UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2016

Item 1.  Reports to Stockholders.

June 30, 2016
Oppenheimer
Discovery Mid Cap Growth Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: Ronald J. Zibelli, Jr., CFA and Justin Livengood, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/16

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	8/15/86	1.63%	-1.33%	9.86%	5.41%
Service Shares	10/16/00	1.50	-1.57	9.58	5.14
Russell MidCap Growth Index		2.15	-2.14	9.98	8.12

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Russell MidCap Growth Index. The Russell MidCap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Acuity Brands, Inc.	2.4%
Ulta Salon, Cosmetics & Fragrance, Inc.	2.3
Equinix, Inc.	2.2
Constellation Brands, Inc., Cl. A	2.2
CoStar Group, Inc.	2.2
Equifax, Inc.	2.1
Ultimate Software Group, Inc. (The)	2.0
Edwards Lifesciences Corp.	1.9
Hasbro, Inc.	1.8
Vulcan Materials Co.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of common stocks.

2        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 1.63% during the reporting period, underperforming the Russell MidCap Growth Index (the “Index”) return of 2.15% and outperforming the Morningstar U.S. Insurance Fund Mid-Cap Growth peer group’s return of 0.18%.

The Fund’s Non-Service shares ranked in the 19th percentile (21 out of 99 funds) in Morningstar’s U.S. Insurance Fund Mid-Cap Growth peer group over the 1-year period ended June 30, 2016. Over the longer-term, Fund’s Non-Service shares ranked in the 8th (9 out of 96 funds), 21st (18 out of 93 funds), and 80th (69 out of 78 funds) percentiles for the 3-, 5- and 10-year periods ended June 30, 2016, respectively. Note that we have managed the Fund under the current investment process for six years.

The Fund generated its strongest results versus the Index in consumer discretionary, health care, materials, and industrials sectors, as a result of stronger relative stock selection. The Fund underperformed the Index in the consumer staples, information technology and financials sectors.

MARKET OVERVIEW

The first half of 2016 was a volatile time for global equity markets. China’s slowing economy, big swings in crude oil prices, and the interest rate hike path indicated by the Fed in its December 2015 communication contributed to a tumultuous environment. March saw a temporary relief rally as communication from the Fed turned more accommodative in light of this weak start to the year. Oil prices and commodities rose, but continued to experience volatility through the close of the reporting period. However, unanswered questions, including how quickly the Fed would raise interest rates and whether Britain would decide to exit the E.U. on its June 23 vote, made for an uncertain period. The U.K. surprised the markets by ultimately deciding to exit the E.U. As a result, markets dropped sharply and remained volatile through the reporting period’s end.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Fund this reporting period included Ulta Salon, NVIDIA and Equinix. Ulta Salon, a leading specialty retailer of beauty products, had a strong reporting period. In a treacherous first quarter for many retailers, Ulta delivered significantly better-than-expected results and guidance. Ulta has grown revenue and earnings per share (“EPS”) by more than 20% for the past four calendar years, including 24% revenue growth and 30% EPS growth in the most recent quarter. NVIDIA Corp., a visual computing company that develops graphics chips for use in PCs, mobile devices, servers, automobiles and supercomputers, reported revenue above consensus over the first quarter of its fiscal year and guided second quarter revenue ahead of consensus expectations driven by broad-based growth. We believe the company is positioned to benefit from growth opportunities across all four key platforms, with a particularly strong competitive position in the gaming market. Equinix, a global leader in data center colocation and interconnection services, had a solid quarter with its shares up over 17%. The company once again reported stronger-than-expected quarterly profit and sold eight data centers in the EU to Digital Realty Trust, which reduced debt and gave them new liquidity for future growth.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included ServiceNow and Palo Alto Networks. ServiceNow, a provider of software services to automate and manage IT services for enterprises, traded down sharply on disappointing fourth quarter billings results and slightly lower than expected fiscal year 2016 guidance. Palo Alto Networks, a provider of network security solutions, reported fourth quarter guidance that missed consensus estimates, with management pointing to longer sales cycles and a weak economic picture. We exited our positions in both stocks during the reporting period and invested the proceeds in other areas of the information technology sector, such as semiconductor and semiconductor capital equipment companies.

STRATEGY & OUTLOOK

Our long-term investment process seeks dynamic companies with above average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

The macroeconomic environment is characterized by anemic economic expansion, weak corporate profit trends and very low interest rates. Widespread efforts by monetary and fiscal authorities to stimulate improved economic performance are producing limited results thus far. The Brexit vote towards the end of the reporting period does not change the direction of these underlying global dynamics, but does exacerbate and accelerate their impact. We believe that high quality companies generating superior growth profiles will continue to outperform over time.

3        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested..

The Morningstar U.S. Insurance Fund Mid-Cap Growth Funds Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. Morningstar U.S. Insurance Fund Mid-Cap Growth Funds Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Morningstar ranking is for Non-Service shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 6/30/16, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Morningstar U.S. Insurance Fund Mid-Cap Growth Funds category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

4        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Non-Service shares	$1,000.00	$1,016.30	$4.02
Service shares	1,000.00	1,015.00	5.27

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.89	4.03
Service shares	1,000.00	1,019.64	5.29

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value

Common Stocks—97.3%

Consumer Discretionary—18.7%

Diversified Consumer Services—0.8%

Bright Horizons Family Solutions, Inc.[1]	78,120	$5,180,137

Hotels, Restaurants & Leisure—4.7%

Domino’s Pizza, Inc.	27,600	3,626,088

Panera Bread Co., Cl. A1	33,140	7,023,692

Restaurant Brands International, Inc.	112,350	4,673,760

Six Flags Entertainment Corp.	147,690	8,558,636

Vail Resorts, Inc.	54,210	7,493,448

		31,375,624

Household Durables—1.8%

DR Horton, Inc.	160,440	5,050,651

Mohawk Industries, Inc.[1]	36,060	6,842,746

		11,893,397

Leisure Products—1.8%

Hasbro, Inc.	142,460	11,965,215

Multiline Retail—3.0%

Dollar General Corp.	92,350	8,680,900

Dollar Tree, Inc.[1]	118,670	11,183,461

		19,864,361

Specialty Retail—6.6%

O’Reilly Automotive, Inc.[1]	43,170	11,703,387

Ross Stores, Inc.	125,820	7,132,736

Tractor Supply Co.	115,720	10,551,350

Ulta Salon, Cosmetics & Fragrance, Inc.[1]	61,760	15,047,206

		44,434,679

Consumer Staples—5.5%

Beverages—3.9%

Constellation Brands, Inc., Cl. A	90,310	14,937,274

Monster Beverage Corp.[1]	68,240	10,966,850

		25,904,124

Food Products—1.6%

ConAgra Foods, Inc.	36,420	1,741,240

Tyson Foods, Inc., Cl. A	75,820	5,064,018

WhiteWave Foods Co. (The), Cl. A1	89,920	4,220,845

		11,026,103

Energy—3.7%

Energy Equipment & Services—0.6%

Core Laboratories NV	29,407	3,643,233

Oil, Gas & Consumable Fuels—3.1%

Concho Resources, Inc.[1]	79,773	9,514,526

Gulfport Energy Corp.[1]	99,496	3,110,245

Parsley Energy, Inc., Cl. A1	304,782	8,247,401

		20,872,172

Financials—10.5%

Capital Markets—0.9%

Affiliated Managers Group, Inc.[1]	40,380	5,684,293

Commercial Banks—1.7%

First Republic Bank	163,180	11,420,968

Diversified Financial Services—2.5%

MarketAxess Holdings, Inc.	42,650	6,201,310

MSCI, Inc., Cl. A	94,880	7,317,145

Nasdaq, Inc.	52,080	3,368,014

		16,886,469

Real Estate Investment Trusts (REITs)—5.4%

Crown Castle International Corp.	88,890	9,016,113

CyrusOne, Inc.	65,290	3,634,041

Digital Realty Trust, Inc.	35,600	3,880,044

Equinix, Inc.	38,720	15,012,906

Extra Space Storage, Inc.	52,120	4,823,185

		36,366,289

	Shares	Value

Health Care—15.6%

Biotechnology—0.7%

BioMarin Pharmaceutical, Inc.[1]	59,230	$4,608,094

Health Care Equipment & Supplies—8.0%

Align Technology, Inc.[1]	83,560	6,730,758

Cooper Cos., Inc. (The)	29,460	5,054,452

CR Bard, Inc.	14,150	3,327,514

DENTSPLY SIRONA, Inc.	106,950	6,635,178

DexCom, Inc.[1]	32,990	2,617,097

Edwards Lifesciences Corp.[1]	128,110	12,776,411

Intuitive Surgical, Inc.[1]	13,220	8,743,840

Teleflex, Inc.	43,330	7,682,842

		53,568,092

Health Care Providers & Services—5.4%

Centene Corp.[1]	147,540	10,529,930

Henry Schein, Inc.[1]	67,230	11,886,264

Universal Health Services, Inc., Cl. B	24,370	3,268,017

VCA, Inc.[1]	150,820	10,196,940

		35,881,151

Life Sciences Tools & Services—1.0%

Mettler-Toledo International, Inc.[1]	18,730	6,834,951

Pharmaceuticals—0.5%

Jazz Pharmaceuticals plc[1]	22,470	3,175,236

Industrials—17.5%

Aerospace & Defense—1.2%

TransDigm Group, Inc.[1]	31,060	8,190,211

Building Products—4.8%

A.O. Smith Corp.	126,610	11,155,607

Lennox International, Inc.	75,280	10,734,928

Masco Corp.	323,130	9,997,642

		31,888,177

Commercial Services & Supplies—3.0%

Cintas Corp.	60,220	5,909,389

KAR Auction Services, Inc.	105,600	4,407,744

Waste Connections, Inc.	133,920	9,648,936

		19,966,069

Electrical Equipment—2.4%

Acuity Brands, Inc.	64,030	15,876,879

Machinery—2.7%

IDEX Corp.	60,260	4,947,346

Middleby Corp. (The)[1]	48,430	5,581,558

Xylem, Inc.	166,480	7,433,332

		17,962,236

Professional Services—2.1%

Equifax, Inc.	109,180	14,018,712

Trading Companies & Distributors—1.3%

HD Supply Holdings, Inc.[1]	258,020	8,984,256

Information Technology—21.6%

Internet Software & Services—2.2%

CoStar Group, Inc.[1]	65,700	14,365,962

IT Services—6.1%

Fiserv, Inc.[1]	109,930	11,952,689

Gartner, Inc.[1]	68,420	6,664,792

Genpact Ltd.[1]	193,310	5,188,440

Global Payments, Inc.	103,920	7,417,810

Vantiv, Inc., Cl. A1	177,500	10,046,500

		41,270,231

Semiconductors & Semiconductor Equipment—4.7%

Applied Materials, Inc.	209,650	5,025,310

Lam Research Corp.	110,330	9,274,340

Microchip Technology, Inc.	128,890	6,542,456

NVIDIA Corp.	229,350	10,781,744

		31,623,850

6        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

	Shares	Value

Software—8.6%

Activision Blizzard, Inc.	175,480	$6,954,273

Electronic Arts, Inc.[1]	135,510	10,266,238

Guidewire Software, Inc.[1]	71,020	4,386,195

Red Hat, Inc.[1]	98,220	7,130,772

Splunk, Inc.[1]	102,490	5,552,908

Tyler Technologies, Inc.[1]	39,750	6,626,723

Ultimate Software Group, Inc. (The)[1]	63,160	13,281,916

Workday, Inc., Cl. A1	42,620	3,182,435

		57,381,460

Materials—4.2%

Chemicals—1.6%

Albemarle Corp.	60,240	4,777,634

	Shares	Value

Chemicals (Continued)

Sherwin-Williams Co. (The)	20,410	$5,993,805

		10,771,439

Construction Materials—1.8%

Vulcan Materials Co.	99,370	11,960,173

Metals & Mining—0.8%

Newmont Mining Corp.	129,300	5,058,215

Total Common Stocks (Cost $510,095,620)		649,902,458

Investment Company—4.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[2,3] (Cost $29,841,248)	29,841,248	29,841,248

Total Investments, at Value (Cost $539,936,868)	101.8%	679,743,706

Net Other Assets (Liabilities)	(1.8)	(11,824,180)

Net Assets	100.0%	$667,919,526

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	20,396,181	153,651,971	144,206,904	29,841,248

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 29,841,248	$50,915

See accompanying Notes to Financial Statements.

7        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $510,095,620)	$649,902,458
Affiliated companies (cost $29,841,248)	29,841,248

679,743,706

Cash	500,000

Receivables and other assets:
Investments sold	5,816,728
Shares of beneficial interest sold	174,602
Dividends	159,413
Other	50,299

Total assets	686,444,748

Liabilities
Payables and other liabilities:
Investments purchased	14,762,867
Shares of beneficial interest redeemed	3,684,743
Trustees’ compensation	41,844
Shareholder communications	16,865
Distribution and service plan fees	7,037
Other	11,866

Total liabilities	18,525,222

Net Assets	$667,919,526

Composition of Net Assets
Par value of shares of beneficial interest	$9,279

Additional paid-in capital	498,760,344

Accumulated net investment income	137,067

Accumulated net realized gain on investments	29,205,998

Net unrealized appreciation on investments	139,806,838

Net Assets	$667,919,526

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $633,486,322 and 8,779,933 shares of beneficial interest outstanding)	$72.15

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $34,433,204 and 498,758 shares of beneficial interest outstanding)	$69.04

See accompanying Notes to Financial Statements.

8        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,282 )	$2,469,904
Affiliated companies	50,915

Total investment income	2,520,819

Expenses
Management fees	2,298,364

Distribution and service plan fees - Service shares	41,926

Transfer and shareholder servicing agent fees:
Non-Service shares	304,351
Service shares	16,787

Shareholder communications:
Non-Service shares	20,478
Service shares	1,128

Trustees’ compensation	16,170

Borrowing fees	5,963

Custodian fees and expenses	2,299

Other	30,416

Total expenses	2,737,882
Less reduction to custodian expenses	(228)
Less waivers and reimbursements of expenses	(120,603)

Net expenses	2,617,051

Net Investment Loss	(96,232)

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	30,429,218

Net change in unrealized appreciation/depreciation on investments	(21,612,935)

Net Increase in Net Assets Resulting from Operations	$8,720,051

See accompanying Notes to Financial Statements.

9        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment loss	$(96,232)	$(1,807,584)

Net realized gain	30,429,218	54,533,950

Net change in unrealized appreciation/depreciation	(21,612,935)	(5,614,443)

Net increase in net assets resulting from operations	8,720,051	47,111,923

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Non-Service shares	(48,415,668)	(61,563,484)
Service shares	(2,737,189)	(2,875,460)

	(51,152,857)	(64,438,944)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	13,073,647	(5,761,632)
Service shares	(200,342)	7,088,846

	12,873,305	1,327,214

Net Assets
Total decrease	(29,559,501)	(15,999,807)

Beginning of period	697,479,027	713,478,834

End of period (including accumulated net investment income of $137,067 and $233,299, respectively)	$667,919,526	$697,479,027

See accompanying Notes to Financial Statements.

10        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$76.85	$78.82	$74.51	$54.80	$47.06	$46.55

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	(0.19)	(0.29)	(0.16)	0.01	(0.26)
Net realized and unrealized gain	1.23	5.67	4.60	19.88	7.73	0.77

Total from investment operations	1.22	5.48	4.31	19.72	7.74	0.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.01)	0.00	0.00
Distributions from net realized gain	(5.92)	(7.45)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(5.92)	(7.45)	0.00	(0.01)	0.00	0.00

Net asset value, end of period	$72.15	$76.85	$78.82	$74.51	$54.80	$47.06

Total Return, at Net Asset Value[3]	1.63%	6.61%	5.78%	35.98%	16.45%	1.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$633,487	$660,450	$682,515	$725,406	$558,934	$543,020

Average net assets (in thousands)	$611,596	$695,736	$688,259	$618,970	$575,072	$605,083

Ratios to average net assets:[4]
Net investment income (loss)	(0.02)%	(0.24)%	(0.39)%	(0.24)%	0.03%	(0.53)%
Expenses excluding specific expenses listed below	0.84%	0.83%	0.83%	0.84%	0.85%	0.84%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.84%	0.83%	0.83%	0.84%	0.85%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	60%	81%	113%	84%	66%	91%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	0.84%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.83%
Year Ended December 31, 2013	0.84%
Year Ended December 31, 2012	0.85%
Year Ended December 30, 2011	0.84%

See accompanying Notes to Financial Statements.

11        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$73.88	$76.21	$72.22	$53.25	$45.84	$45.46

Income (loss) from investment operations:
Net investment loss[2]	(0.09)	(0.38)	(0.46)	(0.30)	(0.12)	(0.37)
Net realized and unrealized gain	1.17	5.50	4.45	19.27	7.53	0.75

Total from investment operations	1.08	5.12	3.99	18.97	7.41	0.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(5.92)	(7.45)	0.00	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(5.92)	(7.45)	0.00	0.00	0.00	0.00

Net asset value, end of period	$69.04	$73.88	$76.21	$72.22	$53.25	$45.84

Total Return, at Net Asset Value[3]	1.50%	6.35%	5.53%	35.62%	16.17%	0.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,433	$37,029	$30,964	$36,549	$35,942	$35,773

Average net assets (in thousands)	$33,731	$32,812	$32,927	$35,905	$37,842	$37,775

Ratios to average net assets:[4]
Net investment loss	(0.27)%	(0.49)%	(0.64)%	(0.49)%	(0.22)%	(0.78)%
Expenses excluding specific expenses listed below	1.09%	1.08%	1.08%	1.09%	1.10%	1.09%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.09%	1.08%	1.08%	1.09%	1.10%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	60%	81%	113%	84%	66%	91%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.08%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.10%
Year Ended December 30, 2011	1.09%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to

13        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the Fund will not have any capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$540,571,590

Gross unrealized appreciation	$142,442,360
Gross unrealized depreciation	(3,270,244)

Net unrealized appreciation	$139,172,116

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing

14        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

3. Securities Valuation (Continued)

evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

15        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$124,713,413	$—	$—	$124,713,413
Consumer Staples	36,930,227	—	—	36,930,227
Energy	24,515,405	—	—	24,515,405
Financials	70,358,019	—	—	70,358,019
Health Care	104,067,524	—	—	104,067,524
Industrials	116,886,540	—	—	116,886,540
Information Technology	144,641,503	—	—	144,641,503
Materials	27,789,828	—	—	27,789,828
Investment Company	29,841,247	—	—	29,841,247

Total Assets	$679,743,706	$—	$—	$679,743,706

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and

16        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

5. Market Risk Factors (Continued)

a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	146,606	$10,736,692	316,843	$25,835,263
Dividends and/or distributions reinvested	674,971	48,415,668	772,150	61,563,484
Redeemed	(635,482)	(46,078,713)	(1,154,717)	(93,160,379)

Net increase (decrease)	186,095	$13,073,647	(65,724)	$(5,761,632)

Service Shares
Sold	29,057	$2,029,005	153,951	$11,748,349
Dividends and/or distributions reinvested	39,877	2,737,189	37,465	2,875,460
Redeemed	(71,388)	(4,966,536)	(96,510)	(7,534,963)

Net increase (decrease)	(2,454)	$(200,342)	94,906	$7,088,846

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$380,717,963	$416,050,916

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.72% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining

17        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $103,513 and $5,586 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $11,504 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

18        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Discovery Mid Cap Growth Fund/VA	6/21/16	0.0%	100.0%	0.0%

20        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

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21        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

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23        OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Ronald J. Zibelli, Jr., Vice President
Justin Livengood, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2016
Oppenheimer
Conservative Balanced Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Krishna Memani and Magnus Krantz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/16

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	2/9/87	4.20%	3.70%	6.90%	2.77%
Service Shares	5/1/02	4.03	3.45	6.62	2.51
Russell 3000 Index		3.62	2.14	11.60	7.40
Barclays U.S. Aggregate Bond Index		5.31	6.00	3.76	5.13
Reference Index		4.92	5.06	6.82	6.55

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. C	1.3%
Johnson & Johnson	1.2
Microsoft Corp.	1.1
Simon Property Group, Inc.	0.9
Facebook, Inc., Cl. A	0.8
Chubb Ltd.	0.8
Comcast Corp., Cl. A	0.8
Chevron Corp.	0.8
Suncor Energy, Inc.	0.7
Citigroup, Inc.	0.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Mortgage-Backed Obligations
Government Agency	20.6%
Non-Agency	10.9
Common Stocks	31.2
Non-Convertible Corporate Bonds and Notes	28.5
Asset-Backed Securities	6.3
Investment Company Oppenheimer Institutional Money Market Fund	2.1
U.S. Government Obligations	0.3
Over-the-Counter Options Purchased	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of investments.

2        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 4.20% during the reporting period. On a relative basis, the Fund’s Reference Index returned 4.92%. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Measured separately, the Barclays U.S. Aggregate Bond Index returned 5.31% and the Russell 3000 Index returned 3.62%.

MARKET OVERVIEW

2016 started off with credit markets widening amid stock market weakness. The Federal Reserve’s (the “Fed”) statement in January suggested they would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the Bank of Japan cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically.

By mid-February markets began to turn. The European Central Bank (“ECB”) hinted it would likely ease further, the Bank of Japan’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

The second quarter of 2016 began with improving data momentum, payrolls and wages remained steady, while survey indicators such as the Institute for Supply Management (“ISM”) and consumer sentiment also improved. Chinese and emerging market growth looked to have stabilized or modestly strengthened. The market continued to price for one with the potential of two hikes by the Federal Reserve in 2016, as core consumer price inflation data remained stable at about 2.2% year-over-year, and headline inflation stabilized at about 1%.

Data trends continued into May, which led to expectations that the Fed would hike at least twice during 2016 – including the potential for a June hike. A weak May payrolls report caused the market to back off the possibility of two hikes, as did a dovish Chair Yellen in her press conference after the mid-June Federal Open Market Committee meeting.

The big surprise news came late in June with voters in the United Kingdom opting to drop out of the European Union. U.S. markets became extremely volatile for two days. However, risk assets sharply rebounded, while bond yields remain depressed on expectations of further central bank easing.

EQUITY STRATEGY REVIEW

The equity strategy produced positive absolute performance during the reporting period, but underperformed the Russell 3000 Index. The equity strategy’s underperformance stemmed primarily from weaker relative stock selection in the information technology and energy sectors. The equity strategy outperformed the Russell 3000 Index in the health care, financials and industrials sectors, due largely to stronger relative stock selection.

The equity strategy’s top contributors to performance included Johnson & Johnson, Digital Realty Trust, Inc. and Verizon Communications, Inc. Johnson & Johnson is engaged in the research and development, manufacture and sale of products in the health care industry. The company reported positive earnings results due in part to strong prescription drug revenue and a weakening dollar. Johnson & Johnson also announced that it expects to increase profit margins this year, partly due to cost cuts. Digital Realty (“DLR”) is a real estate investment trust (“REIT”) that owns, acquires, develops and manages technology-related real estate, including data centers. The company performed strongly during the reporting period, showing improved leasing results and higher profitability. In addition, DLR completed a key acquisition of TelX, which provides valuable services to clients who need to connect with many internet and telecom providers inside datacenters. This acquisition is expected to be accretive to both revenue and earnings growth over the next few years, and enhances the value proposition DLR can offer its tenants. Verizon benefited as competitive intensity in wireless has shown signs of abating, allowing investors to have greater confidence in its dividend yield relative to other stable U.S. income stocks. The company entered the year at 11x earnings per share (“EPS”) and 5% dividend yield following comments from management that overall company EPS would be flat in 2016 relative to 2015 due to a divesture that left the company with some stranded costs to work out over 2016. However, as industry trends have improved and management has made improved progress on its cost reductions, the stock’s performance has improved.

The equity strategy’s top detractors from performance included Citigroup, Inc., Apple, Inc. and Alphabet, Inc. Starting with Citigroup, over the first half of the reporting period, the stock, along with other large banking companies, underperformed largely as a result of inaction by the Fed. Net interest margins—a key metric of profitability—were under pressure as interest rates remained low. Investors had expected that with a rise in short-term rates, this measure of

3        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

profitability would expand, providing a boost to earnings growth over the near- to-mid-term. Though the Fed indeed raised rates in December, weak economic data greatly decreased the likelihood that more rate hikes are coming, pressuring Citigroup and its peers. Apple experienced declines over the closing months of the period. The company reported a disappointing quarter and outlook as the iPhone 6S is lapping very difficult prior year results in addition to a decelerating global macro-economy. Alphabet, the holding company of Google, reported a decent quarter, yet the results did not satisfy elevated investor expectations. With very widespread ownership, the stock experienced declines following the earnings release.

FIXED-INCOME STRATEGY REVIEW

The Fund’s fixed-income strategy underperformed the Barclays U.S. Aggregate Bond Index this reporting period. The strategy’s underperformance stemmed from selection in investment grade credit and commercial mortgage-backed securities (“CMBS”). Positive contributors to performance included security selection in agency MBS and an underweight position in U.S. Treasuries.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Non-Service shares	$1,000.00	$1,042.00	$3.41
Service shares	1,000.00	1,040.30	4.68

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.53	3.37
Service shares	1,000.00	1,020.29	4.63

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value

Common Stocks—34.7%

Consumer Discretionary—4.3%

Auto Components—0.3%

Delphi Automotive plc	12,740	$797,524

Hotels, Restaurants & Leisure—0.8%

International Speedway Corp., Cl. A	7,570	253,216

McDonald’s Corp.	9,920	1,193,773

Sonic Corp.	16,760	453,358

		1,900,347

Household Durables—0.3%

Toll Brothers, Inc.[1]	21,090	567,532

Internet & Catalog Retail—0.2%

Amazon.com, Inc.[1]	760	543,871

Media—1.0%

Comcast Corp., Cl. A	28,490	1,857,263

Madison Square Garden Co. (The), Cl. A1	2,790	481,303

		2,338,566

Specialty Retail—1.7%

AutoZone, Inc.[1]	1,160	920,855

Home Depot, Inc. (The)	11,320	1,445,451

Ross Stores, Inc.	16,280	922,913

Sally Beauty Holdings, Inc.[1]	23,500	691,135

		3,980,354

Consumer Staples—3.4%

Beverages—1.3%

Coca-Cola European Partners plc	16,060	573,181

Molson Coors Brewing Co., Cl. B	9,660	976,916

PepsiCo, Inc.	13,990	1,482,101

		3,032,198

Food Products—0.9%

Kraft Heinz Co. (The)	11,870	1,050,257

Mondelez International, Inc., Cl. A	24,170	1,099,977

		2,150,234

Tobacco—1.2%

Philip Morris International, Inc.	14,530	1,477,992

Reynolds American, Inc.	21,310	1,149,248

		2,627,240

Energy—2.2%

Oil, Gas & Consumable Fuels—2.2%

Chevron Corp.	17,022	1,784,416

HollyFrontier Corp.	10,861	258,166

Noble Energy, Inc.	31,982	1,147,195

Suncor Energy, Inc.	62,320	1,728,134

Western Refining, Inc.	12,337	254,512

		5,172,423

Financials—5.7%

Commercial Banks—1.8%

BancorpSouth, Inc.	26,820	608,546

Citigroup, Inc.	40,350	1,710,436

JPMorgan Chase & Co.	20,450	1,270,763

Webster Financial Corp.	21,730	737,734

		4,327,479

Consumer Finance—0.5%

Synchrony Financial[1]	43,230	1,092,854

Insurance—1.4%

Chubb Ltd.	14,630	1,912,287

FNF Group	39,030	1,463,625

		3,375,912

Real Estate Investment Trusts (REITs)—1.5%

Digital Realty Trust, Inc.	6,130	668,109

Lamar Advertising Co., Cl. A	10,420	690,846

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Simon Property Group, Inc.	9,500	$2,060,550

		3,419,505

Thrifts & Mortgage Finance—0.5%

New York Community Bancorp, Inc.	72,790	1,091,122

Health Care—5.0%

Biotechnology—0.5%

BioMarin Pharmaceutical, Inc.[1]	4,540	353,212

Celgene Corp.[1]	8,830	870,903

		1,224,115

Health Care Equipment & Supplies—0.7%

DexCom, Inc.[1]	4,780	379,197

Medtronic plc	13,179	1,143,542

		1,522,739

Health Care Providers & Services—1.4%

Centene Corp.[1]	12,250	874,283

Diplomat Pharmacy, Inc.[1]	12,050	421,750

McKesson Corp.	4,740	884,721

Universal Health Services, Inc., Cl. B	5,460	732,186

WellCare Health Plans, Inc.[1]	4,300	461,304

		3,374,244

Life Sciences Tools & Services—0.2%

Agilent Technologies, Inc.	10,460	464,006

Pharmaceuticals—2.2%

Bristol-Myers Squibb Co.	14,620	1,075,301

Johnson & Johnson	22,560	2,736,528

Mylan NV1	10,080	435,859

Prestige Brands Holdings, Inc.[1]	15,880	879,752

		5,127,440

Industrials—4.9%

Aerospace & Defense—1.1%

L-3 Communications Holdings, Inc.	5,370	787,725

Lockheed Martin Corp.	3,740	928,156

United Technologies Corp.	8,130	833,732

		2,549,613

Airlines—0.3%

Spirit Airlines, Inc.[1]	14,290	641,192

Building Products—0.3%

Masonite International Corp.[1]	10,190	673,967

Commercial Services & Supplies—1.2%

KAR Auction Services, Inc.	24,280	1,013,447

Tyco International plc	20,760	884,376

Waste Connections, Inc.	11,890	856,675

		2,754,498

Construction & Engineering—0.3%

AECOM[1]	20,550	652,873

Industrial Conglomerates—0.7%

General Electric Co.	52,230	1,644,200

Machinery—0.3%

Xylem, Inc.	15,200	678,680

Professional Services—0.4%

Nielsen Holdings plc	7,940	412,642

Robert Half International, Inc.	17,840	680,774

		1,093,416

Road & Rail—0.3%

Canadian Pacific Railway Ltd.	5,800	746,982

Information Technology—6.4%

Electronic Equipment, Instruments, & Components—0.2%

SYNNEX Corp.	5,200	493,064

Internet Software & Services—2.5%

Alphabet, Inc., Cl. C1	4,540	3,142,134

Facebook, Inc., Cl. A1	16,970	1,939,331

6        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Shares	Value

Internet Software & Services (Continued)

j2 Global, Inc.	10,110	$638,649

		5,720,114

IT Services—0.7%

Amdocs Ltd.	7,360	424,819

PayPal Holdings, Inc.[1]	34,730	1,267,993

		1,692,812

Semiconductors & Semiconductor Equipment—0.4%

Applied Materials, Inc.	41,510	994,995

Software—2.4%

Activision Blizzard, Inc.	21,860	866,312

Fortinet, Inc.[1]	13,450	424,885

Guidewire Software, Inc.[1]	6,500	401,440

Imperva, Inc.[1]	6,600	283,866

Microsoft Corp.	49,440	2,529,845

Paylocity Holding Corp.[1]	9,660	417,312

ServiceNow, Inc.[1]	5,541	367,922

Splunk, Inc.[1]	6,810	368,966

		5,660,548

Technology Hardware, Storage & Peripherals—0.2%

Western Digital Corp.	10,590	500,483

Materials—1.0%

Chemicals—0.2%

Eastman Chemical Co.	8,470	575,113

Construction Materials—0.5%

Vulcan Materials Co.	8,850	1,065,186

Metals & Mining—0.3%

Alcoa, Inc.	78,290	725,748

Telecommunication Services—0.7%

Diversified Telecommunication Services—0.7%

ORBCOMM, Inc.[1]	375	3,731

Verizon Communications, Inc.	29,210	1,631,087

		1,634,818

Utilities—1.1%

Electric Utilities—0.8%

OGE Energy Corp.	29,990	982,172

PG&E Corp.	13,490	862,281

		1,844,453

Gas Utilities—0.3%

Suburban Propane Partners LP2	21,230	709,082

Total Common Stocks (Cost $71,737,818)		81,181,542
	Principal Amount

Asset-Backed Securities—7.0%

American Credit Acceptance Receivables Trust:
Series 2014-1, Cl. B, 2.39%, 11/12/19[3]	$171,560	171,627
Series 2014-2, Cl. B, 2.26%, 3/10/20[3]	63,315	63,317
Series 2014-3, Cl. B, 2.43%, 6/10/20[3]	419,484	419,724
Series 2014-4, Cl. B, 2.60%, 10/12/20[3]	175,000	175,336
Series 2015-1, Cl. B, 2.85%, 2/12/21[3]	445,000	447,632
Series 2015-3, Cl. B, 3.56%, 10/12/21[3]	360,000	366,479

American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	80,000	80,340
Series 2014-3, Cl. A, 1.49%, 4/15/20	65,000	65,516

AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[3]	380,000	380,724
Series 2012-4, Cl. D, 2.68%, 10/9/18	115,000	115,515
Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	415,000	418,492
Series 2013-3, Cl. E, 3.74%, 12/8/20[3]	180,000	183,369
Series 2014-1, Cl. E, 3.58%, 8/9/21	355,000	357,123
Series 2014-2, Cl. E, 3.37%, 11/8/21	440,000	438,475

Cabela’s Credit Card Master Note Trust,
Series 2016-1, Cl. A1, 1.78%, 6/15/22	340,000	340,014

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	125,000	125,359

	Principal Amount	Value

Asset-Backed Securities (Continued)

Capital Auto Receivables Asset Trust: (Continued)
Series 2014-1, Cl. D, 3.39%, 7/22/19	$140,000	$143,331
Series 2014-3, Cl. D, 3.14%, 2/20/20	195,000	196,833
Series 2015-1, Cl. D, 3.16%, 8/20/20	195,000	196,810
Series 2015-4, Cl. D, 3.62%, 5/20/21	295,000	300,579

Capital One Multi-Asset Execution Trust:
Series 2014-A2, Cl. A2, 1.26%, 1/15/20	480,000	481,587
Series 2014-A5, Cl. A5, 1.48%, 7/15/20	660,000	664,480

CarFinance Capital Auto Trust:
Series 2014-1A, Cl. A, 1.46%, 12/17/18[3]	17,331	17,320
Series 2015-1A, Cl. A, 1.75%, 6/15/21[3]	139,115	138,570

CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	115,000	115,780
Series 2015-3, Cl. D, 3.27%, 3/15/22	210,000	211,507
Series 2016-1, Cl. D, 3.11%, 8/15/22	220,000	220,182

Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	105,000	107,864
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	595,000	596,251
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	400,000	401,587

CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[3]	46,276	46,387
Series 2014-A, Cl. A, 1.21%, 8/15/18[3]	95,164	95,093
Series 2014-C, Cl. A, 1.31%, 2/15/19[3]	120,006	119,883

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[3]	17,334	17,319

Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[3]	270,000	269,555
Series 2014-2A, Cl. B, 2.67%, 9/15/22[3]	195,000	195,365

Discover Card Execution Note Trust,
Series 2014-A5, Cl. A, 1.39%, 4/15/20	585,000	588,808

Drive Auto Receivables Trust:
Series 2015-BA, Cl. C, 2.76%, 7/15/21[3]	345,000	345,396
Series 2016-BA, Cl. C, 3.19%, 7/15/22[3]	170,000	170,454

DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[3]	143,283	144,548
Series 2013-2A, Cl. D, 4.18%, 6/15/20[3]	500,235	505,630
Series 2014-2A, Cl. D, 3.68%, 4/15/21[3]	615,000	621,246
Series 2014-3A, Cl. D, 4.47%, 11/15/21[3]	245,000	248,600
Series 2015-1A, Cl. C, 2.87%, 11/16/20[3]	205,000	205,075
Series 2016-1A, Cl. B, 2.79%, 5/15/20[3]	290,000	291,294

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	278,536	270,365

Exeter Automobile Receivables Trust:
Series 2014-1A, Cl. B, 2.42%, 1/15/19[3]	237,586	237,586
Series 2014-1A, Cl. C, 3.57%, 7/15/19[3]	280,000	282,203
Series 2014-2A, Cl. A, 1.06%, 8/15/18[3]	7,641	7,637
Series 2014-2A, Cl. C, 3.26%, 12/16/19[3]	135,000	135,941

First Investors Auto Owner Trust:
Series 2013-3A, Cl. B, 2.32%, 10/15/19[3]	465,000	465,529
Series 2013-3A, Cl. D, 3.67%, 5/15/20[3]	165,000	163,189

Flagship Credit Auto Trust:
Series 2014-1, Cl. A, 1.21%, 4/15/19[3]	49,229	49,091
Series 2014-2, Cl. A, 1.43%, 12/16/19[3]	133,852	133,254

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	37,374	36,736

GM Financial Automobile Leasing Trust,
Series 2015-1, Cl. D, 3.01%, 3/20/20	280,000	278,588

7        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Asset-Backed Securities (Continued)

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[3]	$46,773	$46,747

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.753%, 10/25/19[3,4]	145,000	144,457

Santander Drive Auto Receivables Trust:
Series 2013-A, Cl. E, 4.71%, 1/15/21[3]	325,000	334,176
Series 2014-2, Cl. D, 2.76%, 2/18/20	200,000	203,071
Series 2016-2, Cl. D, 3.39%, 4/15/22	115,000	116,446

SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[3]	31,621	31,645
Series 2014-1A, Cl. D, 2.88%, 1/15/20[3]	165,000	162,891

TCF Auto Receivables Owner Trust:
Series 2014-1A, Cl. C, 3.12%, 4/15/21[3]	115,000	114,396
Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	190,000	188,195

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[3]	127,968	126,905

United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[3]	260,000	255,375

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[3]	180,000	179,598
Series 2014-2A, Cl. D, 2.86%, 7/15/21[3]	195,000	193,688
Series 2015-1A, Cl. C, 2.29%, 11/16/20[3]	205,000	204,743
Series 2015-2A, Cl. C, 2.45%, 1/15/21[3]	250,000	249,836

Total Asset-Backed Securities (Cost $16,385,407)		16,418,664

Mortgage-Backed Obligations—35.0%

Government Agency—22.9%

FHLMC/FNMA/FHLB/Sponsored—20.0%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	20,502	20,995
5.00%, 12/1/34	3,128	3,493
5.50%, 9/1/39	429,401	479,362
6.50%, 4/1/18-4/1/34	29,700	33,865
7.00%, 10/1/31-10/1/37	134,681	157,193
9.00%, 8/1/22-5/1/25	2,491	2,730

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 13.247%, 4/1/27[5]	69,310	15,165
Series 192,Cl. IO, 6.638%, 2/1/28[5]	20,419	3,993
Series 243,Cl. 6, 1.656%, 12/15/32[5]	57,878	10,025

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	224,499	229,568

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.163%, 6/1/26[6]	22,670	21,095

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2426,Cl. BG, 6.00%, 3/15/17	13,144	13,364
Series 2427,Cl. ZM, 6.50%, 3/15/32	118,680	137,470
Series 2461,Cl. PZ, 6.50%, 6/15/32	51,342	61,224
Series 2564,Cl. MP, 5.00%, 2/15/18	67,817	69,502
Series 2585,Cl. HJ, 4.50%, 3/15/18	36,211	37,039
Series 2626,Cl. TB, 5.00%, 6/15/33	107,332	116,635
Series 2635,Cl. AG, 3.50%, 5/15/32	43,163	45,818
Series 2707,Cl. QE, 4.50%, 11/15/18	215,028	221,727
Series 2770,Cl. TW, 4.50%, 3/15/19	9,459	9,733
Series 3010,Cl. WB, 4.50%, 7/15/20	29,332	30,511
Series 3025,Cl. SJ, 23.129%, 8/15/35[4]	19,187	30,226
Series 3030,Cl. FL, 0.842%, 9/15/35[4]	101,616	101,339
Series 3741,Cl. PA, 2.15%, 2/15/35	237,957	240,713
Series 3815,Cl. BD, 3.00%, 10/15/20	7,431	7,558
Series 3822,Cl. JA, 5.00%, 6/15/40	68,684	72,677

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3840,Cl. CA, 2.00%, 9/15/18	$5,587	$5,633
Series 3848,Cl. WL, 4.00%, 4/15/40	130,731	137,763
Series 3857,Cl. GL, 3.00%, 5/15/40	7,643	7,987
Series 4221,Cl. HJ, 1.50%, 7/15/23	742,146	749,611

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 49.105%, 3/15/29[5]	63,972	13,151
Series 2796,Cl. SD, 49.105%, 7/15/26[5]	98,673	18,225
Series 2920,Cl. S, 52.005%, 1/15/35[5]	520,081	99,823
Series 2922,Cl. SE, 6.264%, 2/15/35[5]	30,653	5,708
Series 2981,Cl. AS, 0.09%, 5/15/35[5]	279,962	57,070
Series 3201,Cl. SG, 3.605%, 8/15/36[5]	76,704	17,154
Series 3397,Cl. GS, 14.918%, 12/15/37[5]	33,428	6,818
Series 3424,Cl. EI, 5.039%, 4/15/38[5]	17,511	2,172
Series 3450,Cl. BI, 10.234%, 5/15/38[5]	94,151	16,575
Series 3606,Cl. SN, 2.214%, 12/15/39[5]	49,126	9,958

Federal National Mortgage Assn.:
2.50%, 7/1/31[7]	7,320,000	7,573,913
3.00%, 7/1/31[7]	5,585,000	5,856,287
3.50%, 7/1/46[7]	14,505,000	15,303,341
4.00%, 7/1/46[7]	6,085,000	6,523,429
4.50%, 7/1/31[7]	219,000	224,543
5.00%, 7/1/46[7]	3,345,000	3,716,086

Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	10,033	10,358
5.50%, 9/1/20	2,705	2,881
6.00%, 11/1/17-3/1/37	193,654	221,285
6.50%, 5/1/17-10/1/19	13,097	13,283
7.00%, 11/1/17-10/1/35	8,949	9,423
7.50%, 1/1/33	70,765	86,701
8.50%, 7/1/32	4,406	4,833

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 16.513%, 6/25/23[5]	157,223	24,879
Series 233,Cl. 2, 31.465%, 8/25/23[5]	107,575	20,468
Series 252,Cl. 2, 35.254%, 11/25/23[5]	144,390	26,501
Series 319,Cl. 2, 3.308%, 2/25/32[5]	32,561	7,029
Series 320,Cl. 2, 9.764%, 4/25/32[5]	10,979	2,987
Series 321,Cl. 2, 1.725%, 4/25/32[5]	115,584	24,238
Series 331,Cl. 9, 10.026%, 2/25/33[5]	134,828	28,987
Series 334,Cl. 17, 17.337%, 2/25/33[5]	74,761	15,429
Series 339,Cl. 12, 0.00%, 6/25/33[5,8]	100,913	21,081
Series 339,Cl. 7, 0.00%, 11/25/33[5,8]	294,016	58,424
Series 343,Cl. 13, 0.00%, 9/25/33[5,8]	107,151	21,029
Series 345,Cl. 9, 0.00%, 1/25/34[5,8]	96,233	19,092
Series 351,Cl. 10, 0.00%, 4/25/34[5,8]	13,358	2,683
Series 351,Cl. 8, 0.00%, 4/25/34[5,8]	46,055	9,219
Series 356,Cl. 10, 0.00%, 6/25/35[5,8]	32,417	6,007
Series 356,Cl. 12, 0.00%, 2/25/35[5,8]	17,413	3,234
Series 362,Cl. 13, 0.00%, 8/25/35[5,8]	124,634	25,302
Series 364,Cl. 16, 0.00%, 9/25/35[5,8]	87,752	16,880

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	52,878	60,624
Series 2003-100,Cl. PA, 5.00%, 10/25/18	153,014	157,925
Series 2003-130,Cl. CS, 13.193%, 12/25/33[4]	10,891	12,429
Series 2003-84,Cl. GE, 4.50%, 9/25/18	11,427	11,730
Series 2004-101,Cl. BG, 5.00%, 1/25/20	31,090	31,308
Series 2004-25,Cl. PC, 5.50%, 1/25/34	116,373	121,275
Series 2005-104,Cl. MC, 5.50%, 12/25/25	237,356	260,514
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	301,610

8        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-73,Cl. DF, 0.703%, 8/25/35[4]	$188,744	$189,555
Series 2006-11,Cl. PS, 22.905%, 3/25/36[4]	71,188	113,180
Series 2006-46,Cl. SW, 22.537%, 6/25/36[4]	49,719	70,473
Series 2006-50,Cl. KS, 22.538%, 6/25/36[4]	10,661	16,232
Series 2008-75,Cl. DB, 4.50%, 9/25/23	46,896	48,192
Series 2009-113,Cl. DB, 3.00%, 12/25/20	166,142	169,197
Series 2009-36,Cl. FA, 1.393%, 6/25/37[4]	75,185	76,751
Series 2009-37,Cl. HA, 4.00%, 4/25/19	43,385	44,303
Series 2009-70,Cl. TL, 4.00%, 8/25/19	477,583	486,834
Series 2010-43,Cl. KG, 3.00%, 1/25/21	84,411	86,280
Series 2011-15,Cl. DA, 4.00%, 3/25/41	33,210	35,204
Series 2011-3,Cl. EL, 3.00%, 5/25/20	268,567	273,452
Series 2011-3,Cl. KA, 5.00%, 4/25/40	168,133	185,359
Series 2011-38,Cl. AH, 2.75%, 5/25/20	6,055	6,145
Series 2011-82,Cl. AD, 4.00%, 8/25/26	182,132	187,288

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 27.57%, 11/25/31[5]	126,619	25,872
Series 2001-81,Cl. S, 26.098%, 1/25/32[5]	32,958	7,494
Series 2002-47,Cl. NS, 31.79%, 4/25/32[5]	87,800	18,452
Series 2002-51,Cl. S, 31.979%, 8/25/32[5]	80,621	16,092
Series 2002-52,Cl. SD, 35.332%, 9/25/32[5]	117,919	27,996
Series 2002-77,Cl. SH, 35.599%, 12/18/32[5]	49,270	11,529
Series 2002-84,Cl. SA, 34.035%, 12/25/32[5]	122,242	24,880
Series 2002-9,Cl. MS, 27.042%, 3/25/32[5]	34,107	7,684
Series 2003-33,Cl. SP, 28.934%, 5/25/33[5]	133,175	28,727
Series 2003-4,Cl. S, 30.371%, 2/25/33[5]	73,573	16,802
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,8]	248,321	27,791
Series 2004-54,Cl. DS, 38.392%, 11/25/30[5]	99,126	18,901
Series 2004-56,Cl. SE, 11.821%, 10/25/33[5]	25,028	5,187
Series 2005-12,Cl. SC, 9.13%, 3/25/35[5]	14,542	2,625
Series 2005-14,Cl. SE, 37.768%, 3/25/35[5]	48,378	9,655
Series 2005-40,Cl. SA, 48.117%, 5/25/35[5]	255,608	55,193
Series 2005-52,Cl. JH, 3.146%, 5/25/35[5]	689,009	130,730
Series 2005-93,Cl. SI, 18.351%, 10/25/35[5]	58,901	10,803
Series 2007-88,Cl. XI, 35.398%, 6/25/37[5]	146,589	28,428
Series 2008-55,Cl. SA, 8.139%, 7/25/38[5]	69,859	8,304
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,8]	10,618	385
Series 2011-96,Cl. SA, 5.993%, 10/25/41[5]	140,254	28,646

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2012-134,Cl. SA, 8.342%, 12/25/42[5]	$537,931	$131,100
Series 2012-40,Cl. PI, 0.00%, 4/25/41[5,8]	303,384	37,195

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.183%, 9/25/23[6]	57,105	53,963

		46,880,794

GNMA/Guaranteed—2.9%

Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	19,251	20,109
7.50%, 1/15/23-6/15/24	24,782	26,205
8.00%, 5/15/17-4/15/23	17,880	19,634
8.50%, 8/15/17-12/15/17	1,130	1,144

Government National Mortgage Assn. II Pool:
3.50%, 7/1/46[7]	4,180,000	4,436,025
4.00%, 7/1/46[7]	1,965,000	2,100,554

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 48.182%, 2/16/32[5]	153,676	25,092
Series 2002-76,Cl. SY, 52.112%, 12/16/26[5]	309,288	58,961
Series 2007-17,Cl. AI, 15.086%, 4/16/37[5]	376,368	81,969
Series 2011-52,Cl. HS, 4.18%, 4/16/41[5]	181,670	35,387

		6,805,080

Non-Agency—12.1%

Commercial—7.0%

Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.738%, 7/20/36[4]	692,191	645,577
Series 2014-R7,Cl. 3A1, 2.855%, 3/26/36[3,4]	273,345	274,236

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[3,4]	176,609	177,141

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.672%, 1/25/36[4]	174,481	163,257

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.603%, 4/10/46[3,4]	95,000	87,387

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.725%, 10/15/45[3,4]	185,000	177,919
Series 2012-CR5,Cl. E, 4.479%, 12/10/45[3,4]	480,000	436,152
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[3]	255,000	266,264
Series 2013-CR7,Cl. D, 4.491%, 3/10/46[3,4]	445,000	407,850
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	865,000	945,151
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	285,000	310,602
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	280,000	302,547

COMM Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[5,8]	402,399	29,940

Connecticut Avenue Securities:
Series 2014-C03,Cl. 1M1, 1.653%, 7/25/24[4]	198,308	198,861

9        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

Connecticut Avenue Securities: (Continued)
Series 2014-C04,Cl. 2M1, 2.553%, 11/25/24[4]	$78,876	$79,190
Series 2015-C03,Cl. 1M1, 1.953%, 7/25/25[4]	166,390	166,897
Series 2016-C02,Cl. 1M1, 2.603%, 9/25/28[4]	19,649	19,889
Series 2016-C03,Cl. 1M1, 2.453%, 10/25/28[4]	376,657	379,449

CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	174,827	130,074
Series 2009-13R,Cl. 4A1, 2.746%, 9/26/36[3,4]	5,120	5,129

Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	155,000	165,224

Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2015-M11,Cl. A2, 2.921%, 4/25/25[4]	380,000	402,727
Series 2015-M8,Cl. A2, 2.90%, 1/25/25[4]	265,000	283,253
Series 2016-M5,Cl. A2, 2.469%, 4/25/26	960,000	977,737

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	92,036	83,504
Series 2005-FA8,Cl. 1A6, 1.103%, 11/25/35[4]	112,355	75,061

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.425%, 11/25/46[3,4]	50,000	50,087
Series 2013-K25,Cl. C, 3.743%, 11/25/45[3,4]	60,000	57,062
Series 2013-K26,Cl. C, 3.722%, 12/25/45[3,4]	40,000	39,100
Series 2013-K27,Cl. C, 3.616%, 1/25/46[3,4]	110,000	100,751
Series 2013-K28,Cl. C, 3.614%, 6/25/46[3,4]	450,000	416,963
Series 2013-K502,Cl. C, 3.21%, 3/25/45[3,4]	220,000	221,172
Series 2013-K712,Cl. C, 3.484%, 5/25/45[3,4]	70,000	71,137
Series 2013-K713,Cl. C, 3.274%, 4/25/46[3,4]	145,000	144,423
Series 2014-K715,Cl. C, 4.268%, 2/25/46[3,4]	35,000	34,616

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[3,4]	456,163	428,986

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.182%, 7/25/35[4]	39,059	38,466

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Cl. E, 5.365%, 5/15/45[3,4]	205,000	195,548

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.827%, 7/25/35[4]	153,416	153,327

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.746%, 9/26/36[3,4]	19,080	19,097
Series 2009-5,Cl. 1A2, 3.046%, 7/26/36[3,4]	244,812	220,150

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	385,000	421,800
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	180,000	193,503

	Principal Amount	Value

Commercial (Continued)

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.851%, 4/21/34[4]	$62,052	$63,133

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.812%, 11/15/45[3,4]	385,000	373,849
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	779,550

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.197%, 11/26/36[3,4]	249,917	166,572

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.668%, 6/26/46[3,4]	448,567	447,911

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.405%, 7/26/45[3,4]	33,583	33,508

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.602%, 8/25/34[4]	278,602	278,605

Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 3.853%, 7/25/23[4]	358,647	366,338
Series 2014-DN1,Cl. M2, 2.653%, 2/25/24[4]	145,000	147,037
Series 2014-HQ2,Cl. M1, 1.903%, 9/25/24[4]	100,709	101,291
Series 2015-DN1,Cl. M1, 1.703%, 1/25/25[4]	12,723	12,724
Series 2015-DNA2,Cl. M2, 3.046%, 12/25/27[4]	110,000	112,183
Series 2015-DNA3,Cl. M1, 1.803%, 4/25/28[4]	97,910	98,099
Series 2015-DNA3,Cl. M2, 3.303%, 4/25/28[4]	380,000	390,949
Series 2015-HQA1,Cl. M1, 1.703%, 3/25/28[4]	241,337	241,364
Series 2016-DNA2,Cl. M1, 1.703%, 10/25/28[4]	388,499	388,594
Series 2016-DNA2,Cl. M2, 2.653%, 10/25/28[4]	390,000	393,416
Series 2016-DNA3,Cl. M1, 1.546%, 12/25/28[4]	325,000	325,481
Series 2016-DNA3,Cl. M2, 2.446%, 12/25/28[4]	110,000	110,298
Series 2016-HQA2,Cl. M1, 1.653%, 11/25/28[4]	225,000	223,697
Series 2016-HQA2,Cl. M2, 2.703%, 11/25/28[4]	385,000	387,443

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.043%, 5/10/63[3,4]	45,000	43,328

Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Cl. AS, 4.013%, 6/15/48	165,000	180,089

WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.992%, 6/15/45[3,4]	80,000	77,206
Series 2013-C11,Cl. D, 4.318%, 3/15/45[3,4]	49,000	45,023
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	155,000	164,347
Series 2013-C15,Cl. D, 4.629%, 8/15/46[3,4]	225,000	200,454
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	150,000	166,083

10        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Commercial (Continued)

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[3,5,8]	$2,693,716	$133,210

		16,448,988

Multi-Family—2.6%

Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates:
Series K041,Cl. A2, 3.171%, 10/25/24	135,000	147,480
Series K042,Cl. A2, 2.67%, 12/25/24	315,000	332,016
Series K043,Cl. A2, 3.062%, 12/25/24	145,000	157,200
Series K045,Cl. A2, 3.023%, 1/25/25	315,000	340,973
Series K046,Cl. A2, 3.205%, 3/25/25	80,000	87,596
Series K047,Cl. A2, 3.329%, 5/25/25	735,000	812,493
Series K048,Cl. A2, 3.284%, 6/25/25[4]	815,000	897,451
Series K049,Cl. A2, 3.01%, 7/25/25	370,000	399,466
Series K050,Cl. A2, 3.334%, 8/25/25[4]	370,000	409,295
Series K052,Cl. A2, 3.151%, 11/25/25	635,000	692,421
Series K053,Cl. A2, 2.995%, 12/25/25	775,000	835,192
Series K054,Cl. A2, 2.745%, 1/25/26	835,000	881,590

		5,993,173

Residential—2.5%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	317,645	259,618

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	76,904	68,430
Series 2007-C,Cl. 1A4, 3.023%, 5/20/36[4]	32,350	29,176

Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 3.335%, 6/25/34[4]	93,500	92,521

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.09%, 3/25/35[4]	275,390	276,718
Series 2005-9,Cl. A1, 2.66%, 10/25/35[4]	704,896	681,162
Series 2006-1,Cl. A1, 2.58%, 2/25/36[4]	281,904	275,942

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.563%, 7/25/36[4]	27,885	27,686

CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	96,349	88,059
Series 2006-6,Cl. A3, 6.00%, 4/25/36	50,619	45,635

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[4]	609,375	603,880

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.763%, 7/25/35[4]	46,293	43,837

RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	12,390	10,058

WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.535%, 10/25/33[4]	139,047	141,406
Series 2005-AR14,Cl. 1A4, 2.538%, 12/25/35[4]	136,550	131,989
Series 2005-AR16,Cl. 1A1, 2.567%, 12/25/35[4]	124,591	116,838

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.766%, 2/25/35[4]	28,571	28,458
Series 2005-AR10,Cl. 1A1, 2.893%, 6/25/35[4]	538,382	547,767
Series 2005-AR13,Cl. 1A5, 3.057%, 5/25/35[4]	135,327	135,637
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[4]	196,792	191,351
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[4]	384,272	364,432
Series 2005-AR4,Cl. 2A2, 2.985%, 4/25/35[4]	370,688	370,607

	Principal Amount	Value

Residential (Continued)

Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2006-AR10,Cl. 5A5, 3.046%, 7/25/36[4]	$276,996	$267,428
Series 2006-AR14,Cl. 1A2, 5.879%, 10/25/36[4]	61,649	59,254
Series 2006-AR2,Cl. 2A3, 2.855%, 3/25/36[4]	34,310	33,717
Series 2006-AR7,Cl. 2A4, 3.085%, 5/25/36[4]	198,961	189,406
Series 2006-AR8,Cl. 2A1, 2.866%, 4/25/36[4]	218,262	213,259
Series 2006-AR8,Cl. 2A4, 2.866%, 4/25/36[4]	130,253	127,267
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	73,201	75,922
Series 2007-AR8,Cl. A1, 2.816%, 11/25/37[4]	414,083	368,341

		5,865,801

Total Mortgage-Backed Obligations (Cost $81,229,915)		81,993,836

U.S. Government Obligations—0.4%

Federal Home Loan Banks Nts., 0.875%, 6/29/18	20,000	20,079

Federal Home Loan Mortgage Corp. Nts.:
1.125% Nts., 4/15/19	145,000	146,385
5.50% Nts., 7/18/16	65,000	65,162

Federal National Mortgage Assn. Nts., 0.875%, 3/28/18	24,000	24,089

United States Treasury Nts., 1.50%, 5/31/19	552,000	564,603

Total U.S. Government Obligations (Cost $808,151)		820,318

Non-Convertible Corporate Bonds and Notes—31.7%

Consumer Discretionary—4.8%

Auto Components—0.1%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	128,000	133,252

Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	77,000	77,267

		210,519

Automobiles—1.3%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	185,000	301,174

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	835,000	866,656

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	342,000	381,442

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	401,000	407,058

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	107,000	119,934

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[3]	392,000	397,609

Nissan Motor Acceptance Corp., 2% Sr. Unsec. Nts., 3/8/19[3]	279,000	282,491

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[3]	363,000	369,124

		3,125,488

Diversified Consumer Services—0.2%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	350,000	364,875

Hotels, Restaurants & Leisure—0.4%

Marriott International, Inc.: 3.125% Sr. Unsec. Nts., 6/15/26	52,000	52,713

11        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Marriott International, Inc.: (Continued)
3.25% Sr. Unsec. Nts., 9/15/22	$262,000	$272,545
6.375% Sr. Unsec. Nts., 6/15/17	354,000	370,380

McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20	173,000	180,815
4.875% Sr. Unsec. Nts., 12/9/45	92,000	107,714

		984,167

Household Durables—0.7%

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	373,000	363,675

Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23[3]	391,000	411,164
5.50% Sr. Unsec. Nts., 4/1/46	91,000	108,593

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	410,000	405,900

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	123,000	123,228
1.65% Sr. Unsec. Nts., 11/1/17	105,000	105,690

		1,518,250

Leisure Equipment & Products—0.2%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	433,000	434,006

Media—1.3%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	92,000	115,412

Charter Communications Operating LLC/Charter Communications Operating Capital:
4.908% Sr. Sec. Nts., 7/23/25[3]	124,000	135,391
6.484% Sr. Sec. Nts., 10/23/45[3]	207,000	248,196

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	211,000	300,852

Historic TW, Inc., 9.15% Debs., 2/1/23	118,000	158,841

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	123,000	132,078

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	404,000	407,094

Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[3]	167,000	173,888
6.10% Sr. Unsec. Nts., 2/15/18[3]	125,000	133,699

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	416,000	417,912

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	145,000	135,730

Time Warner, Inc., 2.95% Sr. Unsec. Nts., 7/15/26	180,000	181,839

Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	183,000	183,814

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	379,000	369,051

		3,093,797

Multiline Retail—0.1%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[3]	300,000	320,250

Specialty Retail—0.4%

AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	63,000	63,149
1.625% Sr. Unsec. Nts., 4/21/19	68,000	68,396

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	213,000	227,377

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	167,000	206,353

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	225,000	235,463

	Principal Amount	Value

Specialty Retail (Continued)

Signet UK Finance plc, 4.70% Sr.
Unsec. Nts., 6/15/24	$119,000	$116,376

		917,114

Textiles, Apparel & Luxury Goods—0.1%

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	273,000	278,119

Consumer Staples—3.5%

Beverages—1.1%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	448,000	455,882
3.65% Sr. Unsec. Nts., 2/1/26	223,000	239,153
4.90% Sr. Unsec. Nts., 2/1/46	86,000	101,154

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	262,000	419,122

Constellation Brands, Inc., 4.75% Sr.
Unsec. Nts., 11/15/24	355,000	377,188

Molson Coors Brewing Co., 3% Sr.
Unsec. Nts., 7/15/26[7]	352,000	351,924

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[3]	423,000	426,564
4.25% Sr. Unsec. Nts., 7/15/22[3]	260,000	284,621

		2,655,608

Food & Staples Retailing—0.9%

CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	354,000	362,575

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	101,000	118,511
6.50% Sr. Unsec. Nts., 6/15/17	107,000	111,980

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	9,000	9,152
6.40% Sr. Unsec. Nts., 8/15/17	386,000	408,444
6.90% Sr. Unsec. Nts., 4/15/38	109,000	152,348

Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	260,000	262,126
3.10% Sr. Unsec. Nts., 6/1/23	390,000	397,099

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	220,000	258,098

		2,080,333

Food Products—1.0%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	350,000	354,982
8.50% Sr. Unsec. Nts., 6/15/19	320,000	374,665

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	424,000	426,321

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	334,000	336,771

Kraft Heinz Foods Co.:
3.00% Sr. Unsec. Nts., 6/1/26[3]	157,000	159,012
4.375% Sr. Unsec. Nts., 6/1/46[3]	156,000	165,789

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	385,000	394,625

Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	140,000	156,741

		2,368,906

Tobacco—0.5%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	180,000	334,764

Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[3]	411,000	415,815

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	285,000	365,812

		1,116,391

12        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Energy—2.5%

Energy Equipment & Services—0.7%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	$102,000	$111,641

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	165,000	176,441

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	371,000	370,445

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[3]	368,000	370,465
4.00% Sr. Unsec. Nts., 12/21/25[3]	234,000	252,255

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[3]	431,000	432,557

		1,713,804

Oil, Gas & Consumable Fuels—1.8%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	72,000	66,424
6.20% Sr. Unsec. Nts., 3/15/40	98,000	110,285

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	124,000	128,045

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	234,000	230,649

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	353,000	355,966

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	379,000	383,524

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	444,000	445,015

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	224,000	241,326

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	47,000	53,379
5.95% Sr. Unsec. Nts., 3/15/46	99,000	123,999

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	115,000	103,495

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	119,000	127,205
4.90% Sr. Unsec. Nts., 5/15/46	42,000	45,460

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	327,000	333,527

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	104,000	105,190

Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[3]	236,000	237,572

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	280,000	287,713

Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	284,000	284,957
4.00% Sr. Unsec. Nts., 5/10/46	140,000	143,269

TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	349,000	349,911

Western Gas Partners LP, 4.65% Sr. Unsec. Nts., 7/1/26[7]	62,000	62,368

		4,219,279

Financials—8.5%

Capital Markets—1.4%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[3]	290,000	298,546

Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24	221,000	228,615

Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26[3]	140,000	145,905

Goldman Sachs Group, Inc. (The):
3.75% Sr. Unsec. Nts., 2/25/16	215,000	226,031
5.15% Sub. Nts., 5/22/45	301,000	314,863

	Principal Amount	Value

Capital Markets (Continued)

Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	$540,000	$576,075
5.00% Sub. Nts., 11/24/25	395,000	433,164

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	452,000	452,801

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	265,000	303,635

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[3]	228,000	237,895

		3,217,530

Commercial Banks—3.9%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[3]	226,000	235,465

Bank of America Corp.:
3.50% Sr. Unsec. Nts., 4/19/26	345,000	357,620
7.75% Jr. Sub. Nts., 5/14/38	424,000	599,179

BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	388,000	393,932

BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[3]	229,000	232,765

BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	356,000	366,824

Citigroup, Inc.:
3.40% Sr. Unsec. Nts., 5/1/26	222,000	228,292
4.65% Sr. Unsec. Nts., 7/30/45	330,000	364,404

Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	302,000	305,290

Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[3]	227,000	235,741

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	228,000	240,041

FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	432,000	450,787

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	245,000	254,098

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[3]	303,000	313,364

Intesa Sanpaolo SpA, 5.71% Sub. Nts., 1/15/26[3]	373,000	354,445

JPMorgan Chase & Co.:
2.70% Sr. Unsec. Nts., 5/18/23	229,000	231,574
6.75% Jr. Sub. Perpetual Bonds, Series S4,9	294,000	324,135

KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	325,000	330,246

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[3,4,9]	400,000	432,000

Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	328,000	330,353

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[4,9]	355,000	339,025

Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	227,000	234,343

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[3,4,9]	440,000	445,865

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	163,000	164,755

SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17	227,000	229,554

Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[3]	241,000	249,369

US Bancorp, 3.10% Sub. Nts., 4/27/26	230,000	239,663

Wells Fargo & Co.:
3.00% Sr. Unsec. Nts., 4/22/26	567,000	578,689
4.40% Sub. Nts., 6/14/46	35,000	35,636

		9,097,454

13        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Consumer Finance—0.6%

Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	$379,000	$379,474

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	306,000	309,573

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	209,000	211,027
3.95% Sr. Unsec. Nts., 11/6/24	331,000	339,988

Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	114,000	118,424

		1,358,486

Diversified Financial Services—0.6%

Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	115,000	116,968

Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26	172,000	180,665

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[3]	317,000	339,478

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	221,000	222,076

S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	256,000	262,180

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	380,000	358,625

		1,479,992

Insurance—0.9%

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	368,000	397,749

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[3]	284,000	307,110

Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	227,000	243,392

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[4,9]	296,000	294,520

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	362,000	381,120

Travelers Cos, Inc. (The), 3.75% Sr. Unsec. Nts., 5/15/46	295,000	309,871

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[4,9]	243,000	169,493

		2,103,255

Real Estate Investment Trusts (REITs)—0.9%

American Tower Corp., 5.90% Sr. Unsec. Nts., 11/1/21	233,000	271,459

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	425,000	430,313

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	125,000	129,147

Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	159,000	163,530

Host Hotels & Resorts LP, Series D, 3.75% Sr. Unsec. Nts., 10/15/23	244,000	246,253

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	268,000	273,152

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	36,000	37,426

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	178,000	178,085

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[3]	369,000	370,142

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	88,000	88,941

		2,188,448

Real Estate Management & Development—0.2%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	373,000	379,731

	Principal Amount	Value

Health Care—2.6%

Biotechnology—0.3%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	$208,000	$218,360
4.70% Sr. Unsec. Nts., 5/14/45	83,000	88,188

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	110,000	124,268

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	208,000	222,390
5.00% Sr. Unsec. Nts., 8/15/45	56,000	61,961

		715,167

Health Care Equipment & Supplies—0.7%

Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	453,000	454,278
3.875% Sr. Unsec. Nts., 5/15/24	126,000	137,415

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	292,000	309,593

DENTSPLY SIRONA, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	425,000	425,784

Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	137,000	145,708

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	130,000	134,299

		1,607,077

Health Care Providers & Services—0.9%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	214,000	228,719

Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	285,000	313,873

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	422,000	464,728

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	499,000	519,104

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	180,000	206,223

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	178,000	194,412

Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	155,000	160,575

		2,087,634

Life Sciences Tools & Services—0.3%

Thermo Fisher Scientific, Inc.:
1.30% Sr. Unsec. Nts., 2/1/17	96,000	96,085
2.15% Sr. Unsec. Nts., 12/14/18	156,000	157,866
3.00% Sr. Unsec. Nts., 4/15/23	160,000	163,177
4.15% Sr. Unsec. Nts., 2/1/24	144,000	157,474
5.30% Sr. Unsec. Nts., 2/1/44	40,000	46,709

		621,311

Pharmaceuticals—0.4%

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	277,000	288,739
4.75% Sr. Unsec. Nts., 3/15/45	136,000	142,978

Mylan NV:
2.50% Sr. Unsec. Nts., 6/7/19[3]	170,000	172,378
3.95% Sr. Unsec. Nts., 6/15/26[3]	230,000	233,139

Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	103,000	107,535

		944,769

Industrials—2.3%

Aerospace & Defense—0.4%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[3]	292,000	310,257

L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17	10,000	10,005

Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	184,000	201,140

14        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value

Aerospace & Defense (Continued)

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	$200,000	$239,722

Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	129,000	136,463

United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[4]	67,000	67,632

		965,219

Building Products—0.1%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	252,000	269,119

Commercial Services & Supplies—0.4%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	343,000	362,648

Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26[7]	185,000	188,121
3.80% Sr. Unsec. Nts., 5/15/18	311,000	325,548

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	92,000	100,341

		976,658

Electrical Equipment—0.1%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	349,000	350,309

Industrial Conglomerates—0.3%

Fortive Corp.:
1.80% Sr. Unsec. Nts., 6/15/19[3]	385,000	387,747
3.15% Sr. Unsec. Nts., 6/15/26[3]	191,000	196,953

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	192,000	205,348

		790,048

Machinery—0.1%

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	120,000	133,467

Marine—0.0%

AP Moeller-Maersk AS, 3.875% Sr. Unsec. Nts., 9/28/25[3]	43,000	43,946

Professional Services—0.2%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[3]	427,000	429,312

Road & Rail—0.5%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	76,000	87,054

ERAC USA Finance LLC:
4.50% Sr. Unsec. Nts., 2/15/45[3]	126,000	133,760
6.375% Sr. Unsec. Nts., 10/15/17[3]	312,000	330,822

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	124,000	144,011

Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[3]	220,000	224,208
4.25% Sr. Unsec. Nts., 1/17/23[3]	131,000	137,415

		1,057,270

Trading Companies & Distributors—0.2%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	379,000	379,948

Information Technology—1.5%

Electronic Equipment, Instruments, & Components—0.1%

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	330,000	334,950

IT Services—0.4%

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	185,000	187,663

Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	351,000	350,668

	Principal Amount	Value

IT Services (Continued)

Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	$141,000	$163,143

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	149,000	150,317
6.75% Sr. Unsec. Nts., 2/1/17	75,000	77,024

		928,815

Semiconductors & Semiconductor Equipment—0.0%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	107,000	125,244

Software—0.4%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	313,000	313,867
4.375% Sr. Unsec. Nts., 6/15/25	125,000	130,945

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[3]	174,000	177,045

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	205,000	219,987

		841,844

Technology Hardware, Storage & Peripherals—0.6%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	227,000	248,119

Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[3]	376,000	385,443
6.02% Sr. Sec. Nts., 6/15/26[3]	256,000	266,088

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[3]	267,000	270,543
6.35% Sr. Unsec. Nts., 10/15/45[3]	184,000	183,377

		1,353,570

Materials—1.9%

Chemicals—0.8%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	174,000	177,400
4.125% Sr. Unsec. Nts., 3/15/35	87,000	84,332

Eastman Chemical Co.:
2.40% Sr. Unsec. Nts., 6/1/17	46,000	46,436
4.65% Sr. Unsec. Nts., 10/15/44	112,000	115,410

Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	370,000	375,057

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	378,000	386,203

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	122,000	123,224
3.95% Sr. Unsec. Nts., 1/15/26	174,000	183,675

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[3]	230,000	238,537

		1,730,274

Construction Materials—0.3%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[3]	282,000	300,988

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[3]	421,000	432,578

		733,566

Containers & Packaging—0.3%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	183,000	186,882

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	116,971
4.50% Sr. Unsec. Nts., 11/1/23	358,000	389,600

		693,453

Metals & Mining—0.5%

BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	379,000	380,093

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	153,649

15        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Metals & Mining (Continued)

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[3]	$348,000	$348,219

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	116,000	117,753

Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	154,000	162,105

		1,161,819

Telecommunication Services—1.5%

Diversified Telecommunication Services—1.5%

AT&T, Inc.:
4.125% Sr. Unsec. Nts., 2/17/26	222,000	238,947
4.35% Sr. Unsec. Nts., 6/15/45	316,000	307,647

British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	288,000	443,407

Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[3]	373,000	375,535

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	111,000	111,419

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	148,000	154,660

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	397,000	407,811
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	104,000	133,997

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	189,000	201,735
4.50% Sr. Unsec. Nts., 9/15/20	522,000	580,144
4.522% Sr. Unsec. Nts., 9/15/48	438,000	454,369
5.012% Sr. Unsec. Nts., 8/21/54	105,000	111,993

		3,521,664

Wireless Telecommunication Services—0.0%

Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25	77,000	82,467

Utilities—2.6%

Electric Utilities—2.1%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[3]	198,000	216,198

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[3]	118,000	128,746

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[3]	188,000	193,698

Edison International:
2.95% Sr. Unsec. Nts., 3/15/23	233,000	239,246

	Principal Amount	Value

Electric Utilities (Continued)

Edison International: (Continued)
3.75% Sr. Unsec. Unsub. Nts., 9/15/17	$329,000	$338,846

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[3]	375,000	398,437

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[3]	389,000	410,604

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	96,000	102,994

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	77,000	85,997

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	93,000	104,821

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	419,000	420,107

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	93,153

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	158,000	166,543

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	600,000	668,872

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	347,000	386,594

Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17	373,000	376,401

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	277,000	296,842

Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	186,000	196,634

		4,824,733

Independent Power and Renewable Electricity Producers—0.1%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	367,000	367,495

Multi-Utilities—0.4%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	386,000	395,633

CMS Energy Corp., 3.875% Sr. Unsec. Nts., 3/1/24	240,000	261,543

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	179,000	206,254

		863,430

Total Non-Convertible Corporate Bonds and Notes (Cost $71,335,027)		74,160,380

	Shares

Investment Company—2.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[10,11] (Cost $5,367,607)	5,367,607	5,367,607

	Counterparty		Exercise Price	Expiration Date	Contracts

Over-the-Counter Options Purchased—0.1%

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[1]	BOA	USD	83.000	9/16/16	USD	418	84,595

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[1]	CITNA-B	USD	83.000	9/16/16	USD	562	113,738

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[1]	BOA	USD	83.000	9/16/16	USD	561	113,535

Total Over-the-Counter Options Purchased (Cost $222,725)							311,868

Total Investments, at Value (Cost $247,086,650)						111.2%	260,254,215

Net Other Assets (Liabilities)						(11.2)	(26,132,863)

Net Assets						100.0%	$234,121,352

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

16        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

Footnotes to Statement of Investments (Continued)

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $34,518,372 or 14.74% of the Fund’s net assets at period end.

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline.

Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,654,336 or 0.71% of the

Fund’s net assets at period end.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $75,058 or 0.03% of the Fund’s net assets at period end.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

8. Interest rate is less than 0.0005%.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	5,367,607	—	—	5,367,607
			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$5,367,607	$11,891

Futures Contracts as of June 30, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	9/21/16	11	$ 1,895,781	$(16,728)
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/16	112	14,894,250	(156,694)
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/16	52	11,405,062	29,229
United States Treasury Nts., 5 yr.	CBT	Buy	9/30/16	25	3,054,102	55,880
United States Ultra Bonds	CBT	Buy	9/21/16	50	9,318,750	606,159

						$517,846

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
CITNA-B	Citibank NA

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

17        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $241,719,043)	$254,886,608
Affiliated companies (cost $5,367,607)	5,367,607

260,254,215

Cash	19,956,671

Cash used for collateral on futures	260,000

Receivables and other assets:
Investments sold (including $9,397,948 sold on a when-issued or delayed delivery basis)	11,338,655
Interest, dividends and principal paydowns	926,827
Variation margin receivable	23,885
Shares of beneficial interest sold	14,768
Other	41,506

Total assets	292,816,527

Liabilities
Payables and other liabilities:
Investments purchased (including $55,529,777 purchased on a when-issued or delayed delivery basis)	58,469,957
Shares of beneficial interest redeemed	121,347
Variation margin payable	45,313
Trustees’ compensation	34,517
Distribution and service plan fees	11,166
Other	12,875

Total liabilities	58,695,175

Net Assets	$234,121,352

Composition of Net Assets
Par value of shares of beneficial interest	$15,961

Additional paid-in capital	228,238,436

Accumulated net investment income	1,959,549

Accumulated net realized loss on investments	(9,775,713)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	13,683,119

Net Assets	$234,121,352

Net Asset Value Per Share

Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $178,990,202 and 12,169,478 shares of beneficial interest outstanding)	$14.71

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $55,131,150 and 3,791,986 shares of beneficial interest outstanding)	$14.54

See accompanying Notes to Financial Statements.

18        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Interest:
Unaffiliated companies (net of foreign withholding taxes of $594)	$2,174,962

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $6,074)	729,971
Affiliated companies	11,891

Total investment income	2,916,824

Expenses
Management fees	860,267

Distribution and service plan fees—Service shares	66,779

Transfer and shareholder servicing agent fees:
Non-Service shares	88,582
Service shares	26,756

Shareholder communications:
Non-Service shares	19,141
Service shares	5,788

Custodian fees and expenses	24,301

Trustees’ compensation	7,984

Borrowing fees	2,037

Other	38,335

Total expenses	1,139,970
Less reduction to custodian expenses	(1,062)
Less waivers and reimbursements of expenses	(297,235)

Net expenses	841,673

Net Investment Income	2,075,151

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies (including premiums on options exercised)	2,325,389
Closing and expiration of futures contracts	297,187

Net realized gain	2,622,576

Net change in unrealized appreciation/depreciation on:
Investments	4,265,623
Translation of assets and liabilities denominated in foreign currencies	650
Futures contracts	491,201

Net change in unrealized appreciation/depreciation	4,757,474

Net Increase in Net Assets Resulting from Operations	$9,455,201

See accompanying Notes to Financial Statements.

19        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$2,075,151	$5,143,739

Net realized gain	2,622,576	8,011,492

Net change in unrealized appreciation/depreciation	4,757,474	(10,889,422)

Net increase in net assets resulting from operations	9,455,201	2,265,809

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(4,214,715)	(4,370,338)
Service shares	(1,155,621)	(1,196,499)

	(5,370,336)	(5,566,837)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(6,434,244)	(18,739,351)
Service shares	1,839,033	(10,891,668)

	(4,595,211)	(29,631,019)

Net Assets
Total decrease	(510,346)	(32,932,047)

Beginning of period	234,631,698	267,563,745

End of period (including accumulated net investment income of $1,959,549 and $5,254,734)	$234,121,352	$234,631,698

See accompanying Notes to Financial Statements.

20        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$14.46	$14.67	$13.84	$12.52	$11.30	$11.47

Income (loss) from investment operations:
Net investment income[2]	0.13	0.31	0.29	0.25	0.29	0.20
Net realized and unrealized gain (loss)	0.47	(0.18)	0.83	1.38	1.09	(0.11)

Total from investment operations	0.60	0.13	1.12	1.63	1.38	0.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.34)	(0.29)	(0.31)	(0.16)	(0.26)

Net asset value, end of period	$14.71	$14.46	$14.67	$13.84	$12.52	$11.30

Total Return, at Net Asset Value[3]	4.20%	0.83%	8.20%	13.17%	12.34%	0.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$178,990	$182,406	$203,684	$213,697	$218,032	$128,383

Average net assets (in thousands)	$178,097	$194,208	$208,556	$218,090	$191,416	$141,848

Ratios to average net assets:[4]
Net investment income	1.86%	2.09%	2.03%	1.87%	2.46%	1.70%
Expenses excluding specific expenses listed below	0.93%	0.91%	0.90%	0.89%	0.90%	0.91%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.93%	0.91%	0.90%	0.89%	0.90%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.67%	0.67%	0.66%	0.66%	0.67%

Portfolio turnover rate[7]	36%	68%	98%	187%	110%	102%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	0.93%
Year Ended December 31, 2015	0.91%
Year Ended December 31, 2014	0.90%
Year Ended December 31, 2013	0.90%
Year Ended December 31, 2012	0.91%
Year Ended December 30, 2011	0.93%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2016	$367,695,755	$365,682,751
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282

See accompanying Notes to Financial Statements.

21        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$14.28	$14.49	$13.66	$12.37	$11.17	$11.35

Income (loss) from investment operations:
Net investment income[2]	0.11	0.27	0.25	0.21	0.26	0.16
Net realized and unrealized gain (loss)	0.46	(0.18)	0.84	1.36	1.08	(0.11)

Total from investment operations	0.57	0.09	1.09	1.57	1.34	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.30)	(0.26)	(0.28)	(0.14)	(0.23)

Net asset value, end of period	$14.54	$14.28	$14.49	$13.66	$12.37	$11.17

Total Return, at Net Asset Value[3]	4.03%	0.57%	8.02%	12.83%	12.11%	0.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,131	$52,226	$63,880	$69,601	$72,872	$77,551

Average net assets (in thousands)	$53,794	$59,085	$65,450	$72,332	$76,257	$85,157

Ratios to average net assets:[4]
Net investment income	1.61%	1.84%	1.78%	1.62%	2.18%	1.45%
Expenses excluding specific expenses listed below	1.18%	1.16%	1.15%	1.15%	1.16%	1.16%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.18%	1.16%	1.15%	1.15%	1.16%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%

Portfolio turnover rate[7]	36%	68%	98%	187%	110%	102%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.18%
Year Ended December 31, 2015	1.16%
Year Ended December 31, 2014	1.15%
Year Ended December 31, 2013	1.16%
Year Ended December 31, 2012	1.17%
Year Ended December 30, 2011	1.18%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2016	$367,695,755	$365,682,751
Year Ended December 31, 2015	$829,988,104	$849,696,153
Year Ended December 31, 2014	$697,503,637	$678,765,376
Year Ended December 31, 2013	$794,398,216	$800,879,825
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282

See accompanying Notes to Financial Statements.

22        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian

23        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2015, the Fund utilized $7,623,518 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $241,220. Details of the fiscal year ended December 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$3,323,244
2017	8,580,875

Total	$11,904,119

At period end, it is estimated that the capital loss carryforwards would be $9,281,543 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $2,622,576 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$247,309,732

Gross unrealized appreciation	$17,018,175
Gross unrealized depreciation	(3,558,138)

Net unrealized appreciation	$13,460,037

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation

24        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

3. Securities Valuation (Continued)

was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the

25        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$10,128,194	$—	$—	$10,128,194
Consumer Staples	7,809,672	—	—	7,809,672
Energy	5,172,423	—	—	5,172,423
Financials	13,306,872	—	—	13,306,872
Health Care	11,712,544	—	—	11,712,544
Industrials	11,435,421	—	—	11,435,421
Information Technology	15,062,016	—	—	15,062,016
Materials	2,366,047	—	—	2,366,047
Telecommunication Services	1,634,818	—	—	1,634,818
Utilities	2,553,535	—	—	2,553,535
Asset-Backed Securities	—	16,418,664	—	16,418,664
Mortgage-Backed Obligations	—	81,993,836	—	81,993,836
U.S. Government Obligations	—	820,318	—	820,318
Non-Convertible Corporate Bonds and Notes	—	74,160,380	—	74,160,380
Investment Company	5,367,607	—	—	5,367,607
Over-the-Counter Options Purchased	—	311,868	—	311,868

Total Investments, at Value	86,549,149	173,705,066	—	260,254,215
Other Financial Instruments:
Futures contracts	691,268	—	—	691,268

Total Assets	$87,240,417	$173,705,066	$—	$260,945,483

Liabilities Table
Other Financial Instruments:
Futures contracts	$(173,422)	$—	$—	$(173,422)

Total Liabilities	$(173,422)	$—	$—	$(173,422)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to

26        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

4. Investments and Risks (Continued)

its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$55,529,777

Sold securities	9,397,948

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its

27        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains

28        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

(losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $16,654,605 and $11,393,192 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $106,233 and $341 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $3,295 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2015	–	$–
Options written	924	35,112
Options exercised	(924)	(35,112)

Options outstanding as of June 30, 2016	–	$–

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

29        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at June 30, 2016:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$198,130	$–	$–	$–	$198,130
Citibank NA	113,738	–	–	–	113,738

	$311,868	$–	$–	$–	$311,868

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$23,885*	Variation margin payable	$45,313*
Equity contracts	Investments, at value	311,868**		—

Total		$335,753		$45,313

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

30        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of futures contracts	Total

Interest rate contracts	$(65,957)	$297,187	$231,230

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Total

Equity contracts	$89,143	$—	$89,143
Interest rate contracts	—	491,201	491,201

Total	$89,143	$491,201	$580,344

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	98,667	$1,437,448	192,335	$2,822,887
Dividends and/or distributions reinvested	289,075	4,214,715	299,338	4,370,338
Redeemed	(831,390)	(12,086,407)	(1,759,489)	(25,932,576)

Net decrease	(443,648)	$(6,434,244)	(1,267,816)	$(18,739,351)

Service Shares
Sold	542,241	$7,717,530	228,285	$3,296,473
Dividends and/or distributions reinvested	80,196	1,155,621	82,918	1,196,499
Redeemed	(488,479)	(7,034,118)	(1,062,479)	(15,384,640)

Net increase (decrease)	133,958	$1,839,033	(751,276)	$(10,891,668)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$72,722,698	$72,185,763
U.S. government and government agency obligations	449,883	1,071,144
To Be Announced (TBA) mortgage-related securities	367,695,755	365,682,751

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

31        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $226,249 and $68,309 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $2,677 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion

32        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

11. Pending Litigation (Continued)

for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

33        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Conservative Balanced Fund/VA	6/21/16	87.2%	12.8%	0.0%

35        OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Magnus Krantz, Vice President
Krishna Memani, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2016
Oppenheimer
Capital Appreciation Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGER: Michael Kotlarz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/16

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	-6.29%	-6.84%	9.22%	5.71%
Service Shares	9/18/01	-6.40	-7.07	8.95	5.44
S&P 500 Index		3.84	3.99	12.10	7.42
Russell 1000 Growth Index		1.36	3.02	12.35	8.78

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. A	5.2%
PayPal Holdings, Inc.	4.2
Allergan plc	3.9
Oracle Corp.	3.6
Activision Blizzard, Inc.	3.2
Electronic Arts, Inc.	3.2
Amazon.com, Inc.	3.0
Apple, Inc.	2.7
MasterCard, Inc., Cl. A	2.6
Biogen, Inc.	2.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of common stocks.

2        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Performance Discussion

In a volatile market environment, the Fund’s Non-Service shares generated a cumulative total return of -6.29%. In comparison, the Fund underperformed the Russell 1000 Growth Index (the “Index”), which returned 1.36% for the same period. The Fund’s underperformance stemmed largely from stock selection in the health care and financials sectors, and both stock selection within and an underweight allocation to consumer staples. The Fund outperformed the Index in the materials sector due to stock selection, and in the energy sector, as a result of an overweight position and stock selection.

MARKET OVERVIEW

The first half of 2016 was a volatile time for global equity markets. China’s slowing economy, falling crude oil prices, and the aggressive interest rate hike path indicated by the Federal Reserve (the “Fed”) in its December 2015 communication, contributed to a tumultuous environment. March saw a temporary relief rally as communication from the Fed turned more accommodative in light of this weak start to the year. Oil prices and commodities started to pick up, but continued to experience volatility through the close of the reporting period. However, unanswered questions, including how quickly the Fed would raise interest rates and whether Britain would decide to exit the E.U. on its June 23 vote, made for an uncertain period. The U.K. surprised the markets by ultimately deciding to exit the E.U. As a result, markets dropped sharply and remained volatile through the reporting period’s end.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included NVIDIA Corp., Facebook, Inc. and Oracle Corp. NVIDIA Corp., a visual computing company that develops graphics chips for use in PCs, mobile devices, servers, automobiles and supercomputers, reported revenue above consensus over the first quarter of its fiscal year and guided second quarter revenue ahead of consensus expectations driven by broad-based growth. We believe the company is positioned to benefit from growth opportunities across all four key platforms, with a particularly strong competitive position in the gaming market. Shares of Facebook, the world’s largest social networking site, rallied after the company reported record revenue from mobile advertising. Marketers are flocking to Facebook because of its knack for getting well-targeted ads in front of consumers. Oracle, the business software giant, reported profit that topped estimates and posted strong gains in revenue from cloud-based businesses, signaling that it’s making progress in the transition away from traditional software. Additionally, the board authorized repurchases of as much as $10 billion of common stock under its existing buyback program.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Allergan plc, Valeant Pharmaceuticals International, Inc. and Biogen, Inc. Allergan, formerly known as Actavis, is a specialty pharmaceuticals manufacturer that markets branded drugs for patients suffering from diseases principally in the eye care, neuroscience, medical aesthetics/dermatology, women’s health and gastroenterology categories. In November 2015, the company announced that it was merging with Pfizer to create a global pharmaceuticals company, and expected the deal to close in the second half of 2016. The merger was called off in early April after unprecedented actions by the U.S. Treasury department made the economics of the transaction unattractive, leading to a decline in share price. Valeant Pharmaceuticals International said it is under investigation by the U.S. Securities and Exchange Commission in a previously undisclosed probe, in addition to its delayed financial results. We have since sold our position. Biogen is a biopharmaceutical company that experienced declines in June 2016 after reporting top-line results from the Phase 2 study of opicinumab, a drug being developed to treat multiple sclerosis. The trial did not meet any of its key endpoints, a disappointment which led a fall in share price.

STRATEGY & OUTLOOK

Global markets remain volatile, discounting a wide array of conflicting signals and divergent monetary and geopolitical policies and pressures. Global commodities, including energy, have rallied as Chinese economic data looks to be bottoming. We are watching carefully to see if this nascent cyclical recovery has legs in order to add more economic sensitivity to the portfolio and are closely monitoring the fallout from the Brexit vote. The U.S. economy remains an attractive place for investment as economic growth is stable and the employment picture remains robust. Despite these conflicting trends, our process remains consistent and we seek that companies with capital discipline, strong management and sustainable competitive advantages that we believe have the greatest prospects for outperformance over time.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

3        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Non-Service shares	$1,000.00	$937.10	$3.86
Service shares	1,000.00	936.00	5.07

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.89	4.03
Service shares	1,000.00	1,019.64	5.29

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value

Common Stocks—97.4%

Consumer Discretionary—17.5%

Hotels, Restaurants & Leisure—2.6%

McDonald’s Corp.	96,450	$11,606,793

Starbucks Corp.	154,310	8,814,187

		20,420,980

Household Durables—1.1%

Whirlpool Corp.	50,810	8,466,978

Internet & Catalog Retail—3.3%

Amazon.com, Inc.[1]	33,184	23,747,134

Netflix, Inc.[1]	19,020	1,739,950

		25,487,084

Leisure Products—1.2%

Hasbro, Inc.	113,090	9,498,429

Media—2.0%

Walt Disney Co. (The)	161,780	15,825,320

Multiline Retail—0.6%

Dollar Tree, Inc.[1]	48,630	4,582,891

Specialty Retail—4.3%

Home Depot, Inc. (The)	105,160	13,427,880

O’Reilly Automotive, Inc.[1]	29,880	8,100,468

TJX Cos., Inc. (The)	153,620	11,864,073

		33,392,421

Textiles, Apparel & Luxury Goods—2.4%

Coach, Inc.	239,710	9,765,786

NIKE, Inc., Cl. B	168,850	9,320,520

		19,086,306

Consumer Staples—6.0%

Beverages—3.1%

Constellation Brands, Inc., Cl. A	36,530	6,042,062

Dr Pepper Snapple Group, Inc.	91,110	8,803,959

Molson Coors Brewing Co., Cl. B	90,130	9,114,847

		23,960,868

Food & Staples Retailing—2.3%

Costco Wholesale Corp.	40,010	6,283,170

CVS Health Corp.	121,790	11,660,175

		17,943,345

Food Products—0.6%

ConAgra Foods, Inc.	100,750	4,816,858

Energy—3.2%

Energy Equipment & Services—1.1%

Halliburton Co.	189,228	8,570,136

Oil, Gas & Consumable Fuels—2.1%

EOG Resources, Inc.	113,650	9,480,683

Pioneer Natural Resources Co.	44,123	6,671,839

		16,152,522

Financials—3.4%

Capital Markets—1.3%

BlackRock, Inc., Cl. A	24,050	8,237,847

Charles Schwab Corp. (The)	66,130	1,673,750

		9,911,597

Commercial Banks—0.4%

JPMorgan Chase & Co.	48,270	2,999,498

Diversified Financial Services—0.8%

Intercontinental Exchange, Inc.	24,880	6,368,285

Real Estate Investment Trusts (REITs)—0.9%

Crown Castle International Corp.	69,890	7,088,942

Health Care—15.2%

Biotechnology—4.8%

Biogen, Inc.[1]	80,140	19,379,455

Celgene Corp.[1]	70,304	6,934,083

Regeneron Pharmaceuticals, Inc.[1]	6,990	2,441,118

	Shares	Value

Biotechnology (Continued)

Vertex Pharmaceuticals, Inc.[1]	99,715	$8,577,484

		37,332,140

Health Care Equipment & Supplies—2.2%

Baxter International, Inc.	194,740	8,806,143

Medtronic plc	98,220	8,522,549

		17,328,692

Health Care Providers & Services—2.1%

Laboratory Corp. of America Holdings[1]	67,120	8,743,723

UnitedHealth Group, Inc.	55,690	7,863,428

		16,607,151

Pharmaceuticals—6.1%

Allergan plc[1]	130,980	30,268,168

Bristol-Myers Squibb Co.	238,800	17,563,740

		47,831,908

Industrials—9.8%

Aerospace & Defense—0.8%

United Technologies Corp.	61,080	6,263,754

Building Products—1.2%

A.O. Smith Corp.	53,420	4,706,836

Allegion plc	70,540	4,897,592

		9,604,428

Electrical Equipment—1.4%

Acuity Brands, Inc.	23,420	5,807,223

Rockwell Automation, Inc.	41,320	4,744,363

		10,551,586

Industrial Conglomerates—1.9%

Danaher Corp.	148,220	14,970,220

Machinery—1.9%

Ingersoll-Rand plc	107,220	6,827,769

Stanley Black & Decker, Inc.	39,930	4,441,015

Wabtec Corp.	53,430	3,752,389

		15,021,173

Professional Services—1.1%

Nielsen Holdings plc	165,200	8,585,444

Road & Rail—1.5%

Canadian Pacific Railway Ltd.	32,490	4,184,387

J.B. Hunt Transport Services, Inc.	93,030	7,528,918

		11,713,305

Information Technology—38.7%

Electronic Equipment, Instruments, & Components—1.4%

Corning, Inc.	544,540	11,152,179

Internet Software & Services—9.2%

Alphabet, Inc., Cl. A1	58,360	41,058,011

Alphabet, Inc., Cl. C1	13,910	9,627,111

Facebook, Inc., Cl. A1	135,640	15,500,939

LinkedIn Corp., Cl. A1	33,260	6,294,455

		72,480,516

IT Services—8.1%

MasterCard, Inc., Cl. A	235,250	20,716,115

PayPal Holdings, Inc.[1]	902,100	32,935,671

Visa, Inc., Cl. A	127,248	9,437,984

		63,089,770

Semiconductors & Semiconductor Equipment—6.5%

Broadcom Ltd.	108,270	16,825,158

Microchip Technology, Inc.	159,530	8,097,743

NVIDIA Corp.	325,550	15,304,105

Texas Instruments, Inc.	174,390	10,925,534

		51,152,540

Software—10.8%

Activision Blizzard, Inc.	635,740	25,194,376

Electronic Arts, Inc.[1]	326,790	24,757,610

Microsoft Corp.	127,780	6,538,503

5        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Software (Continued)

Oracle Corp.	683,330	$27,968,697

		84,459,186

Technology Hardware, Storage & Peripherals—2.7%

Apple, Inc.	217,880	20,829,328

Materials—3.6%

Chemicals—1.9%

Albemarle Corp.	105,390	8,358,481

Sherwin-Williams Co. (The)	21,970	6,451,930

		14,810,411

	Shares	Value

Construction Materials—0.9%

Vulcan Materials Co.	61,400	$7,390,104

Metals & Mining—0.8%

Newmont Mining Corp.	158,520	6,201,302

Total Common Stocks (Cost $635,599,561)		761,947,597

Investment Company—3.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[2,3] (Cost $26,025,563)	26,025,563	26,025,563

Total Investments, at Value (Cost $661,625,124)	100.7%	787,973,160

Net Other Assets (Liabilities)	(0.7)	(5,126,307)

Net Assets	100.0%	$782,846,853

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	8,225,463	147,722,290	129,922,190	26,025,563

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$26,025,563	$23,729

See accompanying Notes to Financial Statements.

6        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $635,599,561)	$761,947,597
Affiliated companies (cost $26,025,563)	26,025,563

787,973,160

Cash	2,000,000

Receivables and other assets:
Investments sold	19,888,910
Shares of beneficial interest sold	1,584,591
Dividends	533,757
Other	74,810

Total assets	812,055,228

Liabilities
Payables and other liabilities:
Investments purchased	28,710,354
Shares of beneficial interest redeemed	322,804
Trustees’ compensation	65,386
Distribution and service plan fees	56,300
Shareholder communications	38,535
Other	14,996

Total liabilities	29,208,375

Net Assets	$782,846,853

Composition of Net Assets
Par value of shares of beneficial interest	$16,963

Additional paid-in capital	636,631,741

Accumulated net investment loss	(1,197,992)

Accumulated net realized gain on investments	21,061,632

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	126,334,509

Net Assets	$782,846,853

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $510,819,912 and 11,023,005 shares of beneficial interest outstanding)	$46.34

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $272,026,941 and 5,940,485 shares of beneficial interest outstanding)	$45.79

See accompanying Notes to Financial Statements.

7        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,306)	$3,660,281
Affiliated companies	23,729

Total investment income	3,684,010

Expenses
Management fees	2,764,632

Distribution and service plan fees - Service shares	342,910

Transfer and shareholder servicing agent fees:
Non-Service shares	254,594
Service shares	137,354

Shareholder communications:
Non-Service shares	17,423
Service shares	9,359

Trustees’ compensation	19,127

Borrowing fees	7,525

Custodian fees and expenses	5,937

Other	33,615

Total expenses	3,592,476
Less reduction to custodian expenses	(887)
Less waivers and reimbursements of expenses	(105,024)

Net expenses	3,486,565

Net Investment Income	197,445

Realized and Unrealized Gain (Loss)
Net realized gain on investments	22,195,317

Net change in unrealized appreciation/depreciation on:
Investments	(78,162,142)
Translation of assets and liabilities denominated in foreign currencies	5,907

Net change in unrealized appreciation/depreciation	(78,156,235)

Net Decrease in Net Assets Resulting from Operations	$(55,763,473)

See accompanying Notes to Financial Statements.

8        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$197,445	$2,548,712

Net realized gain	22,195,317	91,601,467

Net change in unrealized appreciation/depreciation	(78,156,235)	(62,184,920)

Net increase (decrease) in net assets resulting from operations	(55,763,473)	31,965,259

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,123,971)	(554,707)
Service shares	(318,481)	—

	(2,442,452)	(554,707)

Distributions from net realized gain:
Non-Service shares	(53,815,550)	(106,184,924)
Service shares	(29,108,236)	(59,885,291)

	(82,923,786)	(166,070,215)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	38,019,358	32,611,326
Service shares	3,705,765	30,119,410

	41,725,123	62,730,736

Net Assets
Total decrease	(99,404,588)	(71,928,927)

Beginning of period	882,251,441	954,180,368

End of period (including accumulated net investment income (loss) of $(1,197,992) and $1,047,015, respectively)	$782,846,853	$882,251,441

See accompanying Notes to Financial Statements.

9        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$55.49	$64.87	$57.88	$45.06	$39.75	$40.35

Income (loss) from investment operations:
Net investment income[2]	0.03	0.22	0.09	0.23	0.42	0.23
Net realized and unrealized gain (loss)	(3.50)	2.25	8.64	13.09	5.18	(0.69)

Total from investment operations	(3.47)	2.47	8.73	13.32	5.60	(0.46)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.06)	(0.27)	(0.50)	(0.29)	(0.14)
Distributions from net realized gain	(5.46)	(11.79)	(1.47)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(5.68)	(11.85)	(1.74)	(0.50)	(0.29)	(0.14)

Net asset value, end of period	$46.34	$55.49	$64.87	$57.88	$45.06	$39.75

Total Return, at Net Asset Value[3]	(6.29)%	3.54%	15.41%	29.74%	14.12%	(1.15)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$510,820	$564,514	$616,862	$626,907	$573,684	$637,868

Average net assets (in thousands)	$510,942	$601,110	$614,272	$595,912	$600,121	$713,770

Ratios to average net assets:[4]
Net investment income	0.14%	0.36%	0.15%	0.44%	0.95%	0.57%
Expenses excluding specific expenses listed below	0.83%	0.81%	0.80%	0.81%	0.81%	0.80%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.83%	0.81%	0.80%	0.81%	0.81%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	52%	60%	61%	77%	28%	27%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	0.83%
Year Ended December 31, 2015	0.81%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.81%
Year Ended December 30, 2011	0.80%

See accompanying Notes to Financial Statements.

10        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$54.80	$64.30	$57.37	$44.66	$39.40	$39.99

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)	0.07	(0.06)	0.10	0.31	0.13
Net realized and unrealized gain (loss)	(3.46)	2.22	8.57	12.98	5.12	(0.68)

Total from investment operations	(3.49)	2.29	8.51	13.08	5.43	(0.55)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	0.00	(0.11)	(0.37)	(0.17)	(0.04)
Distributions from net realized gain	(5.46)	(11.79)	(1.47)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(5.52)	(11.79)	(1.58)	(0.37)	(0.17)	(0.04)

Net asset value, end of period	$45.79	$54.80	$64.30	$57.37	$44.66	$39.40

Total Return, at Net Asset Value[3]	(6.40)%	3.27%	15.13%	29.43%	13.81%	(1.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$272,027	$317,737	$337,318	$364,214	$366,664	$375,330

Average net assets (in thousands)	$275,644	$332,468	$343,254	$367,615	$382,196	$407,413

Ratios to average net assets:[4]
Net investment income (loss)	(0.11)%	0.12%	(0.10)%	0.20%	0.71%	0.32%
Expenses excluding specific expenses listed below	1.08%	1.06%	1.05%	1.06%	1.06%	1.05%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.08%	1.06%	1.05%	1.06%	1.06%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	52%	60%	61%	77%	28%	27%

1.  December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2.  Per share amounts calculated based on the average shares outstanding during the period.

3.  Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.  Annualized for periods less than one full year.

5.  Less than 0.005%.

6.  Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.08%
Year Ended December 31, 2015	1.06%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.05%

See accompanying Notes to Financial Statements.

11        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian

12        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the Fund will not have any capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$662,517,800

Gross unrealized appreciation	$129,060,186
Gross unrealized depreciation	(3,618,353)

Net unrealized appreciation	$125,441,833

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the

13        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

14        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$136,760,409	$—	$—	$136,760,409
Consumer Staples	46,721,071	—	—	46,721,071
Energy	24,722,658	—	—	24,722,658
Financials	26,368,322	—	—	26,368,322
Health Care	119,099,891	—	—	119,099,891
Industrials	76,709,910	—	—	76,709,910
Information Technology	303,163,519	—	—	303,163,519
Materials	28,401,817	—	—	28,401,817
Investment Company	26,025,563	—	—	26,025,563

Total Assets	$787,973,160	$—	$—	$787,973,160

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

15        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	346,352	$17,565,567	257,353	$15,042,314
Dividends and/or distributions reinvested	1,203,259	55,939,521	1,895,571	106,739,631
Redeemed	(700,272)	(35,485,730)	(1,488,512)	(89,170,619)

Net increase	849,339	$38,019,358	664,412	$32,611,326

Service Shares
Sold	297,774	$14,616,207	931,104	$54,653,065
Dividends and/or distributions reinvested	640,546	29,426,717	1,075,333	59,885,291
Redeemed	(795,528)	(40,337,159)	(1,455,061)	(84,418,946)

Net increase	142,792	$3,705,765	551,376	$30,119,410

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$412,998,970	$474,872,687

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

The Fund’s effective management fee for the reporting period was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

16        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $65,456 and $34,365 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $5,203 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

17        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Capital Appreciation Fund/VA	6/21/16	2.5%	79.6%	17.9%

19        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michael Kotlarz, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2016
Oppenheimer
Core Bond Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Krishna Memani and Peter A. Strzalkowski, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/16

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	4/3/85	5.02%	5.57%	5.49%	1.10%
Service Shares	5/1/02	4.82	5.10	5.20	0.83
Barclays Credit Index		7.54	7.55	5.20	6.11
Barclays U.S. Aggregate Bond Index		5.31	6.00	3.76	5.13
Citigroup Broad Investment Grade Bond Index		5.36	5.98	3.77	5.23

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations

Government Agency	27.5%

Non-Agency	13.7
Non-Convertible Corporate Bonds and Notes	36.5
Asset-Backed Securities	8.2
Short-Term Notes	6.9
Investment Company

Oppenheimer Institutional Money Market Fund	6.2
U.S. Government Obligations	0.9
Over-the-Counter Options Purchased	0.1
Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of investments.

2        OPPENHEIMER CORE BOND FUND/VA

Fund Performance Discussion

MARKET OVERVIEW

2016 started off with credit markets widening amid stock market weakness. The Federal Reserve’s (the “Fed”) statement in January suggested they would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the Bank of Japan cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically.

By mid-February markets began to turn. The European Central Bank (“ECB”) hinted it would likely ease further, the Bank of Japan’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

The second quarter of 2016 began with improving data momentum, payrolls and wages remained steady, while survey indicators such as the Institute for Supply Management (ISM) and consumer sentiment also improved. Chinese and emerging market growth looked to have stabilized or modestly strengthened. The market continued to price for one with the potential of two hikes by the Federal Reserve in 2016, as core consumer price inflation data remained stable at about 2.2% year-over-year, and headline inflation stabilized at about 1%.

Data trends continued into May, which led to expectations that the Fed would hike at least twice during 2016 – including the potential for a June hike. A weak May payrolls report caused the market to back off the possibility of two hikes, as did a dovish Chair Yellen in her press conference after the mid-June Federal Open Market Committee meeting.

The big surprise news came late in June with voters in the United Kingdom opting to drop out of the European Union. U.S. markets became extremely volatile for two days. However, risk assets sharply rebounded, while bond yields remain depressed on expectations of further central bank easing. The market priced out hikes until at least late 2017.

FUND REVIEW

Against this backdrop, the Fund’s Non-Service shares produced a return of 5.02% during the reporting period. On a relative basis, the Fund underperformed its benchmarks, the Barclays U.S. Aggregate Bond Index (the “Index”), the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index, which returned 5.31%, 7.54%, and 5.36%, respectively. The Fund’s underperformance versus the Index this reporting period stemmed from selection in investment grade credit and commercial mortgage-backed securities (“CMBS”). Positive contributors to performance included security selection in agency MBS and an underweight position in U.S. Treasuries.

STRATEGY & OUTLOOK

The Fund continues to maintain an overweight to credit versus the Index as we believe that the U.S. credit cycle, while maturing, has not yet turned. Strong demand for investment grade corporates continues as yields elsewhere in the world have plummeted and in many jurisdictions are negative – even for higher rated corporate debt. This has caused flows into U.S. investment grade fixed-income markets. Even record gross supply in May was met with strong demand, leaving spreads only slightly off their lows. Although volatility will remain high post the Brexit vote, we believe that investment grade credit will remain well supported.

Brexit and other challenges to global growth and inflation will likely keep yields on government securities in the U.S. and other developed markets low, and the Fed away from hiking again before year end.

Although technicals remain strong for high quality U.S. dollar assets, credit spreads could be challenged and volatile along with other risk assets. We therefore have been taking a more defensive stance toward credit exposure. In particular, during the reporting period, we reduced our car loan asset-backed security exposure and will continue to reduce as bonds mature or pre-pay. Underwriting of car loans the last few years appears less rigorous than earlier post crisis vintages and is a cause of our caution.

We continue to opportunistically look for opportunities within agency MBS, increasing and decreasing exposure and positioning among the various mortgage securities available.

3        OPPENHEIMER CORE BOND FUND/VA

Within corporates, we have made few changes to the portfolio, maintaining overweights in banks and automotives. We also maintain a position in BB-rated corporates concentrated in domestic names. We remain focused on credits with improving profiles that offer attractive valuations.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER CORE BOND FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Non-Service shares	$ 1,000.00	$ 1,050.20	$ 3.83
Service shares	1,000.00	1,048.20	5.10

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.13	3.78
Service shares	1,000.00	1,019.89	5.03

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Principal Amount	Value

Asset-Backed Securities—10.5%

Auto Loan—8.0%

American Credit Acceptance Receivables Trust:
Series 2014-1,Cl. B, 2.39%, 11/12/19[1]	$142,738	$142,794
Series 2014-2,Cl. B, 2.26%, 3/10/20[1]	53,422	53,424
Series 2014-3,Cl. B, 2.43%, 6/10/20[1]	313,732	313,911
Series 2014-4,Cl. B, 2.60%, 10/12/20[1]	145,000	145,279
Series 2015-1,Cl. B, 2.85%, 2/12/21[1]	385,000	387,277
Series 2015-3,Cl. B, 3.56%, 10/12/21[1]	325,000	330,849

AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[1]	375,000	375,715
Series 2012-4,Cl. D, 2.68%, 10/9/18	100,000	100,448
Series 2013-2,Cl. E, 3.41%, 10/8/20[1]	345,000	347,903
Series 2013-3,Cl. E, 3.74%, 12/8/20[1]	160,000	162,994
Series 2014-1,Cl. E, 3.58%, 8/9/21	310,000	311,854
Series 2014-2,Cl. E, 3.37%, 11/8/21	385,000	383,665

Capital Auto Receivables Asset Trust:
Series 2013-4,Cl. D, 3.22%, 5/20/19	105,000	106,923
Series 2014-1,Cl. D, 3.39%, 7/22/19	115,000	117,736
Series 2014-3,Cl. D, 3.14%, 2/20/20	160,000	161,504
Series 2015-1,Cl. D, 3.16%, 8/20/20	165,000	166,532
Series 2015-4,Cl. D, 3.62%, 5/20/21	260,000	264,917

CarFinance Capital Auto Trust:
Series 2014-1A,Cl. A, 1.46%, 12/17/18[1]	14,924	14,914
Series 2015-1A,Cl. A, 1.75%, 6/15/21[1]	119,242	118,774

CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	100,678
Series 2015-3,Cl. D, 3.27%, 3/15/22	180,000	181,292
Series 2016-1,Cl. D, 3.11%, 8/15/22	185,000	185,153

CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[1]	74,894	75,074
Series 2014-A,Cl. A, 1.21%, 8/15/18[1]	79,901	79,841
Series 2014-C,Cl. A, 1.31%, 2/15/19[1]	100,545	100,442

Credit Acceptance Auto Loan Trust:
Series 2014-1A,Cl. B, 2.29%, 4/15/22[1]	215,000	214,645
Series 2014-2A,Cl. B, 2.67%, 9/15/22[1]	160,000	160,300

Drive Auto Receivables Trust:
Series 2015-BA,Cl. C, 2.76%, 7/15/21[1]	300,000	300,344
Series 2016-BA,Cl. C, 3.19%, 7/15/22[1]	160,000	160,427

DT Auto Owner Trust:
Series 2013-1A,Cl. D, 3.74%, 5/15/20[1]	125,373	126,479
Series 2013-2A,Cl. D, 4.18%, 6/15/20[1]	445,163	449,965
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	525,000	530,332
Series 2014-3A,Cl. D, 4.47%, 11/15/21[1]	205,000	208,012
Series 2015-1A,Cl. C, 2.87%, 11/16/20[1]	180,000	180,066
Series 2016-1A,Cl. B, 2.79%, 5/15/20[1]	265,000	266,183

Exeter Automobile Receivables Trust:
Series 2014-1A,Cl. B, 2.42%, 1/15/19[1]	195,160	195,160
Series 2014-1A,Cl. C, 3.57%, 7/15/19[1]	230,000	231,810
Series 2014-2A,Cl. A, 1.06%, 8/15/18[1]	6,226	6,223
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	110,000	110,767

First Investors Auto Owner Trust:
Series 2013-3A,Cl. B, 2.32%, 10/15/19[1]	385,000	385,438
Series 2013-3A,Cl. D, 3.67%, 5/15/20[1]	125,000	123,628

Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[1]	42,727	42,608
Series 2014-2,Cl. A, 1.43%, 12/16/19[1]	116,005	115,487

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	240,000	238,790

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	40,564	40,542

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.753%, 10/25/19[1,2]	125,000	124,532

Santander Drive Auto Receivables Trust:
Series 2013-4,Cl. E, 4.67%, 1/15/20[1]	360,000	364,396
Series 2013-A,Cl. E, 4.71%, 1/15/21[1]	270,000	277,623

	Principal Amount	Value

Auto Loan (Continued)

Santander Drive Auto Receivables Trust: (Continued)
Series 2014-2,Cl. D, 2.76%, 2/18/20	$215,000	$218,301
Series 2014-4,Cl. C, 2.60%, 11/16/20	155,000	156,859
Series 2016-2,Cl. D, 3.39%, 4/15/22	120,000	121,509

SNAAC Auto Receivables Trust:
Series 2013-1A,Cl. C, 3.07%, 8/15/18[1]	45,850	45,885
Series 2014-1A,Cl. D, 2.88%, 1/15/20[1]	140,000	138,210

TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[1]	100,000	99,475
Series 2015-1A,Cl. D, 3.53%, 3/15/22[1]	160,000	158,480

United Auto Credit Securitization Trust,
Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	225,000	220,998

Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[1]	155,000	154,653
Series 2014-2A,Cl. D, 2.86%, 7/15/21[1]	165,000	163,890
Series 2015-1A,Cl. C, 2.29%, 11/16/20[1]	215,000	214,731
Series 2015-2A,Cl. C, 2.45%, 1/15/21[1]	215,000	214,859

		11,491,500

Credit Card—2.2%

American Express Credit Account Master Trust:
Series 2014-2,Cl. A, 1.26%, 1/15/20	75,000	75,319
Series 2014-3,Cl. A, 1.49%, 4/15/20	60,000	60,476

Cabela’s Credit Card Master Note Trust, Series 2016-1, Cl. A1, 1.78%, 6/15/22	320,000	320,013

Capital One Multi-Asset Execution Trust:
Series 2014-A2,Cl. A2, 1.26%, 1/15/20	445,000	446,472
Series 2014-A5,Cl. A5, 1.48%, 7/15/20	595,000	599,039

Chase Issuance Trust:
Series 2007-A3,Cl. A3, 5.23%, 4/15/19	95,000	97,591
Series 2014-A1,Cl. A1, 1.15%, 1/15/19	555,000	556,167
Series 2014-A6,Cl. A6, 1.26%, 7/15/19	350,000	351,388

Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	535,000	538,482

		3,044,947

Equipment—0.1%

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	53,725	52,808

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	79,980	79,316

		132,124

Loans: Other—0.2%

Element Rail Leasing I LLC, Series 2014- 1A, Cl. A1, 2.299%, 4/19/44[1]	305,383	296,425

Total Asset-Backed Securities (Cost $14,941,512)		14,964,996

Mortgage-Backed Obligations—52.8%

Government Agency—35.2%

FHLMC/FNMA/FHLB/ Sponsored—30.7%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	5,317	5,939
5.50%, 9/1/39	418,503	467,196
6.00%, 5/1/18-10/1/29	583,664	664,952
6.50%, 4/1/18-4/1/34	158,963	182,048
7.00%, 8/1/16-10/1/37	169,049	197,921
9.00%, 8/1/22-5/1/25	11,004	12,064

Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	890	946

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 0.00%, 9/1/29[3,4]	7,310	1,606

6        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 206,Cl. IO, 0.00%, 12/1/29[3,4]	$115,723	$31,950
Series 243,Cl. 6, 0.00%, 12/15/32[3,4]	78,415	13,582

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	421,925	431,453

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.074%, 6/1/26[5]	37,783	35,159

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	3,238	3,551
Series 1674,Cl. Z, 6.75%, 2/15/24	12,338	13,645
Series 2034,Cl. Z, 6.50%, 2/15/28	2,117	2,434
Series 2042,Cl. N, 6.50%, 3/15/28	4,598	5,127
Series 2043,Cl. ZP, 6.50%, 4/15/28	246,831	276,428
Series 2046,Cl. G, 6.50%, 4/15/28	12,970	14,907
Series 2053,Cl. Z, 6.50%, 4/15/28	2,232	2,566
Series 2066,Cl. Z, 6.50%, 6/15/28	224,409	257,909
Series 2195,Cl. LH, 6.50%, 10/15/29	188,335	216,878
Series 2220,Cl. PD, 8.00%, 3/15/30	1,194	1,415
Series 2326,Cl. ZP, 6.50%, 6/15/31	57,280	64,596
Series 2461,Cl. PZ, 6.50%, 6/15/32	216,853	258,589
Series 2470,Cl. LF, 1.442%, 2/15/32[2]	1,811	1,853
Series 2564,Cl. MP, 5.00%, 2/15/18	48,394	49,596
Series 2585,Cl. HJ, 4.50%, 3/15/18	25,865	26,456
Series 2635,Cl. AG, 3.50%, 5/15/32	34,219	36,325
Series 2707,Cl. QE, 4.50%, 11/15/18	12,358	12,743
Series 2770,Cl. TW, 4.50%, 3/15/19	7,567	7,787
Series 3010,Cl. WB, 4.50%, 7/15/20	19,555	20,341
Series 3025,Cl. SJ, 23.129%, 8/15/35[2]	19,187	30,226
Series 3030,Cl. FL, 0.842%, 9/15/35[2]	2,931	2,923
Series 3645,Cl. EH, 3.00%, 12/15/20	65,851	67,333
Series 3741,Cl. PA, 2.15%, 2/15/35	192,938	195,172
Series 3815,Cl. BD, 3.00%, 10/15/20	3,716	3,779
Series 3822,Cl. JA, 5.00%, 6/15/40	6,764	7,158
Series 3840,Cl. CA, 2.00%, 9/15/18	2,793	2,816
Series 3848,Cl. WL, 4.00%, 4/15/40	31,472	33,165
Series 3857,Cl. GL, 3.00%, 5/15/40	6,551	6,846
Series 4221,Cl. HJ, 1.50%, 7/15/23	111,973	113,099

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 11.378%, 7/17/28[3]	1,548	280
Series 2079,Cl. S, 0.00%, 7/17/28[3,4]	2,752	542
Series 2130,Cl. SC, 99.999%, 3/15/29[3]	98,743	20,299
Series 2526,Cl. SE, 1.989%, 6/15/29[3]	3,263	717
Series 2796,Cl. SD, 99.999%, 7/15/26[3]	167,606	30,957
Series 2920,Cl. S, 18.756%, 1/15/35[3]	660,274	126,731
Series 2922,Cl. SE, 0.00%, 2/15/35[3,4]	78,137	14,549
Series 2981,Cl. AS, 0.00%, 5/15/35[3,4]	104,219	21,245
Series 3004,Cl. SB, 0.00%, 7/15/35[3,4]	30,730	4,700
Series 3201,Cl. SG, 0.00%, 8/15/36[3,4]	177,426	39,680
Series 3397,Cl. GS, 0.00%, 12/15/37[3,4]	15,561	3,174
Series 3424,Cl. EI, 0.00%, 4/15/38[3,4]	15,715	1,949
Series 3450,Cl. BI, 0.00%, 5/15/38[3,4]	411,051	72,365
Series 3606,Cl. SN, 0.00%, 12/15/39[3,4]	106,440	21,577

Federal National Mortgage Assn.:
2.50%, 7/1/31[6]	6,785,000	7,020,355
3.00%, 7/1/31[6]	5,180,000	5,431,614
3.50%, 7/1/46[6]	13,895,000	14,659,767

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn.: (Continued)
4.00%, 7/1/46[6]	$5,695,000	$6,105,329
5.00%, 7/1/46[6]	2,205,000	2,449,617

Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/22	9,422	9,766
5.50%, 2/1/35-5/1/36	166,970	189,428
6.50%, 5/1/17-1/1/34	66,368	69,022
7.00%, 11/1/17-7/1/35	48,875	55,652
7.50%, 1/1/33	4,522	5,540
8.50%, 7/1/32	10,385	11,392

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 5.235%, 5/25/23[3]	2,323	426
Series 222,Cl. 2, 0.00%, 6/25/23[3,4]	261,126	41,321
Series 252,Cl. 2, 8.481%, 11/25/23[3]	246,212	45,189
Series 294,Cl. 2, 0.00%, 2/25/28[3,4]	29,132	5,147
Series 301,Cl. 2, 0.00%, 4/25/29[3,4]	2,506	575
Series 303,Cl. IO, 0.00%, 11/25/29[3,4]	51,632	13,439
Series 320,Cl. 2, 0.00%, 4/25/32[3,4]	193,370	52,618
Series 321,Cl. 2, 0.00%, 4/25/32[3,4]	514,990	107,992
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	5,353	1,127
Series 331,Cl. 5, 0.00%, 2/25/33[3,4]	7,595	1,476
Series 331,Cl. 9, 0.00%, 2/25/33[3,4]	167,158	35,938
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	12,421	2,763
Series 334,Cl. 17, 0.578%, 2/25/33[3]	106,725	22,026
Series 339,Cl. 12, 0.00%, 6/25/33[3,4]	170,445	35,607
Series 339,Cl. 7, 0.00%, 11/25/33[3,4]	367,744	73,075
Series 343,Cl. 13, 0.00%, 9/25/33[3,4]	179,907	35,308
Series 343,Cl. 18, 0.00%, 5/25/34[3,4]	44,339	8,439
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	127,853	25,365
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	58,240	11,699
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	98,403	19,698
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	70,932	13,144
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	34,827	6,467
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	137,651	27,945
Series 364,Cl. 15, 0.00%, 9/25/35[3,4]	7,207	1,319
Series 364,Cl. 16, 0.00%, 9/25/35[3,4]	148,532	28,571
Series 365,Cl. 16, 0.00%, 3/25/36[3,4]	203,590	39,178

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	182,638	201,746
Series 1998-58,Cl. PC, 6.50%, 10/25/28	141,114	159,431
Series 1998-61,Cl. PL, 6.00%, 11/25/28	68,599	78,648
Series 1999-54,Cl. LH, 6.50%, 11/25/29	109,419	128,161
Series 2001-44,Cl. QC, 6.00%, 9/25/16	63	64
Series 2001-51,Cl. OD, 6.50%, 10/25/31	8,503	9,500
Series 2001-74,Cl. QE, 6.00%, 12/25/31	169,877	195,051
Series 2002-12,Cl. PG, 6.00%, 3/25/17	309	314
Series 2003-100,Cl. PA, 5.00%, 10/25/18	113,606	117,252
Series 2003-28,Cl. KG, 5.50%, 4/25/23	554,634	606,770
Series 2003-84,Cl. GE, 4.50%, 9/25/18	5,274	5,414
Series 2004-101,Cl. BG, 5.00%, 1/25/20	42,289	42,585
Series 2004-25,Cl. PC, 5.50%, 1/25/34	4,655	4,851
Series 2005-73,Cl. DF, 0.703%, 8/25/35[2]	7,750	7,784
Series 2006-11,Cl. PS, 22.905%, 3/25/36[2]	95,142	151,264
Series 2006-46,Cl. SW, 22.537%, 6/25/36[2]	66,510	94,274
Series 2006-50,Cl. KS, 22.538%, 6/25/36[2]	92,811	141,310
Series 2008-75,Cl. DB, 4.50%, 9/25/23	36,701	37,716
Series 2009-113,Cl. DB, 3.00%, 12/25/20	122,271	124,520

7        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2009-36,Cl. FA, 1.393%, 6/25/37[2]	$79,574	$81,232
Series 2009-70,Cl. TL, 4.00%, 8/25/19	51,519	52,517
Series 2010-43,Cl. KG, 3.00%, 1/25/21	36,055	36,853
Series 2011-3,Cl. EL, 3.00%, 5/25/20	197,651	201,246
Series 2011-38,Cl. AH, 2.75%, 5/25/20	3,260	3,309
Series 2011-82,Cl. AD, 4.00%, 8/25/26	70,354	72,346

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 0.00%, 11/18/31[3,4]	6,724	1,450
Series 2001-63,Cl. SD, 1.111%, 12/18/31[3]	2,321	451
Series 2001-65,Cl. S, 0.00%, 11/25/31[3,4]	168,718	34,474
Series 2001-68,Cl. SC, 0.00%, 11/25/31[3,4]	1,541	305
Series 2001-81,Cl. S, 0.946%, 1/25/32[3]	49,994	11,367
Series 2002-28,Cl. SA, 6.133%, 4/25/32[3]	1,499	319
Series 2002-38,Cl. SO, 14.057%, 4/25/32[3]	4,293	869
Series 2002-39,Cl. SD, 9.39%, 3/18/32[3]	2,838	656
Series 2002-47,Cl. NS, 4.481%, 4/25/32[3]	149,206	31,356
Series 2002-48,Cl. S, 5.141%, 7/25/32[3]	2,456	543
Series 2002-51,Cl. S, 4.586%, 8/25/32[3]	136,972	27,339
Series 2002-52,Cl. SD, 9.001%, 9/25/32[3]	199,779	47,432
Series 2002-52,Cl. SL, 5.348%, 9/25/32[3]	1,550	333
Series 2002-53,Cl. SK, 7.538%, 4/25/32[3]	9,890	2,385
Series 2002-56,Cl. SN, 5.996%, 7/25/32[3]	3,348	730
Series 2002-60,Cl. SM, 0.707%, 8/25/32[3]	22,237	3,916
Series 2002-7,Cl. SK, 0.00%, 1/25/32[3,4]	9,984	1,820
Series 2002-77,Cl. BS, 0.00%, 12/18/32[3,4]	13,986	2,877
Series 2002-77,Cl. IS, 11.522%, 12/18/32[3]	7,314	1,668
Series 2002-77,Cl. SH, 2.426%, 12/18/32[3]	70,545	16,507
Series 2002-84,Cl. SA, 3.842%, 12/25/32[3]	163,013	33,178
Series 2002-9,Cl. MS, 1.818%, 3/25/32[3]	2,534	571
Series 2002-90,Cl. SN, 1.208%, 8/25/32[3]	11,440	2,014
Series 2002-90,Cl. SY, 4.641%, 9/25/32[3]	8,159	1,448
Series 2003-26,Cl. DI, 0.00%, 4/25/33[3,4]	7,094	1,701
Series 2003-33,Cl. SP, 1.909%, 5/25/33[3]	168,144	36,270
Series 2003-4,Cl. S, 1.266%, 2/25/33[3]	105,356	24,061
Series 2004-54,Cl. DS, 99.999%, 11/25/30[3]	145,788	27,799
Series 2005-12,Cl. SC, 0.00%, 3/25/35[3,4]	37,149	6,707
Series 2005-14,Cl. SE, 10.756%, 3/25/35[3]	115,391	23,028
Series 2005-40,Cl. SA, 99.999%, 5/25/35[3]	326,032	70,399
Series 2005-40,Cl. SB, 15.064%, 5/25/35[3]	14,911	2,581
Series 2005-52,Cl. JH, 0.00%, 5/25/35[3,4]	89,439	16,970

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-93,Cl. SI, 0.00%, 10/25/35[3,4]	$242,283	$44,438
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	18,547	2,205
Series 2009-8,Cl. BS, 99.999%, 2/25/24[3]	34,295	1,243
Series 2011-96,Cl. SA, 5.484%, 10/25/41[3]	65,903	13,460
Series 2012-134,Cl. SA, 7.016%, 12/25/42[3]	186,781	45,521
Series 2012-40,Cl. PI, 0.00%, 4/25/41[3,4]	151,692	18,597

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.04%, 9/25/23[5]	81,831	77,328

		43,993,052

GNMA/Guaranteed—4.5%

Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	7,108	7,640
8.50%, 8/15/17-12/15/17	5,249	5,315

Government National Mortgage Assn. II Pool:
3.50%, 7/1/46[6]	3,890,000	4,128,263
4.00%, 7/1/46[6]	1,940,000	2,073,829

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 18.481%, 2/16/32[3]	236,210	38,568
Series 2007-17,Cl. AI, 1.868%, 4/16/37[3]	78,775	17,156
Series 2011-52,Cl. HS, 0.00%, 4/16/41[3,4]	517,547	100,813

		6,371,584

Non-Agency—17.6%

Commercial—10.7%

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.00%, 4/14/29[3,4]	1,313,663	18,103

Banc of America Funding Trust: Series 2006-G,Cl. 2A4, 0.738%, 7/20/36[2]	579,255	540,246
Series 2014-R7,Cl. 3A1, 2.855%, 3/26/36[1,2]	267,403	268,275

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[1,2]	133,683	134,086

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4]	327,589	10,113

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.672%, 1/25/36[2]	137,278	128,447

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.603%, 4/10/46[1,2]	85,000	78,188

Citigroup Global Markets Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0.00%, 5/18/32[3,4]	3,046,314	49

8        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Commercial (Continued)

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.725%, 10/15/45[1,2]	$50,000	$48,086
Series 2012-CR5,Cl. E, 4.479%, 12/10/45[1,2]	300,000	272,595
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	245,000	255,822
Series 2013-CR7,Cl. D, 4.491%, 3/10/46[1,2]	390,000	357,442
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	715,000	781,252
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	280,000	305,153
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	280,000	302,547

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	2,539,583	188,955

Connecticut Avenue Securities: Series 2014-C03,Cl. 1M1, 1.653%, 7/25/24[2]	191,140	191,673
Series 2014-C04,Cl. 2M1, 2.553%, 11/25/24[2]	73,946	74,241
Series 2015-C03,Cl. 1M1, 1.953%, 7/25/25[2]	153,590	154,058
Series 2016-C02,Cl. 1M1, 2.603%, 9/25/28[2]	39,298	39,778
Series 2016-C03,Cl. 1M1, 2.453%, 10/25/28[2]	351,877	354,485

CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	205,320	152,761
Series 2009-13R,Cl. 4A1, 2.746%, 9/26/36[1,2]	2,853	2,857

Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	140,000	149,235

Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2015-M11,Cl. A2, 2.921%, 4/25/25[2]	350,000	370,933
Series 2015-M8,Cl. A2, 2.90%, 1/25/25[2]	245,000	261,876
Series 2016-M5,Cl. A2, 2.469%, 4/25/26	1,030,000	1,049,030

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	133,324	120,963
Series 2005-FA8,Cl. 1A6, 1.103%, 11/25/35[2]	170,235	113,728

FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.425%, 11/25/46[1,2]	35,000	35,061
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,2]	90,000	85,594
Series 2013-K26,Cl. C, 3.722%, 12/25/45[1,2]	60,000	58,650
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,2]	95,000	87,012
Series 2013-K28,Cl. C, 3.614%, 6/25/46[1,2]	285,000	264,077
Series 2013-K502,Cl. C, 3.21%, 3/25/45[1,2]	175,000	175,932
Series 2013-K712,Cl. C, 3.484%, 5/25/45[1,2]	75,000	76,218
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,2]	115,000	114,543
Series 2014-K715,Cl. C, 4.268%, 2/25/46[1,2]	50,000	49,452

	Principal Amount	Value

Commercial (Continued)

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,2]	$424,429	$399,144

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.182%, 7/25/35[2]	110,364	108,690

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Cl. E, 5.365%, 5/15/45[1,2]	180,000	171,701

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.827%, 7/25/35[2]	108,732	108,668

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.746%, 9/26/36[1,2]	10,898	10,907
Series 2009-5,Cl. 1A2, 3.046%, 7/26/36[1,2]	391,700	352,240

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	490,000	536,837
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	145,000	155,878

LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	327,864	1,977

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	49,013	40,474

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.812%, 11/15/45[1,2]	400,000	388,415
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	644,211

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.197%, 11/26/36[1,2]	451,604	300,998

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.668%, 6/26/46[1,2]	248,314	247,951

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.405%, 7/26/45[1,2]	26,513	26,453

Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 3.853%, 7/25/23[2]	331,059	338,158
Series 2014-DN1,Cl. M2, 2.653%, 2/25/24[2]	180,000	182,528
Series 2014-HQ2,Cl. M1, 1.903%, 9/25/24[2]	89,519	90,036
Series 2015-DN1,Cl. M1, 1.703%, 1/25/25[2]	11,928	11,928
Series 2015-DNA2,Cl. M2, 3.046%, 12/25/27[2]	150,000	152,977
Series 2015-DNA3,Cl. M1, 1.803%, 4/25/28[2]	88,586	88,757
Series 2015-DNA3,Cl. M2, 3.303%, 4/25/28[2]	340,000	349,796
Series 2015-HQA1,Cl. M1, 1.703%, 3/25/28[2]	216,494	216,518
Series 2016-DNA2,Cl. M1, 1.703%, 10/25/28[2]	354,075	354,162
Series 2016-DNA2,Cl. M2, 2.653%, 10/25/28[2]	355,000	358,109
Series 2016-DNA3,Cl. M1, 1.546%, 12/25/28[2]	300,000	300,444
Series 2016-DNA3,Cl. M2, 2.446%, 12/25/28[2]	280,000	280,759
Series 2016-HQA2,Cl. M1, 1.653%, 11/25/28[2]	210,000	210,363
Series 2016-HQA2,Cl. M2, 2.703%, 11/25/28[2]	350,000	352,221

9        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.043%, 5/10/63[1,2]	$65,000	$62,585

Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Cl. AS, 4.013%, 6/15/48	240,000	261,948

WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.992%, 6/15/45[1,2]	120,000	115,810
Series 2013-C11,Cl. D, 4.318%, 3/15/45[1,2]	74,000	67,994
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	150,000	159,045
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	130,000	143,938

		15,264,136

Multi-Family—3.8%

Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates:
Series K041,Cl. A2, 3.171%, 10/25/24	210,000	229,413
Series K042,Cl. A2, 2.67%, 12/25/24	285,000	300,396
Series K043,Cl. A2, 3.062%, 12/25/24	155,000	168,041
Series K045,Cl. A2, 3.023%, 1/25/25	310,000	335,561
Series K046,Cl. A2, 3.205%, 3/25/25	75,000	82,121
Series K047,Cl. A2, 3.329%, 5/25/25	650,000	718,532
Series K048,Cl. A2, 3.284%, 6/25/25[2]	715,000	787,334
Series K049,Cl. A2, 3.01%, 7/25/25	330,000	356,280
Series K050,Cl. A2, 3.334%, 8/25/25[2]	325,000	359,516
Series K052,Cl. A2, 3.151%, 11/25/25	565,000	616,091
Series K053,Cl. A2, 2.995%, 12/25/25	690,000	743,590
Series K054,Cl. A2, 2.745%, 1/25/26	755,000	797,126

		5,494,001

Residential—3.1%

Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	143,554	127,736
Series 2007-C,Cl. 1A4, 3.023%, 5/20/36[2]	62,679	56,528

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	96,853	87,939

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.09%, 3/25/35[2]	195,882	196,827
Series 2005-9,Cl. A1, 2.66%, 10/25/35[2]	190,041	183,642
Series 2006-1,Cl. A1, 2.58%, 2/25/36[2]	255,348	249,947

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.563%, 7/25/36[2]	54,045	53,660

CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	20,611	19,617
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	114,098	104,280
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	15,921	15,730

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[2]	524,907	520,174

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.763%, 7/25/35[2]	48,145	45,590

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.553%, 8/25/36[2]	50,570	22,445

RALI Trust:
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	980	796
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	12,203	10,118

WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.535%, 10/25/33[2]	122,752	124,835

	Principal Amount	Value

Residential (Continued)

WaMu Mortgage Pass-Through Certificates Trust: (Continued)
Series 2005-AR14,Cl. 1A4, 2.538%, 12/25/35[2]	$235,658	$227,787
Series 2005-AR16,Cl. 1A1, 2.567%, 12/25/35[2]	102,307	95,940

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.893%, 6/25/35[2]	454,541	462,464
Series 2005-AR13,Cl. 1A5, 3.057%, 5/25/35[2]	137,181	137,495
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[2]	137,007	133,219
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[2]	54,123	51,329
Series 2005-AR4,Cl. 2A2, 2.985%, 4/25/35[2]	315,190	315,121
Series 2006-AR10,Cl. 5A5, 3.046%, 7/25/36[2]	251,143	242,468
Series 2006-AR14,Cl. 1A2, 5.879%, 10/25/36[2]	120,570	115,885
Series 2006-AR2,Cl. 2A3, 2.855%, 3/25/36[2]	109,601	107,707
Series 2006-AR7,Cl. 2A4, 3.085%, 5/25/36[2]	8,265	7,869
Series 2006-AR8,Cl. 2A1, 2.866%, 4/25/36[2]	271,918	265,686
Series 2006-AR8,Cl. 2A4, 2.866%, 4/25/36[2]	121,413	118,631
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	111,986	116,149
Series 2007-AR3,Cl. A4, 5.88%, 4/25/37[2]	62,270	58,311
Series 2007-AR8,Cl. A1, 2.816%, 11/25/37[2]	171,094	152,194

		4,428,119

Total Mortgage-Backed Obligations (Cost $76,197,964)		75,550,892

U.S. Government Obligations—1.2%

Federal Home Loan Banks Nts., 0.875%, 6/29/18	30,000	30,119

Federal Home Loan Mortgage Corp. Nts., 1.125%, 4/15/19	196,000	197,871

Federal National Mortgage Assn. Nts., 0.875%, 3/28/18	32,000	32,119

United States Treasury Nts., 1.50%, 5/31/19[7]	1,438,000	1,470,833

Total U.S. Government Obligations (Cost $1,701,436)		1,730,942

Corporate Bonds and Notes—46.7%

Consumer Discretionary—7.2%

Auto Components—0.1%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	109,000	113,473

Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	66,000	66,228

		179,701

Automobiles—2.0%

Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	172,000	280,010

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	762,000	790,889

10    OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Automobiles (Continued)

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	$313,000	$349,098

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	344,000	349,197

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	93,000	104,242

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]	348,000	352,980

Nissan Motor Acceptance Corp., 2% Sr. Unsec. Nts., 3/8/19[1]	251,000	254,140

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	338,000	343,702

		2,824,258

Diversified Consumer Services—0.2%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	311,000	324,218

Hotels, Restaurants & Leisure—0.6%

Marriott International, Inc.:
3.125% Sr. Unsec. Nts., 6/15/26	49,000	49,671
3.25% Sr. Unsec. Nts., 9/15/22	228,000	237,176
6.375% Sr. Unsec. Nts., 6/15/17	314,000	328,529

McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20	153,000	159,912
4.875% Sr. Unsec. Nts., 12/9/45	85,000	99,519

		874,807

Household Durables—0.9%

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	344,000	335,400

Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23[1]	346,000	363,843
5.50% Sr. Unsec. Nts., 4/1/46	81,000	96,660

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	352,000	348,480

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	104,000	104,192
1.65% Sr. Unsec. Nts., 11/1/17	85,000	85,559

		1,334,134

Leisure Equipment & Products—0.3%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	371,000	371,862

Media—2.0%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	79,000	99,104

Charter Communications Operating LLC/Charter Communications Operating Capital:
4.908% Sr. Sec. Nts., 7/23/25[1]	112,000	122,288
6.484% Sr. Sec. Nts., 10/23/45[1]	185,000	221,818

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	242,000	345,054

Historic TW, Inc., 9.15% Debs., 2/1/23	96,000	129,227

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	113,000	121,340

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	351,000	353,688

Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	162,000	168,681
6.10% Sr. Unsec. Nts., 2/15/18[1]	116,000	124,073

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	366,000	367,682

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	126,000	117,945

	Principal Amount	Value

Media (Continued)

Time Warner, Inc., 2.95% Sr. Unsec. Nts., 7/15/26	$168,000	$169,716

Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	155,000	155,689

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	346,000	336,917

		2,833,222

Multiline Retail—0.2%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]	325,000	346,938

Specialty Retail—0.7%

AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	59,000	59,139
1.625% Sr. Unsec. Nts., 4/21/19	64,000	64,373

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	197,000	210,297

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	142,000	175,462

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	371,508

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	101,000	98,773

		979,552

Textiles, Apparel & Luxury Goods—0.2%

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	332,000	338,225

Consumer Staples—5.3%

Beverages—1.7%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	408,000	415,178
3.65% Sr. Unsec. Nts., 2/1/26	213,000	228,429
4.90% Sr. Unsec. Nts., 2/1/46	82,000	96,449

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	230,000	367,931

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	330,000	350,625

Molson Coors Brewing Co., 3% Sr. Unsec. Nts., 7/15/26[6]	338,000	337,927

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	357,000	360,008
4.25% Sr. Unsec. Nts., 7/15/22[1]	252,000	275,864

		2,432,411

Food & Staples Retailing—1.4%

CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	333,000	341,067

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	215,000	252,276
6.50% Sr. Unsec. Nts., 6/15/17	95,000	99,422

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	15,000	15,253
6.40% Sr. Unsec. Nts., 8/15/17	330,000	349,188
6.90% Sr. Unsec. Nts., 4/15/38	90,000	125,792

Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	240,000	241,962
3.10% Sr. Unsec. Nts., 6/1/23	360,000	366,553

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	192,000	225,249

		2,016,762

Food Products—1.5%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	300,000	304,271
8.50% Sr. Unsec. Nts., 6/15/19	289,000	338,369

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	374,000	376,047

11        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Food Products (Continued)

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	$288,000	$290,390

Kraft Heinz Foods Co.:
3.00% Sr. Unsec. Nts., 6/1/26[1]	145,000	146,858
4.375% Sr. Unsec. Nts., 6/1/46[1]	145,000	154,099

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	350,000	358,750

Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	118,000	132,110

		2,100,894

Tobacco—0.7%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	167,000	310,587

Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	357,000	361,182

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	254,000	326,022

		997,791

Energy—3.7%

Energy Equipment & Services—1.1%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	92,000	100,696

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	146,000	156,123

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	333,000	332,502

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	334,000	336,237
4.00% Sr. Unsec. Nts., 12/21/25[1]	209,000	225,305

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	369,000	370,333

		1,521,196

Oil, Gas & Consumable Fuels—2.6%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	64,000	59,043
6.20% Sr. Unsec. Nts., 3/15/40	90,000	101,283

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	107,000	110,491

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	201,000	198,121

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	328,000	330,756

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	352,000	356,202

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	373,000	373,852

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	195,000	210,083

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	42,000	47,700
5.95% Sr. Unsec. Nts., 3/15/46	89,000	111,474

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	106,000	95,395

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	105,000	112,240
4.90% Sr. Unsec. Nts., 5/15/46	37,000	40,048

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	302,000	308,028

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	92,000	93,052

Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	198,000	199,319

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	245,000	251,749

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	$264,000	$264,890
4.00% Sr. Unsec. Nts., 5/10/46	130,000	133,036

TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	324,000	324,846

Western Gas Partners LP, 4.65% Sr. Unsec. Nts., 7/1/26[6]	58,000	58,344

		3,779,952

Financials—12.5%

Capital Markets—2.1%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	258,000	265,603

Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24	199,000	205,857

Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26[1]	130,000	135,483

Goldman Sachs Group, Inc. (The):
3.75% Sr. Unsec. Nts., 2/25/16	202,000	212,364
5.15% Sub. Nts., 5/22/45	262,000	274,067

Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	507,000	540,871
5.00% Sub. Nts., 11/24/25	332,000	364,077

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	373,000	373,661

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	477,795

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]	205,000	213,897

		3,063,675

Commercial Banks—5.6%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]	200,000	208,376

Bank of America Corp.:
3.50% Sr. Unsec. Nts., 4/19/26	324,000	335,852
7.75% Jr. Sub. Nts., 5/14/38	354,000	500,258

BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	360,000	365,504

BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[1]	205,000	208,371

BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	321,000	330,760

Citigroup, Inc.:
3.40% Sr. Unsec. Nts., 5/1/26	208,000	213,895
4.65% Sr. Unsec. Nts., 7/30/45	290,000	320,233

Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	281,000	284,061

Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]	202,000	209,779

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	206,000	216,879

FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	362,000	377,743

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	218,000	226,095

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	270,000	279,235

Intesa Sanpaolo SpA, 5.71% Sub. Nts., 1/15/26[1]	332,000	315,484

JPMorgan Chase & Co.:
2.70% Sr. Unsec. Nts., 5/18/23	212,000	214,383
6.75% Jr. Sub. Perpetual Bonds, Series S2,8	264,000	291,060

KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	302,000	306,874

Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,2,8]	334,000	360,720

Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	287,000	289,059

12        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Commercial Banks (Continued)

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[2,8]	$214,000	$204,370

Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	202,000	208,534

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,8]	370,000	374,932

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	151,000	152,626

SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17	203,000	205,284

Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]	216,000	223,501

US Bancorp, 3.10% Sub. Nts., 4/27/26	214,000	222,991

Wells Fargo & Co.:
3.00% Sr. Unsec. Nts., 4/22/26	532,000	542,968
4.40% Sub. Nts., 6/14/46	33,000	33,600

		8,023,427

Consumer Finance—0.9%

Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	346,000	346,432

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	277,000	280,235

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	186,000	187,804
3.95% Sr. Unsec. Nts., 11/6/24	280,000	287,603

Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	97,000	100,764

		1,202,838

Diversified Financial Services—0.9%

Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	102,000	103,745

Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26	153,000	160,708

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[1]	286,000	306,280

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	189,000	189,920

S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	226,000	231,456

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	345,000	325,594

		1,317,703

Insurance—1.3%

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	308,000	332,898

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	258,000	278,994

Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	205,000	219,804

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,8]	258,000	256,710

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	326,000	343,219

Travelers Cos, Inc. (The), 3.75% Sr. Unsec. Nts., 5/15/46	276,000	289,913

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,8]	212,000	147,870

		1,869,408

Real Estate Investment Trusts (REITs)—1.5%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	165,849
5.90% Sr. Unsec. Nts., 11/1/2[1]	200,000	233,012

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	370,000	374,625

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	107,000	110,550

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	$149,000	$153,245

Host Hotels & Resorts LP, Series D, 3.75% Sr. Unsec. Nts., 10/15/23	212,000	213,958

Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	228,000	232,383

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	31,000	32,228

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	151,000	151,072

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	318,000	318,984

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	75,000	75,802

		2,061,708

Real Estate Management & Development—0.2%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	332,000	337,992

Health Care—3.7%

Biotechnology—0.4%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	184,000	193,165
4.70% Sr. Unsec. Nts., 5/14/45	74,000	78,625

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	100,000	112,970

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	180,000	192,453
5.00% Sr. Unsec. Nts., 8/15/45	49,000	54,216

		631,429

Health Care Equipment & Supplies—1.0%

Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	384,000	385,083
3.875% Sr. Unsec. Nts., 5/15/24	116,000	126,509

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	260,000	275,666

DENTSPLY SIRONA, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	352,000	352,649

Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	124,000	131,882

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	111,000	114,671

		1,386,460

Health Care Providers & Services—1.3%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	180,000	192,380

Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	261,000	287,442

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	350,000	385,437

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	454,000	472,291

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	155,000	177,581

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	156,000	170,384

Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	145,000	150,216

		1,835,731

Life Sciences Tools & Services—0.4%

Thermo Fisher Scientific, Inc.:
1.30% Sr. Unsec. Nts., 2/1/17	87,000	87,078

13 OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Life Sciences Tools & Services (Continued)

Thermo Fisher Scientific, Inc.: (Continued)
2.15% Sr. Unsec. Nts., 12/14/18	$138,000	$139,650
3.00% Sr. Unsec. Nts., 4/15/23	142,000	144,819
4.15% Sr. Unsec. Nts., 2/1/24	121,000	132,322
5.30% Sr. Unsec. Nts., 2/1/44	45,000	52,548

		556,417

Pharmaceuticals—0.6%

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	243,000	253,298
4.75% Sr. Unsec. Nts., 3/15/45	119,000	125,106

Mylan NV:
2.50% Sr. Unsec. Nts., 6/7/19[1]	155,000	157,168
3.95% Sr. Unsec. Nts., 6/15/26[1]	210,000	212,866

Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	92,000	96,051

		844,489

Industrials—3.4%

Aerospace & Defense—0.6%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	258,000	274,131

L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17	10,000	10,005

Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	168,000	183,650

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	180,000	215,750

Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	111,000	117,421

United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	60,000	60,566

		861,523

Building Products—0.2%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	233,000	248,828

Commercial Services & Supplies—0.6%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	312,000	329,872

Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26[6]	175,000	177,953
3.80% Sr. Unsec. Nts., 5/15/18	277,000	289,958

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	85,000	92,706

		890,489

Electrical Equipment—0.2%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	294,000	295,103

Industrial Conglomerates—0.5%

Fortive Corp.:
1.80% Sr. Unsec. Nts., 6/15/19[1]	360,000	362,568
3.15% Sr. Unsec. Nts., 6/15/26[1]	177,000	182,517

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	170,000	181,819

		726,904

Machinery—0.1%

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	130,000	144,590

Marine—0.0%

AP Moeller-Maersk AS, 3.875% Sr. Unsec. Nts., 9/28/25[1]	39,000	39,858

Professional Services—0.3%

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	361,000	362,954

	Principal Amount	Value

Road & Rail—0.7%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	$68,000	$77,890

ERAC USA Finance LLC:
4.50% Sr. Unsec. Nts., 2/15/45[1]	110,000	116,774
6.375% Sr. Unsec. Nts., 10/15/17[1]	279,000	295,831

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	110,000	127,752

Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[1]	195,000	198,730
4.25% Sr. Unsec. Nts., 1/17/23[1]	119,000	124,828

		941,805

Trading Companies & Distributors—0.2%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	354,000	354,885

Information Technology—2.3%

Electronic Equipment, Instruments, & Components—0.2%

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	290,000	294,350

IT Services—0.6%

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	174,000	176,504

Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	297,000	296,719

Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	127,000	146,945

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	130,000	131,149
6.75% Sr. Unsec. Nts., 2/1/17	65,000	66,754

		818,071

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	93,000	108,857

Software—0.6%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	279,000	279,774
4.375% Sr. Unsec. Nts., 6/15/25	110,000	115,231

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	236,000	240,130

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	186,000	199,598

		834,733

Technology Hardware, Storage & Peripherals—0.8%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	216,421

Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	355,000	363,916
6.02% Sr. Sec. Nts., 6/15/26[1]	240,000	249,457

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]	238,000	241,158
6.35% Sr. Unsec. Nts., 10/15/45[1]	162,000	161,451

		1,232,403

Materials—2.6%

Chemicals—1.1%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	151,000	153,951
4.125% Sr. Unsec. Nts., 3/15/35	75,000	72,700

Eastman Chemical Co.:
2.40% Sr. Unsec. Nts., 6/1/17	42,000	42,398
4.65% Sr. Unsec. Nts., 10/15/44	92,000	94,801

14        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

Chemicals (Continued)

Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	$338,000	$342,620

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	325,000	332,053

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	103,000	104,033
3.95% Sr. Unsec. Nts., 1/15/26	152,000	160,452

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]	215,000	222,980

		1,525,988

Construction Materials—0.4%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]	245,000	261,497

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	364,000	374,010

		635,507

Containers & Packaging—0.4%

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	153,000	156,246

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	97,303
4.50% Sr. Unsec. Nts., 11/1/23	300,000	326,480

		580,029

Metals & Mining—0.7%

BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	352,000	353,015

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	140,120

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]	302,000	302,190

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	101,000	102,527

Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	143,000	150,526

		1,048,378

Telecommunication Services—2.2%

Diversified Telecommunication Services—2.2%

AT&T, Inc.:
4.125% Sr. Unsec. Nts., 2/17/26	201,000	216,344
4.35% Sr. Unsec. Nts., 6/15/45	281,000	273,572

British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	247,000	380,284

Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[1]	349,000	351,372

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	97,000	97,367

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	135,000	141,075

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	347,000	356,449
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	95,000	122,401

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	163,000	173,983
4.50% Sr. Unsec. Nts., 9/15/20	448,000	497,901
4.522% Sr. Unsec. Nts., 9/15/48	432,000	448,144
5.012% Sr. Unsec. Nts., 8/21/54	50,000	53,330

		3,112,222

Wireless Telecommunication Services—0.0%

Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25	68,000	72,828

Utilities—3.8%

Electric Utilities—3.0%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]	177,000	193,268

	Principal Amount	Value

Electric Utilities (Continued)

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]	$99,000	$108,015

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]	176,000	181,335

Edison International:
2.95% Sr. Unsec. Nts., 3/15/23	208,000	213,576
3.75% Sr. Unsec. Unsub. Nts., 9/15/17	306,000	315,158

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[1]	330,000	350,625

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	333,000	351,494

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	85,000	91,192

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	70,000	78,179

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	78,000	87,914

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	369,000	368,374

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	77,275

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	204,000	215,031

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	444,000	494,965

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	307,000	342,030

Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17	328,000	330,991

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	231,000	247,547

Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	167,000	176,547

		4,223,516

Independent Power and Renewable Electricity Producers—0.2%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	337,000	337,454

Multi-Utilities—0.6%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	327,000	335,161

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	202,000	220,132
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	99,000	113,330

NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	148,000	170,534

		839,157

Total Corporate Bonds and Notes (Cost $64,227,413)		66,917,632

Short-Term Notes—8.8%

American Water Capital Corp., 0.76%, 7/15/16[9]	640,000	639,811

Amphenol Corp., 0.75%, 7/5/16	640,000	639,947

Arizona Public Service Co., 0.68%, 7/28/16	640,000	639,674

Bacardi USA, Inc., 0.70%, 7/13/16[9]	610,000	609,858

BAT International Finance plc, 0.811%, 7/15/16[9]	640,000	639,798

Bell Canada, 0.78%, 7/22/16[9]	640,000	639,709

CBS Corp., 0.69%, 7/19/16[9]	280,000	279,903

Deutsche Telekom AG, 0.861%, 7/15/16	280,000	279,906

Duke Energy Corp., 0.74%, 7/18/16[9]	280,000	279,902

Ecolab, Inc., 0.72%, 7/7/16	630,000	629,924

Harley-Davidson, Inc., 0.70%, 7/27/16[9]	420,000	419,788

Hitachi Capital America Corp., 1.001%, 7/6/16	630,000	629,913

HP, Inc., 0.79%, 7/8/16	270,000	269,959

15        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Short-Term Notes (Continued)

Hyundai Capital America, 0.71%, 7/6/16[9]	$630,000	$629,938

Johnson Controls, Inc., 0.75%, 7/18/16	640,000	639,773

NextEra Energy Capital Holdings, Inc., 0.73%, 7/19/161,[9]	280,000	279,898

Nissan Motor Acceptance Corp., 0.69%, 7/1/16[9]	630,000	630,000

Omnicom Group, Inc., 0.73%, 7/18/16[9]	420,000	419,855

Potash Corp., 0.73%, 7/11/16[9]	630,000	629,872

PPG Industries, Inc., 0.70%, 7/7/16	640,000	639,925

Sempra Energy, 1.011%, 7/25/16[9]	640,000	639,569

	Principal Amount	Value

Short-Term Notes (Continued)

Telus Corp., 0.75%, 7/22/16[1]	$640,000	$639,720

Thomson Reuters Corp., 0.83%, 7/5/16	280,000	279,974

Virginia Electric & Power Co., 0.69%, 7/21/16[9]	280,000	279,893

Xylem, Inc., 0.71%, 7/6/16[9]	280,000	279,972

Total Short-Term Notes (Cost $12,586,482)		12,586,481
	Shares

Investment Company—7.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[10,11] (Cost $11,345,423)	11,345,423	11,345,423

	Counterparty		Exercise Price	Expiration Date		Contracts

Over-the-Counter Options Purchased—0.1%

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[12]	BOA	USD	83.000	9/16/16	USD	388	78,523

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[12]	CITNA-B	USD	83.000	9/16/16	USD	338	68,405

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[12]	BOA	USD	83.000	9/16/16	USD	340	68,809

Total Over-the-Counter Options Purchased (Cost $154,820)							215,737

Total Investments, at Value (Cost $181,155,050)						128.0%	183,312,103

Net Other Assets (Liabilities)						(28.0)	(40,134,038)

Net Assets						100.0%	$143,178,065

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $31,583,719 or 22.06% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,996,477 or 1.39% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $112,487 or 0.08% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $35,799. See Note 6 of the accompanying Notes.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $7,297,766 or 5.10% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

10. Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	24,144,526	73,748,956	86,548,059	11,345,423
			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$11,345,423	$44,090
Total

12. Non-income producing security.

16        OPPENHEIMER CORE BOND FUND/VA

Footnotes to Statement of Investments (Continued)
Future Contracts as of June 30, 2016

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	9/21/16	37	$6,376,719	$(187,374)
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/16	85	11,303,672	(80,031)
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/16	50	10,966,407	18,816
United States Treasury Nts., 5 yr.	CBT	Buy	9/30/16	17	2,076,789	37,998
United States Ultra Bonds	CBT	Buy	9/21/16	67	12,487,125	812,426

						$601,835

Glossary:

Counterparty Abbreviations
BOA	Bank of America NA
CITNA-B	Citibank NA
Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

17        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $169,809,627)	$171,966,680
Affiliated companies (cost $11,345,423)	11,345,423

183,312,103

Cash	500,348

Cash used for collateral on futures	220,000

Receivables and other assets:
Investments sold (including $8,506,658 sold on a when-issued or delayed delivery basis)	11,010,587
Interest, dividends and principal paydowns	750,774
Variation margin receivable	38,496
Shares of beneficial interest sold	25,756
Other	36,389

Total assets	195,894,453

Liabilities
Payables and other liabilities:
Investments purchased (including $50,758,581 purchased on a when-issued or delayed delivery basis)	52,452,927
Shares of beneficial interest redeemed	140,073
Variation margin payable	60,719
Trustees’ compensation	27,510
Distribution and service plan fees	11,020
Shareholder communications	6,775
Other	17,364

Total liabilities	52,716,388

Net Assets	$143,178,065

Composition of Net Assets
Par value of shares of beneficial interest	$18,449

Additional paid-in capital	222,993,946

Accumulated net investment income	1,075,014

Accumulated net realized loss on investments	(83,668,231)

Net unrealized appreciation on investments	2,758,887

Net Assets	$143,178,065

Net Asset Value Per Share

Non-Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $89,014,044 and 11,417,199 shares of beneficial interest outstanding)	$7.80

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $54,164,021 and 7,031,364 shares of beneficial interest outstanding)	$7.70

See accompanying Notes to Financial Statements.

18        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Interest - unaffiliated companies	$2,220,571

Fee income on when-issued securities	397,292

Dividends - affiliated companies	44,090

Total investment income	2,661,953

Expenses
Management fees	412,784

Distribution and service plan fees - Service shares	64,402

Transfer and shareholder servicing agent fees:
Non-Service shares	43,005
Service shares	25,792

Shareholder communications:
Non-Service shares	10,496
Service shares	6,294

Legal, auditing and other professional fees	36,610

Custodian fees and expenses	24,045

Trustees’ compensation	8,636

Borrowing fees	1,175

Other	3,660

Total expenses	636,899
Less reduction to custodian expenses	(182)
Less waivers and reimbursements of expenses	(55,070)

Net expenses	581,647

Net Investment Income	2,080,306

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	(2,421,611)
Closing and expiration of futures contracts	120,796

Net realized loss	(2,300,815)

Net change in unrealized appreciation/depreciation on:
Investments	6,327,841
Futures contracts	557,172

Net change in unrealized appreciation/depreciation	6,885,013

Net Increase in Net Assets Resulting from Operations	$6,664,504

See accompanying Notes to Financial Statements.

19        OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$2,080,306	$4,848,365

Net realized loss	(2,300,815)	(345,781)

Net change in unrealized appreciation/depreciation	6,885,013	(3,220,897)

Net increase in net assets resulting from operations	6,664,504	1,281,687

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,248,135)	(3,667,301)
Service shares	(1,867,358)	(2,079,404)

	(5,115,493)	(5,746,705)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	2,891,827	(2,833,378)
Service shares	1,058,236	1,545,644

	3,950,063	(1,287,734)

Net Assets
Total increase (decrease)	5,499,074	(5,752,752)

Beginning of period	137,678,991	143,431,743

End of period (including accumulated net investment income of $1,075,014 and $4,110,201, respectively)	$143,178,065	$137,678,991

See accompanying Notes to Financial Statements.

20        OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$7.71	$7.96	$7.83	$8.26	$7.88	$7.73

Income (loss) from investment operations:
Net investment income[2]	0.12	0.27	0.30	0.36	0.35	0.36
Net realized and unrealized gain (loss)	0.26	(0.19)	0.26	(0.37)	0.44	0.25

Total from investment operations	0.38	0.08	0.56	(0.01)	0.79	0.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.33)	(0.43)	(0.42)	(0.41)	(0.46)

Net asset value, end of period	$7.80	$7.71	$7.96	$7.83	$8.26	$7.88

Total Return, at Net Asset Value[3]	5.02%	0.96%	7.27%	(0.10)%	10.29%	8.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,014	$85,160	$90,757	$96,785	$116,989	$122,271

Average net assets (in thousands)	$86,508	$89,919	$94,336	$105,012	$119,547	$127,341

Ratios to average net assets:[4]
Net investment income	3.12%	3.46%	3.72%	4.51%	4.34%	4.71%
Expenses excluding specific expenses listed below	0.83%	0.82%	0.80%	0.80%	0.77%	0.77%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.83%	0.82%	0.80%	0.80%	0.77%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%

Portfolio turnover rate[7]	39%	73%	127%	115%	140%	99%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	0.84%
Year Ended December 31, 2015	0.83%
Year Ended December 31, 2014	0.81%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.79%
Year Ended December 30, 2011	0.79%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2016	$330,077,334	$325,582,368
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196

See accompanying Notes to Financial Statements.

21        OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$7.61	$7.86	$7.74	$8.17	$7.79	$7.65

Income (loss) from investment operations:
Net investment income[2]	0.11	0.25	0.27	0.34	0.33	0.34
Net realized and unrealized gain (loss)	0.25	(0.19)	0.26	(0.37)	0.44	0.24

Total from investment operations	0.36	0.06	0.53	(0.03)	0.77	0.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.31)	(0.41)	(0.40)	(0.39)	(0.44)

Net asset value, end of period	$7.70	$7.61	$7.86	$7.74	$8.17	$7.79

Total Return, at Net Asset Value[3]	4.82%	0.70%	6.93%	(0.38)%	10.17%	7.93%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,164	$52,519	$52,675	$54,946	$64,694	$62,294

Average net assets (in thousands)	$51,884	$54,016	$55,215	$59,523	$67,116	$58,629

Ratios to average net assets:[4]
Net investment income	2.86%	3.21%	3.47%	4.26%	4.07%	4.42%
Expenses excluding specific expenses listed below	1.08%	1.07%	1.04%	1.05%	1.02%	1.02%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.08%	1.07%	1.04%	1.05%	1.02%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate[7]	39%	73%	127%	115%	140%	99%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.04%
Year Ended December 30, 2011	1.04%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2016	$330,077,334	$325,582,368
Year Ended December 31, 2015	$697,962,198	$709,720,690
Year Ended December 31, 2014	$560,409,975	$543,669,748
Year Ended December 31, 2013	$776,927,298	$806,883,121
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196

See accompanying Notes to Financial Statements.

22        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Core Bond Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

23        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

During the fiscal year ended December 31, 2015, the Fund utilized did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$5,303,131
2017	75,069,850
No expiration	941,683

Total	$81,314,664

At period end, it is estimated that the capital loss carryforwards would be $80,372,981 expiring by 2017 and $3,242,498, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$181,157,302
Federal tax cost of other investments	7,248,095

Total federal tax cost	$188,405,397

Gross unrealized appreciation	$5,843,466
Gross unrealized depreciation	(3,086,830)

Net unrealized appreciation	$2,756,636

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign

24        OPPENHEIMER CORE BOND FUND/VA

3. Securities Valuation (Continued)

security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

25        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$14,964,996	$—	$14,964,996
Mortgage-Backed Obligations	—	75,500,305	50,587	75,550,892
U.S. Government Obligations	—	1,730,942	—	1,730,942
Corporate Bonds and Notes	—	66,917,632	—	66,917,632
Short-Term Notes	—	12,586,481	—	12,586,481
Over-the-Counter Options Purchased	—	215,737	—	215,737
Investment Company	11,345,423	—	—	11,345,423

Total Investments, at Value	11,345,423	171,916,093	50,587	183,312,103
Other Financial Instruments:
Futures contracts	869,240	—	—	869,240

Total Assets	$12,214,663	$171,916,093	$50,587	$184,181,343

Liabilities Table
Other Financial Instruments:
Futures contracts	$(267,405)	$—	$—	$(267,405)

Total Liabilities	$(267,405)	$—	$—	$(267,405)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

26        OPPENHEIMER CORE BOND FUND/VA

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$50,758,581
Sold securities	8,506,658

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type,

27        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $15,761,783 and $14,409,000 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $67,945 and $341 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $3,052 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end the fund had no outstanding written options.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change

28        OPPENHEIMER CORE BOND FUND/VA

6. Use of Derivatives (Continued)

in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$147,332	$–	$–	$–	$147,332
Citibank NA	68,405	–	–	–	68,405

	$215,737	$–	$–	$–	$215,737

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

29        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$38,496*	Variation margin payable	$60,719*
Interest rate contracts	Investments, at value	215,737**

Total		$254,233		$60,719

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives	Investment	Closing and
Not Accounted	from	expiration
for as Hedging	unaffiliated	of futures
Instruments	companies*	contracts	Total

Interest rate contracts	$(63,543)	$120,796	$57,253

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives
Not Accounted
for as Hedging		Futures
Instruments	Investments*	contracts	Total

Interest rate contracts	$60,917	$557,172	$618,089

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	875,210	$6,915,912	1,062,552	$8,456,159
Dividends and/or distributions reinvested	420,198	3,248,135	476,892	3,667,301
Redeemed	(925,116)	(7,272,220)	(1,900,400)	(14,956,838)

Net increase (decrease)	370,292	$2,891,827	(360,956)	$(2,833,378)

Service Shares
Sold	1,729,552	$13,430,355	2,849,289	$22,223,803
Dividends and/or distributions reinvested	244,739	1,867,358	273,246	2,079,404
Redeemed	(1,843,509)	(14,239,477)	(2,925,634)	(22,757,563)

Net increase	130,782	$1,058,236	196,901	$1,545,644

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$45,746,670	$43,053,286
U.S. government and government agency obligations	615,831	1,153,338
To Be Announced (TBA) mortgage-related securities	330,077,334	325,582,368

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

30        OPPENHEIMER CORE BOND FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $1 billion	0.60%
Over $1 billion	0.50

The Fund’s effective management fee for the reporting period was 0.60% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $28,226 and $16,800 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $10,044 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment

31        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

11. Pending Litigation (Continued)

performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

32        OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33        OPPENHEIMER CORE BOND FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay	Net Income	Net Profit	Other
	Date		from Sale	Capital
				Sources
Oppenheimer Core Bond Fund/VA	6/21/16	87.9%	0.0%	12.1%

34        OPPENHEIMER CORE BOND FUND/VA

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35        OPPENHEIMER CORE BOND FUND/VA

OPPENHEIMER CORE BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Peter A. Strzalkowski, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2016
Oppenheimer
Global Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGER: Rajeev Bhaman, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/16

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	11/12/90	-8.18%	-13.46%	5.15%	4.91%
Service Shares	7/13/00	-8.29	-13.68	4.89	4.64
MSCI All Country World Index		1.23	-3.73	5.38	4.26

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns include changes in share price and reinvested distributions but should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

S&P Global, Inc.	3.2%
Aetna, Inc.	3.1
Colgate-Palmolive Co.	2.7
Intuit, Inc.	2.4
Alphabet, Inc., Cl. C	2.3
Airbus Group SE	2.3
Alphabet, Inc., Cl. A	2.3
Facebook, Inc., Cl. A	2.2
Murata Manufacturing Co. Ltd.	2.2
Unilever plc	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of investments.

2        OPPENHEIMER GLOBAL FUND/VA

Fund Performance Discussion

For the period ended June 30, 2016, the Fund’s Non-Service shares returned -8.18% versus the MSCI All Country World Index, its benchmark, which returned 1.23%. The year thus far has truly been an annus horribilis. After a reasonable 2015, where the Fund meaningfully outperformed its benchmark, the new year has proven to be completely the opposite. The market dislocation that resulted from expectations of the Federal Reserve (the “Fed”) raising rates this year led to a severe underperformance of all things growth related. Perceived safety and stability were sought after as were the dogs of the previous year. This meant that the best performing segments of the market were utilities, commodities and all things bond-like. Oil rebounded from its year end lows and brought hope to some that we were in for a return to prices seen in early 2015. We believe that it is unlikely. Our orientation towards long-term growth companies has not been the flavor of the semester. The political season too has hurt some of our companies, particularly in health care where the posturing over price controls and eagerness to demonstrate populist rhetoric has particularly hurt the biotechnology sector. We have not helped ourselves either by our choice of European financials, which have been a disaster, as European policy makers seem not to be able to get out of their own way and exacerbate the crisis in financials that has continued for the better part of this decade.

MARKET REVIEW

The market of the past few months can be characterized by W.B. Yeats’ words in his poem, The Second Coming, “the best lack all conviction while the worst are full of passionate intensity.” An unwillingness to consider a future that isn’t dire led to what is often called a “risk-off” market, where businesses that have a larger proportion of their value in future growth came into disfavor. Concerns over the Fed raising rates in the short term combined with low growth in the world benefited stable earners such as utilities and punished companies that are options on future growth such as biotechnology firms. A turn in oil prices off the bottom in the first quarter led to outperformance in commodity stocks that had been massively oversold. The woes of the financial sector continued, with market activity and risk tolerance massively attenuated, especially in Europe, and ongoing litigation and capital regulation. Regulators have provided no relief to the uncertainty around increased future capital requirements, which has put pressure on fees and earnings. Further, zealous prosecutors still seem to find ways of increasing fines and penalties on the financial sector for the misdeeds, both actual and supposed, of the past. This too has detracted from confidence in the markets.

Currencies have performed in line with the underlying economic trends in the various regions. The dollar has been strong. The euro and pound sterling weakened particularly with Brexit – the British public’s referendum decision to exit the European Union. This causes nothing but uncertainty in the near term and adds to underlying volatility in markets. The commodity currencies of Australia and Canada have followed the fortunes of oil with significant declines as oil fell to $30 per barrel but have come back as oil moved back into the $40’s. The Japanese yen strengthened substantially from 120 yen to the dollar to almost 100 yen, which is not going to help Japanese exporters. Emerging markets currencies have also been mixed with significant gains in the Brazilian real as the belief that the impeachment of President Dilma Rousseff would lead to better policies, stability in the Chinese renminbi despite worries of a serious devaluation to come, and weakness in the South African rand.

The interest rate environment has been for lower rates almost everywhere, with government debt in Japan, Switzerland and Germany even yielding negative rates across various tenors. U.S. Government paper still seems to offer a positive coupon and lower credits coming with fatter spreads to Treasuries. This may change.

FUND REVIEW

Our pivot to cheap European financials was met with a hefty smack upside the head. Our confidence in the scientific prowess of the drug discovery engines of the 21st century was trampled on by the stampede to the exit door with the hearing of the murmurs of Fed rate rises and the increased eagerness to promise free products and services, even life preserving high cost medicines upon which billions of dollars of risk capital have been ventured. These were the cause of much of our woes though not the only ones. Our lack of conviction in wishing to own utilities, regulated or other, and other bond proxies hurt too as these were the sectors that performed best. Our structural bet against commodities, which helped in 2015, had the opposite impact in 2016. Quality and growth orientation seemed to attract opprobrium not salutes. We compounded these problems with a couple of stand-out poor performing investments especially with SunEdison and Banca Monte dei Paschi Di Siena. The former stumbled its way towards bankruptcy while the latter is still hostage to the archaic and arcane Italian laws that prevent banks from collecting on the collateral that backs granted credit. There seems to be a willingness to legislatively move in the right direction but it is not a given. In mitigation, these risk positions were sized below 1% of the portfolio. We had a couple of failures in drug trials of our Pharma companies with Circassia Pharmaceutical’s cat allergy vaccine showing no benefit versus the placebo, and a couple of drug candidates at Bluebird Bio, BioMarin Pharmaceutical, and

3        OPPENHEIMER GLOBAL FUND/VA

Celldex Therapeutics, all showing no clear benefit versus placebo. In many of these cases it was not that the drug did not show benefit, it was that the response to placebo was inexplicably good.

There were a couple of positives. Our long held positions in Keyence, a pioneer in sensors and scanners that help manufacturing efficiency; Intuit, the owner of Turbotax and Quickbooks; Aetna, the health insurer along with DLF, the largest owner of quality real estate in the Indian capital region, performed well.

OUTLOOK AND POSITIONING

Our thematic, long-term, investment style leads us towards quality businesses with sustainability of both enterprise and advantaged position. We hope to buy these at prices that do not fully reflect their future value, usually because the current understanding of that value by the market is misestimated for a reason that is temporary. For that, we have to be willing to go against the market’s current beliefs and have deep conviction in the correctness of our view. Unpopularity is a price we are willing to incur for a while.

We see risk of higher rates that is not being priced in the market today at all. We see a belief in the necessity of availability of expensive-to-provide medical treatments for a price that severely undervalues the research effort and risk dollars expended that is unjustified. We see a pessimism and a loss of confidence in structures that have delivered increasing prosperity for over half a century, which we think is unreasonable.

To that end, we are invested greatly in businesses that connect the world - physically and virtually, such as Facebook, Google (Alphabet), United Parcel Service and Airbus; businesses that connect savers with investors and lenders, such as the banks and S&P Global ( the renamed McGraw Hill Financial); businesses that cure intractable diseases and make it more affordable and rational, such as Vertex Pharmaceuticals, Gilead Sciences, Aetna and Anthem; businesses that allow people to spend their hard earned money on things that give them pleasure, such as Walt Disney and LVMH Moet Hennessy Louis Vuitton, and on daily necessities, such as Unilever and Colgate-Palmolive. We also believe that companies that do things that allow businesses and people to be more efficient will continue to be valuable, such as Intuit and PayPal. Where we believe we are advantaged is in seeing these connections and their implementability globally.

We believe deeply in being diversified across a range of businesses across industries and geographies that are the source of opportunity and stability. Our perspective that this should be a fund for all seasons is firm, notwithstanding the last few months.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER GLOBAL FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Non-Service shares	$1,000.00	$918.20	$3.68
Service shares	1,000.00	917.10	4.87

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,021.03	3.88
Service shares	1,000.00	1,019.79	5.14

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.77%
Service shares	1.02

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value

Common Stocks—96.0%

Consumer Discretionary—13.2%

Automobiles—0.7%

Suzuki Motor Corp.	516,000	$13,925,839

Hotels, Restaurants & Leisure—0.9%

International Game Technology plc	742,421	13,912,969

McDonald’s Corp.	52,620	6,332,291

		20,245,260

Internet & Catalog Retail—1.5%

JD.com, Inc., ADR[1]	1,073,440	22,789,131

Rakuten, Inc.	843,800	9,100,892

		31,890,023

Leisure Products—0.3%

Nintendo Co. Ltd.	49,800	7,105,719

Media—2.8%

Walt Disney Co. (The)	445,000	43,529,900

Zee Entertainment Enterprises Ltd.	2,585,136	17,530,185

		61,060,085

Specialty Retail—3.1%

Industria de Diseno Textil SA	1,365,750	45,544,301

Tiffany & Co.	372,180	22,568,995

		68,113,296

Textiles, Apparel & Luxury Goods—3.9%

Brunello Cucinelli SpA	415,468	7,454,240

Kering	174,030	28,381,944

LVMH Moet Hennessy Louis Vuitton SE	284,690	43,106,937

Tod’s SpA	109,288	5,861,656

		84,804,777

Consumer Staples—5.8%

Food Products—3.1%

Nestle SA	263,001	20,286,762

Unilever plc	995,913	47,771,048

		68,057,810

Household Products—2.7%

Colgate-Palmolive Co.	802,230	58,723,236

Energy—1.6%

Energy Equipment & Services—0.9%

Technip SA	368,390	20,035,715

Oil, Gas & Consumable Fuels—0.7%

Repsol SA1	28,487	361,388

Repsol SA	1,111,015	14,094,408

		14,455,796

Financials—20.3%

Capital Markets—4.1%

Credit Suisse Group AG1	1,356,634	14,456,793

Deutsche Bank AG1	761,780	10,365,433

Goldman Sachs Group, Inc. (The)	181,820	27,014,816

Nomura Holdings, Inc.	2,039,800	7,309,510

UBS Group AG	2,445,979	31,647,554

		90,794,106

Commercial Banks—5.9%

Banca Monte dei Paschi di Siena SpA[1]	12,281,831	5,276,449

Banco Bilbao Vizcaya Argentaria SA	2,780,245	15,932,445

Citigroup, Inc.	1,023,850	43,401,002

ICICI Bank Ltd., Sponsored ADR	3,889,800	27,928,764

Societe Generale SA	529,389	16,730,173

Sumitomo Mitsui Financial Group, Inc.	699,900	20,066,319

		129,335,152

Diversified Financial Services—3.2%

S&P Global, Inc.	653,680	70,113,717

Insurance—5.3%

Allianz SE	247,783	35,302,156

	Shares	Value

Insurance (Continued)

Dai-ichi Life Insurance Co. Ltd. (The)	2,072,000	$22,972,738

FNF Group	542,940	20,360,250

Prudential plc	2,125,407	36,208,024

		114,843,168

Real Estate Management & Development—1.8%

DLF Ltd.	17,320,632	38,865,543

Health Care—15.4%

Biotechnology—5.6%

ACADIA Pharmaceuticals, Inc.[1]	568,420	18,450,913

Biogen, Inc.[1]	86,090	20,818,284

BioMarin Pharmaceutical, Inc.[1]	191,580	14,904,924

Bluebird Bio, Inc.[1]	175,100	7,580,079

Celldex Therapeutics, Inc.[1]	1,185,450	5,204,126

Circassia Pharmaceuticals plc[1]	4,471,614	6,060,868

Gilead Sciences, Inc.	312,450	26,064,579

Ionis Pharmaceuticals, Inc.[1]	244,430	5,692,775

MacroGenics, Inc.[1]	385,270	10,398,437

Sage Therapeutics, Inc.[1]	81,030	2,441,434

Vertex Pharmaceuticals, Inc.[1]	68,010	5,850,220

		123,466,639

Health Care Equipment & Supplies—1.4%

Zimmer Biomet Holdings, Inc.	257,390	30,984,608

Health Care Providers & Services—5.3%

Aetna, Inc.	556,960	68,021,525

Anthem, Inc.	299,905	39,389,523

Cigna Corp.	44,750	5,727,552

Humana, Inc.	13,260	2,385,209

		115,523,809

Pharmaceuticals—3.1%

Bayer AG	287,506	28,926,610

Roche Holding AG	83,851	22,139,228

Shire plc	229,700	14,144,808

Theravance Biopharma, Inc.[1]	93,335	2,117,771

		67,328,417

Industrials—12.7%

Aerospace & Defense—2.9%

Airbus Group SE	883,420	51,298,797

Embraer SA, Sponsored ADR	560,923	12,183,247

		63,482,044

Air Freight & Couriers—1.6%

United Parcel Service, Inc., Cl. B	326,360	35,155,499

Building Products—1.8%

Assa Abloy AB, Cl. B	1,892,192	38,784,107

Construction & Engineering—0.3%

FLSmidth & Co. AS	197,846	7,045,305

Electrical Equipment—3.1%

Emerson Electric Co.	345,460	18,019,194

Nidec Corp.	511,600	38,615,596

Prysmian SpA	520,359	11,407,112

		68,041,902

Industrial Conglomerates—2.3%

3M Co.	210,760	36,908,291

Siemens AG	124,038	12,706,213

		49,614,504

Machinery—0.7%

FANUC Corp.	98,300	15,911,466

Information Technology—24.1%

Communications Equipment—1.1%

Telefonaktiebolaget LM Ericsson, Cl. B	3,209,895	24,535,239

Electronic Equipment, Instruments, & Components—5.6%

Keyence Corp.	70,311	47,421,438

6        OPPENHEIMER GLOBAL FUND/VA

	Shares	Value

Electronic Equipment, Instruments, & Components (Continued)

Kyocera Corp.	586,900	$27,826,393

Murata Manufacturing Co. Ltd.	426,000	47,787,989

		123,035,820

Internet Software & Services—8.1%

Alphabet, Inc., Cl. A1	71,480	50,288,324

Alphabet, Inc., Cl. C1	74,142	51,313,678

eBay, Inc.[1]	476,280	11,149,715

Facebook, Inc., Cl. A1	423,750	48,426,150

Twitter, Inc.[1]	903,680	15,281,229

		176,459,096

IT Services—1.2%

Earthport plc[1]	11,054,193	2,045,995

PayPal Holdings, Inc.[1]	670,060	24,463,891

		26,509,886

Semiconductors & Semiconductor Equipment—2.0%

Maxim Integrated Products, Inc.	1,235,255	44,086,251

Software—6.1%

Adobe Systems, Inc.[1]	358,763	34,365,908

Intuit, Inc.	471,200	52,590,632

SAP SE	612,275	45,766,098

		132,722,638

	Shares	Value

Materials—0.9%

Chemicals—0.9%

Linde AG	134,864	$18,770,829

Telecommunication Services—2.0%

Wireless Telecommunication Services—2.0%

KDDI Corp.	1,403,600	42,727,437

Total Common Stocks (Cost $1,300,630,131)		2,096,554,738

Preferred Stocks—1.6%

Bayerische Motoren Werke (BMW) AG, Preference	540,067	34,235,058

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	7,925,360	1,063,838

Total Preferred Stocks (Cost $15,905,058)		35,298,896

Investment Company—1.9%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%2,3 (Cost $41,963,302)	41,963,302	41,963,302

Total Investments, at Value (Cost $1,358,498,491)	99.5%	2,173,816,936

Net Other Assets (Liabilities)	0.5	10,084,876

Net Assets	100.0%	$2,183,901,812

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	20,379,539	120,194,241	98,610,478	41,963,302

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$41,963,302	$36,783

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United States	$1,019,970,457	46.6%
Japan	300,771,336	13.9
Germany	186,072,396	8.6
France	159,553,566	7.3
United Kingdom	105,998,905	4.9
Switzerland	88,530,337	4.1
India	85,388,331	4.0
Spain	75,932,542	3.5
Sweden	63,319,346	2.9
Italy	29,999,457	1.4
China	22,789,131	1.1
Ireland	14,144,808	0.7
Brazil	12,183,248	0.6
Denmark	7,045,305	0.3
Cayman Islands	2,117,771	0.1

Total	$2,173,816,936	100.0%

See accompanying Notes to Financial Statements.

7        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,316,535,189)	$2,131,853,634
Affiliated companies (cost $41,963,302)	41,963,302

2,173,816,936

Cash	2,141,332

Cash—foreign currencies (cost $113,596)	116,138

Receivables and other assets:
Dividends	6,410,602
Shares of beneficial interest sold	4,404,016
Investments sold	1,933,736
Other	111,132

Total assets	2,188,933,892

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	4,432,428
Distribution and service plan fees	198,770
Foreign capital gains tax	171,385
Trustees’ compensation	93,508
Shareholder communications	75,290
Other	60,699

Total liabilities	5,032,080

Net Assets	$2,183,901,812

Composition of Net Assets
Par value of shares of beneficial interest	$68,263

Additional paid-in capital	1,347,742,168

Accumulated net investment income	16,882,908

Accumulated net realized gain on investments and foreign currency transactions	4,473,805

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	814,734,668

Net Assets	$2,183,901,812

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,231,078,957 and 38,317,360 shares of beneficial interest outstanding)	$32.13

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $952,822,855 and 29,945,528 shares of beneficial interest outstanding)	$31.82

See accompanying Notes to Financial Statements.

8        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,633,094)	$28,820,014
Affiliated companies	36,783

Interest	13

Total investment income	28,856,810

Expenses
Management fees	7,124,104

Distribution and service plan fees:
Service shares	1,214,781

Transfer and shareholder servicing agent fees:
Non-Service shares	631,050
Service shares	486,683

Shareholder communications:
Non-Service shares	39,625
Service shares	30,550

Custodian fees and expenses	72,329

Trustees’ compensation	36,477

Borrowing fees	21,877

Other	99,381

Total expenses	9,756,857
Less reduction to custodian expenses	(666)
Less waivers and reimbursements of expenses	(8,224)

Net expenses	9,747,967

Net Investment Income	19,108,843

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	33,996,906
Foreign currency transactions	238,220

Net realized gain	34,235,126

Net change in unrealized appreciation/depreciation on:
Investments	(285,445,367)
Translation of assets and liabilities denominated in foreign currencies	28,803,603

Net change in unrealized appreciation/depreciation	(256,641,764)

Net Decrease in Net Assets Resulting from Operations	$(203,297,795)

See accompanying Notes to Financial Statements.

9        OPPENHEIMER GLOBAL FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$19,108,843	$20,616,652

Net realized gain	34,235,126	169,082,914

Net change in unrealized appreciation/depreciation	(256,641,764)	(88,101,127)

Net increase (decrease) in net assets resulting from operations	(203,297,795)	101,598,439

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(13,598,845)	(19,562,644)
Service shares	(7,587,430)	(13,304,683)

	(21,186,275)	(32,867,327)

Distributions from net realized gain:
Non-Service shares	(86,197,755)	(97,527,552)
Service shares	(67,272,765)	(81,961,759)

	(153,470,520)	(179,489,311)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	39,328,148	(4,461,169)
Service shares	34,816,751	(69,555,025)

	74,144,899	(74,016,194)

Net Assets
Total decrease	(303,809,691)	(184,774,393)

Beginning of period	2,487,711,503	2,672,485,896

End of period (including accumulated net investment income of $16,882,908 and $18,960,340, respectively)	$2,183,901,812	$2,487,711,503

See accompanying Notes to Financial Statements.

10        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$38.00	$39.50	$40.86	$32.55	$27.46	$30.30

Income (loss) from investment operations:
Net investment income[2]	0.32	0.35	0.50	0.41	0.44	0.65
Net realized and unrealized gain (loss)	(3.37)	1.40	0.46	8.40	5.29	(3.11)

Total from investment operations	(3.05)	1.75	0.96	8.81	5.73	(2.46)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.54)	(0.46)	(0.50)	(0.64)	(0.38)
Distributions from net realized gain	(2.44)	(2.71)	(1.86)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(2.82)	(3.25)	(2.32)	(0.50)	(0.64)	(0.38)

Net asset value, end of period	$32.13	$38.00	$39.50	$40.86	$32.55	$27.46

Total Return, at Net Asset Value[3]	(8.18)%	3.94%	2.29%	27.31%	21.27%	(8.29)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,231,079	$1,406,001	$1,468,107	$1,397,026	$1,252,127	$1,165,141

Average net assets (in thousands)	$1,266,486	$1,502,338	$1,532,383	$1,333,848	$1,206,244	$1,335,403

Ratios to average net assets:[4]
Net investment income	1.82%	0.86%	1.24%	1.13%	1.48%	2.17%
Expenses excluding specific expenses listed below	0.77%	0.76%	0.76%	0.77%	0.76%	0.76%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.77%	0.76%	0.76%	0.77%	0.76%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.76%	0.76%	0.77%	0.76%	0.76%

Portfolio turnover rate	3%	14%	13%	11%	14%	13%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	0.77%
Year Ended December 31, 2015	0.76%
Year Ended December 31, 2014	0.76%
Year Ended December 31, 2013	0.77%
Year Ended December 31, 2012	0.76%
Year Ended December 30, 2011	0.76%

See accompanying Notes to Financial Statements.

11        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$37.59	$39.10	$40.47	$32.25	$27.21	$30.04

Income (loss) from investment operations:
Net investment income[2]	0.27	0.25	0.40	0.32	0.36	0.56
Net realized and unrealized gain (loss)	(3.33)	1.39	0.44	8.32	5.25	(3.08)

Total from investment operations	(3.06)	1.64	0.84	8.64	5.61	(2.52)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.44)	(0.35)	(0.42)	(0.57)	(0.31)
Distributions from net realized gain	(2.44)	(2.71)	(1.86)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(2.71)	(3.15)	(2.21)	(0.42)	(0.57)	(0.31)

Net asset value, end of period	$31.82	$37.59	$39.10	$40.47	$32.25	$27.21

Total Return, at Net Asset Value[3]	(8.29)%	3.67%	2.06%	26.99%	20.95%	(8.53)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$952,823	$1,081,711	$1,204,379	$1,216,285	$1,130,388	$1,003,839

Average net assets (in thousands)	$976,751	$1,219,501	$1,265,528	$1,174,119	$1,069,295	$1,091,128

Ratios to average net assets:[4]
Net investment income	1.57%	0.63%	0.99%	0.89%	1.23%	1.90%
Expenses excluding specific expenses listed below	1.02%	1.01%	1.01%	1.02%	1.01%	1.01%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.02%	1.01%	1.01%	1.02%	1.01%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.01%	1.01%	1.02%	1.01%	1.01%

Portfolio turnover rate	3%	14%	13%	11%	14%	13%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.02%
Year Ended December 31, 2015	1.01%
Year Ended December 31, 2014	1.01%
Year Ended December 31, 2013	1.03%
Year Ended December 31, 2012	1.01%
Year Ended December 30, 2011	1.01%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

13        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the Fund will not have any capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,379,996,309
Federal tax cost of other investments	113,596

Total federal tax cost	$1,380,109,905

Gross unrealized appreciation	$986,567,559
Gross unrealized depreciation	(193,330,709)

Net unrealized appreciation	$793,236,850

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued

14        OPPENHEIMER GLOBAL FUND/VA

3. Securities Valuation (Continued)

by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing

15        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$109,133,286	$178,011,713	$—	$287,144,999
Consumer Staples	58,723,236	68,057,810	—	126,781,046
Energy	361,388	34,130,123	—	34,491,511
Financials	188,818,549	255,133,137	—	443,951,686
Health Care	266,031,959	71,271,514	—	337,303,473
Industrials	102,266,231	175,768,596	—	278,034,827
Information Technology	331,965,778	195,383,152	—	527,348,930
Materials	—	18,770,829	—	18,770,829
Telecommunication Services	—	42,727,437	—	42,727,437
Preferred Stocks	1,063,838	34,235,058	—	35,298,896
Investment Company	41,963,302	—	—	41,963,302

Total Assets	$1,100,327,567	$1,073,489,369	$—	$2,173,816,936

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

16        OPPENHEIMER GLOBAL FUND/VA

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	943,655	$32,514,756	3,090,155	$125,761,536
Dividends and/or distributions reinvested	3,043,507	99,796,600	2,891,830	117,090,196
Redeemed	(2,671,308)	(92,983,208)	(6,149,839)	(247,312,901)

Net increase (decrease)	1,315,854	$39,328,148	(167,854)	$(4,461,169)

Service Shares
Sold	1,041,966	$35,266,289	5,612,447	$223,502,452
Dividends and/or distributions reinvested	2,305,519	74,860,195	2,375,130	95,266,442
Redeemed	(2,177,727)	(75,309,733)	(10,010,458)	(388,323,919)

Net increase (decrease)	1,169,758	$34,816,751	(2,022,881)	$(69,555,025)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$61,565,424	$172,169,104

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

17        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.64% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $8,224 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against

18        OPPENHEIMER GLOBAL FUND/VA

10. Pending Litigation (Continued)

OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

19        OPPENHEIMER GLOBAL FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20        OPPENHEIMER GLOBAL FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Fund/VA	6/21/16	11.5%	64.9%	23.6%

21        OPPENHEIMER GLOBAL FUND/VA

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23        OPPENHEIMER GLOBAL FUND/VA

OPPENHEIMER GLOBAL FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Rajeev Bhaman, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2016
Oppenheimer
Main Street Fund®/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Manind Govil, CFA, Benjamin Ram and Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/16

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	7/5/95	4.62%	5.67%	12.38%	7.01%
Service Shares	7/13/00	4.49	5.40	12.11	6.74
S&P 500 Index		3.84	3.99	12.10	7.42

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	4.7%
Alphabet, Inc., Cl. C	4.6
General Electric Co.	4.3
Comcast Corp., Cl. A	3.3
CME Group, Inc., Cl. A	3.1
Philip Morris International, Inc.	3.1
Mondelez International, Inc., Cl. A	3.0
Johnson & Johnson	2.9
Kraft Heinz Co. (The)	2.9
Berkshire Hathaway, Inc., Cl. B	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of common stocks.

2        OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned 4.62% during the reporting period. In comparison, the Fund outperformed the S&P 500 Index (the “Index”), which returned 3.84%. The Fund’s outperformance relative to the Index stemmed largely from stronger relative stock selection in the financials, health care and industrials sectors. The Fund underperformed the Index in the energy and information technology sectors due primarily to stock selection, and in the telecommunication services sector as a result of an underweight position.

MARKET OVERVIEW

Markets remained turbulent during the reporting period. However, despite the volatility, the Index and the Fund experienced gains. The reporting period also saw a continued rotation away from growth stocks and into value stocks. This is a significant reversal from 2015 when growth stocks, in general, significantly outperformed. Another big trend has been demand for so called bond proxy stocks with above average dividend yields. This trend was magnified post Brexit as treasury yields, already at historic lows, were under further pressure and future rate hike expectations continued to be pushed farther out.

The reporting period saw the market driven by several important macroeconomic trends and events:

●	Uncertainty over when or if the Federal Reserve (the “Fed”) would raise interest rates, an especially important issue for financials.

●	Continued slow but steady recovery in domestic consumer employment and consumption.

●	Decelerating emerging markets growth, contributing to the weakness in export demand for commodities and other industrial products.

●	Competitive currency devaluations, including negative interest rates in a growing number of jurisdictions, thrusting the world economy into uncharted territory.

●	Impact of Brexit and the increased uncertainty for global markets as a result.

As investors, it is important to know what is and what is not within one’s circle of competence. We humbly admit that accurately and consistently predicting outcomes of complex factors such as those listed above is largely outside our circle. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that can out-perform no matter the environment. If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence. Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe that correctly valuing stocks and seeing within what expectations the market is pricing is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (when valuations appear reasonable). To offset our agnostic position on the conditions, we seek to ensure we have some horses in the stable that will win no matter the weather. In short, it boils down to mostly stock selection.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included Kraft Heinz Co., Philip Morris International, Inc. and Johnson & Johnson.

Kraft Heinz produces processed food and beverages. The company delivered improved top line trends which had been an investor concern while also continuing to make dramatic improvements in its cost structure.

3        OPPENHEIMER MAIN STREET FUND/VA

Philip Morris is the world’s second largest tobacco company—selling tobacco-related products internationally outside the U.S. The stock benefited as management continued to execute well, which has led to share gains in many markets worldwide. Additionally, as the U.S. dollar flattened (relative to other currencies), the stock was boosted further as investors appear to expect the pressure on the company’s earnings—from a strengthening dollar—to subside.

Johnson & Johnson is engaged in the research and development, manufacture and sale of products in the health care industry. The company reported positive earnings results due in part to strong prescription drug revenue and a weakening dollar. Johnson & Johnson also announced that it expects to increase profit margins this year, partly due to cost cuts.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Citigroup, Inc., Alphabet, Inc. and Express Scripts Holding Co.

Starting with Citigroup, over the first half of the reporting period, the stock, along with other large banking companies, underperformed largely as a result of inaction by the Fed. Net interest margins—a key metric of profitability—were under pressure as interest rates remained low. Investors had expected that with a rise in short-term rates, this measure of profitability would expand, providing a boost to earnings growth over the near- to-mid-term. Though the Fed indeed raised rates in December, weak economic data greatly decreased the likelihood that more rate hikes are coming, pressuring Citigroup and its peers. We keep Citi in the portfolio because the overall company is strengthened by selling non-core operations. In addition, the stock has the potential to benefit if interest rates rise.

Alphabet, the holding company of Google, reported a decent quarter, yet the results did not satisfy elevated investor expectations. With very widespread ownership, the stock experienced declines following the earnings release, yet we continue to believe that the company is on the right side of secular trends in the advertising market.

The stock of pharmacy benefit manager (PBM) Express Scripts Holding suffered as the company is in a dispute with its largest customer, Anthem, over pricing. We believe the company’s stock price reflects the potential loss of Anthem and the dispute should only have a modest impact on Express’ selling season.

STRATEGY & OUTLOOK

While bottom-up company research and stock selection continue to be central to our process and strategy, we do have some observations about the current environment. First, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment and inflation data while home prices and innovation also continue to help drive the economy higher. However, rhetoric around Brexit and U.S. elections could cause global contagion by slowing global trade.

Secondly, U.S. corporate revenues, earnings, and free cash flow seem have topped out for the near term, but earnings growth may resume due to productivity improvements. The energy and industrials sectors have also showed signs of bottoming. Additionally, while we have previously seen revenue and accounting earnings growth, it has not translated into commensurate cash available for shareholders. From a valuation perspective, U.S. equities look favorable based on current interest rate levels.

We remain laser-focused on the rise in “accounting shenanigans” and the rising spread between Generally Accepted Accounting Principles (GAAP) earnings and pro-forma adjusted earnings. While these two measurements have always diverged, the historical normal spread has increased from approximately 5-10% to 30%. This, combined with ongoing financial engineering, e.g., tax inversions and other obfuscations, have caused us to place increasing emphasis on judging the attractiveness of an investment based on free cash flow, rather than earnings.

Though we remain overweight financials, the mix of our position skews towards non-lender financials such as CME Group. In addition to Net Interest Margin pressure, we expect credit to start increasing. But this expectation is increasingly being priced in.

We believe the risks inherent to this market include the misallocation of capital, fueled by an environment of ongoing relatively low interest rates and possibly leading to “bubble-like” valuations for some companies. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings— leading to relatively better stock performance of those companies. We think focusing on companies with

4        OPPENHEIMER MAIN STREET FUND/VA

economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach has the potential to generate superior long-term performance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

5        OPPENHEIMER MAIN STREET FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Non-Service shares	$1,000.00	$1,046.20	$4.03
Service shares	1,000.00	1,044.90	5.30

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.93	3.98
Service shares	1,000.00	1,019.69	5.24

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.79%
Service shares	1.04

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value

Common Stocks—97.7%

Consumer Discretionary—10.2%

Auto Components—0.5%

Delphi Automotive plc	90,390	$5,658,414

Hotels, Restaurants & Leisure—1.9%

McDonald’s Corp.	199,940	24,060,780

Internet & Catalog Retail—0.9%

Amazon.com, Inc.[1]	15,080	10,791,550

Media—3.3%

Comcast Corp., Cl. A	616,315	40,177,575

Specialty Retail—3.6%

AutoZone, Inc.[1]	18,340	14,559,025

CarMax, Inc.[1]	78,630	3,855,229

Home Depot, Inc. (The)	204,497	26,112,222

		44,526,476

Consumer Staples—11.7%

Beverages—2.7%

PepsiCo, Inc.	318,190	33,709,049

Food Products—5.9%

Kraft Heinz Co. (The)	397,920	35,207,961

Mondelez International, Inc., Cl. A	821,400	37,381,914

		72,589,875

Tobacco—3.1%

Philip Morris International, Inc.	370,489	37,686,141

Energy—6.6%

Oil, Gas & Consumable Fuels—6.6%

Chevron Corp.	315,126	33,034,659

HollyFrontier Corp.	240,550	5,717,874

Magellan Midstream Partners LP2	182,800	13,892,800

Noble Energy, Inc.	309,635	11,106,607

Suncor Energy, Inc.	606,140	16,808,262

		80,560,202

Financials—17.9%

Capital Markets—1.4%

Bank of New York Mellon Corp. (The)	438,310	17,028,344

Commercial Banks—4.2%

Citigroup, Inc.	694,478	29,438,923

M&T Bank Corp.	93,060	11,002,484

SunTrust Banks, Inc.	266,830	10,961,376

		51,402,783

Consumer Finance—1.2%

Discover Financial Services	270,043	14,471,604

Diversified Financial Services—7.1%

Berkshire Hathaway, Inc., Cl. B1	238,610	34,548,342

CME Group, Inc., Cl. A	389,800	37,966,520

S&P Global, Inc.	145,751	15,633,252

		88,148,114

Insurance—2.2%

Marsh & McLennan Cos., Inc.	195,740	13,400,360

Progressive Corp. (The)	424,690	14,227,115

		27,627,475

Real Estate Investment Trusts (REITs)—1.8%

Simon Property Group, Inc.	101,740	22,067,406

Health Care—14.9%

Health Care Equipment & Supplies—1.2%

Boston Scientific Corp.[1]	637,730	14,903,750

Health Care Providers & Services—5.1%

Express Scripts Holding Co.[1]	361,397	27,393,893

McKesson Corp.	64,280	11,997,862

UnitedHealth Group, Inc.	165,940	23,430,728

		62,822,483

	Shares	Value

Health Care Technology—0.7%

Cerner Corp.[1]	154,190	$9,035,534

Life Sciences Tools & Services—0.5%

Agilent Technologies, Inc.	133,610	5,926,940

Pharmaceuticals—7.4%

Bristol-Myers Squibb Co.	351,000	25,816,050

Johnson & Johnson	295,460	35,839,298

Merck & Co., Inc.	352,330	20,297,731

Mylan NV1	196,970	8,516,983

		90,470,062

Industrials—12.8%

Aerospace & Defense—2.1%

Lockheed Martin Corp.	54,900	13,624,533

United Technologies Corp.	113,820	11,672,241

		25,296,774

Commercial Services & Supplies—2.5%

Republic Services, Inc., Cl. A	105,210	5,398,325

Tyco International plc	361,445	15,397,557

Waste Connections, Inc.	137,725	9,923,086

		30,718,968

Industrial Conglomerates—4.3%

General Electric Co.	1,686,330	53,085,668

Machinery—0.8%

Deere & Co.	119,740	9,703,730

Professional Services—1.4%

Nielsen Holdings plc	333,990	17,357,460

Road & Rail—1.7%

Canadian National Railway Co.	167,680	9,903,181

Canadian Pacific Railway Ltd.	90,340	11,634,889

		21,538,070

Information Technology—16.2%

Internet Software & Services—6.2%

Alphabet, Inc., Cl. C1	81,467	56,383,311

Facebook, Inc., Cl. A1	172,480	19,711,014

		76,094,325

IT Services—4.1%

Amdocs Ltd.	371,470	21,441,248

PayPal Holdings, Inc.[1]	487,270	17,790,228

Xerox Corp.	1,108,267	10,517,454

		49,748,930

Semiconductors & Semiconductor Equipment—0.7%

Applied Materials, Inc.	368,640	8,836,301

Technology Hardware, Storage & Peripherals—5.2%

Apple, Inc.	601,566	57,509,710

Western Digital Corp.	139,840	6,608,838

		64,118,548

Materials—2.1%

Chemicals—1.2%

EI du Pont de Nemours & Co.	75,620	4,900,176

PPG Industries, Inc.	90,650	9,441,197

		14,341,373

Construction Materials—0.9%

Vulcan Materials Co.	93,880	11,299,397

Telecommunication Services—2.4%

Diversified Telecommunication Services—2.4%

Verizon Communications, Inc.	528,310	29,500,830

Utilities—2.9%

Electric Utilities—2.3%

OGE Energy Corp.	147,720	4,837,830

PG&E Corp.	363,820	23,255,374

		28,093,204

7        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Gas Utilities—0.6%

AmeriGas Partners LP2	174,735	$8,160,125

Total Common Stocks (Cost $896,229,405)		1,201,558,260

Investment Company—1.5%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[3,4] (Cost $18,491,966)	18,491,966	18,491,966

Total Investments, at Value (Cost $914,721,371)	99.2%	1,220,050,226

Net Other Assets (Liabilities)	0.8	10,196,272

Net Assets	100.0%	$1,230,246,498

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	18,174,708	123,249,783	122,932,525	18,491,966

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$18,491,966	$52,690

See accompanying Notes to Financial Statements.

8        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $896,229,405)	$1,201,558,260
Affiliated companies (cost $18,491,966)	18,491,966

1,220,050,226

Cash	750,303

Receivables and other assets:
Investments sold	10,447,560
Dividends	2,192,090
Shares of beneficial interest sold	422,721
Other	92,741

Total assets	1,233,955,641

Liabilities
Payables and other liabilities:
Investments purchased	1,789,576
Shares of beneficial interest redeemed	1,647,983
Distribution and service plan fees	145,059
Trustees’ compensation	81,524
Shareholder communications	26,119
Other	18,882

Total liabilities	3,709,143

Net Assets	$1,230,246,498

Composition of Net Assets
Par value of shares of beneficial interest	$46,429

Additional paid-in capital	920,790,744

Accumulated net investment income	5,796,952

Accumulated net realized loss on investments and foreign currency transactions	(1,704,934)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	305,317,307

Net Assets	$1,230,246,498

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $516,813,515 and 19,405,755 shares of beneficial interest outstanding)	$26.63

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $713,432,983 and 27,023,127 shares of beneficial interest outstanding)	$26.40

See accompanying Notes to Financial Statements.

9        OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $65,655)	$11,427,305
Affiliated companies	52,690

Interest	18

Total investment income	11,480,013

Expenses
Management fees	3,932,931

Distribution and service plan fees - Service shares	849,144

Transfer and shareholder servicing agent fees:
Non-Service shares	248,758
Service shares	340,168

Shareholder communications:
Non-Service shares	25,206
Service shares	34,452

Trustees’ compensation	25,297

Borrowing fees	10,661

Custodian fees and expenses	3,823

Other	40,161

Total expenses	5,510,601
Less reduction to custodian expenses	(249)
Less waivers and reimbursements of expenses	(11,522)

Net expenses	5,498,830

Net Investment Income	5,981,183

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	2,535,631
Foreign currency transactions	9,147

Net realized gain	2,544,778

Net change in unrealized appreciation/depreciation on:
Investments	41,555,530
Translation of assets and liabilities denominated in foreign currencies	1,505,297

Net change in unrealized appreciation/depreciation	43,060,827

Net Increase in Net Assets Resulting from Operations	$51,586,788

See accompanying Notes to Financial Statements.

10        OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$5,981,183	$11,743,405

Net realized gain	2,544,778	162,442,794

Net change in unrealized appreciation/depreciation	43,060,827	(133,007,686)

Net increase in net assets resulting from operations	51,586,788	41,178,513

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,704,268)	(5,010,080)
Service shares	(6,065,396)	(4,935,637)

	(11,769,664)	(9,945,717)

Distributions from net realized gain:
Non-Service shares	(60,632,296)	(81,805,950)
Service shares	(84,601,632)	(115,456,402)

	(145,233,928)	(197,262,352)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	42,281,521	27,294,558
Service shares	59,597,554	6,563,579

	101,879,075	33,858,137

Net Assets
Total decrease	(3,537,729)	(132,171,419)

Beginning of period	1,233,784,227	1,365,955,646

End of period (including accumulated net investment income of $5,796,952 and $11,585,433, respectively)	$1,230,246,498	$1,233,784,227

See accompanying Notes to Financial Statements.

11        OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$29.24	$33.61	$31.24	$23.97	$20.71	$20.88

Income (loss) from investment operations:
Net investment income[2]	0.17	0.33	0.28	0.24	0.26	0.16
Net realized and unrealized gain (loss)	1.14	0.80	3.01	7.33	3.22	(0.16)

Total from investment operations	1.31	1.13	3.29	7.57	3.48	0.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.32)	(0.27)	(0.30)	(0.22)	(0.17)
Distributions from net realized gain	(3.58)	(5.18)	(0.65)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.92)	(5.50)	(0.92)	(0.30)	(0.22)	(0.17)

Net asset value, end of period	$26.63	$29.24	$33.61	$31.24	$23.97	$20.71

Total Return, at Net Asset Value[3]	4.62%	3.33%	10.70%	31.77%	16.87%	(0.01)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$516,813	$518,456	$559,933	$561,016	$481,089	$392,861

Average net assets (in thousands)	$500,039	$541,020	$554,449	$517,750	$466,231	$426,354

Ratios to average net assets:[4]
Net investment income	1.16%	1.05%	0.86%	0.87%	1.12%	0.79%
Expenses excluding specific expenses listed below	0.79%	0.78%	0.77%	0.78%	0.78%	0.78%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.79%	0.78%	0.77%	0.78%	0.78%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.78%	0.77%	0.78%	0.78%	0.78%

Portfolio turnover rate	16%	44%	43%	49%	37%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	0.79%
Year Ended December 31, 2015	0.78%
Year Ended December 31, 2014	0.77%
Year Ended December 31, 2013	0.78%
Year Ended December 31, 2012	0.78%
Year Ended December 30, 2011	0.78%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER MAIN STREET FUND/VA

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$28.98	$33.33	$30.99	$23.78	$20.53	$20.71

Income (loss) from investment operations:
Net investment income[2]	0.13	0.25	0.19	0.17	0.20	0.11
Net realized and unrealized gain (loss)	1.13	0.80	2.99	7.27	3.20	(0.17)

Total from investment operations	1.26	1.05	3.18	7.44	3.40	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.22)	(0.19)	(0.23)	(0.15)	(0.12)
Distributions from net realized gain	(3.58)	(5.18)	(0.65)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(3.84)	(5.40)	(0.84)	(0.23)	(0.15)	(0.12)

Net asset value, end of period	$26.40	$28.98	$33.33	$30.99	$23.78	$20.53

Total Return, at Net Asset Value[3]	4.49%	3.11%	10.40%	31.44%	16.61%	(0.32)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$713,433	$715,328	$806,023	$915,027	$869,372	$1,003,184

Average net assets (in thousands)	$683,770	$757,218	$856,467	$895,073	$913,871	$1,094,254

Ratios to average net assets:[4]
Net investment income	0.91%	0.80%	0.61%	0.62%	0.85%	0.54%
Expenses excluding specific expenses listed below	1.04%	1.03%	1.02%	1.04%	1.03%	1.03%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.04%	1.03%	1.02%	1.04%	1.03%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.03%	1.02%	1.04%	1.03%	1.03%

Portfolio turnover rate	16%	44%	43%	49%	37%	38%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.04%
Year Ended December 31, 2015	1.03%
Year Ended December 31, 2014	1.02%
Year Ended December 31, 2013	1.04%
Year Ended December 31, 2012	1.03%
Year Ended December 30, 2011	1.03%

See accompanying Notes to Financial Statements.

13        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian

14        OPPENHEIMER MAIN STREET FUND/VA

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2015, the Fund utilized $2,513,988 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$2,513,988

At period end, it is estimated that the Fund will not have any capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $2,513,988 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$916,603,718

Gross unrealized appreciation	$315,205,760
Gross unrealized depreciation	(11,759,252)

Net unrealized appreciation	$303,446,508

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

15        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

16        OPPENHEIMER MAIN STREET FUND/VA

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$125,214,795	$—	$—	$125,214,795
Consumer Staples	143,985,065	—	—	143,985,065
Energy	80,560,202	—	—	80,560,202
Financials	220,745,726	—	—	220,745,726
Health Care	183,158,769	—	—	183,158,769
Industrials	157,700,670	—	—	157,700,670
Information Technology	198,798,104	—	—	198,798,104
Materials	25,640,770	—	—	25,640,770
Telecommunication Services	29,500,830	—	—	29,500,830
Utilities	36,253,329	—	—	36,253,329
Investment Company	18,491,966	—	—	18,491,966

Total Assets	$1,220,050,226	$—	$—	$1,220,050,226

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts

17        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	447,391	$12,940,603	517,352	$15,973,699
Dividends and/or distributions reinvested	2,522,303	66,336,564	2,966,041	86,816,030
Redeemed	(1,294,344)	(36,995,646)	(2,414,970)	(75,495,171)

Net increase	1,675,350	$42,281,521	1,068,423	$27,294,558

Service Shares
Sold	1,870,495	$53,998,889	1,895,395	$56,747,875
Dividends and/or distributions reinvested	3,477,830	90,667,028	4,144,304	120,392,039
Redeemed	(3,009,656)	(85,068,363)	(5,534,911)	(170,576,335)

Net increase	2,338,669	$59,597,554	504,788	$6,563,579

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$ 186,703,607	$ 235,380,289

18        OPPENHEIMER MAIN STREET FUND/VA

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

The Fund’s effective management fee for the reporting period was 0.67% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $11,522 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

19        OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

20        OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21        OPPENHEIMER MAIN STREET FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay	Net Income	Net Profit	Other
	Date		from Sale	Capital
				Sources
Oppenheimer Main Street Fund/VA	6/21/16	9.0%	57.1%	33.9%

22        OPPENHEIMER MAIN STREET FUND/VA

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23        OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, President and Principal Executive Officer
Manind Govil, Vice President
Benjamin Ram, Vice President
Paul Larson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2016
Oppenheimer
Main Street Small Cap Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/16

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	5/1/98	2.90%	-6.40%	10.38%	6.92%
Service Shares	7/16/01	2.76	-6.65	10.11	6.65
Russell 2000 Index		2.22	-6.73	8.35	6.20

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns include changes in share price and reinvested distributions but should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

MB Financial, Inc.	2.2%
Pinnacle Foods, Inc.	2.1
FirstMerit Corp.	2.0
Prestige Brands Holdings, Inc.	1.9
Burlington Stores, Inc.	1.9
Kaiser Aluminum Corp.	1.8
BankUnited, Inc.	1.8
ALLETE, Inc.	1.8
WellCare Health Plans, Inc.	1.8
CACI International, Inc., Cl. A	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of common stocks.

2      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned 2.90% during the reporting period. In comparison, the Fund outperformed the Russell 2000 Index (the “Index”), which returned 2.22%. The Fund’s outperformance relative to the Index stemmed largely from stronger relative stock selection in the health care, utilities and consumer discretionary sectors. Within these sectors, an underweight position in health care and a slight overweight position in utilities relative to the Index, also benefited the Fund. The Fund underperformed the Index in the information technology, materials and industrials sectors, as a result of weaker relative stock selection.

MARKET OVERVIEW

Markets remained turbulent during the reporting period. However, despite the volatility, the Index and the Fund experienced gains. The reporting period also saw a continued rotation away from growth stocks and into value stocks. This is a significant reversal from 2015 when growth stocks, in general, significantly outperformed. Another big trend has been demand for so called bond proxy stocks with above average dividend yields. This trend was magnified post Brexit as treasury yields, already at historic lows, were under further pressure and future rate hike expectations continued to be pushed farther out.

The reporting period saw the market driven by several important macroeconomic trends and events:

●	Uncertainty over when or if the Federal Reserve (the “Fed”) would raise interest rates, an especially important issue for financials.

●	Continued slow but steady recovery in domestic consumer employment and consumption.

●	Decelerating emerging markets growth, contributing to the weakness in export demand for commodities and other industrial products.

●	Competitive currency devaluations, including negative interest rates in a growing number of jurisdictions, thrusting the world economy into uncharted territory.

●	Impact of Brexit and the increased uncertainty for global markets as a result.

We strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that can out-perform no matter the environment, because we avoid making oversized macro factor bets.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (when valuations appear reasonable). To offset our agnostic position on the conditions, we seek to ensure we have some horses in the stable that will win no matter the weather. In short, it boils down to mostly stock selection.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included WellCare Health Plans, Inc., Burlington Stores, Inc. and DuPont Fabros Technology, Inc.

WellCare is a managed care company for government-sponsored healthcare coverage with a focus on Medicare and Medicaid programs. Investors reacted favorably when the company updated its longer term growth goals of doubling its revenue within five years and attaining an after tax margin of at least 2%. WellCare also has a strong cash position and this, combined with a new credit facility, has increased deployable cash for potential acquisitions and accelerating growth. (If two big proposed mergers—Aetna/Humana and Anthem/Cigna—eventually occur, divestitures would be likely, resulting in possible acquisition opportunities for WellCare.) Additionally, the Center for Medicare and Medicaid (CMS) announced its preliminary 2017 rates which should bode well for the company’s Medicare Advantage business. This continues to be our largest holding in Health Care as our confidence in the company’s margin recovery is strengthened by both CMS’ rate outlook as well as expected growth in both Medicare and Medicaid spending.

Burlington owns and operates branded apparel retail stores throughout the U.S. and Puerto Rico. During the fourth quarter of 2015, both weather and secular issues negatively impacted apparel retailers and department stores—pushing earnings down by 10%-15% for many. In contrast, Burlington executed extremely

3      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

well and grew earnings despite being in the early stages of a transition to an off-price retail model. Management’s success in a challenging environment led to rising investor confidence and boosted the stock higher.

Data center REIT DuPont Fabros Technology (“DFT”) reported solid fourth quarter operating and leasing results in February. Then in March, the company announced a land purchase to enter a new market in Portland, plus an equity offering to fund development of additional space in several markets pursuant to large new lease commitments. Altogether, DFT is showing solid execution against the rather straightforward “wholesale” business strategy laid out at its fall 2015 Investor Day, whereby the company would continue to pursue large-scale deployments with cloud service providers who need highly efficient, scalable space in key markets such as Northern Virginia, where DFT is a major player.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Korn/Ferry International, Ultragenyx Pharmaceutical, Inc. and Imperva, Inc.

Executive recruiter and talent management firm Korn/Ferry’s stock retrenched in the first half of 2016 after several years of solid price appreciation. Fiscal third quarter earnings results came in as expected, but forward revenue guidance was lower than anticipated largely due to currency headwinds. Guidance was lowered further in June on the fiscal year-end report. The company has increased its foreign sales exposure due to the major Hay Group acquisition completed in late 2015. Integration efforts and expected cost synergies remain on track, and in fact are coming in slightly ahead of initial expectations. We maintain our position, as Korn/Ferry is executing solidly in all of its key businesses despite external challenges, and the stock is very attractively valued.

Ultragenyx is a development stage biopharmaceutical company focused on products to treat rare and ultra-rare diseases with an initial focus on debilitating metabolic genetic diseases. The stock was down with the biotech selloff of the first quarter of 2016. At period end, we remain positive on the company.

Imperva develops protection software and services for databases and business applications. Excellent quarterly results were overshadowed by a conservative outlook relative to lofty expectations, especially on bottom line earnings per share (EPS). The market opportunity continues to look robust and Imperva is investing heavily to capitalize on this, but with the market shifting its focus slightly towards bottom line profitability rather than top-line growth, the company was caught out of touch with sentiment and was punished as a result. We continue to like the company fundamentally and expect the market to eventually refocus on these types of high growth stocks.

STRATEGY & OUTLOOK

While bottom-up company research and stock selection continue to be central to our process and strategy, we do have some observations about the current environment. First, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment and inflation data while home prices and innovation also continue to help drive the economy higher. However, rhetoric around Brexit and U.S. elections could cause global contagion by slowing global trade.

Another risk inherent to this market is the misallocation of capital, fueled by an environment of ongoing relatively low interest rates and possibly leading to “bubble-like” valuations for some companies. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with competitive advantages and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach has the potential to generate superior long-term performance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Non-Service shares	$1,000.00	$1,029.00	$4.04
Service shares	1,000.00	1,027.60	5.31

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.89	4.03
Service shares	1,000.00	1,019.64	5.29

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value

Common Stocks—97.4%

Consumer Discretionary—10.7%

Auto Components—0.9%

Visteon Corp.	135,320	$8,905,409

Hotels, Restaurants & Leisure—4.4%

International Speedway Corp., Cl. A	231,287	7,736,550

Popeyes Louisiana Kitchen, Inc.[1]	190,290	10,397,446

Sonic Corp.	506,150	13,691,357

Texas Roadhouse, Inc., Cl. A	250,240	11,410,944

		43,236,297

Media—1.0%

Madison Square Garden Co. (The),
Cl. A1	43,730	7,543,863

MDC Partners, Inc., Cl. A	123,290	2,254,974

		9,798,837

Specialty Retail—4.4%

Burlington Stores, Inc.[1]	276,130	18,420,632

Group 1 Automotive, Inc.	177,740	8,773,247

Rent-A-Center, Inc.	511,390	6,279,869

Sally Beauty Holdings, Inc.[1]	347,610	10,223,210

		43,696,958

Consumer Staples—3.7%

Food Products—2.1%

Pinnacle Foods, Inc.	436,570	20,208,825

Tobacco—1.6%

Universal Corp.	273,830	15,810,944

Energy—3.0%

Energy Equipment & Services—0.4%

RigNet, Inc.[1]	272,830	3,653,194

Oil, Gas & Consumable Fuels—2.6%

Cone Midstream Partners LP2	531,353	9,213,661

Renewable Energy Group, Inc.[1]	1,003,453	8,860,490

Western Refining, Inc.	365,288	7,535,892

		25,610,043

Financials—22.6%

Capital Markets—1.3%

Evercore Partners, Inc., Cl. A	142,683	6,305,162

Stifel Financial Corp.[1]	192,430	6,051,923

		12,357,085

Commercial Banks—9.4%

BancorpSouth, Inc.	473,590	10,745,757

BankUnited, Inc.	581,475	17,862,912

FirstMerit Corp.	971,036	19,682,900

MB Financial, Inc.	584,150	21,192,962

Talmer Bancorp, Inc., Cl. A	331,660	6,357,922

Webster Financial Corp.	485,780	16,492,231

		92,334,684

Insurance—3.2%

Endurance Specialty Holdings Ltd.	184,240	12,373,558

James River Group Holdings Ltd.	308,630	10,481,075

Old Republic International Corp.	464,700	8,964,063

		31,818,696

Real Estate Investment Trusts (REITs)—7.7%

Brandywine Realty Trust	892,620	14,996,016

Chatham Lodging Trust	460,016	10,111,152

DiamondRock Hospitality Co.	1,113,860	10,058,156

DuPont Fabros Technology, Inc.	244,890	11,642,070

Four Corners Property Trust, Inc.	623,440	12,836,630

National Storage Affiliates Trust	537,826	11,197,537

Seritage Growth Properties	97,220	4,845,445

		75,687,006

Thrifts & Mortgage Finance—1.0%

Oritani Financial Corp.	606,050	9,690,740

	Shares	Value

Health Care—12.1%

Biotechnology—1.6%

ACADIA Pharmaceuticals, Inc.[1]	149,620	$4,856,665

Axovant Sciences Ltd.[1]	145,080	1,862,827

Sage Therapeutics, Inc.[1]	77,560	2,336,883

Santhera Pharmaceutical Holding AG1	35,357	2,787,305

Ultragenyx Pharmaceutical, Inc.[1]	75,310	3,683,412

		15,527,092

Health Care Equipment & Supplies—1.8%

NxStage Medical, Inc.[1]	408,730	8,861,266

Spectranetics Corp. (The)[1]	468,890	8,772,932

		17,634,198

Health Care Providers & Services—4.8%

Acadia Healthcare Co., Inc.[1]	128,140	7,098,956

Addus HomeCare Corp.[1]	104,880	1,828,058

Diplomat Pharmacy, Inc.[1]	204,060	7,142,100

HealthSouth Corp.	352,690	13,691,426

WellCare Health Plans, Inc.[1]	162,681	17,452,418

		47,212,958

Life Sciences Tools & Services—0.9%

VWR Corp.[1]	311,050	8,989,345

Pharmaceuticals—3.0%

Akorn, Inc.[1]	135,430	3,857,724

Impax Laboratories, Inc.[1]	123,700	3,565,034

Prestige Brands Holdings, Inc.[1]	344,876	19,106,130

TherapeuticsMD, Inc.[1]	298,130	2,534,105

		29,062,993

Industrials—17.4%

Aerospace & Defense—2.1%

AAR Corp.	290,075	6,770,350

Curtiss-Wright Corp.	106,520	8,974,310

Hexcel Corp.	122,120	5,085,077

		20,829,737

Airlines—1.0%

Spirit Airlines, Inc.[1]	222,460	9,981,780

Building Products—1.2%

Masonite International Corp.[1]	184,020	12,171,083

Commercial Services & Supplies—5.9%

ABM Industries, Inc.	363,300	13,253,184

ACCO Brands Corp.[1]	1,096,117	11,322,889

KAR Auction Services, Inc.	373,020	15,569,855

Matthews International Corp., Cl. A	174,540	9,711,405

Pitney Bowes, Inc.	470,280	8,370,984

		58,228,317

Construction & Engineering—1.9%

AECOM[1]	295,323	9,382,412

Dycom Industries, Inc.[1]	99,610	8,940,993

		18,323,405

Electrical Equipment—0.9%

Generac Holdings, Inc.[1]	254,560	8,899,418

Professional Services—2.6%

Korn/Ferry International	641,701	13,283,211

On Assignment, Inc.[1]	346,990	12,821,280

		26,104,491

Road & Rail—1.1%

Genesee & Wyoming, Inc., Cl. A1	180,820	10,659,339

Transportation Infrastructure—0.7%

Wesco Aircraft Holdings, Inc.[1]	485,970	6,521,717

Information Technology—17.6%

Electronic Equipment, Instruments, & Components—1.6%

SYNNEX Corp.	171,540	16,265,423

6      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

	Shares	Value

Internet Software & Services—1.5%

j2 Global, Inc.	227,953	$14,399,791

IT Services—4.3%

Black Knight Financial Services, Inc.,
Cl. A1	322,812	12,137,731

Booz Allen Hamilton Holding Corp.,
Cl. A	454,140	13,460,710

CACI International, Inc., Cl. A1	185,960	16,812,644

		42,411,085

Semiconductors & Semiconductor Equipment—3.1%

Cavium, Inc.[1]	167,260	6,456,236

Cypress Semiconductor Corp.	772,481	8,149,675

MKS Instruments, Inc.	366,900	15,798,714

		30,404,625

Software—7.1%

FleetMatics Group plc[1]	242,020	10,486,727

Fortinet, Inc.[1]	244,031	7,708,939

Guidewire Software, Inc.[1]	162,150	10,014,384

Imperva, Inc.[1]	215,080	9,250,591

Paylocity Holding Corp.[1]	311,710	13,465,872

Proofpoint, Inc.[1]	184,930	11,667,234

Zynga, Inc., Cl. A1	3,016,960	7,512,230

		70,105,977

	Shares	Value

Materials—5.4%

Construction Materials—0.6%

Summit Materials, Inc., Cl. A1	302,944	$6,198,234

Metals & Mining—1.8%

Kaiser Aluminum Corp.	198,420	17,939,152

Paper & Forest Products—3.0%

Boise Cascade Co.[1]	519,070	11,912,657

PH Glatfelter Co.	661,740	12,943,634

Schweitzer-Mauduit International, Inc.	146,719	5,176,246

		30,032,537

Utilities—4.9%

Electric Utilities—3.5%

ALLETE, Inc.	270,830	17,503,743

Portland General Electric Co.	379,620	16,748,834

		34,252,577

Gas Utilities—1.4%

Suburban Propane Partners LP2	409,955	13,692,497

Total Common Stocks (Cost $799,230,639)		958,656,489

Investment Company—2.6%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[3,4] (Cost $25,488,890)	25,488,890	25,488,890

Total Investments, at Value (Cost
$824,719,529)	100.0%	984,145,379

Net Other Assets (Liabilities)	(0.0)	(262,276)

Net Assets	100.0%	$983,883,103

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	14,384,001	156,164,425	145,059,536	25,488,890

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$25,488,890	$49,302

See accompanying Notes to Financial Statements.

7      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $799,230,639)	$958,656,489
Affiliated companies (cost $25,488,890)	25,488,890

984,145,379

Cash	1,000,000

Receivables and other assets:
Dividends	1,306,984
Investments sold	976,217
Shares of beneficial interest sold	161,006
Other	49,248

Total assets	987,638,834

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	3,465,375
Distribution and service plan fees	176,894
Shareholder communications	57,633
Trustees’ compensation	40,381
Other	15,448

Total liabilities	3,755,731

Net Assets	$983,883,103

Composition of Net Assets
Par value of shares of beneficial interest	$47,370

Additional paid-in capital	826,333,568

Accumulated net investment income	3,081,682

Accumulated net realized loss on investments and foreign currency transactions	(5,005,367)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	159,425,850

Net Assets	$983,883,103

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $129,421,374 and 6,165,319 shares of beneficial interest outstanding)	$20.99

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $854,461,729 and 41,204,340 shares of beneficial interest outstanding)	$20.74

See accompanying Notes to Financial Statements.

8      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $4,654)	$7,945,470
Affiliated companies	49,302

Interest	7

Total investment income	7,994,779

Expenses
Management fees	3,267,345

Distribution and service plan fees - Service shares	1,029,875

Transfer and shareholder servicing agent fees:
Non-Service shares	62,416
Service shares	412,550

Shareholder communications:
Non-Service shares	7,565
Service shares	50,171

Trustees’ compensation	21,287

Borrowing fees	8,694

Custodian fees and expenses	2,646

Other	35,094

Total expenses	4,897,643
Less reduction to custodian expenses	(339)
Less waivers and reimbursements of expenses	(57,500)

Net expenses	4,839,804

Net Investment Income	3,154,975

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(3,504,370)
Foreign currency transactions	(881)

Net realized loss	(3,505,251)

Net change in unrealized appreciation/depreciation on:
Investments	27,504,662
Translation of assets and liabilities denominated in foreign currencies	746,383

Net change in unrealized appreciation/depreciation	28,251,045

Net Increase in Net Assets Resulting from Operations	$27,900,769

See accompanying Notes to Financial Statements.

9      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$3,154,975	$2,875,881

Net realized gain (loss)	(3,505,251)	41,953,892

Net change in unrealized appreciation/depreciation	28,251,045	(107,664,132)

Net increase (decrease) in net assets resulting from operations	27,900,769	(62,834,359)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(682,044)	(1,186,413)
Service shares	(2,155,681)	(5,919,665)

	(2,837,725)	(7,106,078)

Distributions from net realized gain:
Non-Service shares	(5,056,399)	(19,582,501)
Service shares	(33,184,812)	(137,100,829)

	(38,241,211)	(156,683,330)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	2,365,066	21,318,007
Service shares	8,873,464	86,089,174

	11,238,530	107,407,181

Net Assets
Total decrease	(1,939,637)	(119,216,586)

Beginning of period	985,822,740	1,105,039,326

End of period (including accumulated net investment income of $3,081,682 and $2,764,432, respectively)	$983,883,103	$985,822,740

See accompanying Notes to Financial Statements.

10      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$21.32	$26.56	$27.80	$20.14	$17.17	$17.66

Income (loss) from investment operations:
Net investment income[2]	0.09	0.12	0.26	0.16	0.21	0.10
Net realized and unrealized gain (loss)	0.53	(1.28)	2.74	8.01	2.87	(0.48)

Total from investment operations	0.62	(1.16)	3.00	8.17	3.08	(0.38)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.23)	(0.25)	(0.22)	(0.11)	(0.11)
Distributions from net realized gain	(0.84)	(3.85)	(3.99)	(0.29)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.95)	(4.08)	(4.24)	(0.51)	(0.11)	(0.11)

Net asset value, end of period	$20.99	$21.32	$26.56	$27.80	$20.14	$17.17

Total Return, at Net Asset Value[3]	2.90%	(5.90)%	11.93%	41.01%	17.99%	(2.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$129,421	$129,104	$136,402	$134,692	$87,267	$79,722

Average net assets (in thousands)	$125,494	$134,932	$133,864	$113,522	$83,790	$86,796

Ratios to average net assets:[4]
Net investment income	0.88%	0.49%	0.99%	0.67%	1.09%	0.58%
Expenses excluding specific expenses listed below	0.81%	0.80%	0.80%	0.81%	0.83%	0.83%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.81%	0.80%	0.80%	0.81%	0.83%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.79%	0.80%	0.80%	0.80%

Portfolio turnover rate	26%	43%	65%	60%	92%	108%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	0.81%
Year Ended December 31, 2015	0.80%
Year Ended December 31, 2014	0.80%
Year Ended December 31, 2013	0.81%
Year Ended December 31, 2012	0.83%
Year Ended December 30, 2011	0.83%

See accompanying Notes to Financial Statements.

11      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$21.05	$26.26	$27.53	$19.96	$17.02	$17.50

Income (loss) from investment operations:
Net investment income[2]	0.06	0.06	0.19	0.10	0.15	0.06
Net realized and unrealized gain (loss)	0.52	(1.25)	2.71	7.93	2.85	(0.47)

Total from investment operations	0.58	(1.19)	2.90	8.03	3.00	(0.41)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.17)	(0.18)	(0.17)	(0.06)	(0.07)
Distributions from net realized gain	(0.84)	(3.85)	(3.99)	(0.29)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.89)	(4.02)	(4.17)	(0.46)	(0.06)	(0.07)

Net asset value, end of period	$20.74	$21.05	$26.26	$27.53	$19.96	$17.02

Total Return, at Net Asset Value[3]	2.76%	(6.09)%	11.66%	40.62%	17.67%	(2.38)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$854,462	$856,719	$968,637	$990,168	$849,920	$790,752

Average net assets (in thousands)	$829,505	$927,514	$957,874	$935,083	$836,487	$823,201

Ratios to average net assets:[4]
Net investment income	0.63%	0.24%	0.75%	0.43%	0.82%	0.34%
Expenses excluding specific expenses listed below	1.06%	1.05%	1.05%	1.06%	1.08%	1.08%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.06%	1.05%	1.05%	1.06%	1.08%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.04%	1.05%	1.05%	1.05%

Portfolio turnover rate	26%	43%	65%	60%	92%	108%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.06%
Year Ended December 31, 2015	1.05%
Year Ended December 31, 2014	1.05%
Year Ended December 31, 2013	1.06%
Year Ended December 31, 2012	1.08%
Year Ended December 30, 2011	1.08%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian

13      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $3,505,251, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$826,852,443

Gross unrealized appreciation	$191,862,069
Gross unrealized depreciation	(34,569,133)

Net unrealized appreciation	$157,292,936

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued

14      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

3. Securities Valuation (Continued)

by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing

15      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$105,637,501	$—	$—	$105,637,501
Consumer Staples	36,019,769	—	—	36,019,769
Energy	29,263,237	—	—	29,263,237
Financials	221,888,211	—	—	221,888,211
Health Care	115,639,281	2,787,305	—	118,426,586
Industrials	171,719,287	—	—	171,719,287
Information Technology	173,586,901	—	—	173,586,901
Materials	54,169,923	—	—	54,169,923
Utilities	47,945,074	—	—	47,945,074
Investment Company	25,488,890	—	—	25,488,890

Total Assets	$981,358,074	$2,787,305	$—	$984,145,379

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the

16      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

4. Investments and Risks (Continued)

company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	624,284	$12,935,488	1,409,497	$33,342,939
Dividends and/or distributions reinvested	272,999	5,738,443	876,695	20,768,914
Redeemed	(786,171)	(16,308,865)	(1,368,306)	(32,793,846)

Net increase	111,112	$2,365,066	917,886	$21,318,007

Service Shares
Sold	2,150,091	$42,647,029	3,720,118	$87,937,386
Dividends and/or distributions reinvested	1,701,516	35,340,493	6,109,352	143,020,494
Redeemed	(3,353,609)	(69,114,058)	(6,013,134)	(144,868,706)

Net increase	497,998	$8,873,464	3,816,336	$86,089,174

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$244,498,691	$276,641,041

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

17      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s effective management fee for the reporting period was 0.69% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $6,333 and $40,447 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $10,720 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Risk Exposures and the Use of Derivative Instruments

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to

18      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

10. Pending Litigation (Continued)

dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

19      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Main Street Small Cap Fund®/VA	6/21/16	15.5%	47.9%	36.6%

21      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

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22      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

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23      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, President and Principal Executive Officer
Matthew P. Ziehl, Vice President
Raymond Anello, Vice President
Raman Vardharaj, Vice President
Joy Budzinski, Vice President
Kristin Ketner, Vice President
Magnus Krantz, Vice President
Adam Weiner, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2016
Oppenheimer
Government Money Fund/VA*	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements
*Prior to April 29, 2016, the Fund was named Oppenheimer Money Fund/VA

PORTFOLIO MANAGERS: Christopher Proctor, CFA and Adam S. Wilde, CFA

Current Yield
For the 7-Day Period Ended 6/30/16
With Compounding	0.01%
Without Compounding	0.01%
For the 6-Month Period Ended 6/30/16
With Compounding	0.01%
Without Compounding	0.01%

Performance data quoted represents past performance, which does not guarantee future results.   Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified at any time, as indicated in the prospectus. There is no guarantee that the Fund will maintain a positive yield. The Fund’s performance should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s performance does not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

PORTFOLIO ALLOCATION
U.S. Government Agencies	57.0%
Repurchase Agreements	43.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of investments.

2      OPPENHEIMER GOVERNMENT MONEY FUND/VA

Fund Performance Discussion

While the Federal Reserve (the “Fed”) rate hike in December now seems to be a distant memory, rates in 2016 continued to inch higher with the month of May being the most favorable. For example, 1-month Libor at the end of May was at a level last witnessed in the first half of 2009. In June, 1-month Libor began the month on a steep decline, but with the Brexit vote, rebounded by month-end. U.S. Treasury yields on the other hand plummeted at the end of June, but remain in better shape versus this time last year.

MARKET OVERVIEW

The first half of 2016 was a volatile time for global equity markets. China’s slowing economy, falling crude oil prices, and the aggressive interest rate hike path indicated by the Fed in its December 2015 communication, contributed to a tumultuous environment. March saw a temporary relief rally as communication from the Fed turned more accommodative in light of this weak start to the year. Oil prices and commodities started to pick up, but continued to experience volatility through the close of the reporting period. However, unanswered questions, including how quickly the Fed would raise interest rates and whether Britain would decide to exit the E.U. on its June 23 vote, made for an uncertain period. The U.K. surprised the markets by ultimately deciding to exit the E.U. As a result, markets dropped sharply and remained volatile through the reporting period’s end.

On Fed rate hikes, Fed Chairwoman Janet Yellen and the Federal Open Market Committee (“FOMC”) released statements and minutes that indicated the pace of rate hikes would be slow. The Brexit only further strengthened that stance, and the assumption that central banks throughout the globe would continue to be accommodative.

FUND REVIEW

On April 29, 2016, we successfully converted Oppenheimer Money Fund/VA to Oppenheimer Government Money Fund/VA. As such, the Fund is now compliant with holding at least 99.5% of assets in cash, U.S. Government Securities, and/or repurchase agreements that are fully collateralized with Government Securities.

We continued to maintain the weighted average maturity (WAM) of the Fund below the industry average and maintained an above average liquidity profile to accommodate the cash flow of the Fund.

Given these conservative measures, the Fund continued to generate consistent and competitive levels of current income.

STRATEGY & OUTLOOK

The outlook for the Fund is to remain a conservative option with sizeable exposure to overnight government repurchase agreements and short term Agency Discount notes.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

3      OPPENHEIMER GOVERNMENT MONEY FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016

	$1,000.00	$1,000.10	$1.74

Hypothetical
(5% return before expenses)

	1,000.00	1,023.12	1.76

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). This annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 is as follows:

Expense Ratio

0.35%

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

U.S. Government Agencies—55.8%

Fannie Mae:
0.22%	8/1/16	8/1/16	$18,025,000	$18,021,585
0.235%	7/5/16	7/5/16	1,500,000	1,499,961
0.25%	8/5/16	8/5/16	10,000,000	9,997,570

Federal Agricultural Mortgage Corp., 0.20%	8/2/16	8/2/16	38,000,000	37,993,244

Federal Farm Credit Bank, 0.49%[1]	7/1/16	3/22/17	1,000,000	999,194

Federal Home Loan Bank:
0.126%	7/1/16	7/1/16	102,700,000	102,700,000
0.182%	7/21/16	7/21/16	45,300,000	45,295,432
0.215%	7/6/16	7/6/16	63,650,000	63,648,100
0.22%	7/7/16	7/7/16	23,190,000	23,189,148
0.233%	7/8/16	7/8/16	10,750,000	10,749,513
0.235%	7/5/16	7/5/16	1,200,000	1,199,969
0.235%	7/11/16	7/11/16	2,900,000	2,899,811
0.244%	7/13/16	7/13/16	11,610,000	11,609,056
0.245%	7/18/16	7/18/16	3,300,000	3,299,618
0.26%	7/29/16	7/29/16	19,400,000	19,396,077
0.267%	7/27/16	7/27/16	89,000,000	88,982,862
0.298%	7/15/16	7/15/16	24,215,000	24,212,195
0.30%	7/25/16	7/25/16	50,000,000	49,990,000
0.305%	8/5/16	8/5/16	1,000,000	999,704
0.305%	7/20/16	7/20/16	41,300,000	41,293,350
0.32%	7/22/16	7/22/16	8,400,000	8,398,432
0.39%	9/13/16	9/13/16	9,700,000	9,692,224
0.40%	9/21/16	9/21/16	4,200,000	4,196,173

Freddie Mac:
0.21%	7/12/16	7/12/16	5,000,000	4,999,679
0.23%	7/25/16	7/25/16	12,693,000	12,691,054
0.501%	10/3/16	10/3/16	1,000,000	998,694

Tennessee Valley Authority:
0.25%	7/19/16	7/19/16	34,000,000	33,995,750
0.254%	7/5/16	7/5/16	29,000,000	28,999,182

Total U.S. Government Agencies (Cost $661,947,577)				661,947,577

Short-Term Investments—42.2%

Repurchase Agreements[2] (Cost $500,000,000)			500,000,000	500,000,000

Total Investments, at Value (Cost $1,161,947,577)			98.0%	1,161,947,577

Net Other Assets (Liabilities)			2.0	23,521,093

Net Assets			100.0%	$1,185,468,670

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Repurchase agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

South Street Securities LLC	0.50%	6/30/16	7/1/16	$400,000,000	U.S. Treasury Nts., 1.25%, 11/30/18 and U.S. Government Agency Mortgages, 1.03%-5.20%, 9/1/16-5/1/46	$(408,005,689)	$ 400,000,000	$ 400,005,556

Toronto Dominion Bank	0.40	6/30/16	7/1/16	100,000,000	U.S. Treasury Nts., 2.125%, 9/30/21; U.S. Treasury Bills, 0%, 7/7/16; U.S. Government Agency Mortgages, 3.50%-4%, 5/20/45-11/20/45	(102,001,134)	100,000,000	100,001,111

						$(510,006,823)	$500,000,000	$500,006,667

1. Includes accrued interest.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the reporting period by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund at period end. Transactions during the period in which the issuer was an affiliate are as follows:

5      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	131,359,385	126,653,654	258,013,039	—

				Income

Oppenheimer Institutional Money Market Fund, Cl. E				$190,049

See accompanying Notes to Financial Statements.

6      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments-unaffiliated companies (cost $1,161,947,577)	$1,161,947,577

Cash	11,266,280

Receivables and other assets:
Shares of beneficial interest sold	23,319,849
Interest	6,789
Other	191,466

Total assets	1,196,731,961

Liabilities
Payables and other liabilities:
Investments purchased	11,113,796
Shares of beneficial interest redeemed	105,774
Trustees’ compensation	28,341
Dividends	3,199
Other	12,181

Total liabilities	11,263,291

Net Assets	$1,185,468,670

Composition of Net Assets
Par value of shares of beneficial interest	$1,185,441

Additional paid-in capital	1,184,262,535

Accumulated net investment income	20,909

Accumulated net realized loss on investments	(215)

Net Assets – applicable to 1,185,441,278 shares of beneficial interest outstanding	$1,185,468,670

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

See accompanying Notes to Financial Statements.

7      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Interest	$3,970,730

Dividends from affiliated companies	190,049

Total investment income	4,160,779

Expenses
Management fees	4,686,024

Transfer and shareholder servicing agent fees	1,151,532

Shareholder communications	14,064

Trustees’ compensation	51,128

Custodian fees and expenses	7,594

Other	137,537

Total expenses	6,047,879
Less reduction to custodian expenses	(6,134)
Less waivers and reimbursements of expenses	(1,995,916)

Net expenses	4,045,829

Net Investment Income	114,950

Net realized loss	(215)

Net Increase in Net Assets Resulting from Operations	$114,735

See accompanying Notes to Financial Statements.

8      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$114,950	$114,454

Net realized gain (loss)	(215)	22,016

Net increase in net assets resulting from operations	114,735	136,470

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(119,696)	(119,146)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions	(1,463,162,418)	2,133,322,061

Net Assets
Total increase (decrease)	(1,463,167,379)	2,133,339,385

Beginning of period	2,648,636,049	515,296,664

End of period (including accumulated net investment income of $20,909 and $25,655, respectively)	$1,185,468,670	$2,648,636,049

See accompanying Notes to Financial Statements.

9      OPPENHEIMER GOVERNMENT MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Net realized gain (loss)	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Total from investment operations	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]	(0.00)[3]

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[4]	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,185,469	$2,648,636	$515,297	$177,026	$174,428	$163,973

Average net assets (in thousands)	$2,305,333	$1,144,581	$329,045	$178,263	$164,276	$156,127

Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total expenses[6]	0.53%	0.53%	0.57%	0.61%	0.62%	0.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.35%	0.19%	0.15%	0.22%	0.30%	0.29%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	0.53%
Year Ended December 31, 2015	0.53%
Year Ended December 31, 2014	0.57%

See accompanying Notes to Financial Statements.

10      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Government Money Fund/VA, formerly Oppenheimer Money Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Money Market Fund Reform. In accordance with the Reform Rules, adopted by the Securities and Exchange Commission (SEC) in July 2014, the Fund’s name changed from Oppenheimer Money Fund/VA to Oppenheimer Government Money Fund/VA on April 29, 2016. Additionally the Board of Trustees approved the adoption of a new non-fundamental investment policy requiring each Fund to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash and/or government securities.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the

11      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Agencies	$—	$661,947,577	$	—	$661,947,577
Short-Term Investments	—	500,000,000	$	—	500,000,000

Total Assets	$—	$1,161,947,577	$	—	$1,161,947,577

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to

12      OPPENHEIMER GOVERNMENT MONEY FUND/VA

4. Investments and Risks (Continued)

its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Sold	873,419,412	$873,419,412	3,416,245,044	$3,416,245,044
Dividends and/or distributions reinvested	119,696	119,696	112,387	112,387
Redeemed	(2,336,701,526)	(2,336,701,526)	(1,283,035,370)	(1,283,035,370)

Net increase (decrease)	(1,463,162,418)	$(1,463,162,418)	2,133,322,061	$2,133,322,061

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

The Fund’s effective management fee for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

13      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,635,020.

The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%. As a result of this limitation, the Manager waived $316,040 for the reporting period.

The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. At period end, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date

December 31, 2016	$486,156
December 31, 2017	1,378,598
December 31, 2018	3,773,037
December 31, 2019	1,951,060

The Manager has not recaptured any previously waived and/or reimbursed amounts during the reporting period.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $44,856 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Repurchase Agreements. In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

14      OPPENHEIMER GOVERNMENT MONEY FUND/VA

8. Borrowings and Other Financing (Continued)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Collateral (Received) / Pledged	Net Exposure(2)

Repurchase Agreement
South Street Securities LLC	$400,005,556	$(408,005,689)	$(8,000,133)
Toronto Dominion Bank	100,001,111	(102,001,134)	(2,000,023)

	$500,006,667

1. Includes accrued interest.

2. Net exposure represents the net receivable/payable that would be due from the counterparty in the event of default.

9. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

15      OPPENHEIMER GOVERNMENT MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

16      OPPENHEIMER GOVERNMENT MONEY FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Government Money Fund/VA	1/15/16	96.3%	0.0%	3.7%
Oppenheimer Government Money Fund/VA	2/19/16	95.8%	0.0%	4.2%
Oppenheimer Government Money Fund/VA	3/18/16	95.9%	0.1%	4.0%
Oppenheimer Government Money Fund/VA	4/15/16	95.9%	0.0%	4.1%
Oppenheimer Government Money Fund/VA	5/20/16	96.8%	0.0%	3.2%
Oppenheimer Government Money Fund/VA	6/17/16	95.9%	0.0%	4.1%

17      OPPENHEIMER GOVERNMENT MONEY FUND/VA

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18      OPPENHEIMER GOVERNMENT MONEY FUND/VA

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19      OPPENHEIMER GOVERNMENT MONEY FUND/VA

OPPENHEIMER GOVERNMENT MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, President and Principal Executive Officer
Christopher Proctor, Vice President
Adam S. Wilde, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2016
Oppenheimer	Semiannual Report
Global Strategic Income Fund/VA
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: Michael A. Mata, Krishna Memani and Hemant Baijal

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/16

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	5/3/93	4.38%	0.66%	2.74%	5.19%

Service Shares	3/19/01	4.17	0.36	2.45	4.92

Barclays U.S. Aggregate Bond Index		5.31	6.00	3.76	5.13

Citigroup World Government Bond Index		10.74	11.26	1.18	4.22

Citigroup Non-U.S. World Government Bond Index		13.50	13.85	0.31	3.97

J.P. Morgan Domestic High Yield Index		9.82	1.53	6.19	7.72

Reference Index		9.97	7.84	3.18	5.56

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, the Citigroup World Government Bond Index, the Citigroup Non-U.S. World Government Bond Index, the J.P. Morgan Domestic High Yield Index and the Fund’s Reference Index. The Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The Citigroup World Government Bond Index is an index of debt securities of major foreign government bond markets. The Citigroup Non-U.S. World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The J.P. Morgan Domestic High Yield Index is an unmanaged index of high yield fixed income securities issued by U.S. companies. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

2        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION

Corporate Bonds and Notes	46.4%

Investment Companies
Oppenheimer Institutional Money Market Fund	5.8
Oppenheimer Master Event-Linked Bond Fund, LLC	2.6
Oppenheimer Master Loan Fund, LLC	9.3
Oppenheimer Ultra-Short Duration Fund	2.2

Mortgage-Backed Obligations
Government Agency	7.3
Non-Agency	10.0

Asset-Backed Securities	6.6

Foreign Government Obligations	5.7

U.S. Government Obligations	1.7

Short-Term Note	1.4

Structured Securities	0.5

Corporate Loans	0.2

Common Stocks	0.2

Over-the-Counter Options Purchased	0.1

Rights, Warrants and Certificates	—*

Over-the-Counter Interest Rate Swaption Purchased	—*

* Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL

AAA	20.0%

AA	2.1

A	4.4

BBB	21.6

BB	20.2

B	12.7

CCC	2.1

CC	0.0

C	0.0

D	1.3

Unrated	15.6

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of June 30, 2016, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as S&P Global Ratings (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

3        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 4.38% during the reporting period. In comparison, the Fund underperformed the 9.97% return of its Reference Index (the “Index”), which currently is composed of the following broad-based securities indices: 40% Citigroup Non-U.S. World Government Bond Index, 30% J.P. Morgan Domestic High Yield Index, and 30% Barclays U.S. Aggregate Bond Index.

MARKET OVERVIEW

2016 started off with credit markets widening amid stock market weakness, as government bond yields fell. The 10-year U.S. Treasury began the year at just over 2.20% but had fallen below 2% by the end of January. The Federal Reserve’s (“Fed”) statement in late January suggested the central bank would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the Bank of Japan (“BoJ”) cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically toward all-time lows by mid-February. Through the first six weeks of the year, at the sector level, U.S. investment-grade industrial bonds were wider by about 40 basis points compared to Treasury yields, while bank bonds were particularly weak, widening by about 60 basis points. The 10-year U.S. Treasury briefly traded below 1.70%, close to the four-year low.

By mid-February, markets began to turn positive. The European Central Bank (“ECB”) hinted it would likely ease further, the BoJ’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

The second quarter of 2016 began with improving data momentum, payrolls and wages remained steady, and survey indicators such as the Institute for Supply Management (“ISM”) and consumer sentiment also improved. Chinese and emerging market growth looked to have stabilized or modestly strengthened. The market continued to price for one with the potential of two hikes by the Fed in 2016, as core consumer price inflation data remained stable at about 2.2% year-over-year, and headline inflation stabilized at about 1%.

The ECB continued to leave the Deposit Facility rate steady at -0.40% as markets began to price the risk of Brexit. Their corporate bond buying program began in early June. Still, credit spreads appeared to have largely priced in a referendum vote to remain in the EU and remained unchanged on the second quarter until a surprise vote to leave the EU caused spreads to widen. 10-year German yields continued to fall leading up to the UK referendum initially touching negative levels in mid-June. After the Brexit vote, 10-year German government bond yields fell into negative territory joining shorter maturity debt. The 10-year German bond yield fell about 30 basis points (“bps”) to -0.13% at period end.

BoJ policymakers maintained their purchase programs and maintained their negative policy rate. Japanese first quarter Gross Domestic Product (“GDP”) growth was better than expected with inflation continuing to be muted. This was little solace to local markets, where long maturity bonds continued to rally with yields on 10-year and 30-year Japanese Government Bonds (“JGBs”) lower. By the end of May, 30-year Japanese bond yields had fallen 20 bps to about 30 bps. After the Brexit vote and the global yield rally, 30-year JGBs traded close to zero, while 10-year fell to yield lows at -0.22 bps.

In Brazil, the lower house of Congress voted to impeach President Rousseff, which led to the Senate voting for impeachment in May. After the April vote, 10-year government bond yields plummeted by almost 2% to 12.25%. The change in regime was positive for risk assets as well as sovereign credit spreads. Brazilian sovereign 5-year credit default swaps (“CDS”) tightened significantly from 400 bps in early April down to 320 bps by period end.

The Reserve Bank of India cut interest rates in April, while the government announced economic reforms. In Mexico, the central bank raised interest rates right at the end of the period in order to prop up the peso.

The big surprise news came late in June with voters in the United Kingdom opting to drop out of the European Union. U.S. markets became extremely volatile for two days. However, risk assets sharply rebounded, while bond yields remain depressed on expectations of further central bank easing. The market priced out hikes until at least late 2017.

During the second quarter of 2016, commodity prices continued to climb with West Texas crude oil climbing over $50/barrel in early June, before ending just under $49/barrel which continued to help support some energy and metals & mining firm equities and credit spreads. High yield spreads overall tightened about 70 bps during the quarter, led by commodity-related sectors.

4        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

In U.S. fixed income, 10-year U.S. Treasury yields started the second quarter at about 1.75% and remained in a range from 1.65% to 1.95% for much of the quarter. However, after the Brexit vote in late June, Treasuries caught a flight to quality bid to finish the reporting period near 1.50% after touching 1.40% intraday, testing the all-time low yields.

Investment-grade credit spreads tightened strongly in April and remained range bound for May, sold off in June, particularly after the UK referendum, but still finished tighter on the quarter. Current coupon Agency Mortgage spreads were stable in April and May, but widened in June as additional supply and funding pressures hit the market.

FUND REVIEW

During the reporting period, the Fund’s underperformance versus the Index stemmed largely from its underweight position in foreign exchange, which performed positively when risk sentiment improved. High yield also was a negative relative contributor, particularly over the second half of the reporting period, as the Fund was underweight strong performing names in the energy and metal and mining sectors.

The most significant positive contributors versus the Index included allocations to leveraged loans and mortgage-backed securities (“MBS”).

STRATEGY & OUTLOOK

We think risk to global growth has diminished significantly. Emerging market growth momentum appears to have bottomed. While Chinese growth still remains a risk, the downside risks elsewhere have diminished. Overall we think the macro pictures will be rather bland, which suggests the search for yield among fixed income investors will likely continue.

We believe the Fed is unlikely to hike this year given their focus on global economic fragilities, and if they do, it will be late in the year and only once. Other central banks are likely to continue easing further. The Bank of England is poised to ease after expectations for UK growth was reduced following the Brexit vote. The ECB will likely remain on hold for now but with an easing bias, particularly with the ECB’s corporate bond buying program just beginning. The Bank of Japan and the government are likely to announce easier monetary and fiscal policies in the coming days.

Easy central bank monetary policy is likely to be a floor under risk markets. We also think oil will be less of a factor for many markets as long as it remains in a $40-60/barrel range.

In the U.S., we believe the credit cycle has peaked but continues to extend even as defaults continue to slowly rise. However, credit markets in the U.S. and elsewhere will likely continue to benefit from easy global central bank policy and the global search for yield.

In our opinion, U.S. fixed income assets will remain the beneficiary of foreign inflows. With about a third of developed market government bonds yielding below zero, the U.S. continues to look attractive.

We expect both U.S. Treasuries and corporate debt to perform well given the continued search for yield.

During the reporting period, we reduced the Fund’s exposure to Europe. Negative yields in some European government bond markets are not attractive in our view. However, European investment-grade corporate debt has the potential to perform well given positive yields and the ECB purchasing the debt.

We increased emerging market local rates and credit exposures. The Fed remaining on hold and easier central bank policies in many jurisdictions should help local rates markets. We also increased exposure to senior loans, which we see as offering value compared to other credit markets that have rallied significantly since their worst levels in February.

As of the end of the reporting period, the Fund’s largest allocation remained to high yield corporate bonds. Allocations to investment-grade mortgage backed securities, investment-grade corporate bonds and senior floating rate loans are the next largest sectors.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

5        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Non-Service shares	$1,000.00	$1,043.80	$3.77
Service shares	1,000.00	1,041.70	4.99

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.18	3.73
Service shares	1,000.00	1,019.99	4.93

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.74%
Service shares	0.98

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

6        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Principal Amount	Value

Asset-Backed Securities—6.9%

American Credit Acceptance Receivables Trust:
Series 2013-1, Cl. D, 4.94%, 6/15/20[1]	$1,520,000	$1,515,755
Series 2013-2, Cl. D, 5.92%, 8/17/20[1]	1,375,000	1,379,839
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	1,254,421	1,254,469
Series 2014-2, Cl. D, 4.96%, 5/10/21[1]	720,000	727,372
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	461,785	462,049
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]	205,000	205,394
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	665,000	668,933
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	525,000	534,448

American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	130,000	130,552
Series 2014-3, Cl. A, 1.49%, 4/15/20	165,000	166,309

AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]	470,000	470,896
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	360,000	362,375
Series 2012-4, Cl. D, 2.68%, 10/9/18	315,000	316,411
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	1,290,000	1,300,854
Series 2013-3, Cl. D, 3.00%, 7/8/19	440,000	444,743
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	455,000	463,516
Series 2013-4, Cl. D, 3.31%, 10/8/19	1,955,000	1,989,398
Series 2014-1, Cl. C, 2.15%, 3/9/20	655,000	659,129
Series 2014-1, Cl. E, 3.58%, 8/9/21	550,000	553,289
Series 2014-2, Cl. C, 2.18%, 6/8/20	990,000	995,111
Series 2014-2, Cl. E, 3.37%, 11/8/21	485,000	483,319
Series 2014-3, Cl. D, 3.13%, 10/8/20	1,395,000	1,421,108
Series 2014-4, Cl. D, 3.07%, 11/9/20	305,000	309,101

Cabela’s Credit Card Master Note Trust, Series 2016-1, Cl. A1, 1.78%, 6/15/22	870,000	870,036

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	275,000	275,789
Series 2013-4, Cl. D, 3.22%, 5/20/19	170,000	173,114
Series 2014-1, Cl. D, 3.39%, 7/22/19	685,000	701,298
Series 2014-3, Cl. D, 3.14%, 2/20/20	255,000	257,397
Series 2015-4, Cl. D, 3.62%, 5/20/21	470,000	478,888

Capital One Multi-Asset Execution Trust:
Series 2014-A2, Cl. A2, 1.26%, 1/15/20	965,000	968,191
Series 2014-A5, Cl. A5, 1.48%, 7/15/20	1,070,000	1,077,264

CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	94,198	94,521
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	2,181,128	2,172,582

CarMax Auto Owner Trust:
Series 2012-2, Cl. D, 3.02%, 12/17/18	1,615,000	1,616,150
Series 2014-2, Cl. D, 2.58%, 11/16/20	450,000	447,885
Series 2015-2, Cl. D, 3.04%, 11/15/21	175,000	176,187
Series 2015-3, Cl. D, 3.27%, 3/15/22	305,000	307,189
Series 2016-1, Cl. D, 3.11%, 8/15/22	465,000	465,385

Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	165,000	169,500
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	1,515,000	1,518,186
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	935,000	938,709

Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Cl. B, 1.78%, 6/17/19[1]	1,185,000	1,187,445
Series 2013-BA, Cl. C, 2.24%, 9/16/19[1]	1,065,000	1,073,048
Series 2014-AA, Cl. B, 1.76%, 8/15/19[1]	1,305,000	1,305,584
Series 2014-AA, Cl. C, 2.28%, 11/15/19[1]	1,430,000	1,427,382

CPS Auto Receivables Trust, Series 2014- C, Cl. A, 1.31%, 2/15/19[1]	158,926	158,764

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	34,001	33,972

Credit Acceptance Auto Loan Trust, Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	765,000	763,738

Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	1,470,000	1,479,568

Drive Auto Receivables Trust:
Series 2015-AA, Cl. B, 2.28%, 6/17/19[1]	955,000	957,488
Series 2015-AA, Cl. C, 3.06%, 5/17/21[1]	1,280,000	1,291,507
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	2,625,000	2,628,014
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	985,000	978,343

	Principal Amount	Value

Asset-Backed Securities (Continued)

Drive Auto Receivables Trust: (Continued)
Series 2015-CA, Cl. B, 2.23%, 9/16/19[1]	$1,240,000	$1,242,175
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	1,715,000	1,715,315
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	1,445,000	1,463,591
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	440,000	441,175

DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,078,207	1,087,721
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	2,693,924	2,722,982
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	1,065,000	1,078,416
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	3,535,000	3,570,902
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	2,425,000	2,460,630
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	305,000	305,112
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	3,020,000	3,027,273
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	625,000	625,352
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	2,530,000	2,566,865
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	625,000	627,789

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	278,536	270,365

Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	500,000	504,556
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	313,952	313,952
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	860,000	866,766
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	10,188	10,183
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	180,000	181,255

First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,085,000	1,073,092

Flagship Credit Auto Trust:
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	167,761	167,012
Series 2015-3, Cl. A, 2.38%, 10/15/20[1]	2,868,512	2,874,442

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	415,000	412,908

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	69,952	69,914

ICE EM CLO:
Series 2007-1A, Cl. B, 2.558%, 8/15/22[1,2]	7,870,000	7,534,533
Series 2007-1A, Cl. C, 3.858%, 8/15/22[1,2]	5,270,000	4,932,767
Series 2007-1A, Cl. D, 5.858%, 8/15/22[1,2]	4,730,018	4,167,401

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.753%, 10/25/19[1,2]	180,000	179,326

Santander Drive Auto Receivables Trust:
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	2,430,000	2,445,172
Series 2013-1, Cl. D, 2.27%, 1/15/19	5,325,000	5,343,514
Series 2013-4, Cl. D, 3.92%, 1/15/20	740,000	757,909
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	520,000	526,350
Series 2013-5, Cl. D, 2.73%, 10/15/19	1,200,000	1,214,733
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]	1,970,000	2,017,004
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	405,000	416,435
Series 2014-1, Cl. D, 2.91%, 4/15/20	800,000	811,635
Series 2014-2, Cl. C, 2.33%, 11/15/19	3,475,000	3,502,796
Series 2014-2, Cl. D, 2.76%, 2/18/20	1,120,000	1,137,197
Series 2014-4, Cl. C, 2.60%, 11/16/20	3,060,000	3,096,706
Series 2015-1, Cl. C, 2.57%, 4/15/21	870,000	879,807
Series 2015-1, Cl. D, 3.24%, 4/15/21	1,190,000	1,208,723
Series 2015-5, Cl. D, 3.65%, 12/15/21	915,000	944,713
Series 2016-2, Cl. D, 3.39%, 4/15/22	300,000	303,771

SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	69,565	69,618
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	905,000	893,431

TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	285,000	282,293

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	123,969	122,939

United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	385,000	378,152

7        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Asset-Backed Securities (Continued)

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	$1,095,000	$1,092,552
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	245,000	243,351
Series 2015-1A, Cl. C, 2.29%, 11/16/20[1]	2,720,000	2,716,597
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	365,000	364,760

Total Asset-Backed Securities (Cost $120,539,502)		120,071,422

Mortgage-Backed Obligations—18.1%

Government Agency—7.7%

FHLMC/FNMA/FHLB/Sponsored—6.7%

Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	357,720	398,558
5.50%, 9/1/39	455,558	508,562
6.00%, 5/1/18-11/1/21	83,406	93,772
6.50%, 3/1/18-8/1/32	385,896	443,201
7.00%, 10/1/31-10/1/37	85,074	99,439
7.50%, 1/1/32	298,756	365,679

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 7.007%, 2/1/28[3]	7,309	1,429
Series 205,Cl. IO, 12.483%, 9/1/29[3]	45,163	9,922
Series 243,Cl. 6, 0.02%, 12/15/32[3]	95,218	16,492

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22	314,718	348,082
Series 151,Cl. F, 9.00%, 5/15/21	4,857	5,326
Series 1674,Cl. Z, 6.75%, 2/15/24	166,560	184,206
Series 1897,Cl. K, 7.00%, 9/15/26	568,109	640,284
Series 2043,Cl. ZP, 6.50%, 4/15/28	219,405	245,713
Series 2106,Cl. FG, 0.892%, 12/15/28[2]	383,873	385,087
Series 2122,Cl. F, 0.892%, 2/15/29[2]	10,306	10,340
Series 2148,Cl. ZA, 6.00%, 4/15/29	223,690	256,911
Series 2195,Cl. LH, 6.50%, 10/15/29	150,567	173,387
Series 2326,Cl. ZP, 6.50%, 6/15/31	22,031	24,845
Series 2344,Cl. FP, 1.392%, 8/15/31[2]	96,145	98,690
Series 2368,Cl. PR, 6.50%, 10/15/31	72,010	81,210
Series 2412,Cl. GF, 1.392%, 2/15/32[2]	145,720	149,567
Series 2449,Cl. FL, 0.992%, 1/15/32[2]	116,025	117,645
Series 2451,Cl. FD, 1.442%, 3/15/32[2]	55,852	57,450
Series 2453,Cl. BD, 6.00%, 5/15/17	4,560	4,656
Series 2461,Cl. PZ, 6.50%, 6/15/32	261,215	311,489
Series 2464,Cl. FI, 1.442%, 2/15/32[2]	50,103	51,268
Series 2470,Cl. AF, 1.442%, 3/15/32[2]	95,828	98,571
Series 2470,Cl. LF, 1.442%, 2/15/32[2]	51,273	52,465
Series 2477,Cl. FZ, 0.992%, 6/15/31[2]	206,952	209,921
Series 2517,Cl. GF, 1.442%, 2/15/32[2]	44,579	45,616
Series 2635,Cl. AG, 3.50%, 5/15/32	66,235	70,310
Series 2668,Cl. AZ, 4.00%, 9/15/18	19,240	19,657
Series 2676,Cl. KY, 5.00%, 9/15/23	802,713	870,039
Series 2707,Cl. QE, 4.50%, 11/15/18	80,327	82,829
Series 2770,Cl. TW, 4.50%, 3/15/19	11,350	11,680
Series 3025,Cl. SJ, 23.129%, 8/15/35[2]	128,249	202,038
Series 3741,Cl. PA, 2.15%, 2/15/35	475,913	481,425
Series 3815,Cl. BD, 3.00%, 10/15/20	11,611	11,809
Series 3840,Cl. CA, 2.00%, 9/15/18	8,846	8,919
Series 3848,Cl. WL, 4.00%, 4/15/40	231,201	243,636
Series 3857,Cl. GL, 3.00%, 5/15/40	9,827	10,269
Series 3917,Cl. BA, 4.00%, 6/15/38	144,871	153,293
Series 4221,Cl. HJ, 1.50%, 7/15/23	289,046	291,954

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 45.034%, 7/17/28[3]	11,870	2,150
Series 2079,Cl. S, 0.00%, 7/17/28[3,4]	20,688	4,074
Series 2136,Cl. SG, 62.989%, 3/15/29[3]	542,984	121,574
Series 2399,Cl. SG, 52.773%, 12/15/26[3]	304,570	65,100
Series 2437,Cl. SB, 64.444%, 4/15/32[3]	978,492	254,881
Series 2526,Cl. SE, 26.012%, 6/15/29[3]	20,042	4,406
Series 2682,Cl. TQ, 99.999%, 10/15/33[3]	207,637	51,404
Series 2795,Cl. SH, 5.849%, 3/15/24[3]	424,324	51,999

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2920,Cl. S, 46.414%, 1/15/35[3]	$215,178	$41,301
Series 2922,Cl. SE, 5.456%, 2/15/35[3]	36,195	6,740
Series 2981,Cl. AS, 0.09%, 5/15/35[3]	346,172	70,566
Series 2981,Cl. BS, 99.999%, 5/15/35[3]	414,074	88,312
Series 3201,Cl. SG, 4.18%, 8/15/36[3]	179,751	40,200
Series 3397,Cl. GS, 12.435%, 12/15/37[3]	144,662	29,505
Series 3424,Cl. EI, 0.00%, 4/15/38[3,4]	60,841	7,547
Series 3450,Cl. BI, 8.629%, 5/15/38[3]	244,564	43,055
Series 3606,Cl. SN, 1.623%, 12/15/39[3]	72,519	14,701
Series 3659,Cl. IE, 0.00%, 3/15/19[3,4]	211,155	9,230
Series 3685,Cl. EI, 0.00%, 3/15/19[3,4]	119,730	3,902

Federal National Mortgage Assn.:
2.50%, 7/1/31[5]	18,655,000	19,302,096
3.00%, 7/1/31[5]	14,295,000	14,989,369
3.50%, 7/1/46[5]	37,080,000	39,120,847
4.00%, 7/1/46[5]	15,695,000	16,825,838
5.00%, 7/1/46[5]	5,190,000	5,765,765

Federal National Mortgage Assn. Pool:
5.00%, 2/1/18-7/1/33	880,470	939,422
5.50%, 4/1/21-5/1/36	243,230	273,100
6.00%, 10/1/16-1/1/19	15,739	15,943
6.50%, 4/1/17-1/1/34	647,680	754,510
7.00%, 11/1/17-6/1/34	798,489	959,056
7.50%, 2/1/27-3/1/33	1,009,339	1,229,279
8.50%, 7/1/32	1,521	1,668

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 34.323%, 3/25/23[3]	117,827	19,246
Series 221,Cl. 2, 37.731%, 5/25/23[3]	13,921	2,555
Series 254,Cl. 2, 28.452%, 1/25/24[3]	240,584	53,876
Series 301,Cl. 2, 0.00%, 4/25/29[3,4]	45,895	10,531
Series 313,Cl. 2, 15.967%, 6/25/31[3]	457,852	95,622
Series 319,Cl. 2, 0.084%, 2/25/32[3]	213,054	45,994
Series 321,Cl. 2, 5.789%, 4/25/32[3]	62,650	13,137
Series 324,Cl. 2, 0.00%, 7/25/32[3,4]	65,348	13,760
Series 328,Cl. 2, 0.00%, 12/25/32[3,4]	131,039	22,519
Series 331,Cl. 5, 0.00%, 2/25/33[3,4]	248,433	48,289
Series 332,Cl. 2, 0.00%, 3/25/33[3,4]	1,041,563	197,574
Series 334,Cl. 12, 0.00%, 3/25/33[3,4]	199,543	44,394
Series 339,Cl. 15, 2.41%, 10/25/33[3]	598,354	130,078
Series 345,Cl. 9, 0.00%, 1/25/34[3,4]	179,009	35,514
Series 351,Cl. 10, 0.00%, 4/25/34[3,4]	114,343	22,968
Series 351,Cl. 8, 0.00%, 4/25/34[3,4]	200,524	40,140
Series 356,Cl. 10, 0.00%, 6/25/35[3,4]	145,073	26,882
Series 356,Cl. 12, 0.00%, 2/25/35[3,4]	71,395	13,258
Series 362,Cl. 13, 0.00%, 8/25/35[3,4]	95,137	19,314

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	131,749	154,316
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	120,145	136,781
Series 2002-12,Cl. PG, 6.00%, 3/25/17	8,386	8,516
Series 2002-29,Cl. F, 1.453%, 4/25/32[2]	54,944	56,257
Series 2002-64,Cl. FJ, 1.453%, 4/25/32[2]	16,919	17,323
Series 2002-68,Cl. FH, 0.948%, 10/18/32[2]	37,892	38,086
Series 2002-84,Cl. FB, 1.453%, 12/25/32[2]	243,030	248,658
Series 2002-9,Cl. PC, 6.00%, 3/25/17	7,863	8,002
Series 2002-9,Cl. PR, 6.00%, 3/25/17	9,628	9,790
Series 2002-90,Cl. FH, 0.953%, 9/25/32[2]	135,975	136,639
Series 2003-100,Cl. PA, 5.00%, 10/25/18	126,303	130,356
Series 2003-11,Cl. FA, 1.453%, 9/25/32[2]	243,035	248,664
Series 2003-112,Cl. AN, 4.00%, 11/25/18	43,066	44,007

8        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates: (Continued)
Series 2003-116,Cl. FA, 0.853%, 11/25/33[2]	$24,688	$24,724
Series 2003-84,Cl. GE, 4.50%, 9/25/18	17,580	18,046
Series 2004-101,Cl. BG, 5.00%, 1/25/20	39,077	39,351
Series 2004-25,Cl. PC, 5.50%, 1/25/34	44,222	46,084
Series 2005-109,Cl. AH, 5.50%, 12/25/25	1,051,318	1,147,158
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	675,607
Series 2005-71,Cl. DB, 4.50%, 8/25/25	151,955	162,315
Series 2006-11,Cl. PS, 22.905%, 3/25/36[2]	110,212	175,224
Series 2006-46,Cl. SW, 22.537%, 6/25/36[2]	175,324	248,511
Series 2008-75,Cl. DB, 4.50%, 9/25/23	61,169	62,860
Series 2009-113,Cl. DB, 3.00%, 12/25/20	182,977	186,342
Series 2009-36,Cl. FA, 1.393%, 6/25/37[2]	54,385	55,518
Series 2009-70,Cl. TL, 4.00%, 8/25/19	210,456	214,532
Series 2010-43,Cl. KG, 3.00%, 1/25/21	94,167	96,253
Series 2011-122,Cl. EC, 1.50%, 1/25/20	113,396	113,918
Series 2011-15,Cl. DA, 4.00%, 3/25/41	110,239	116,857
Series 2011-3,Cl. EL, 3.00%, 5/25/20	295,781	301,160
Series 2011-3,Cl. KA, 5.00%, 4/25/40	232,800	256,651
Series 2011-38,Cl. AH, 2.75%, 5/25/20	9,316	9,454
Series 2011-6,Cl. BA, 2.75%, 6/25/20	128,211	129,753
Series 2011-69,Cl. EA, 3.00%, 11/25/29	79,876	80,588
Series 2011-82,Cl. AD, 4.00%, 8/25/26	188,707	194,049
Series 2012-20,Cl. FD, 0.853%, 3/25/42[2]	326,758	328,427

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 21.328%, 11/18/31[3]	61,782	13,322
Series 2001-63,Cl. SD, 24.916%, 12/18/31[3]	16,668	3,240
Series 2001-68,Cl. SC, 16.917%, 11/25/31[3]	11,045	2,184
Series 2001-81,Cl. S, 20.51%, 1/25/32[3]	13,601	3,092
Series 2002-28,Cl. SA, 30.583%, 4/25/32[3]	9,526	2,027
Series 2002-38,Cl. SO, 41.849%, 4/25/32[3]	60,429	12,238
Series 2002-48,Cl. S, 26.471%, 7/25/32[3]	14,828	3,281
Series 2002-52,Cl. SL, 29.207%, 9/25/32[3]	9,572	2,054
Series 2002-56,Cl. SN, 27.985%, 7/25/32[3]	20,375	4,441
Series 2002-77,Cl. IS, 38.239%, 12/18/32[3]	102,954	23,485
Series 2002-77,Cl. SH, 30.358%, 12/18/32[3]	20,258	4,740
Series 2002-9,Cl. MS, 23.04%, 3/25/32[3]	17,807	4,012
Series 2003-13,Cl. IO, 9.27%, 3/25/33[3]	187,951	29,945
Series 2003-26,Cl. DI, 10.665%, 4/25/33[3]	143,879	34,490
Series 2003-33,Cl. SP, 23.653%, 5/25/33[3]	109,570	23,635
Series 2003-38,Cl. SA, 0.00%, 3/25/23[3,4]	36,571	872
Series 2003-4,Cl. S, 25.326%, 2/25/33[3]	31,489	7,191
Series 2004-56,Cl. SE, 9.526%, 10/25/33[3]	510,027	105,704
Series 2005-12,Cl. SC, 8.134%, 3/25/35[3]	17,211	3,107
Series 2005-14,Cl. SE, 32.818%, 3/25/35[3]	624,614	124,653

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-40,Cl. SA, 43.984%, 5/25/35[3]	$530,996	$114,656
Series 2005-40,Cl. SB, 56.971%, 5/25/35[3]	851,917	147,481
Series 2005-52,Cl. JH, 4.423%, 5/25/35[3]	332,394	63,067
Series 2005-63,Cl. SA, 43.349%, 10/25/31[3]	29,218	5,852
Series 2006-90,Cl. SX, 99.999%, 9/25/36[3]	576,444	105,653
Series 2007-88,Cl. XI, 28.138%, 6/25/37[3]	666,524	129,260
Series 2008-55,Cl. SA, 0.00%, 7/25/38[3,4]	56,722	6,743
Series 2009-8,Cl. BS, 0.00%, 2/25/24[3,4]	33,929	1,230
Series 2010-95,Cl. DI, 0.00%, 11/25/20[3,4]	296,048	13,742
Series 2011-96,Cl. SA, 5.993%, 10/25/41[3]	168,981	34,513
Series 2012-134,Cl. SA, 8.342%, 12/25/42[3]	664,942	162,055
Series 2012-40,Cl. PI, 0.00%, 4/25/41[3,4]	1,213,536	148,780

Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	3	—

		117,152,354

GNMA/Guaranteed—1.0%

Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	61,637	69,582
7.50%, 2/15/27	4,638	4,784
8.00%, 5/15/26	9,591	9,713

Government National Mortgage Assn. II Pool:
2.00%, 11/20/25[2]	2,875	2,975
3.50%, 7/1/46[5]	10,660,000	11,312,925
4.00%, 7/1/46[5]	4,910,000	5,248,713

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 14.757%, 4/16/37[3]	281,060	61,212
Series 2011-52,Cl. HS, 4.298%, 4/16/41[3]	471,074	91,760

		16,801,664

Non-Agency—10.4%

Commercial—7.6%

Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.738%, 7/20/36[2]	928,993	866,433
Series 2014-R7,Cl. 3A1, 2.855%, 3/26/36[1,2]	109,932	110,291

BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.43%, 9/26/35[1,2]	145,947	146,387
Series 2012-RR2,Cl. 6A3, 2.872%, 9/26/35[1,2]	223,456	222,692
Series 2012-RR6,Cl. RR6, 2.404%, 11/26/36[1]	226,257	224,066
Series 2013-RR2,Cl. 5A2, 3.031%, 3/26/36[1,2]	7,318,528	6,395,512

Chase Mortgage Finance Trust, Series 2005- A2, Cl. 1A3, 2.672%, 1/25/36[2]	19,034	17,810

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.603%, 4/10/46[1,2]	130,000	119,582

COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.725%, 10/15/45[1,2]	95,000	91,364
Series 2012-CR5,Cl. E, 4.479%, 12/10/45[1,2]	605,000	549,733

9        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

COMM Mortgage Trust: (Continued)
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	$960,000	$1,002,406
Series 2013-CR7,Cl. D, 4.491%, 3/10/46[1,2]	3,270,000	2,997,011
Series 2013-CR9,Cl. D, 4.399%, 7/10/45[1,2]	2,685,000	2,446,603
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	25,000	27,317
Series 2014-UBS3,Cl. D, 4.974%, 6/10/47[1,2]	8,895,000	7,170,493
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	1,095,000	1,193,367
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	1,100,000	1,188,578

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	3,201,306	238,189

Connecticut Avenue Securities:
Series 2014-C03,Cl. 1M1, 1.653%, 7/25/24[2]	444,400	445,640
Series 2014-C03,Cl. 2M2, 3.353%, 7/25/24[2]	4,495,000	4,230,099
Series 2014-C04,Cl. 2M1, 2.553%, 11/25/24[2]	200,476	201,275
Series 2015-C01,Cl. 1M2, 4.753%, 2/25/25[2]	2,500,000	2,540,862
Series 2015-C03,Cl. 1M1, 1.953%, 7/25/25[2]	371,177	372,308
Series 2015-C03,Cl. 1M2, 5.453%, 7/25/25[2]	4,490,000	4,521,906
Series 2016-C02,Cl. 1M1, 2.603%, 9/25/28[2]	564,913	571,807
Series 2016-C03,Cl. 1M1, 2.453%, 10/25/28[2]	971,378	978,579

CSMC, Series 2009-13R, Cl. 4A1, 2.746%, 9/26/36[1,2]	2,432	2,436

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.888%, 6/25/36[2]	70,163	57,679

Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	600,000	639,579

Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.668%, 7/22/36[1,2]	5,060,144	4,443,594

Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2015-M11,Cl. A2, 2.921%, 4/25/25[2]	825,000	874,342
Series 2015-M8,Cl. A2, 2.90%, 1/25/25[2]	580,000	619,951
Series 2016-M5,Cl. A2, 2.469%, 4/25/26	3,270,000	3,330,415

FREMF Mortgage Trust:
Series 2012-K20,Cl. C, 4.005%, 5/25/45[1,2]	3,725,000	3,688,129
Series 2012-K501,Cl. C, 3.425%, 11/25/46[1,2]	40,000	40,070
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,2]	135,000	128,390
Series 2013-K26,Cl. C, 3.722%, 12/25/45[1,2]	95,000	92,863
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,2]	150,000	137,387
Series 2013-K28,Cl. C, 3.614%, 6/25/46[1,2]	2,330,000	2,158,942
Series 2013-K502,Cl. C, 3.21%, 3/25/45[1,2]	220,000	221,172
Series 2013-K712,Cl. C, 3.484%, 5/25/45[1,2]	265,000	269,305
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,2]	535,000	532,873

	Principal Amount	Value

Commercial (Continued)

FREMF Mortgage Trust: (Continued)
Series 2014-K41,Cl. B, 3.961%, 11/25/47[1,2]	$2,365,000	$2,330,978
Series 2015-K44,Cl. B, 3.811%, 1/25/48[1,2]	3,990,000	3,869,062
Series 2015-K45,Cl. B, 3.714%, 4/25/48[1,2]	3,011,000	2,888,797

GS Mortgage Securities Trust, Series 2014- GC22, Cl. D, 4.646%, 6/10/47[1,2]	1,515,000	1,157,500

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.182%, 7/25/352	23,163	22,811

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Cl. D, 4.293%, 12/15/47[2]	4,527,000	3,971,284

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.827%, 7/25/35[2]	88,624	88,572

JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.746%, 9/26/36[1,2]	9,247	9,255
Series 2009-5,Cl. 1A2, 3.046%, 7/26/36[1,2]	4,958,561	4,459,037

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14,Cl. D, 4.715%, 8/15/46[1,2]	2,500,000	2,292,686
Series 2013-C15,Cl. D, 5.212%, 11/15/45[1,2]	1,245,000	1,188,906
Series 2014-C21,Cl. D, 4.816%, 8/15/47[1,2]	4,953,000	4,093,132
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	2,245,000	2,459,589
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,225,000	1,316,897

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.812%, 11/15/45[1,2]	705,000	684,581
Series 2013-C12,Cl. D, 4.925%, 10/15/46[1,2]	2,370,000	2,142,263
Series 2013-C13,Cl. D, 5.055%, 11/15/46[1,2]	570,000	518,422
Series 2014-C14,Cl. B, 4.802%, 2/15/47[2]	240,000	264,832
Series 2014-C14,Cl. D, 4.992%, 2/15/47[1,2]	5,060,000	4,510,770

Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1A, 2.197%, 11/26/36[1,2]	22,603	22,795

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.668%, 6/26/46[1,2]	218,943	218,623

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.602%, 8/25/34[2]	4,039,724	4,039,766

Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 3.853%, 7/25/23[2]	910,412	929,935
Series 2014-DN1,Cl. M2, 2.653%, 2/25/24[2]	25,000	25,351
Series 2014-DN4,Cl. M3, 5.003%, 10/25/24[2]	4,980,000	5,081,124
Series 2014-HQ2,Cl. M1, 1.903%, 9/25/24[2]	254,571	256,041
Series 2014-HQ2,Cl. M3, 4.203%, 9/25/24[2]	5,430,000	5,222,404
Series 2015-DN1,Cl. M1, 1.703%, 1/25/25[2]	33,001	33,001
Series 2015-DN1,Cl. M3, 4.603%, 1/25/25[2]	3,975,000	4,134,790
Series 2015-DNA2,Cl. M2, 3.046%, 12/25/27[2]	395,000	402,840
Series 2015-DNA3,Cl. M1, 1.803%, 4/25/28[2]	256,432	256,927

10        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Commercial (Continued)

Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2015-DNA3,Cl. M2, 3.303%, 4/25/28[2]	$965,000	$992,805
Series 2015-DNA3,Cl. M3, 5.153%, 4/25/28[2]	3,815,000	3,788,084
Series 2015-HQA1,Cl. M1, 1.703%, 3/25/28[2]	564,303	564,366
Series 2016-DNA2,Cl. M1, 1.703%, 10/25/28[2]	993,376	993,621
Series 2016-DNA2,Cl. M2, 2.653%, 10/25/28[2]	995,000	1,003,714
Series 2016-DNA3,Cl. M1, 1.546%, 12/25/28[2]	835,000	836,235
Series 2016-DNA3,Cl. M2, 2.446%, 12/25/28[2]	995,000	997,697
Series 2016-HQA2,Cl. M1, 1.653%, 11/25/28[2]	575,639	576,643
Series 2016-HQA2,Cl. M2, 2.703%, 11/25/28[2]	985,000	991,250

UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2,Cl. E, 5.043%, 5/10/63[1,2]	1,025,000	986,913
Series 2013-C5,Cl. D, 4.224%, 3/10/46[1,2]	4,200,000	3,802,331

Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.928%, 4/25/47[2]	454,277	345,351

Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Cl. AS, 4.013%, 6/15/48	780,000	851,330

WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.992%, 6/15/45[1,2]	180,000	173,714
Series 2013-C11,Cl. D, 4.318%, 3/15/45[1,2]	441,000	405,207
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	640,000	678,592
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	490,000	542,537

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,3,4]	3,971,215	196,385

		133,727,183

Multi-Family—0.9%

Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates:
Series K041,Cl. A2, 3.171%, 10/25/24	580,000	633,616
Series K042,Cl. A2, 2.67%, 12/25/24	710,000	748,354
Series K043,Cl. A2, 3.062%, 12/25/24	470,000	509,543
Series K045,Cl. A2, 3.023%, 1/25/25	1,035,000	1,120,341
Series K046,Cl. A2, 3.205%, 3/25/25	195,000	213,515
Series K047,Cl. A2, 3.329%, 5/25/25	1,720,000	1,901,345
Series K048,Cl. A2, 3.284%, 6/25/25[2]	1,900,000	2,092,217
Series K049,Cl. A2, 3.01%, 7/25/25	870,000	939,285
Series K050,Cl. A2, 3.334%, 8/25/25[2]	865,000	956,865
Series K052,Cl. A2, 3.151%, 11/25/25	1,450,000	1,581,119
Series K053,Cl. A2, 2.995%, 12/25/25	1,815,000	1,955,966
Series K054,Cl. A2, 2.745%, 1/25/26	2,120,000	2,238,288

		14,890,454

Residential—1.9%

Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.09%, 3/25/35[2]	143,025	143,715
Series 2006-1,Cl. A1, 2.58%, 2/25/36[2]	79,669	77,983

CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	963,577	917,104
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	839,830	829,777

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 2.986%, 5/25/35[2]	1,236,414	1,221,000

	Principal Amount	Value

Residential (Continued)

Citigroup Mortgage Loan Trust, Inc.: (Continued)
Series 2005-3,Cl. 2A4, 3.007%, 8/25/35[2]	$2,158,421	$1,826,421
Series 2006-AR1,Cl. 1A1, 2.87%, 10/25/35[2]	10,056	9,965
Series 2009-8,Cl. 7A2, 2.855%, 3/25/36[1,2]	10,392,280	9,331,473
Series 2012-8,Cl. 1A1, 2.93%, 10/25/35[1,2]	403,711	402,919
Series 2014-8,Cl. 1A2, 0.738%, 7/20/36[1,2]	3,400,000	2,683,776

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 0.672%, 12/15/35[2]	55,148	48,379
Series 2006-H,Cl. 2A1A, 0.592%, 11/15/36[2]	31,322	22,970

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[2]	406,141	411,543

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.763%, 7/25/35[2]	10,185	9,644

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.553%, 8/25/36[2]	946,390	420,042

RALI Trust:
Series 2005-QA4,Cl. A32, 3.407%, 4/25/35[2]	11,449	595
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	19,610	15,919

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	2,497,595	2,332,544

WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.535%, 10/25/33[2]	101,026	102,741
Series 2005-AR16,Cl. 1A1, 2.567%, 12/25/35[2]	13,281	12,454

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.766%, 2/25/35[2]	1,626,440	1,620,043
Series 2005-AR10,Cl. 1A1, 2.893%, 6/25/35[2]	730,315	743,045
Series 2005-AR13,Cl. 1A5, 3.057%, 5/25/35[2]	218,748	219,249
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[2]	264,880	257,557
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[2]	3,267,213	3,098,530
Series 2005-AR4,Cl. 2A2, 2.985%, 4/25/35[2]	15,184	15,180
Series 2006-AR10,Cl. 5A5, 3.046%, 7/25/36[2]	561,378	541,987
Series 2006-AR14,Cl. 1A2, 5.879%, 10/25/36[2]	1,097,133	1,054,504
Series 2006-AR2,Cl. 2A3, 2.855%, 3/25/36[2]	2,599,926	2,554,993
Series 2006-AR7,Cl. 2A4, 3.085%, 5/25/36[2]	1,406,306	1,338,771
Series 2006-AR8,Cl. 2A1, 2.866%, 4/25/36[2]	1,065,847	1,041,417
Series 2007-AR3,Cl. A4, 5.88%, 4/25/37[2]	831,442	778,571

		34,084,811

Total Mortgage-Backed Obligations (Cost $312,989,294)		316,656,466

U.S. Government Obligations—1.8%

Federal Home Loan Banks Nts., 0.875%, 6/29/18	1,930,000	1,937,629

Federal Home Loan Mortgage Corp. Nts., 1.125%, 4/15/19	5,396,000	5,447,521

Federal National Mortgage Assn. Nts., 0.875%, 3/28/18	693,000	695,580

11        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

    CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

U.S. Government Obligations (Continued)

United States Treasury Nts.:
0.75%, 10/31/17		$5,265,000	$5,279,089
0.875%, 7/15/17		1,535,000	1,540,787
1.625%, 4/30/19[6,7]		6,347,000	6,511,375
1.75%, 10/31/20[6,7]		9,509,000	9,832,895
2.50%, 8/15/23[6]		735,000	796,528

Total U.S. Government Obligations (Cost $31,588,552)			32,041,404

Foreign Government Obligations—5.9%

Argentina—0.3%
Argentine Republic Sr. Unsec. Nts.:
6.625%, 7/6/28		2,550,000	2,550,000
7.125%, 7/6/36		2,085,000	2,085,000
8.375%, 5/19/24[1]		595,000	617,313

			5,252,313

Brazil—0.2%
Federative Republic of Brazil Sr. Unsec. Bonds:
5.00%, 1/27/45		640,000	576,000
6.00%, 4/7/26		2,090,000	2,267,650

			2,843,650

Colombia—0.5%
Republic of Colombia Sr. Unsec. Bonds:
3.875%, 3/22/26	EUR	840,000	998,561
4.00%, 2/26/24		410,000	429,475
5.00%, 6/15/45		315,000	329,175
6.125%, 1/18/41		3,530,000	4,112,450
Series B, 7.50%, 8/26/26	COP	11,235,000,000	3,839,703

			9,709,364

Croatia—0.1%
Republic of Croatia Sr. Unsec. Bonds, 6.75%, 11/5/19[1]		775,000	845,215

Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	900,000	1,025,701

			1,870,916

Dominican Republic—0.0%
Dominican Republic Sr. Unsec. Bonds, 7.45%, 4/30/44[1]		425,000	469,625

Hungary—0.4%
Hungary Sr. Unsec. Bonds:
5.375%, 2/21/23		1,165,000	1,292,806
5.75%, 11/22/23		1,550,000	1,767,194

Hungary Unsec. Bonds, Series 23/A, 6%, 11/24/23	HUF	497,000,000	2,124,938

Hungary Unsec. Nts., Series 20/B, 3.50%, 6/24/20	HUF	535,000,000	1,989,714

			7,174,652

Indonesia—1.5%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		760,000	789,412

Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds:
4.35%, 9/10/24[1]		500,000	518,750
4.55%, 3/29/26[1]		840,000	879,900

Perusahaan Penerbit SBSN Indonesia III Unsec. Nts., 6.125%, 3/15/19[1]		1,670,000	1,837,000

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[1]	EUR	250,000	287,630
3.75%, 6/14/28[1]	EUR	420,000	473,035
4.125%, 1/15/25[1]		315,000	328,848
5.125%, 1/15/45[1]		1,575,000	1,676,883
5.875%, 3/13/20[1]		315,000	351,094
6.75%, 1/15/44[1]		1,635,000	2,081,759

Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	112,775,000,000	8,870,529
Series FR56, 8.375%, 9/15/26	IDR	95,810,000,000	7,664,068

			25,758,908

		Principal Amount	Value

Kazakhstan—0.1%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[1]		$2,085,000	$2,032,854

Mexico—0.6%
United Mexican States Sr. Unsec. Bonds:
4.00%, 3/15/15	EUR	1,720,000	1,776,358
Series M, 5.75%, 3/5/26	MXN	157,670,000	8,568,687

			10,345,045

Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds:
4.25%, 12/11/22[1]		960,000	1,007,786
5.50%, 12/11/42[1]		1,065,000	1,154,859

			2,162,645

Namibia—0.0%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[1]		420,000	429,450

Oman—0.1%
Sultanate of Oman Sr. Unsec. Bonds, 4.75%, 6/15/26[1]		1,690,000	1,680,969

Peru—0.1%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	1,135,000	1,338,289
3.75%, 3/1/30	EUR	410,000	496,415
4.125%, 8/25/27		740,000	817,700

			2,652,404

Romania—0.2%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[1]	EUR	1,150,000	1,311,858
3.875%, 10/29/35[1]	EUR	360,000	415,965
4.875%, 1/22/24[1]		1,315,000	1,453,141

			3,180,964

Senegal—0.0%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[1]		425,000	406,938

Serbia—0.1%
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[1]		565,000	584,897

Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[1]		1,190,000	1,263,542

			1,848,439

South Africa—0.4%
Republic of South Africa Unsec. Bonds:
Series 2037, 8.50%, 1/31/37	ZAR	24,200,000	1,489,731
Series R186, 10.50%, 12/21/26	ZAR	68,600,000	5,177,502

			6,667,233

Turkey—0.9%
Republic of Turkey Sr. Unsec. International Bonds, 4.875%, 10/9/26		1,260,000	1,330,428

Republic of Turkey Unsec. Bonds, 6.625%, 2/17/45		1,265,000	1,539,020

Republic of Turkey Unsec. Nts.:
7.40%, 2/5/20	TRY	25,400,000	8,490,214
8.80%, 11/14/18	TRY	10,570,000	3,693,896

			15,053,558

Uruguay—0.3%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		4,705,000	4,716,763

Total Foreign Government Obligations (Cost $99,910,821)			104,256,690

Corporate Loans—0.2%

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[2]		785,300	710,369

12        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value

Corporate Loans (Continued)

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2]		$945,861	$908,026

Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[2]		766,131	761,055

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2,8]		4,151,000	809,445

Sabine Oil & Gas Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 12/31/18[2,8]		1,485,000	46,406

Total Corporate Loans (Cost $7,961,598)			3,235,301

Corporate Bonds and Notes—48.5%

Consumer Discretionary—9.8%

Auto Components—1.1%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		192,000	199,879

Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]		1,245,000	1,215,431

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		1,445,000	1,271,600

GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	970,000	1,469,104
6.75% Sr. Unsec. Nts., 10/28/19	GBP	1,780,000	2,698,929

Goodyear Tire & Rubber Co. (The):
5.00% Sr. Unsec. Nts., 5/31/26		665,000	679,131
5.125% Sr. Unsec. Nts., 11/15/23		1,815,000	1,883,063
7.00% Sr. Unsec. Nts., 5/15/22		745,000	795,288

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		2,915,000	2,754,675

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		2,925,000	3,020,062

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		3,675,000	3,638,250

Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26		495,000	503,351

			20,128,763

Automobiles—0.7%

Daimler Finance North America LLC:
1.50% Sr. Unsec. Nts., 7/5/19[1]		861,000	859,717
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		485,000	789,565

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		2,098,000	2,177,539

General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		2,265,000	2,263,840
6.25% Sr. Unsec. Nts., 10/2/43		900,000	1,003,795

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17		616,000	625,306

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45		258,000	289,186

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]		624,000	632,929

Nissan Motor Acceptance Corp., 2% Sr. Unsec. Nts., 3/8/19[1]		645,000	653,070

Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]		976,000	976,755

ZF North America Capital, Inc.:
4.50% Sr. Unsec. Nts., 4/29/22[1]		1,095,000	1,114,163
4.75% Sr. Unsec. Nts., 4/29/25[1]		926,000	941,622

			12,327,487

Distributors—0.1%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23		2,172,000	2,144,850

		Principal Amount	Value

Diversified Consumer Services—0.1%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24		$813,000	$847,552

Hotels, Restaurants & Leisure—1.9%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		2,285,000	2,375,692

Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26[1]		745,000	731,962

Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/261		235,000	246,750
6.875% Sr. Unsec. Nts., 5/15/23		1,400,000	1,498,000

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21		835,000	824,562

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22		830,000	776,050

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		1,770,000	1,816,462

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		2,005,000	2,090,213

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21		140,000	145,000

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]		2,100,000	2,162,559

Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21		970,000	1,011,225

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00% Sr. Unsec. Nts., 6/1/24[1]		1,245,000	1,279,237
5.25% Sr. Unsec. Nts., 6/1/26[1]		995,000	1,022,362

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		2,855,000	3,001,319

Marriott International, Inc.:
3.125% Sr. Unsec. Nts., 6/15/26		135,000	136,850
3.25% Sr. Unsec. Nts., 9/15/22		388,000	403,616
6.375% Sr. Unsec. Nts., 6/15/17		561,000	586,958

McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20		387,000	404,483
4.875% Sr. Unsec. Nts., 12/9/45		260,000	304,410

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		1,080,000	1,074,087

Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[1]	EUR	2,215,000	2,390,059

MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24[1]		1,230,000	1,303,800

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		1,250,000	1,321,875
6.625% Sr. Unsec. Nts., 12/15/21		1,155,000	1,261,838
6.75% Sr. Unsec. Nts., 10/1/20		1,135,000	1,245,662

NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		1,030,000	1,045,450

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		550,000	507,375

Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,8]		250,000	—

Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]		500,000	495,000

Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		560,000	557,200

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		2,235,000	1,916,513

			33,936,569

13        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Household Durables—1.0%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
4.625% Sr. Sec. Nts., 5/15/23[1]		$740,000	$732,600
7.25% Sr. Unsec. Nts., 5/15/24[1]		1,235,000	1,266,647

Beazer Homes USA, Inc., 6.625% Sec. Nts., 4/15/18		990,000	1,007,424

KB Home:
7.00% Sr. Unsec. Nts., 12/15/21		1,100,000	1,111,000
7.625% Sr. Unsec. Nts., 5/15/23		2,275,000	2,320,500

Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22		400,000	408,500
4.75% Sr. Unsec. Nts., 5/30/25		2,498,000	2,435,550

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		770,000	829,675

Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18		386,000	390,301
5.00% Sr. Unsec. Nts., 11/15/23[1]		868,000	912,763
5.50% Sr. Unsec. Nts., 4/1/46		289,000	344,873

PulteGroup, Inc.:
4.25% Sr. Unsec. Nts., 3/1/21		495,000	512,820
5.50% Sr. Unsec. Nts., 3/1/26		740,000	762,200
6.00% Sr. Unsec. Nts., 2/15/35		80,000	80,000

Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[1]		245,000	251,737

Taylor Morrison Communities, Inc./ Monarch Communities, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]		1,060,000	1,070,600

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23		1,929,000	1,909,710

Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17		280,000	281,841

			16,628,741

Leisure Equipment & Products—0.0%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18		647,000	648,503

Media—3.3%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		350,000	439,067

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		2,460,000	2,493,825

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		1,260,000	1,225,350

Altice Luxembourg SA:
6.25% Sr. Unsec. Nts., 2/15/25[1]	EUR	595,000	605,169
7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	1,820,000	2,041,605

AMC Entertainment, Inc., 5.75% Sr. Sub. Nts., 6/15/25		745,000	745,000

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		1,202,000	1,271,115

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 2/15/26[1]		1,135,000	1,171,887

Charter Communications Operating LLC/Charter Communications Operating Capital:
4.908% Sr. Sec. Nts., 7/23/25[1]		1,752,000	1,912,937
6.484% Sr. Sec. Nts., 10/23/45[1]		1,787,000	2,142,640

Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23		495,000	491,287

Clear Channel Worldwide Holdings, Inc., Series B, 6.50% Sr. Unsec. Nts., 11/15/22		895,000	899,475

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		307,000	353,363

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		2,950,000	2,765,625
6.75% Sr. Unsec. Nts., 6/1/21		925,000	960,844
7.75% Sr. Unsec. Nts., 7/1/26[1]		250,000	258,750

		Principal Amount	Value

Media (Continued)

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[1]		$1,260,000	$1,334,812

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		1,125,000	1,188,068

Gray Television, Inc.:
5.875% Sr. Unsec. Nts., 7/15/26[1]		1,990,000	2,009,900
7.50% Sr. Unsec. Nts., 10/1/20		570,000	597,075

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		875,000	668,281

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24		283,000	303,887

LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		1,200,000	1,257,000

MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]		490,000	488,775

Mediacom LLC/Mediacom Capital Corp., 7.25% Sr. Unsec. Nts., 2/15/22		1,465,000	1,547,406

Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]		755,000	766,325
6.875% Sr. Unsec. Nts., 11/15/20		1,205,000	1,263,744

Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[1]		3,510,000	3,426,638

Omnicom Group, Inc., 3.65% Sr. Unsec. Nts., 11/1/24		588,000	621,263

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16		602,000	606,611

Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]		1,845,000	1,893,431
6.125% Sr. Unsec. Nts., 10/1/22		1,185,000	1,232,400

Sirius XM Radio, Inc.:
5.375% Sr. Unsec. Nts., 7/15/26[1]		995,000	982,563
6.00% Sr. Unsec. Nts., 7/15/24[1]		245,000	253,881

Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]		570,000	593,509
6.10% Sr. Unsec. Nts., 2/15/18[1]		317,000	339,061

TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		1,680,000	1,736,700

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17		628,000	630,886

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		438,000	409,998

Time Warner, Inc.:
2.95% Sr. Unsec. Nts., 7/15/26		462,000	466,720
3.875% Sr. Unsec. Nts., 1/15/26		200,000	216,162

Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22		965,000	965,000

Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]		245,000	244,387
5.125% Sr. Sec. Nts., 2/15/25[1]		2,045,000	2,029,663

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	1,945,000	2,321,698

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		1,552,500	1,620,422

Viacom, Inc., 3.50% Sr. Unsec. Nts., 4/1/17		248,000	251,573

Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23	GBP	760,000	1,037,158

Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]		827,000	805,291
5.50% Sr. Sec. Nts., 8/15/26[1]		705,000	687,375
6.00% Sr. Sec. Nts., 4/15/21	GBP	1,962,000	2,700,064

			57,275,666

Multiline Retail—0.2%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[1]		3,089,000	3,297,507

Specialty Retail—0.7%

AutoZone, Inc.: 1.30% Sr. Unsec. Nts., 1/13/17		161,000	161,380

14        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Principal Amount	Value

Specialty Retail (Continued)

AutoZone, Inc.: (Continued)
1.625% Sr. Unsec. Nts., 4/21/19		$174,000	$175,013

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		544,000	580,720

CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		1,255,000	1,280,100

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		1,030,000	1,023,563

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44		342,000	422,592

L Brands, Inc.:
6.625% Sr. Unsec. Nts., 4/1/21		1,585,000	1,791,050
6.75% Sr. Unsec. Nts., 7/1/36		1,260,000	1,265,506
6.875% Sr. Unsec. Nts., 11/1/35		1,595,000	1,622,912

Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22		580,000	490,100

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24		555,000	580,809

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		1,565,000	1,629,556

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24		480,000	469,415

Toys R US Property Co. II LLC, 8.50% Sr. Sec. Nts., 12/1/17		1,285,000	1,278,575

			12,771,291

Textiles, Apparel & Luxury Goods—0.7%

Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]		425,000	428,187
4.875% Sr. Unsec. Nts., 5/15/26[1]		495,000	499,257

Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25		2,215,000	2,237,150
6.875% Sr. Unsec. Nts., 5/1/22		490,000	522,463

New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[1]	GBP	1,525,000	1,875,182

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		2,737,000	2,788,319

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		3,060,000	3,105,900

William Carter Co. (The), 5.25% Sr. Unsec. Nts., 8/15/21		825,000	858,000

			12,314,458

Consumer Staples—2.6%

Beverages—0.5%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19		970,000	987,065
3.65% Sr. Unsec. Nts., 2/1/26		699,000	749,633
4.90% Sr. Unsec. Nts., 2/1/46		343,000	403,441

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39		390,000	623,883

Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17		305,000	306,210

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24		2,475,000	2,629,688

Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19[5]		348,000	349,045
3.00% Sr. Unsec. Nts., 7/15/26[5]		907,000	906,804

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]		708,000	713,966
4.25% Sr. Unsec. Nts., 7/15/22[1]		704,000	770,667

			8,440,402

Food & Staples Retailing—0.8%

Albertsons Cos. LLC/Safeway, Inc./ New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]		745,000	771,075

CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26		912,000	934,092

	Principal Amount	Value

Food & Staples Retailing (Continued)

Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	$261,000	$306,251
6.50% Sr. Unsec. Nts., 6/15/17	166,000	173,727

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	2,055,000	2,090,963

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	40,000	40,676
6.40% Sr. Unsec. Nts., 8/15/17	559,000	591,503
6.80% Sr. Unsec. Nts., 12/15/18	287,000	323,143
6.90% Sr. Unsec. Nts., 4/15/38	248,000	346,627

New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	740,000	721,500

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	1,765,000	1,988,821

Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	495,000	504,900

Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	2,100,000	2,254,665

SUPERVALU, Inc., 6.75% Sr. Unsec. Nts., 6/1/21	740,000	625,285

US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	125,000	128,438

Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	667,000	672,453
3.10% Sr. Unsec. Nts., 6/1/23	1,000,000	1,018,202

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	688,000	807,143

		14,299,464

Food Products—0.8%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	615,000	623,754
8.50% Sr. Unsec. Nts., 6/15/19	400,000	468,331

ConAgra Foods, Inc., 1.90% Sr. Unsec. Nts., 1/25/18	386,000	389,200

Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	2,065,000	2,137,275

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	635,000	638,475

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	498,000	502,132

Kraft Heinz Foods Co.:
3.00% Sr. Unsec. Nts., 6/1/26[1]	402,000	407,151
4.375% Sr. Unsec. Nts., 6/1/46[1]	402,000	427,226

Land O’ Lakes, Inc., 6% Sr. Unsec. Nts., 11/15/22[1]	745,000	793,425

Marfrig Holdings Europe BV, 8% Sr. Unsec. Nts., 6/8/23[1,5]	455,000	465,465

Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	910,000	912,275

Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[1]	940,000	996,400
7.375% Sr. Unsec. Nts., 2/15/22	1,675,000	1,767,125

TreeHouse Foods, Inc.:
4.875% Sr. Unsec. Nts., 3/15/22	932,000	955,300
6.00% Sr. Unsec. Nts., 2/15/24[1]	990,000	1,061,082

Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	364,000	407,527

WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	670,000	720,250

		13,672,393

Household Products—0.1%

Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24	360,000	381,600
6.375% Sr. Unsec. Nts., 11/15/20	1,700,000	1,778,625

		2,160,225

15        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Personal Products—0.1%

Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	$85,000	$87,762

Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	2,205,000	2,138,850

		2,226,612

Tobacco—0.3%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	463,000	861,088

Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	947,000	958,094

Philip Morris International, Inc., 4.25% Sr. Unsec. Nts., 11/10/44	194,000	213,782

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	708,000	908,754

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	1,170,000	1,224,113

		4,165,831

Energy—5.8%

Energy Equipment & Services—0.7%

Eletson Holdings, Inc., 9.625% Sr. Sec. Nts., 1/15/22[1]	2,095,000	1,644,575

Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[1]	550,000	543,125

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	257,000	281,293

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	247,000	264,126

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	905,000	576,937

Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	466,000	465,302

Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	2,612,000	2,543,289
6.45% Sr. Unsec. Nts., 5/30/44[1]	2,770,000	2,946,261

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	780,000	717,600

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	789,000	794,285
4.00% Sr. Unsec. Nts., 12/21/25[1]	611,000	658,667

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	637,000	639,301

Sinopec Group Overseas Development 2015 Ltd., 2.50% Sr. Unsec. Nts., 4/28/20[1]	860,000	870,140

		12,944,901

Oil, Gas & Consumable Fuels—5.1%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	168,000	154,989
5.55% Sr. Unsec. Nts., 3/15/26	715,000	791,403
6.20% Sr. Unsec. Nts., 3/15/40	206,000	231,824

Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	1,705,000	1,732,007

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	317,000	327,341

Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	1,340,000	1,372,633

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	895,000	733,900

Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	570,000	542,925

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	350,000	344,988

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	967,000	975,125

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

California Resources Corp., 8% Sec. Nts., 12/15/22[1]	$873,000	$620,921

Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	1,650,000	1,596,375

Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[1]	2,065,000	2,123,088

Chesapeake Energy Corp., 8% Sec. Nts., 12/15/22[1]	785,000	669,212

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	972,000	983,604

CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[1]	760,000	804,905

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	546,000	547,248

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	506,000	545,138

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	1,130,000	1,138,475

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	108,000	122,657
5.95% Sr. Unsec. Nts., 3/15/46	230,000	288,078

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	1,440,000	1,265,400

Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	950,000	930,648

DCP Midstream LLC:
4.75% Sr. Unsec. Nts., 9/30/21[1]	245,000	230,300
5.35% Sr. Unsec. Nts., 3/15/20[1]	365,000	358,586

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	500,000	518,125

Denbury Resources, Inc., 9% Sec. Nts., 5/15/21[1]	495,000	497,475

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	292,000	262,787

Encana Corp., 3.90% Sr. Unsec. Nts., 11/15/21	485,000	471,543

Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	1,175,000	1,148,562
7.50% Sr. Sec. Nts., 10/15/20	1,975,000	2,103,375

EnLink Midstream Partners LP, 4.40% Sr. Unsec. Nts., 4/1/24	791,000	743,506

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	174,000	185,998
4.90% Sr. Unsec. Nts., 5/15/46	171,000	185,089

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	1,460,000	897,900

Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[1]	1,925,000	1,999,209
7.288% Sr. Unsec. Nts., 8/16/37[1]	1,000,000	1,165,350

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	1,720,000	1,634,000

Halcon Resources Corp., 12% Sec. Nts., 2/15/22[1]	274,000	251,395

Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	1,555,000	1,763,362

KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	505,000	494,900
6.375% Sr. Unsec. Nts., 4/9/21[1]	3,255,000	3,572,362
7.00% Sr. Unsec. Nts., 5/5/20[1]	3,450,000	3,772,713

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	875,000	892,464

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	1,305,000	1,226,700

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[9]	1,530,000	1,484,100

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]	1,145,000	893,100

16        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Oil, Gas & Consumable Fuels (Continued)

MPLX LP, 4.875% Sr. Unsec. Nts., 6/1/25[1]		$ 695,000	$680,759

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]		945,000	746,550

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		1,045,000	1,050,225

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44		240,000	242,746

Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]		720,000	726,156

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		765,000	699,975

ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23		1,360,000	1,451,800

Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]		1,079,000	1,086,187

Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1,8]		1,135,000	215,650

Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		310,000	252,557
5.75% Sr. Unsec. Nts., 1/20/20		75,000	72,540
8.375% Sr. Unsec. Nts., 5/23/21		1,235,000	1,277,607
8.75% Sr. Unsec. Nts., 5/23/26		2,085,000	2,104,453

Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	1,030,000	1,070,494
5.50% Sr. Unsec. Nts., 6/27/44		3,790,000	3,443,404
6.375% Sr. Unsec. Nts., 2/4/21[1]		850,000	926,330
6.375% Sr. Unsec. Nts., 1/23/45		580,000	585,800
6.875% Sr. Unsec. Nts., 8/4/26[1]		3,260,000	3,652,830

QEP Resources, Inc., 5.25% Sr. Unsec. Nts., 5/1/23		805,000	744,625

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22		1,735,000	1,643,912
5.00% Sr. Sub. Nts., 3/15/23		325,000	306,313

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22		410,000	421,294

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22		1,565,000	1,561,088

Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 4/15/23		1,250,000	1,260,938
5.75% Sr. Sec. Nts., 5/15/24		575,000	573,563

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		825,000	641,438
7.75% Sr. Unsec. Nts., 6/15/21		405,000	345,263

Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19		728,000	730,454
4.00% Sr. Unsec. Nts., 5/10/46		355,000	363,289

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		1,550,000	1,449,250

Southwestern Energy Co., 4.05% Sr. Unsec. Nts., 1/23/20		780,000	766,350

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22		1,420,000	1,228,300

Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19		745,000	741,275
5.00% Sr. Unsec. Nts., 1/15/18		1,160,000	1,186,100

Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20		1,154,000	1,188,620
6.25% Sr. Unsec. Nts., 10/15/22		935,000	979,413

Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]		195,000	208,416

TOTAL SA, 2.25% Jr. Sub. Perpetual Bonds[2,10]	EUR	2,185,000	2,349,725

	Principal Amount		Value

Oil, Gas & Consumable Fuels (Continued)

TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17		$ 895,000	$897,336

Western Gas Partners LP, 4.65% Sr. Unsec. Nts., 7/1/26[5]		157,000	157,931

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		1,640,000	1,490,350

Williams Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22		1,390,000	1,427,235

WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		945,000	836,325
6.00% Sr. Unsec. Nts., 1/15/22		305,000	285,175

			89,665,826

Financials—8.9%

Capital Markets—1.3%

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		2,095,000	1,010,837

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]		765,000	787,543

Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24		512,000	529,643

Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26[1]		360,000	375,183

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]		3,145,000	2,901,263

First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]		1,935,000	1,947,094
5.75% Sec. Nts., 1/15/24[1]		910,000	905,450
7.00% Sr. Unsec. Nts., 12/1/23[1]		3,055,000	3,112,281

Goldman Sachs Group, Inc. (The):
3.75% Sr. Unsec. Nts., 2/25/16		548,000	576,116
5.15% Sub. Nts., 5/22/45		698,000	730,146

KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]		3,970,000	3,602,775

Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26		1,377,000	1,468,992
5.00% Sub. Nts., 11/24/25		746,000	818,077

MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]		495,000	520,988

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16		626,000	627,110

Prime Security Services Borrower LLC/ Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]		495,000	525,938

Springleaf Finance Corp., 8.25% Sr. Unsec. Nts., 12/15/20		490,000	492,450

UBS Group AG, 6.875% Jr. Sub. Perpetual Bonds[2,10,11]		1,005,000	986,605

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]		584,000	609,346

			22,527,837

Commercial Banks—3.9%

ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[1]		2,499,000	2,603,658

Allied Irish Banks plc, 4.125% Sub. Nts., 11/26/25[2,11]	EUR	750,000	773,545

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[8]		315,159	—

Australia & New Zealand Banking Group Ltd., 6.75% Jr. Sub. Perpetual Bonds[1,2,10]		105,000	108,629

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		125,000	126,875

Banco Bilbao Vizcaya Argentaria SA, 8.875% Jr. Sub. Perpetual Bonds[2,10,11]	EUR	2,525,000	2,784,499

Banco de Bogota SA, 6.25% Sub. Nts., 5/12/26[1]		590,000	601,800

17        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Commercial Banks (Continued)

Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[1]		$ 170,000	$184,833

Bank of America Corp.:
3.50% Sr. Unsec. Nts., 4/19/26		880,000	912,191
7.75% Jr. Sub. Nts., 5/14/38		455,000	642,987

Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]		655,000	699,232

Bank of Ireland:
4.25% Sub. Nts., 6/11/24[2]	EUR	930,000	1,004,844
10.00% Sub. Nts., 12/19/22	EUR	1,690,000	2,365,995

BankAmerica Capital III, 1.198% Jr. Sub. Nts., 1/15/27[2]		420,000	349,125

Barclays plc:
7.00% Jr. Sub. Perpetual Bonds[2,10]	GBP	1,170,000	1,380,779
8.00% Jr. Sub. Perpetual Bonds[2,10]	EUR	1,390,000	1,446,760

BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21		993,000	1,008,181

BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[1]		529,000	537,698

BPCE SA:
2.65% Sr. Unsec. Nts., 2/3/21		759,000	782,077
2.75% Sub. Nts., 7/8/26[2]	EUR	895,000	1,007,881
4.875% Sub. Nts., 4/1/26[1]		1,015,000	1,043,871

CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		575,000	587,075
5.00% Sr. Unsec. Nts., 8/15/22		3,205,000	3,269,100

Citigroup, Inc.:
3.40% Sr. Unsec. Nts., 5/1/26		566,000	582,040
4.65% Sr. Unsec. Nts., 7/30/45		480,000	530,041
6.25% Jr. Sub. Perpetual Bonds[2,10]		1,770,000	1,825,313
6.675% Sub. Nts., 9/13/43		296,000	381,593

Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21		776,000	784,453

Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[1]		2,095,000	2,010,676

Cooperatieve Rabobank UA, 5.50% Jr. Sub. Perpetual Bonds[2,10]	EUR	1,910,000	2,027,419

Credit Agricole SA, 8.125% Jr. Sub. Perpetual Bonds[1,2,10]		1,005,000	1,003,284

Danske Bank AS:
2.80% Sr. Unsec. Nts., 3/10/21[1]		525,000	545,217
5.684% Jr. Sub. Perpetual Bonds[2,10]	GBP	1,415,000	1,893,194

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26		491,000	516,931

FirstMerit Corp., 4.35% Sub. Nts., 2/4/23		660,000	692,665

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		1,015,000	995,969

HSBC Bank Capital Funding Sterling 1 LP, 5.844% Jr. Sub. Perpetual Bonds[2,10]	GBP	710,000	1,012,389

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21		528,000	547,607

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		730,000	740,846

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]		705,000	729,115

Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[1]		1,625,000	1,495,868
5.71% Sub. Nts., 1/15/26[1]		866,000	822,920
7.00% Jr. Sub. Perpetual Bonds[2,10,11]	EUR	900,000	935,852

JPMorgan Chase & Co.:
2.70% Sr. Unsec. Nts., 5/18/23		584,000	590,564
6.75% Jr. Sub. Perpetual Bonds, Series S2,10		650,000	716,625

KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26		833,000	846,445

Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[2]		345,000	361,586

Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,2,10]		566,000	608,450

	Principal Amount		Value

Commercial Banks (Continued)

NN Group NV, 4.625% Sub. Nts., 4/8/44[2]	EUR	1,370,000	$1,541,665

OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[1]		1,660,000	1,643,400

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,10]	GBP	150,000	205,329

Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18		477,000	480,422

Royal Bank of Scotland Group plc:
5.125% Sub. Nts., 5/28/24		1,590,000	1,553,527
7.64% Jr. Sub. Perpetual Bonds[2,10]		497,000	474,635

Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[1]		1,575,000	1,559,203

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]		1,165,000	1,149,797

Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21		526,000	543,015

Societe Generale SA:
5.922% Jr. Sub. Perpetual Bonds[1,2,10]		550,000	557,332
8.00% Jr. Sub. Perpetual Bonds[1,2,10]		2,105,000	2,014,275

SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[1]	EUR	1,645,000	1,755,396

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26		417,000	421,491

SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17		364,000	368,095

Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]		557,000	576,343

TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[1]		390,000	397,931

Turkiye Halk Bankasi As, 5% Sr. Unsec. Nts., 7/13/21[1,5]		810,000	808,226

Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[1]		460,000	475,813

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]		995,000	1,011,169

US Bancorp, 3.10% Sub. Nts., 4/27/26		586,000	610,619

Wells Fargo & Co.:
3.00% Sr. Unsec. Nts., 4/22/26		1,445,000	1,474,790
4.40% Sub. Nts., 6/14/46		89,000	90,617
5.90% Jr. Sub. Perpetual Bonds, Series S2,10		685,000	705,550

			67,837,337

Consumer Finance—0.5%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		2,090,000	1,452,550

Ally Financial, Inc.:
4.25% Sr. Unsec. Nts., 4/15/21		1,704,000	1,706,130
4.625% Sr. Unsec. Nts., 5/19/22		1,000,000	1,010,000
5.75% Sub. Nts., 11/20/25		1,175,000	1,182,344

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25		656,000	663,661

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18		1,045,000	1,065,900

Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		606,000	611,878

Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25		172,000	178,674

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		685,000	551,425

			8,422,562

Diversified Financial Services—0.4%

Banco Nacional de Desenvolvimento Economico e Social, 6.50% Sr. Unsec. Nts., 6/10/19[1]		1,490,000	1,579,400

Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18		267,000	271,568

18        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Diversified Financial Services (Continued)

Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26		$ 398,000	$418,050

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[1,12]	MXN	5,808,600	27,800

Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[1]		683,000	731,431

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		445,000	447,166

S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18		941,000	963,719

Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[1]	EUR	670,000	763,186
4.75% Sr. Sec. Nts., 5/15/23[1]		135,000	137,700

Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		327,000	328,133

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]		810,000	764,438

			6,432,591

Insurance—0.8%

Assicurazioni Generali SpA, 7.75% Sub. Nts., 12/12/42[2]	EUR	790,000	1,020,608

Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[2,10]	GBP	750,000	985,934
6.125% Jr. Sub. Perpetual Bonds[2,10]	GBP	1,490,000	1,989,263

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		480,000	518,803

CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		2,195,000	2,282,800

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		744,000	804,541

Liberty Mutual Group, Inc., 4.85% Sr. Unsec. Nts., 8/1/44[1]		359,000	369,180

Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26		525,000	562,912

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,10]		446,000	443,770

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		1,525,000	1,475,437

Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[2]		617,000	624,713

Sogecap SA, 4.125% Sub. Perpetual Bonds[2,10]	EUR	1,015,000	1,044,436

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		835,000	879,103

Travelers Cos, Inc. (The), 3.75% Sr. Unsec. Nts., 5/15/46		751,000	788,859

Unum Group, 7.125% Sr. Unsec. Nts., 9/30/16		535,000	542,046

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,10]		360,000	251,100

			14,583,505

Real Estate Investment Trusts (REITs)—1.3%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		616,000	630,993
5.90% Sr. Unsec. Nts., 11/1/21		279,000	325,051

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8,12]	MXN	4,830,531	—

Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		593,000	621,153

Communications Sales & Leasing, Inc./ CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		2,320,000	2,360,600

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23		935,000	946,687

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		760,000	763,800

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21	$1,535,000	$1,613,669

Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22	2,200,000	2,282,500
5.875% Sr. Unsec. Nts., 1/15/26	1,135,000	1,186,075

FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25	1,035,000	1,047,937

GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23	810,000	849,488

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	332,000	343,015

Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	407,000	418,595

Host Hotels & Resorts LP, Series D, 3.75% Sr. Unsec. Nts., 10/15/23	557,000	562,143

Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]	995,000	968,881

Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[1]	685,000	724,388

iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	2,145,000	2,077,969

Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26[1]	620,000	646,741

MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24	740,000	791,800

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	2,040,000	2,108,850

Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	53,000	55,100

Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]	1,175,000	1,201,438

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	434,000	435,343

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	130,000	131,390

		23,093,606

Real Estate Management & Development—0.3%

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	873,000	888,755

Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]	2,025,000	2,030,062

Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% Sr. Unsec. Nts., 6/1/23[1]	1,240,000	1,227,600
5.25% Sr. Unsec. Nts., 12/1/21[1]	1,605,000	1,651,144

		5,797,561

Thrifts & Mortgage Finance—0.4%

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]	1,015,000	926,187

MDC-GMTN BV, 2.75% Sr. Unsec. Nts., 5/11/23[1]	840,000	842,261

Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]	2,135,000	2,070,950

Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20	2,025,000	2,045,250

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21	1,630,000	808,888

		6,693,536

Health Care—3.6%

Biotechnology—0.1%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	521,000	546,950
4.70% Sr. Unsec. Nts., 5/14/45	125,000	132,813

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	236,000	266,611

19        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Biotechnology (Continued)

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	$ 491,000	$524,968
5.00% Sr. Unsec. Nts., 8/15/45	81,000	89,622

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	390,000	443,935

		2,004,899

Health Care Equipment & Supplies—0.3%

Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	333,000	363,169

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	678,000	718,851

DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	580,000	504,600

Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	680,000	698,700

Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]	1,460,000	1,531,175

Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	510,000	522,750

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	520,000	521,300

Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	318,000	338,213

Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	314,000	324,383

		5,523,141

Health Care Providers & Services—2.2%

Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	930,000	916,050
6.50% Sr. Unsec. Nts., 3/1/24[1]	250,000	254,375

Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22	945,000	974,531

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	442,000	472,401

Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	1,920,000	1,968,000
5.625% Sr. Unsec. Nts., 2/15/21[1]	245,000	256,025
6.125% Sr. Unsec. Nts., 2/15/24[1]	245,000	261,078

CHS/Community Health Systems, Inc., 6.875% Sr. Unsec. Nts., 2/1/22	3,585,000	3,154,800

DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	1,160,000	1,152,750
5.125% Sr. Unsec. Nts., 7/15/24	1,995,000	2,020,885

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	590,000	601,682

Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	661,000	727,965

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	1,008,000	735,840

Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]	785,000	820,325
5.875% Sr. Unsec. Nts., 1/31/22[1]	1,265,000	1,393,081

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	700,000	719,250
7.50% Sr. Unsec. Nts., 2/15/22	2,695,000	3,070,952
Series 1,5.875% Sr. Unsec. Nts., 5/1/23	3,480,000	3,719,250

HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	1,550,000	1,563,950

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	1,270,000	1,226,344

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	1,395,000	1,250,269

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	1,158,000	1,204,655

	Principal Amount		Value

Health Care Providers & Services (Continued)

LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21		$ 1,435,000	$1,499,575

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44		406,000	465,147

Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18		261,000	285,066

OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]		740,000	725,866

Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26		400,000	414,388

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		900,000	868,500

Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23		2,370,000	2,278,162
8.125% Sr. Unsec. Nts., 4/1/22		1,445,000	1,488,061

Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]		1,000,000	1,019,620

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		725,000	669,719

			38,178,562

Life Sciences Tools & Services—0.2%

Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]		1,627,000	1,659,540

Thermo Fisher Scientific, Inc.:
1.30% Sr. Unsec. Nts., 2/1/17		309,000	309,275
2.15% Sr. Unsec. Nts., 12/14/18		247,000	249,954
3.00% Sr. Unsec. Nts., 4/15/23		599,000	610,893
4.15% Sr. Unsec. Nts., 2/1/24		229,000	250,428
5.30% Sr. Unsec. Nts., 2/1/44		298,000	347,983

			3,428,073

Pharmaceuticals—0.8%

Actavis Funding SCS:
1.85% Sr. Unsec. Nts., 3/1/17		645,000	647,296
3.80% Sr. Unsec. Nts., 3/15/25		647,000	674,419
4.75% Sr. Unsec. Nts., 3/15/45		206,000	216,569

Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	2,055,000	2,380,987

Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[1]		585,000	501,637

Endo Finance LLC/Endo Finco, Inc., 5.875% Sr. Unsec. Nts., 1/15/23[1]		1,555,000	1,356,737

Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]		1,205,000	1,066,425
6.00% Sr. Unsec. Nts., 2/1/25[1]		210,000	183,225

Mallinckrodt International Finance SA/ Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/201		220,000	213,400
5.50% Sr. Unsec. Nts., 4/15/25[1]		1,160,000	1,040,659
5.75% Sr. Unsec. Nts., 8/1/22[1]		930,000	889,894

Mylan NV:
2.50% Sr. Unsec. Nts., 6/7/19[1]		430,000	436,015
3.95% Sr. Unsec. Nts., 6/15/26[1]		585,000	592,985

Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26		239,000	249,523

Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]		370,000	385,725

Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]		2,330,000	1,882,931
5.875% Sr. Unsec. Nts., 5/15/23[1]		555,000	450,938
6.75% Sr. Unsec. Nts., 8/15/211		485,000	415,888
7.50% Sr. Unsec. Nts., 7/15/21[1]		785,000	696,197

			14,281,450

20        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value

Industrials—5.3%

Aerospace & Defense—0.8%

Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21	$2,440,000	$2,574,810

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	674,000	716,140

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	2,995,000	2,545,750

DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[1]	910,000	850,850

L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17	33,000	33,016

LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	1,555,000	1,574,438

Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	428,000	467,870

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	505,000	605,298

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	985,000	1,034,649

Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	293,000	315,497

TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26[1]	1,245,000	1,243,444

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	1,975,000	1,826,875

United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	170,000	171,604

		13,960,241

Air Freight & Couriers—0.3%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	1,475,000	1,275,875

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	1,984,000

XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	1,870,000	1,912,075

		5,171,950

Airlines—0.3%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	3,540,000	3,677,883

American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	830,000	795,763
5.50% Sr. Unsec. Nts., 10/1/19[1]	930,000	924,187

		5,397,833

Building Products—0.5%

Masco Corp., 4.45% Sr. Unsec. Nts., 4/1/25	1,045,000	1,086,905

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	3,340,000	3,466,085

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	530,000	566,003

Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	1,365,000	1,395,712

USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[1]	2,000,000	2,102,500

		8,617,205

Commercial Services & Supplies—0.7%

ACCO Brands Corp., 6.75% Sr. Unsec. Nts., 4/30/20	495,000	526,556

ADT Corp. (The), 5.25% Sr. Sec. Nts., 3/15/20	3,135,000	3,323,100

Advanced Disposal Services, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	1,075,000	1,096,500

Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	400,000	334,000

Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	1,230,000	1,264,588

	Principal Amount	Value

Commercial Services & Supplies (Continued)

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	$1,400,000	$1,169,000

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	727,000	768,645

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	1,200,000	1,248,000

Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26[5]	472,000	479,963
3.80% Sr. Unsec. Nts., 5/15/18	786,000	822,768

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	217,000	236,673

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	1,375,000	1,283,906

		12,553,699

Construction & Engineering—0.0%

Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	420,000	459,900

Electrical Equipment—0.2%

EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]	2,090,000	2,074,325

Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	329,000	330,234
5.625% Sr. Unsec. Nts., 11/1/24[1]	1,190,000	1,239,825

		3,644,384

Industrial Conglomerates—0.1%

Fortive Corp.:
1.80% Sr. Unsec. Nts., 6/15/19[1]	985,000	992,027
3.15% Sr. Unsec. Nts., 6/15/26[1]	486,000	501,149

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	305,000	326,203

		1,819,379

Machinery—0.8%

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	1,785,000	1,793,925

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	1,020,000	1,030,200

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	764,000	849,742

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	3,585,000	3,083,100

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	2,410,000	1,705,075

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	946,000	967,123

Terex Corp.:
6.00% Sr. Unsec. Nts., 5/15/21	1,840,000	1,851,500
6.50% Sr. Unsec. Nts., 4/1/20	730,000	740,038

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	1,335,000	1,321,650

		13,342,353

Marine—0.0%

AP Moeller-Maersk AS, 3.875% Sr. Unsec. Nts., 9/28/25[1]	63,000	64,387

Professional Services—0.4%

Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17	796,000	833,726

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	2,740,000	2,888,645

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]	2,415,000	2,472,356

		6,194,727

Road & Rail—0.3%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	2,100,000	1,908,375

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	111,000	127,145

21        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Road & Rail (Continued)

ERAC USA Finance LLC:
4.50% Sr. Unsec. Nts., 2/15/45[1]	$187,000	$198,517
6.375% Sr. Unsec. Nts., 10/15/17[1]	794,000	841,898

GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[1]	490,000	524,300

Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp.:
7.50% Sec. Nts., 6/1/22[1]	745,000	733,825
7.75% Sec. Nts., 6/1/24[1]	500,000	488,750

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	197,000	228,792

Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[1]	354,000	360,771
4.25% Sr. Unsec. Nts., 1/17/23[1]	281,000	294,761

		5,707,134

Trading Companies & Distributors—0.8%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	976,000	978,440

Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	245,000	249,581

American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	340,000	352,750

Eldorado International. Finance GmbH, 8.625% Sr. Unsec. Nts., 6/16/21[1]	350,000	340,498

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	1,290,000	1,257,750
6.75% Sr. Unsec. Nts., 12/15/20	875,000	882,656

HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]	3,060,000	3,219,701
5.75% Sr. Unsec. Nts., 4/15/24[1]	490,000	510,825

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]	2,030,000	1,299,200

Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	1,265,000	1,328,250

United Rentals North America, Inc.:
4.625% Sr. Sec. Nts., 7/15/23	2,100,000	2,128,875
5.875% Sr. Unsec. Nts., 9/15/26	1,235,000	1,231,913

		13,780,439

Transportation Infrastructure—0.1%

Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36[1]	845,000	849,225

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	1,320,000	1,452,502

		2,301,727

Information Technology—2.2%

Communications Equipment—0.4%

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	1,610,000	1,155,175

Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[1]	960,000	1,089,600

CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	975,000	1,004,250

Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	1,345,000	1,276,916

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	730,000	722,700

Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	535,000	556,400

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	971,000	1,003,771

		6,808,812

Electronic Equipment, Instruments, & Components—0.3%

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]	2,065,000	2,090,812

CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	700,000	706,643

	Principal Amount	Value

Electronic Equipment, Instruments, & Components (Continued)

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	$722,000	$732,830

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22	1,955,000	2,082,075

		5,612,360

Internet Software & Services—0.1%

Baidu, Inc., 4.125% Sr. Unsec. Nts., 6/30/25	725,000	762,775

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	1,445,000	1,510,025

		2,272,800

IT Services—0.3%

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	474,000	480,822

Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	626,000	642,809

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	1,880,000	1,739,000

Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	1,585,000	1,620,662

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	506,000	510,133

Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	301,000	348,271

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	222,000	223,962
6.75% Sr. Unsec. Nts., 2/1/17	111,000	113,996

		5,679,655

Semiconductors & Semiconductor Equipment—0.3%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	156,000	182,598

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]	575,000	493,063
5.875% Sr. Unsec. Nts., 2/15/22	755,000	713,475
7.50% Sr. Sec. Nts., 9/15/23[1]	245,000	262,542

NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	2,540,000	2,590,800

		4,242,478

Software—0.2%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	659,000	660,827
4.375% Sr. Unsec. Nts., 6/15/25	185,000	193,798

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	775,000	585,125

Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	595,000	566,737

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	401,000	408,018

Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	437,000	468,948

		2,883,453

Technology Hardware, Storage & Peripherals—0.6%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	452,000	494,051

Denali International LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]	1,225,000	1,288,087

Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	2,231,000	2,287,032
5.875% Sr. Unsec. Nts., 6/15/21[1]	710,000	728,304
6.02% Sr. Sec. Nts., 6/15/26[1]	1,898,000	1,972,793
7.125% Sr. Unsec. Nts., 6/15/24[1]	745,000	779,271

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]	693,000	702,197
6.35% Sr. Unsec. Nts., 10/15/45[1]	436,000	434,523

NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	520,000	533,000

22        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Technology Hardware, Storage & Peripherals (Continued)

Western Digital Corp., 7.375% Sr. Sec. Nts., 4/1/23[1]		$ 1,280,000	$1,366,400

			10,585,658

Materials—3.8%

Chemicals—1.2%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		258,000	263,042
4.125% Sr. Unsec. Nts., 3/15/35		129,000	125,044

Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[2,10]	EUR	2,535,000	2,915,786

Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[1]		1,140,000	1,325,250

Chemours Co. (The):
6.625% Sr. Unsec. Nts., 5/15/23		780,000	666,900
7.00% Sr. Unsec. Nts., 5/15/25		660,000	556,875

Chemtura Corp., 5.75% Sr. Unsec. Nts., 7/15/21		740,000	751,100

Eastman Chemical Co.:
2.40% Sr. Unsec. Nts., 6/1/17		116,000	117,100
4.65% Sr. Unsec. Nts., 10/15/44		187,000	192,693

Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19		803,000	813,975

Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		2,125,000	1,787,763

Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22		1,010,000	1,004,950

Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]		340,000	347,225

LyondellBasell Industries NV, 5% Sr. Unsec. Nts., 4/15/19		474,000	513,586

NOVA Chemicals Corp.:
5.00% Sr. Unsec. Nts., 5/1/25[1]		250,000	248,125
5.25% Sr. Unsec. Nts., 8/1/23[1]		495,000	499,331

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	815,000	945,008
4.625% Sr. Unsec. Nts., 7/15/24		1,470,000	1,573,734

PQ Corp., 6.75% Sr. Sec. Nts., 11/15/22[1]		1,960,000	2,043,300

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22		692,000	707,017

Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		1,395,000	1,039,275

Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		1,260,000	941,850

Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		418,000	441,243

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]		585,000	606,713

			20,426,885

Construction Materials—0.3%

CRH America, Inc.:
5.125% Sr. Unsec. Nts., 5/18/45[1]		678,000	723,652
6.00% Sr. Unsec. Nts., 9/30/16		299,000	301,697

Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,2]		765,000	742,050

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	625,000	751,392
7.50% Sr. Unsec. Nts., 4/3/20	EUR	570,000	778,044

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		582,000	598,005

US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24[1]		745,000	746,863

			4,641,703

Containers & Packaging—1.1%

Ball Corp., 5% Sr. Unsec. Nts., 3/15/22		1,225,000	1,306,463

Berry Plastics Corp., 5.125% Sec. Nts., 7/15/23		2,200,000	2,205,500

	Principal Amount		Value

Containers & Packaging (Continued)

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		$ 1,880,000	$1,835,350

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		1,870,000	1,916,750

International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44		378,000	386,019

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		505,000	497,425

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		1,245,000	1,251,225

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		660,000	718,256

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]		745,000	755,244
5.75% Sr. Sec. Nts., 10/15/20		3,920,000	4,058,846
7.00% Sr. Unsec. Nts., 7/15/24[1]		250,000	257,844

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		1,150,000	1,187,375
5.125% Sr. Unsec. Nts., 12/1/24[1]		645,000	665,156

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		3,175,000	3,329,781

			20,371,234

Metals & Mining—1.2%

ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	250,000	162,911
5.95% Sr. Unsec. Nts., 7/31/24		65,000	61,032

Alcoa, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24		1,330,000	1,333,325
5.72% Sr. Unsec. Nts., 2/23/19		520,000	560,617

Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20		742,000	660,380

ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	2,000,000	2,216,830
6.125% Sr. Unsec. Nts., 6/1/25		730,000	730,000

BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17		965,000	967,783

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		1,250,000	990,625

Evraz Group SA, 6.75% Sr. Unsec. Nts., 1/31/22[11]		380,000	386,156

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		2,050,000	1,593,875

Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.125% Sr. Unsec. Nts., 6/15/19		500,000	507,500

Freeport-McMoRan, Inc., 2.30% Sr. Unsec. Nts., 11/14/17		495,000	488,812

Glencore Finance Canada Ltd.:
2.70% Sr. Unsec. Nts., 10/25/17[1]		640,000	637,803
3.60% Sr. Unsec. Nts., 1/15/17[1]		509,000	509,320

Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[1]		1,140,000	1,050,340

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		173,000	175,615

JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		235,000	216,342

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		260,000	271,719

Novelis, Inc.:
8.375% Sr. Unsec. Nts., 12/15/17		1,112,000	1,137,715
8.75% Sr. Unsec. Nts., 12/15/20		1,285,000	1,340,191

Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25		390,000	410,526

Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		1,160,000	1,093,980

23        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Metals & Mining (Continued)

Teck Resources Ltd.:
8.00% Sr. Unsec. Nts., 6/1/21[1]		$ 250,000	$258,125
8.50% Sr. Unsec. Nts., 6/1/24[1]		250,000	260,000

United States Steel Corp., 8.375% Sr. Sec. Nts., 7/1/21[1]		495,000	522,844

Vale Overseas Ltd., 5.875% Sr. Unsec. Nts., 6/10/21		805,000	808,019

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		560,000	518,000

Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]		755,000	768,212

			20,638,597

Paper & Forest Products—0.0%

Metsa Board OYJ, 4% Sr. Unsec. Nts., 3/13/19	EUR	300,000	355,638

Telecommunication Services—3.5%

Diversified Telecommunication Services—2.6%

AT&T, Inc.:
4.125% Sr. Unsec. Nts., 2/17/26		495,000	532,788
4.35% Sr. Unsec. Nts., 6/15/45		1,289,000	1,254,925

British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30		719,000	1,106,979

CenturyLink, Inc.:
6.45% Sr. Unsec. Nts., Series S, 6/15/21		1,940,000	1,976,375
7.50% Sr. Unsec. Nts., Series Y, 4/1/24		1,235,000	1,250,437

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]		2,475,000	2,512,125

Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[1]		958,000	964,512

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/191		3,600,000	3,559,500

Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23		2,190,000	1,971,000
10.50% Sr. Unsec. Nts., 9/15/22		1,595,000	1,693,691

Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20		745,000	534,537

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		3,045,000	4,223,927

Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22		130,000	131,787
5.625% Sr. Unsec. Nts., 2/1/23		1,930,000	1,955,341

Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16		165,000	165,624

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		6,579,000	6,875,055

Telecom Italia SpA, 3.625% Sr. Unsec. Nts., 1/19/24[11]	EUR	1,980,000	2,339,093

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18		577,000	592,712
7.045% Sr. Unsec. Unsub. Nts., 6/20/36		228,000	293,763

T-Mobile USA, Inc.:
6.00% Sr. Unsec. Nts., 4/15/24		985,000	1,026,863
6.25% Sr. Unsec. Nts., 4/1/21		2,670,000	2,795,143

Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24		250,000	266,845
4.50% Sr. Unsec. Nts., 9/15/20		1,071,000	1,190,295
4.522% Sr. Unsec. Nts., 9/15/48		1,433,000	1,486,553
5.012% Sr. Unsec. Nts., 8/21/54		146,000	155,723

Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23		1,155,000	975,975
7.75% Sr. Unsec. Nts., 10/1/21		2,180,000	2,065,550

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23		1,345,000	1,378,625

			45,275,743

	Principal Amount		Value

Wireless Telecommunication Services—0.9%

Bharti Airtel International Netherlands BV:
5.125% Sr. Unsec. Nts., 3/11/23[1]		$ 695,000	$753,153
5.35% Sr. Unsec. Nts., 5/20/24[1]		390,000	432,601

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]		1,440,000	1,231,200

GTH Finance BV:
6.25% Sr. Unsec. Nts., 4/26/20[1]		320,000	332,645
7.25% Sr. Unsec. Nts., 4/26/23[1]		485,000	506,825

Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25		709,000	759,334

Sprint Communications, Inc., 7% Sr. Unsec. Nts., 3/1/20[1]		1,315,000	1,383,367

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		1,915,000	1,575,087

Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[2,10]	GBP	3,385,000	4,576,931

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[2,10]	EUR	2,890,000	3,367,953

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	1,030,000	1,127,573

			16,046,669

Utilities—3.0%

Electric Utilities—1.5%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]		291,000	317,745

American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]		250,000	272,766

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]		482,000	496,610

Edison International:
2.95% Sr. Unsec. Nts., 3/15/23		539,000	553,450
3.75% Sr. Unsec. Unsub. Nts., 9/15/17		843,000	868,229

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[1]		5,366,000	5,701,375

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,10]		2,247,000	2,148,694
5.625% Jr. Sub. Perpetual Bonds[1,2,10]		1,135,000	1,085,344
6.00% Jr. Sub. Perpetual Bonds[2,10]	GBP	1,015,000	1,213,677

Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19[1]		239,000	241,925

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		728,000	768,430

Enel SpA, 5% Jr. Sub. Nts., 1/15/75[2]	EUR	3,915,000	4,583,602

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46		243,000	260,702

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46		202,000	225,602

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		348,000	392,233

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	109,600,000	2,367,425

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17		793,000	795,096

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22		411,000	433,223

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]		1,280,000	1,426,927

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18		523,000	582,676

Southern Co. (The), 1.55% Sr. Unsec. Nts., 7/1/18		356,000	358,504

Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17		596,000	601,435

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]		389,000	416,865

24        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value

Electric Utilities (Continued)

Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25		$ 431,000	$455,640

			26,568,175

Gas Utilities—0.1%

AmeriGas Partners LP/AmeriGas Finance Corp., 5.625% Sr. Unsec. Nts., 5/20/24		995,000	1,003,706

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		660,000	608,850

			1,612,556

Independent Power and Renewable Electricity Producers—0.9%

AES Corp.:
6.00% Sr. Unsec. Nts., 5/15/26		225,000	230,062
7.375% Sr. Unsec. Nts., 7/1/21		1,045,000	1,183,467

Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]		1,130,000	1,130,000
5.375% Sr. Unsec. Nts., 1/15/23		2,365,000	2,317,700
7.875% Sr. Sec. Nts., 1/15/231		638,000	676,280

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16		799,000	800,078

Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23		420,000	371,700
7.375% Sr. Unsec. Nts., 11/1/22		1,580,000	1,532,600

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[1,8]		1,487,674	1,748,017

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		935,000	748,000

Infinis plc, 7% Sr. Sec. Nts., 2/15/19	GBP	1,745,000	2,346,220

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		662,520	626,910

NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 3/15/23		1,455,000	1,440,450
7.25% Sr. Unsec. Nts., 5/15/26[1]		245,000	245,000

			15,396,484

Multi-Utilities—0.5%

CenterPoint Energy, Inc., 6.50% Sr. Unsec. Nts., 5/1/18		580,000	628,775

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24		740,000	806,423
5.05% Sr. Unsec. Unsub. Nts., 3/15/22		83,000	95,014

InterGen NV, 7% Sr. Sec. Nts., 6/30/231		1,055,000	751,688

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[2]	EUR	4,005,000	4,720,960

NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44		403,000	464,360
6.80% Sr. Unsec. Nts., 1/15/19		843,000	948,517

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17		650,000	690,314

			9,106,051

Total Corporate Bonds and Notes (Cost $868,680,472)			850,242,010

	Shares		Value

Common Stocks—0.2%

Arco Capital Corp. Ltd.[1,13,14]		690,638	$—

JP Morgan International, GDR[13]		446,838	—

Kaiser Aluminum Corp.		205	18,534

Premier Holdings Ltd.[13]		18,514	—

Valeant Pharmaceuticals International, Inc.[13]		208,970	4,208,656

Wallace Theater Holdings, Inc.[1,13]		1,525	15

Total Common Stocks (Cost $5,146,127)			4,227,205
	Units

Rights, Warrants and Certificates—0.0%

MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[13] (Cost $6,331,150)		22,685	—
	Principal Amount

Structured Securities—0.5%

Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	RUB	53,910,000	—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	RUB	97,250,000	—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,15]		1,220,885	697,683
3.054% Sr. Sec. Nts., 4/30/25[1,15]		1,555,595	888,956
3.098% Sr. Sec. Nts., 4/30/25[1,15]		1,343,008	767,471
3.131% Sr. Sec. Nts., 4/30/25[1,15]		1,200,479	686,022
3.179% Sr. Sec. Nts., 4/30/25[1,15]		1,494,694	854,153
3.231% Sr. Sec. Nts., 4/30/25[1,15]		1,705,966	974,886
3.265% Sr. Sec. Nts., 4/30/25[1,15]		1,362,868	778,820
3.346% Sr. Sec. Nts., 4/30/25[1,15]		1,281,038	732,058
69.959% Sr. Sec. Nts., 12/31/17[9,12]	BRL	5,140,000	2,338,812

LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[8,15]		2,994	—

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	34,521,042	238,197

Total Structured Securities (Cost $17,456,678)			8,957,058

Short-Term Note—1.5%

United States Treasury Bills, 0.275%, 9/22/16[15] (Cost $25,985,804)		26,000,000	25,985,804
	Shares

Investment Companies—20.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[16,17]		106,417,491	106,417,491

Oppenheimer Master Event-Linked Bond Fund, LLC[17]		3,053,962	47,116,424

Oppenheimer Master Loan Fund, LLC[17]		11,442,504	171,587,208

Oppenheimer Ultra-Short Duration Fund, Cl. Y17		7,994,509	40,052,488

Total Investment Companies (Cost $369,063,955)			365,173,611

	Counterparty		Exercise Price	Expiration Date		Contracts

Over-the-Counter Options Purchased—0.1%

AUD Currency Call[13]	BAC	AUD	1.090	8/29/16	AUD	49,550,000	85,911

CAD Currency Put[13]	DEU	CAD	1.325	9/1/16	CAD	23,590,000	136,327

CAD Currency Put[13]	RBS	CAD	1.315	8/5/16	CAD	11,638,110	55,060

EUR Currency Put[13]	RBS	EUR	1.115	7/13/16	EUR	17,665,000	201,328

GBP Currency Put[13,18]	DEU	GBP	1.300	9/28/16	GBP	1,057,684	74,191

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[13]	BOA	USD	83.000	9/16/16	USD	1,064	215,332

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[13]	BOA	USD	83.000	9/16/16	USD	936	189,428

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund Call[13]	CITNA-B	USD	83.000	9/16/16	USD	936	189,428

25        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty		Exercise Price		Expiration Date		Contracts	Value

Over-the-Counter Options Purchased (Continued)

JPY Currency Call[13,19]	DEU	JPY	120.000		8/2/16	JPY	1,520,000	$55,743

S&P 500 Index Call[13]	DEU	USD	2100.000		8/19/16	USD	20,981	783,179

TWD Currency Put[13,20]	DEU	TWD	33.000		8/5/16	TWD	584,118,093	26,285

Total Over-the-Counter Options Purchased (Cost $2,931,649)								2,012,212

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaption Purchased—0.0%

Interest Rate Swap maturing 5/30/33 Call[13] (Cost $115,675)	BAC	Receive	Six-Month GBP BBA LIBOR	3.990%	5/30/23	GBP	1,235	44,397

Total Investments, at Value (Cost $1,868,701,277)							104.5%	1,832,903,580

Net Other Assets (Liabilities)							(4.5)	(79,185,376)

Net Assets							100.0%	$1,753,718,204

Consolidated Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $528,579,717 or 30.14% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,722,432 or 0.21% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,308,583. See Note 6 of the accompanying Consolidated Notes.

7. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,296,368. See Note 6 of the accompanying Consolidated Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. Restricted security. The aggregate value of restricted securities at period end was $3,822,912, which represents 0.22% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 69.959% Sr. Sec. Nts., 12/31/17	10/16/07	$2,543,389	$2,338,812	$204,577
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 – 4/17/14	1,574,413	1,484,100	90,313

		$4,117,802	$3,822,912	$294,890

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

12. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

13. Non-income producing security.

14. Security received as the result of issuer reorganization.

15. Zero coupon bond reflects effective yield on the original acquisition date.

16. Rate shown is the 7-day yield at period end.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	92,728,261	387,767,770	374,078,540	106,417,491
Oppenheimer Master Event-Linked Bond Fund, LLC	3,158,849	—	104,887	3,053,962
Oppenheimer Master Loan Fund, LLC	6,443,877	4,998,627	—	11,442,504
Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	7,994,509	—	7,994,509

		Value	Income	Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E		$106,417,491	$400,133	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		47,116,424	1,326,051[a]	606,503 [a]
Oppenheimer Master Loan Fund, LLC		171,587,208	2,542,018 [b]	2,440,509 [b]

26        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Consolidated Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Loss

Oppenheimer Ultra-Short Duration Fund, Cl. Y	$40,052,488	$62,047	$—

Total	$365,173,611	$4,330,249	$3,047,012

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

18. Digital option becomes ineligible for exercise if at any time spot rates are less than or equal to USD 1.064 per EUR 1 or greater than or equal to USD 1.146 per EUR 1.

19. If the Spot Rate, at the Expiration Time on the Expiration Date, is (a) in respect of the First Currency Pair, greater than or equal to the First Digital Level, and (b) in respect of the Second Currency Pair, less than or equal to the Second Digital Level (a“Digital Event”) then, the In-the-Money Amount shall be the Digital Payment Amount. In all other circumstances the In-the-Money Amount will be Zero. First Currency Pair: USD/CNH, Second Currency Pair: USD/JPY, First Digital Level: CNH 7.00 per USD 1.00, Second Digital Level: JPY 120.00 per USD 1.00.

20. Knock-out option becomes ineligible for exercise if at 15:00 hours local time in Tokyo on 8/5/2016 the spot rate is greater than or equal to 105 JPY per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United States	$1,428,139,290	77.9%
United Kingdom	38,966,610	2.1
Indonesia	31,248,457	1.7
France	24,536,369	1.3
Netherlands	24,088,057	1.3
Mexico	21,253,141	1.2
Italy	19,969,000	1.1
Canada	18,691,785	1.0
Turkey	17,746,697	1.0
Supranational	16,634,702	0.9
Brazil	13,449,351	0.7
Ireland	12,890,268	0.7
Luxembourg	11,993,728	0.7
Colombia	11,982,683	0.7
Spain	10,628,892	0.6
Peru	10,473,657	0.6
Kazakhstan	9,872,830	0.5
Germany	9,430,343	0.5
India	9,361,813	0.5
Hungary	7,174,652	0.4
South Africa	6,667,233	0.4
Russia	5,936,584	0.3
Portugal	5,701,375	0.3
Argentina	5,437,145	0.3
China	5,397,687	0.3
Belgium	4,728,100	0.3
Uruguay	4,716,763	0.3
Switzerland	4,698,240	0.3
Austria	3,367,953	0.2
Australia	3,281,860	0.2
Romania	3,180,964	0.2
Morocco	2,888,511	0.2
Denmark	2,502,797	0.1
Philippines	2,367,425	0.1
Jersey, Channel Islands	2,162,559	0.1
Croatia	1,870,916	0.1
Serbia	1,848,439	0.1
Israel	1,743,475	0.1
Oman	1,680,969	0.1
Greece	1,644,575	0.1
Japan	1,608,313	0.1
United Arab Emirates	2,294,763	0.1
Jamaica	1,231,200	0.1
Sweden	1,119,358	0.1
New Zealand	1,013,088	0.1
Panama	849,225	0.0
Singapore	732,830	0.0
South Korea	632,929	0.0
Norway	606,713	0.0
Thailand	570,002	0.0
Dominican Republic	469,625	0.0
Namibia	429,450	0.0
Senegal	406,938	0.0
Finland	355,638	0.0

27        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Eurozone	$201,328	0.0%
Taiwan	26,285	0.0

Total	$1,832,903,580	100.0%

Forward Currency Exchange Contracts as of June 30, 2016
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	08/2016	EUR	7,300	USD	8,261	$—	$144,639
BAC	07/2016	IDR	72,521,000	USD	5,508	—	19,386
BAC	08/2016	MYR	22,265	USD	5,551	29,661	—
BAC	07/2016 - 08/2016	USD	21,023	IDR	291,963,000	—	998,996
BAC	07/2016	USD	8,840	SGD	12,050	—	103,309
BNP	07/2016	BRL	17,940	USD	5,589	—	4,350
BNP	08/2016	CLP	20,000	USD	29	1,215	—
BNP	07/2016	COP	89,000	USD	29	864	—
BNP	08/2016	MXN	344,600	USD	18,267	512,838	—
BNP	07/2016 - 08/2016	USD	10,523	BRL	35,510	—	482,187
BNP	08/2016	USD	3,843	MXN	71,100	—	31,370
BOA	07/2016	BRL	20,070	USD	5,531	716,649	—
BOA	11/2016	EUR	950	USD	1,086	—	26,561
BOA	07/2016 - 08/2016	IDR	230,923,000	USD	17,262	209,743	32,048
BOA	08/2016	INR	606,000	USD	8,910	8,480	—
BOA	11/2016	MXN	161,100	USD	8,563	125,647	—
BOA	08/2016	MYR	20,355	USD	5,052	49,576	—
BOA	07/2016	PLN	56,120	USD	14,451	—	226,673
BOA	07/2016	TRY	10,650	USD	3,629	73,399	—
BOA	07/2016	USD	6,253	BRL	20,070	4,866	—
BOA	07/2016	USD	14,433	EUR	12,730	304,605	—
BOA	11/2016	USD	7,271	GBP	5,025	571,709	—
BOA	07/2016	USD	8,713	IDR	119,890,000	—	360,730
BOA	08/2016 - 11/2016	USD	13,351	MXN	250,200	—	191,534
BOA	07/2016	USD	18,968	PLN	74,450	183,107	74,478
BOA	07/2016	USD	15,304	TRY	45,340	—	443,481
BOA	08/2016	ZAR	274,090	USD	17,594	823,895	—
CITNA-B	11/2016	EUR	1,435	USD	1,618	—	17,661
CITNA-B	11/2016	MXN	16,200	USD	845	28,215	—
CITNA-B	07/2016	PLN	26,250	USD	6,643	6,803	—
CITNA-B	07/2016	TRY	24,870	USD	8,511	135,007	—
CITNA-B	08/2016	USD	4,218	HUF	1,199,000	33,759	29,177
CITNA-B	07/2016	USD	5,361	PLN	21,390	—	60,325
DEU	08/2016 - 11/2016	EUR	9,720	USD	10,909	—	93,073
DEU	08/2016	HUF	1,472,000	USD	5,285	—	111,991
DEU	07/2016	TRY	40,890	USD	13,999	158,574	—
DEU	11/2016	USD	476	EUR	415	12,722	—
GSCO-OT	07/2016	AUD	12,740	USD	9,376	116,965	—
GSCO-OT	07/2016	BRL	7,240	USD	2,158	96,185	—
GSCO-OT	07/2016	IDR	121,868,000	USD	8,656	567,749	—
GSCO-OT	07/2016	USD	9,409	AUD	12,740	—	83,523
GSCO-OT	07/2016 - 08/2016	USD	4,444	BRL	14,640	1,755	94,637
GSCO-OT	07/2016 - 08/2016	USD	12,118	IDR	166,389,000	17,627	477,666
HSBC	11/2016	EUR	8,325	USD	9,392	9,286	114,693
HSBC	11/2016	GBP	7,865	USD	11,247	—	760,527
HSBC	08/2016	USD	7,854	EUR	6,890	192,930	—
JPM	08/2016	CLP	5,719,000	USD	8,325	285,968	—
JPM	11/2016	EUR	4,885	USD	5,496	—	46,371
JPM	07/2016	IDR	239,189,000	USD	17,823	280,432	—
JPM	11/2016	MXN	318,500	USD	17,033	145,042	—
JPM	07/2016	PLN	47,080	USD	11,903	34,200	7,934
JPM	07/2016	RUB	1,749,000	USD	26,800	373,610	—
JPM	07/2016	SGD	8,578	USD	6,365	1,852	—
JPM	07/2016	TRY	22,460	USD	7,651	139,166	—
JPM	11/2016	USD	10,988	EUR	9,560	325,206	—
JPM	11/2016	USD	40,972	GBP	28,125	3,473,385	—
JPM	07/2016	USD	17,946	IDR	239,189,000	33,807	190,953
JPM	08/2016 - 11/2016	USD	13,128	MXN	245,100	—	138,528
JPM	07/2016	USD	10,461	RUB	693,100	—	307,288
JPM	07/2016	USD	6,377	SGD	8,578	10,763	—
JPM	07/2016	USD	8,435	TRY	24,890	—	183,322
JPM	08/2016	USD	6,475	ZAR	98,620	—	151,800

28        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

MSCO	08/2016 - 11/2016	EUR	12,540	USD	14,226	$—	$256,885
MSCO	11/2016	GBP	5,700	USD	7,913	12,129	325,607
MSCO	11/2016	USD	25,150	EUR	22,095	501,279	—
MSCO	11/2016	USD	26	MXN	500	—	538
RBS	08/2016	BRL	17,570	USD	5,121	300,109	—
RBS	07/2016 - 08/2016	COP	31,874,000	USD	10,651	204,514	—
RBS	11/2016	USD	8,960	MXN	169,700	—	192,223
RBS	07/2016	USD	5,790	PLN	23,210	—	93,078
RBS	07/2016	USD	2,728	RUB	179,000	—	52,731
RBS	07/2016	USD	3,605	TRY	10,590	—	76,539
RBS	08/2016	USD	4,884	ZAR	73,810	—	76,000
TDB	07/2016	BRL	9,370	USD	2,919	—	2,271
TDB	11/2016	EUR	710	USD	796	—	3,951
TDB	07/2016	USD	2,606	BRL	9,370	—	310,914
TDB	08/2016	USD	8,436	CLP	5,772,000	—	254,235
TDB	07/2016	USD	5,426	COP	15,962,000	35,708	53,511
TDB	11/2016	USD	57,596	EUR	50,755	975,588	—
TDB	12/2016	USD	2,368	PHP	113,000	—	12,165
TDB	11/2016	USD	160	SGD	220	—	2,854

Total Unrealized Appreciation and Depreciation						$12,126,589	$7,722,713

Futures Contracts as of June 30, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	9/21/16	25	$4,308,594	$(38,505)
United States Treasury Long Bonds	CBT	Buy	9/21/16	27	4,653,282	247,951
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/16	727	96,679,641	(266,158)
United States Treasury Nts., 10 yr.	CBT	Buy	9/21/16	32	4,255,500	108,619
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/16	386	84,660,657	443,630
United States Treasury Nts., 5 yr.	CBT	Sell	9/30/16	28	3,420,594	(48,913)
United States Ultra Bonds	CBT	Buy	9/21/16	197	36,715,875	2,389,552

						$2,836,176

Over-the-Counter Options Written at June 30, 2016
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

AUD Currency Put	BAC	NZD	1.042	8/29/16	AUD	(49,550,000)	$268,597	$(460,150)

AUD Currency Call	BAC	NZD	1.120	8/29/16	AUD	(49,550,000)	156,651	(19,222)

CAD Currency Put	DEU	CAD	1.370	9/1/16	CAD	(24,390,000)	105,215	(41,463)

CAD Currency Call	DEU	CAD	1.260	9/1/16	CAD	(22,430,000)	94,883	(85,548)

CAD Currency Put[1]	RBS	CAD	1.325	8/5/16	CAD	(11,726,613)	103,371	(23,336)

EUR Currency Put	RBS	USD	1.075	7/13/16	EUR	(17,665,000)	142,026	(11,094)

S&P 500 Index Call	DEU	USD	2141.100	8/19/16	USD	(41,962)	902,183	(692,625)

TWD Currency Put[2]	DEU	TWD	34.000	8/5/16	TWD	(601,818,642)	23,011	(5,416)

Total Over-the-Counter Options Written							$1,795,937	$(1,338,854)

1. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.3700 CAD per 1 USD.

2. Knock-out option becomes ineligible for exercise if at 15:00 hours local time in Tokyo on 8/5/2016 the spot rate is greater than or equal to 1.05 JPY per 1 USD.

Centrally Cleared Credit Default Swaps at June 30, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.25	Buy	5.000%	12/20/20	USD	8,663	$19,443	$(354,931)

Over-the-Counter Credit Default Swaps at June 30, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/ (Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	1,165	$(136,738)	$92,009

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	4,618

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	4,618

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	250	(997)	7,622

Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	1,190	94,152	(16,892)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	168,651	(126,773)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	180,526	(126,773)

Malaysia	BOA	Buy	1.000	12/20/20	USD	765	(40,897)	10,435

Malaysia	BOA	Buy	1.000	12/20/20	USD	385	(26,693)	5,252

Malaysia	BOA	Buy	1.000	12/20/20	USD	705	(36,881)	9,617

29        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Malaysia	MOS-A	Buy	1.000%	12/20/20	USD	765	$(48,374)	$10,435

Republic of Peru	BNP	Buy	1.000	12/20/20	USD	964	(27,540)	8,242

Russian Federation	BNP	Buy	1.000	12/20/20	USD	765	(81,669)	33,715

State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	(10,004)

Total Over-the-Counter Credit Default Swaps							$115,211	$(93,879)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$1,740,000		—	EUR	BBB-
Investment Grade Sovereign Debt	660,000	EUR	—		BBB to BBB-
Non-Investment Grade Sovereign Debt	2,140,000		—	EUR	BB to B-

Total USD	$3,880,000		$—

Total EUR	660,000	EUR	—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

		Three-Month
		ZAR JIBAR
DEU	Receive	SAFEX	8.310%	6/29/26	ZAR	56,100	$3,840

		Six-Month PLN
DEU	Receive	WIBOR WIBO	1.920	6/29/21	PLN	21,650	33,493

		MXN TIIE
JPM	Pay	BANXICO	6.100	4/16/26	MXN	81,000	13,418

Total Centrally Cleared Interest Rate Swaps							$50,751

Over-the-Counter Interest Rate Swaps at June 30, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

		Three-Month
DEU	Pay	KRW CD KSDA	1.480%	4/20/18	KRW	102,630,000	$370,621

		Three-Month
DEU	Receive	KRW CD KSDA	1.670	4/20/26	KRW	21,990,000	(661,322)

SIB	Pay	BZDI	12.550	1/2/25	BRL	21,670	43,298

Total Over-the-Counter Interest Rate Swaps							$(247,403)

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso

30        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Currency abbreviations indicate amounts reporting in currencies (Continued)

EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.HY.25	Markit CDX High Yield Index
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KSDA	Korean Securities Dealers Assn.
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Consolidated Financial Statements.

31        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $1,499,637,322)	$1,467,729,969
Affiliated companies (cost $369,063,955)	365,173,611

1,832,903,580

Cash	21,021,390

Cash used for collateral on centrally cleared swaps	1,149,350

Unrealized appreciation on forward currency exchange contracts	12,126,589

Swaps, at value (premiums paid $399,909)	600,482

Centrally cleared swaps, at value	50,751

Receivables and other assets:
Investments sold (including $24,491,154 sold on a when-issued or delayed delivery basis)	52,323,007
Interest, dividends and principal paydowns	15,203,682
Shares of beneficial interest sold	119,939
Variation margin receivable	51,567
Other	176,382

Total assets	1,935,726,719

Liabilities
Bank overdraft-foreign	31,833

Unrealized depreciation on forward currency exchange contracts	7,722,713

Options written, at value (premiums received $1,795,937)	1,338,854

Swaps, at value (premiums received $515,120)	941,764

Centrally cleared swaps, at value (premiums received $19,443)	354,931

Payables and other liabilities:
Investments purchased (including $139,481,710 purchased on a when-issued or delayed delivery basis)	168,282,802
Shares of beneficial interest redeemed	2,540,333
Distribution and service plan fees	274,177
Variation margin payable	253,228
Shareholder communications	106,718
Trustees’ compensation	90,213
Other	70,949

Total liabilities	182,008,515

Net Assets	$1,753,718,204

Composition of Net Assets
Par value of shares of beneficial interest	$355,100

Additional paid-in capital	1,931,243,686

Accumulated net investment income	40,566,810

Accumulated net realized loss on investments and foreign currency transactions	(189,739,116)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(28,708,276)

Net Assets	$1,753,718,204

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $415,726,672 and 85,968,455 shares of beneficial interest outstanding)	$4.84

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,337,991,532 and 269,131,579 shares of beneficial interest outstanding)	$4.97

See accompanying Notes to Consolidated Financial Statements.

32        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$1,324,119
Dividends	1,932
Expenses	(105,237)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	1,220,814

Net investment income allocated from Oppenheimer Master Loan Fund, LLC
Interest	2,529,644
Dividends	12,374
Expenses	(204,086)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	2,337,932

Total allocation of net investment income from master funds	3,558,746

Investment Income
Interest - unaffiliated companies (net of foreign withholding taxes of $273,762)	35,040,264

Fee income on when-issued securities	999,119

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $(4))	188
Affiliated companies	462,180

Total investment income	36,501,751

Expenses
Management fees	5,342,072

Distribution and service plan fees:
Service shares	1,663,562

Transfer and shareholder servicing agent fees:
Non-Service shares	208,938
Service shares	666,367

Shareholder communications:
Non-Service shares	20,608
Service shares	65,522

Custodian fees and expenses	74,297

Trustees’ compensation	35,021

Borrowing fees	15,677

Other	119,646

Total expenses	8,211,710
Less reduction to custodian expenses	(4,526)
Less waivers and reimbursements of expenses	(417,974)

Net expenses	7,789,210

Net Investment Income	32,271,287

33        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$(44,052,484)
Closing and expiration of option contracts written	410,150
Closing and expiration of futures contracts	(949,505)
Foreign currency transactions	(20,698,389)
Swap contracts	(566,326)
Swaption contracts	1,043,475

Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(606,503)
Oppenheimer Master Loan Fund, LLC	(2,440,509)

Net realized loss	(67,860,091)

Net change in unrealized appreciation/depreciation on:
Investments	76,071,639
Translation of assets and liabilities denominated in foreign currencies	20,550,540
Futures contracts	2,423,412
Option contracts written	418,163
Swap contracts	1,536,633
Swaption contracts	1,465,085

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	676,127
Oppenheimer Master Loan Fund, LLC	5,421,469

Net change in unrealized appreciation/depreciation	108,563,068

Net Increase in Net Assets Resulting from Operations	$72,974,264

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 1 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

34        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$32,271,287	$86,850,429

Net realized loss	(67,860,091)	(53,432,958)

Net change in unrealized appreciation/depreciation	108,563,068	(75,538,414)

Net increase (decrease) in net assets resulting from operations	72,974,264	(42,120,943)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(20,719,866)	(29,479,205)
Service shares	(61,256,620)	(81,704,570)

	(81,976,486)	(111,183,775)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(11,159,809)	(120,101,219)
Service shares	(30,972,451)	(59,939,490)

	(42,132,260)	(180,040,709)

Net Assets
Total decrease	(51,134,482)	(333,345,427)

Beginning of period	1,804,852,686	2,138,198,113

End of period (including accumulated net investment income of $40,566,810 and $90,272,009, respectively)	$1,753,718,204	$1,804,852,686

See accompanying Notes to Consolidated Financial Statements.

35        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$4.88	$5.30	$5.38	$5.67	$5.38	$5.58

Income (loss) from investment operations:
Net investment income[2]	0.10	0.23	0.26	0.28	0.33	0.36
Net realized and unrealized gain (loss)	0.11	(0.34)	(0.11)	(0.29)	0.36	(0.31)

Total from investment operations	0.21	(0.11)	0.15	(0.01)	0.69	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.31)	(0.23)	(0.28)	(0.34)	(0.18)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.06)	(0.07)

Total dividends and/or distributions to shareholders	(0.25)	(0.31)	(0.23)	(0.28)	(0.40)	(0.25)

Net asset value, end of period	$4.84	$4.88	$5.30	$5.38	$5.67	$5.38

Total Return, at Net Asset Value[3]	4.38%	(2.26)%	2.84%	(0.13)%	13.53%	0.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$415,727	$429,710	$586,951	$738,741	$741,996	$648,084

Average net assets (in thousands)	$420,103	$510,765	$707,673	$734,707	$690,351	$694,868

Ratios to average net assets:[4,5]
Net investment income	3.88%	4.51%	4.73%	5.12%	6.01%	6.50%
Expenses excluding specific expenses listed below	0.78%	0.76%	0.74%	0.74%	0.77%	0.77%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.78%	0.76%	0.74%	0.74%	0.77%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.73%	0.71%	0.72%	0.71%	0.71%

Portfolio turnover rate[8]	43%	79%	93%	107%	78%	49%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	0.79%
Year Ended December 31, 2015	0.77%
Year Ended December 31, 2014	0.75%
Year Ended December 31, 2013	0.74%
Year Ended December 31, 2012	0.77%
Year Ended December 30, 2011	0.77%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2016	$877,685,156	$829,309,065
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614

See accompanying Notes to Consolidated Financial Statements.

36        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$5.00	$5.42	$5.50	$5.79	$5.49	$5.68

Income (loss) from investment operations:
Net investment income[2]	0.09	0.23	0.25	0.27	0.33	0.35
Net realized and unrealized gain (loss)	0.12	(0.35)	(0.11)	(0.29)	0.36	(0.31)

Total from investment operations	0.21	(0.12)	0.14	(0.02)	0.69	0.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.30)	(0.22)	(0.27)	(0.33)	(0.16)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.06)	(0.07)

Total dividends and/or distributions to shareholders	(0.24)	(0.30)	(0.22)	(0.27)	(0.39)	(0.23)

Net asset value, end of period	$4.97	$5.00	$5.42	$5.50	$5.79	$5.49

Total Return, at Net Asset Value[3]	4.17%	(2.49)%	2.49%	(0.37)%	13.15%	0.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,337,991	$1,375,143	$1,551,247	$1,716,026	$1,840,721	$1,604,906

Average net assets (in thousands)	$1,339,846	$1,496,350	$1,646,615	$1,794,640	$1,715,995	$1,673,715

Ratios to average net assets:[4,5]
Net investment income	3.63%	4.26%	4.48%	4.88%	5.76%	6.25%
Expenses excluding specific expenses listed below	1.03%	1.01%	0.99%	0.99%	1.02%	1.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.03%	1.01%	0.99%	0.99%	1.02%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.98%	0.96%	0.97%	0.96%	0.96%

Portfolio turnover rate[8]	43%	79%	93%	107%	78%	49%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.04%
Year Ended December 31, 2015	1.02%
Year Ended December 31, 2014	1.00%
Year Ended December 31, 2013	0.99%
Year Ended December 31, 2012	1.02%
Year Ended December 30, 2011	1.02%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 30, 2016	$877,685,156	$829,309,065
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777
Year Ended December 31, 2014	$1,348,552,640	$1,337,346,996
Year Ended December 31, 2013	$4,294,357,677	$4,679,296,373
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,233
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614

See accompanying Notes to Consolidated Financial Statements.

37        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 182,275 shares with net assets of $15,946,644 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$8,205,751
Net assets	$15,946,644
Net income (loss)	$142,380
Net realized gain (loss)	$34,779
Net change in unrealized appreciation/depreciation	$171,637

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

38        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended December 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$3,339,490
No expiration	108,831,615

Total	$112,171,105

At period end, it is estimated that the capital loss carryforwards would be $3,339,490 expiring by 2016 and $176,691,706, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation

39        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,869,221,428
Federal tax cost of other investments	21,077,861

Total federal tax cost	$1,890,299,289

Gross unrealized appreciation	$51,037,808
Gross unrealized depreciation	(80,266,235)

Net unrealized depreciation	$(29,228,427)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided

40        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$103,436,721	$16,634,701	$120,071,422
Mortgage-Backed Obligations	—	316,656,466	—	316,656,466

41        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
U.S. Government Obligations	$—	$32,041,404	$—	$32,041,404
Foreign Government Obligations	—	104,256,690	—	104,256,690
Corporate Loans	—	3,235,301	—	3,235,301
Corporate Bonds and Notes	—	850,214,210	27,800	850,242,010
Common Stocks	4,227,190	—	15	4,227,205
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	6,380,049	2,577,009	8,957,058
Short-Term Note	—	25,985,804	—	25,985,804
Investment Companies	146,469,979	—	—	146,469,979
Over-the-Counter Options Purchased	—	2,012,212	—	2,012,212
Over-the-Counter Interest Rate Swaption Purchased	—	44,397	—	44,397

Total Investments, at Value	150,697,169	1,444,263,254	19,239,525	1,614,199,948
Other Financial Instruments:
Swaps, at value	—	600,482	—	600,482
Centrally cleared swaps, at value	—	50,751	—	50,751
Futures contracts	3,189,752	—	—	3,189,752
Forward currency exchange contracts	—	12,126,589	—	12,126,589

Total Assets excluding investment companies valued using practical expedient	$153,886,921	$1,457,041,076	$19,239,525	1,630,167,522

Investment companies valued using practical expedient				218,703,632

Total Assets				$1,848,871,154

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(941,764)	$—	$(941,764)
Centrally cleared swaps, at value	—	(354,931)	—	(354,931)
Options written, at value	—	(1,338,854)	—	(1,338,854)
Futures contracts	(353,576)	—	—	(353,576)
Forward currency exchange contracts	—	(7,722,713)	—	(7,722,713)

Total Liabilities	$(353,576)	$(10,358,262)	$—	$(10,711,838)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

		Value as of December 31, 2015	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Asset-Backed Securities		$16,991,566	$—	$(417,053)	$60,188
Mortgage-Backer Obligations		16,686	(48,004)	49,339	—
Corporate Loans		7,452	(1,440,560)	1,433,108	—
Corporate Bonds and Notes		29,997	1	(2,177)	(20)
Common Stocks		1,255,935	(2,111,954)	2,061,624	—
Structured Securities		4,439,555	(146,101)	(587,883)	24,926

Total Assets		$22,741,191	$(3,746,618)	$2,536,958	$85,094

a. Included in net investment income.
	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of June 30, 2016

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$—	$—	$—	$16,634,701
Mortgage-Backed Obligations	—	(18,021)	—	—	—
Corporate Loans	—	—	—	—	—
Corporate Bonds and Notes	—	(1)	—	—	27,800
Common Stocks	—	(1,205,590)	—	—	15
Structured Securities	—	(1,153,488)	—	—	2,577,009

Total Assets	$—	$(2,377,100)	$—	$—	$19,239,525

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at period end:

42        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

Change in unrealized appreciation/ depreciation

Assets Table
Investments, at Value
Asset-Backed Securities	$(417,053)
Mortgaged-Backed Obligations
Corporate Bonds and Notes	(2,176)
Structured Securities	(587,883)

Total	$(1,007,112)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Value as of June 30, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$16,634,701	Broker quotes	N/A	N/A	N/A	(a)
Corporate Bonds and Notes	27,800	Broker quotes	N/A	N/A	N/A	(a)
		Estimated recovery
Common Stocks	15	proceeds	Nominal Value	N/A	$0.01/share	(b)
Structured Securities	2,577,009	Broker quotes	N/A	N/A	N/A	(a)

Total	$19,239,525

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b) The Fund fair values certain common stocks held at a nominal value to reflect the low probability of receipt of future payments to be received as a result of a merger. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

43        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 13.2% of Master Loan and 15.4% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$139,481,710
Sold securities	24,491,154

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual

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4. Investments and Risks (Continued)

restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$15,047,820
Market Value	$2,819,518
Market Value as % of Net Assets	0.16%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $397,823,603 and $582,320,611, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $126,861,899 and $86,136,317 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

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6. Use of Derivatives (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $515,318 and $692,521 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $386,929 and $473,607 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2015	64,770,515,000	$2,061,032
Options written	87,887,739,565	3,094,038
Options closed or expired	(128,650,000)	(410,150)
Options exercised	(151,752,432,348)	(2,948,983)

Options outstanding as of June 30, 2016	777,172,217	$1,795,937

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $17,714,455 and $19,234,473 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $3,841,011 on currency swaps which receive a fixed rate. Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease

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6. Use of Derivatives (Continued)

exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $23,593,548 and $75,530,063 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $2,624,581 and $1,690,172 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of
December 31, 2015	362,297,441	$1,043,474
Swaptions written	1,411,090,000	4,109,288
Swaptions closed or expired	(362,297,441)	(1,043,475)
Swaptions exercised	(1,411,090,000)	(4,109,287)

Swaptions outstanding as of June 30, 2016	–	$–

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain

49        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $18,322,121.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at June 30, 2016:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Banco Santander SA	$43,298	$–	$–	$–	$43,298
Bank of America NA	3,501,740	(1,355,505)	(2,146,235)	–	–
Barclays Bank plc	251,978	(251,978)	–	–	–
BNP Paribas	556,874	(544,803)	(12,071)	–	–
Citibank NA	393,212	(107,163)	(286,049)	–	–
Deutsche Bank NA	1,617,642	(1,617,642)	–	–	–
Goldman Sachs Bank USA	800,281	(655,826)	(144,455)	–	–
HSBC Bank USA NA	202,216	(202,216)	–	–	–
JPMorgan Chase Bank NA	5,103,431	(1,026,196)	(3,647,973)	–	429,262
Morgan Stanley	10,435	–	–	–	10,435
Morgan Stanley Capital Services, Inc.	513,408	(513,408)	–	–	–
Royal Bank of Scotland plc (The)	761,011	(525,001)	(236,010)	–	–
Toronto Dominion Bank	1,011,296	(639,901)	(371,395)	–	–

50        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

UBS AG	$16,858	$–	$–	$–	$16,858

	$14,783,680	$(7,439,639)	$(6,844,188)	$–	$499,853

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at June 30, 2016:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(1,355,505)	$1,355,505	$–	$–	$–
Barclays Bank plc	(1,999,248)	251,978	636,982	–	(1,110,288)
BNP Paribas	(544,803)	544,803	–	–	–
Citibank NA	(107,163)	107,163	–	–	–
Deutsche AG	(1,691,438)	1,617,642	73,796	–	–
Goldman Sachs Bank USA	(655,826)	655,826	–	–	–
HSBC Bank USA NA	(875,220)	202,216	486,009	–	(186,995)
JPMorgan Chase Bank NA	(1,026,196)	1,026,196	–	–	–
Morgan Stanley Capital Services, Inc.	(583,030)	513,408	–	–	(69,622)
Royal Bank of Scotland plc (The)	(525,001)	525,001	–	–	–
Toronto Dominion Bank	(639,901)	639,901	–	–	–

	$(10,003,331)	$7,439,639	$1,196,787	$–	$(1,366,905)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$186,563	Swaps, at value	$280,442
Interest rate contracts	Swaps, at value	413,919	Swaps, at value	661,322
Credit contracts			Centrally cleared swaps, at value	354,931
Interest rate contracts	Centrally cleared swaps, at value	50,751
Interest rate contracts	Variation margin receivable	51,567*	Variation margin payable	253,228*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	12,126,589	Unrealized depreciation on forward currency exchange contracts	7,722,713
Equity contracts			Options written, at value	692,625
Forward currency exchange contracts			Options written, at value	646,229
Equity contracts	Investments, at value	783,179**
Forward currency exchange contracts	Investments, at value	634,845**
Interest rate contracts	Investments, at value	638,585**

Total		$14,885,998		$10,611,490

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

51        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$—	$—	$—	$—	$491,211	$491,211
Equity contracts	—	—	—	819,519	—	—	819,519
Forward currency exchange contracts	(614,186)	—	410,150	—	2,264,381	(21,919)	2,038,426
Interest rate contracts	(2,037,227)	1,043,475	—	(1,769,024)	—	(1,035,618)	(3,798,394)

Total	$(2,651,413)	$1,043,475	$410,150	$(949,505)	$2,264,381	$(566,326)	$(449,238)

*Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$—	$—	$—	$—	$(305,101)	$(305,101)
Equity contracts	(119,004)	209,558	—	—	—	—	90,554
Forward currency exchange contracts	(281,450)	208,605	—	—	797,833	1,512,906	2,237,894
Interest rate contracts	98,360	—	1,465,085	2,423,412	—	328,828	4,315,685

Total	$(302,094)	$418,163	$1,465,085	$2,423,412	$797,833	$1,536,633	$6,339,032

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	1,050,891	$5,189,637	4,671,962	$23,990,179
Dividends and/or distributions reinvested	4,307,665	20,719,866	5,825,930	29,479,205
Redeemed	(7,518,956)	(37,069,312)	(33,212,336)	(173,570,603)

Net decrease	(2,160,400)	$(11,159,809)	(22,714,444)	$(120,101,219)

Service Shares
Sold	6,424,957	$32,305,881	13,496,560	$71,281,913
Dividends and/or distributions reinvested	12,375,075	61,256,620	15,712,417	81,704,570
Redeemed	(24,809,996)	(124,534,952)	(40,362,328)	(212,925,973)

Net decrease	(6,009,964)	$(30,972,451)	(11,153,351)	$(59,939,490)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$615,749,335	$699,388,201
U.S. government and government agency obligations	34,182,366	38,946,758
To Be Announced (TBA) mortgage-related securities	877,685,156	829,309,065

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the

52        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.61% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $90,200.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $327,774 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

53        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

54        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

55        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources.

This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Strategic Income Fund/VA	6/21/16	85.0%	0.0%	15.0%

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59        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Michael A. Mata. Vice President
Hemant Baijal, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2016
Oppenheimer
Equity Income Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGER: Michael S. Levine, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/16

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	1/2/03	0.36%	-9.51%	6.00%	6.41%
Service Shares	9/18/06	0.28	-9.73	5.65	3.47*
Russell 1000 Value Index		6.30	2.86	11.35	6.13

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	4.7%
JPMorgan Chase & Co.	3.6
Assured Guaranty Ltd.	3.3
Merck & Co., Inc.	2.7
Chevron Corp.	2.4
Pfizer, Inc.	2.4
AT&T, Inc.	2.3
Apple, Inc.	2.2
Wells Fargo & Co.	2.2
Royal Dutch Shell plc, Cl. A, Sponsored ADR	2.1

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of common stocks.

2        OPPENHEIMER EQUITY INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned 0.36% during the reporting period. In comparison, the Fund underperformed the Russell 1000 Value Index (the “Index”), which returned 6.30%. On a sector basis, the most significant detractors from performance versus the Index included stock selection and overweight positions in financials and consumer discretionary, and stock selection in information technology and health care. The Fund outperformed the Index within the consumer staples sector due to stock selection and the telecommunication services sector as a result of an overweight position.

MARKET OVERVIEW

The first half of 2016 was a volatile time for global equity markets. Concerns about slowing global economic growth, a sharp drop in crude oil prices in early 2016, and sharp declines in global interest rates contributed to a tumultuous environment. March saw a temporary relief rally as communication from the Fed turned more accommodative in light of this weak start to the year. Furthermore, an apparent bottom in commodity prices helped investor sentiment. However, unanswered questions, including how quickly the Fed would raise interest rates and whether Britain would decide to exit the E.U. on its June 23 vote, made for an uncertain period. The U.K. surprised the markets by ultimately deciding to exit the E.U. As a result, markets dropped sharply and remained volatile through the reporting period’s end.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included AT&T, Inc., Communications Sales & Leasing, Inc. (CSAL) and Chevron Corp.

AT&T performed well during the reporting period as its defensive characteristics and attractive dividend yield appealed to investors.

CSAL is a telecom infrastructure real estate investment trust (REIT) created from the separation from Windstream last year. After performing very poorly post separation, CSAL rebounded strongly during the reporting period as the company diversified its tenant base which assuaged investor concerns about the sustainability of the dividend. We’ve trimmed our position modestly as the stock has appreciated, but with an 8% yield we continue to like the name.

Chevron benefited from the sharp bounce off the oil price lows seen in the first quarter of 2016. Furthermore, Chevron’s attractive yield and more focused capital spending plans were rewarded by the market.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included Citigroup, Inc., United Continental Holdings, Inc. (“United”) and Allergan plc.

Citigroup is a leading money center banking company. Financials in general and Citi in particular had a difficult reporting period due to credit concerns surrounding energy exposures as well as continued very low interest rates. While both of these concerns are valid, we believe the fears are more than discounted in Citi’s stock, as well as in the stock of many Financials. Energy losses are going to increase, but we believe Citi should be well prepared for them. Also, while low interest rates are a negative for financials, we believe Citi’s stock already reflects this. We received encouraging news from the Fed’s Comprehensive Capital Analysis and Review (CCAR) process during the second quarter that could lead to an increased dividend and larger share buyback.

United detracted from performance as industry revenue trends remain somewhat soft and concerns about international travel increased following the Brexit vote. We own United because we believe airline industry fundamentals have structurally improved following years/decades of poor industry operating performance. Industry consolidation and better management execution have resulted in record levels of profitability while lower oil prices have also helped. While United has lagged the industry following its merger with Continental a few years ago, we believe the company will be able to close the margin gap with its peer group.

Allergan, formerly known as Actavis, is a specialty pharmaceuticals manufacturer. Last July, Allergan announced the sale of its generic business, which sells approximately 1,000 generic and branded generic products globally, to Teva Pharmaceuticals for approximately $40 billion. The transaction is expected to close in the first half of 2016 and may allow the company to pursue additional opportunities in its expanding branded pharmaceuticals business. In November 2015, the company announced that it was merging with Pfizer to create a global pharmaceuticals company, and expected the deal to close in the second half of 2016. Allergan declined in the first quarter as concerns increased during March about the likelihood of the transaction closing. Subsequently, the merger was called off in early April after unprecedented actions by the U.S. Treasury department made the economics of the transaction unattractive.

3        OPPENHEIMER EQUITY INCOME FUND/VA

STRATEGY & OUTLOOK

The economic and market environment remain extremely volatile. While the U.S. economy continues to grow, it is unlikely that growth will be robust. Recent concerns about job growth, the fallout from the Brexit vote and continued declines in interest rates are all weighing on sentiment—both investor sentiment and corporate investment intentions. On the positive side, we are encouraged that commodity prices appear to have found a floor and we expect crude oil supply/ demand to improve during the second half of the year which should lend further support to commodity prices. While higher energy prices would offset some of the tailwinds consumers have been experiencing for the past 18 months, we think stable to modestly higher commodity prices will be a net positive to the manufacturing economy. We remain disciplined regarding valuations and, as a result, we see the potential for heightened risk in safe haven asset classes that have been performing well of late. While value stocks have significantly underperformed the market during the past few years, we continue to believe that the Fund is well positioned to benefit when value investing begins to outperform again. Furthermore, we continue to target an above-average dividend yield.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER EQUITY INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Non-Service shares	$1,000.00	$1,003.60	$3.99
Service shares	1,000.00	1,002.80	5.24

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.89	4.03
Service shares	1,000.00	1,019.64	5.29

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value

Common Stocks—86.9%

Consumer Discretionary—9.3%

Auto Components—0.4%

Lear Corp.	270	$27,475

Automobiles—3.1%

Ford Motor Co.[1]	9,798	123,161

General Motors Co.	4,140	117,162

		240,323

Hotels, Restaurants & Leisure—0.9%

Extended Stay America, Inc.	4,850	72,508

Household Durables—2.8%

Beazer Homes USA, Inc.[2]	2,700	20,925

CalAtlantic Group, Inc.	2,875	105,541

MDC Holdings, Inc.	1,975	48,072

PulteGroup, Inc.	2,425	47,263

		221,801

Media—0.3%

Comcast Corp., Cl. A	355	23,142

Multiline Retail—1.3%

Kohl’s Corp.	930	35,266

Macy’s, Inc.	1,155	38,819

Target Corp.	390	27,230

		101,315

Specialty Retail—0.5%

Best Buy Co., Inc.	705	21,573

Staples, Inc.	2,000	17,240

		38,813

Consumer Staples—6.2%

Beverages—0.9%

Coca-Cola Co. (The)	675	30,598

Molson Coors Brewing Co., Cl. B	370	37,418

		68,016

Food & Staples Retailing—1.6%

Walgreens Boots Alliance, Inc.	785	65,367

Wal-Mart Stores, Inc.	820	59,876

		125,243

Food Products—1.9%

Kraft Heinz Co. (The)	1,360	120,333

Pinnacle Foods, Inc.	510	23,608

		143,941

Household Products—0.7%

Procter & Gamble Co. (The)	680	57,576

Tobacco—1.1%

Philip Morris International, Inc.	850	86,462

Energy—9.4%

Oil, Gas & Consumable Fuels—9.4%

BP plc, Sponsored ADR	2,850	101,203

Chevron Corp.	1,785	187,122

Exxon Mobil Corp.	1,550	145,297

Kinder Morgan, Inc.	2,935	54,943

Marathon Oil Corp.	3,825	57,413

Royal Dutch Shell plc, Cl. A, Sponsored ADR	2,885	159,310

Williams Cos., Inc. (The)	1,135	24,550

		729,838

Financials—29.4%

Capital Markets—4.6%

Goldman Sachs Group, Inc. (The)	960	142,637

KKR & Co. LP3	7,475	92,242

Morgan Stanley	4,885	126,912

		361,791

	Shares	Value

Commercial Banks—11.5%

Bank of America Corp.	5,940	$78,824

Citigroup, Inc.	8,600	364,554

JPMorgan Chase & Co.	4,430	275,280

Wells Fargo & Co.	3,675	173,938

		892,596

Insurance—6.9%

American International Group, Inc.	1,700	89,913

Assured Guaranty Ltd.	10,125	256,871

MBIA, Inc.[2]	6,475	44,224

MetLife, Inc.	3,725	148,367

		539,375

Real Estate Investment Trusts (REITs)—5.0%

Apollo Commercial Real Estate Finance, Inc.	525	8,437

Blackstone Mortgage Trust, Inc., Cl. A	2,195	60,735

Colony Capital, Inc., Cl. A	4,685	71,915

Communications Sales & Leasing, Inc.	2,790	80,631

iStar, Inc.[2]	3,075	29,489

NorthStar Realty Finance Corp.	2,825	32,290

Starwood Property Trust, Inc.	3,025	62,678

Two Harbors Investment Corp.	5,000	42,800

		388,975

Real Estate Management & Development—0.1%

Realogy Holdings Corp.[2]	160	4,643

Thrifts & Mortgage Finance—1.3%

MGIC Investment Corp.[2]	2,970	17,672

Radian Group, Inc.	7,950	82,839

		100,511

Health Care—10.0%

Biotechnology—1.4%

AbbVie, Inc.	1,700	105,247

Health Care Equipment & Supplies—1.7%

Abbott Laboratories	770	30,269

Medtronic plc	1,215	105,425

		135,694

Pharmaceuticals—6.9%

Allergan plc[2]	50	11,555

Johnson & Johnson	625	75,812

Merck & Co., Inc.	3,675	211,717

Pfizer, Inc.	5,240	184,500

Roche Holding AG, Sponsored ADR	1,225	40,364

Teva Pharmaceutical Industries Ltd., Sponsored ADR	275	13,813

		537,761

Industrials—5.7%

Aerospace & Defense—0.5%

General Dynamics Corp.	87	12,114

United Technologies Corp.	280	28,714

		40,828

Airlines—1.3%

United Continental Holdings, Inc.[2]	2,420	99,317

Commercial Services & Supplies—1.0%

R.R. Donnelley & Sons Co.	4,475	75,717

Electrical Equipment—1.1%

Eaton Corp. plc	650	38,824

General Cable Corp.	3,570	45,375

		84,199

Industrial Conglomerates—1.5%

General Electric Co.	3,850	121,198

Road & Rail—0.3%

CSX Corp.	910	23,733

6        OPPENHEIMER EQUITY INCOME FUND/VA

	Shares	Value

Information Technology—9.8%

Communications Equipment—1.4%

Cisco Systems, Inc.	3,675	$105,436

Internet Software & Services—1.1%

Alphabet, Inc., Cl. C2	118	81,668

IT Services—0.4%

International Business Machines Corp.	220	33,392

Semiconductors & Semiconductor Equipment—2.1%

Cypress Semiconductor Corp.	2,175	22,946

Intel Corp.	1,000	32,800

Micron Technology, Inc.[2]	2,315	31,854

QUALCOMM, Inc.	1,370	73,391

		160,991

Software—2.4%

Microsoft Corp.	2,955	151,207

Oracle Corp.	900	36,837

		188,044

Technology Hardware, Storage & Peripherals—2.4%

Apple, Inc.	1,830	174,948

HP, Inc.	1,075	13,491

		188,439

Materials—1.3%

Chemicals—0.4%

LyondellBasell Industries NV, Cl. A	425	31,629

Containers & Packaging—0.5%

International Paper Co.	900	38,142

Paper & Forest Products—0.4%

Domtar Corp.	945	33,084

Telecommunication Services—3.0%

Diversified Telecommunication Services—3.0%

AT&T, Inc.	4,100	177,161

Frontier Communications Corp.	11,000	54,340

		231,501

Utilities—2.8%

Electric Utilities—2.3%

American Electric Power Co., Inc.	1,250	87,612

Exelon Corp.	250	9,090

PPL Corp.	2,225	83,994

		180,696

	Shares	Value

Independent Power and Renewable Electricity Producers—0.5%

NRG Energy, Inc.	2,600	$38,974

Total Common Stocks (Cost $ 6,321,259)		6,760,034

Preferred Stocks—9.0%

Allergan plc, 5.50% Cv., Series A	180	150,052

American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	1,050	28,192

Dominion Resources, Inc., 6.375% Cv.	495	25,661

Exelon Corp., 6.50% Cv.	1,310	64,635

Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	1,525	144,601

iStar, Inc., 4.50% Cv., Non-Vtg.	2,100	95,634

Post Holdings, Inc., 5.25% Cv.	585	85,158

Teva Pharmaceutical Industries Ltd.,
7% Cv., Non-Vtg.	132	109,164

Total Preferred Stocks (Cost $730,962)		703,097

	Units

Rights, Warrants and Certificates—0.0%

Kinder Morgan, Inc. Wts., Strike Price $40,
Exp. 5/25/172 (Cost $14,395)	4,000	68
	Principal Amount

Non-Convertible Corporate Bonds and Notes—0.2%

J.C. Penney Corp., Inc., 5.65% Sr.
Unsec. Nts., 6/1/20 (Cost $14,848)	$18,500	17,482

Convertible Corporate Bonds and Notes—1.9%

MGIC Investment Corp.:
2.00% Cv. Sr. Unsec. Nts., 4/1/20	31,000	34,565
9.00% Cv. Jr. Sub. Nts., 4/1/63[4]	32,000	36,040

Navistar International Corp., 4.75% Cv. Sr. Sub. Nts., 4/15/19	126,000	74,419

Total Convertible Corporate Bonds and Notes
(Cost $188,480)		145,024

	Shares

Structured Security—0.2%

Barclays Bank plc, Alcoa, Inc. Equity
Linked Nts., 10/4/17[2] (Cost $16,983)	450	14,346

Investment Company—2.0%

Oppenheimer Institutional Money Market
Fund, Cl. E, 0.49%[5,6] (Cost $152,436)	152,436	152,436

		Exercise Price	Expiration Date		Contracts

Exchange-Traded Option Purchased—0.0%

Navistar International Corp. Put[2] (Cost $122)	USD	8.000	7/15/16	USD	2	50

Total Investments, at Value (Cost $7,439,485)					100.2%	7,792,537

Net Other Assets (Liabilities)					(0.2)	(15,934)

Net Assets					100.0%	$7,776,603

Footnotes to Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $ 117,190

2. Non-income producing security.

3. Security is a Master Limited Partnership.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $36,040 or 0.46% of the Fund’s net assets at period end.

5. Rate shown is the 7-day yield at period end.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2015	Additions	Reductions	June 30, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	60,375	768,787	676,726	152,436

7        OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$152,436	$95

Exchange-Traded Options Written at June 30, 2016

Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

American Electric Power Co., Inc. Call	USD	67.500	8/19/16	USD	(4)	$556	$(1,280)

AT&T, Inc. Call	USD	40.000	7/15/16	USD	(20)	1,539	(6,280)

Best Buy Co., Inc. Call	USD	31.000	7/15/16	USD	(1)	55	(55)

Chevron Corp. Call	USD	100.000	7/15/16	USD	(5)	1,735	(2,415)

Kinder Morgan, Inc. Call	USD	18.000	7/15/16	USD	(1)	58	(86)

Marathon Oil Corp. Call	USD	14.000	7/15/16	USD	(2)	248	(240)

Micron Technology, Inc. Call	USD	13.000	7/15/16	USD	(1)	82	(107)

NRG Energy, Inc. Call	USD	14.000	7/15/16	USD	(5)	460	(588)

PPL Corp. Call	USD	39.000	7/15/16	USD	(5)	320	(50)

Total Exchange-Traded Options Written						$5,053	$ (11,101)

See accompanying Notes to Financial Statements.

8        OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $7,287,049)	$7,640,101
Affiliated companies (cost $152,436)	152,436

7,792,537

Cash	6,694

Receivables and other assets:
Investments sold	24,102
Interest and dividends	17,871
Shares of beneficial interest sold	429
Other	12,627

Total assets	7,854,260

Liabilities
Options written, at value (premiums received $5,053)	11,101

Payables and other liabilities:
Investments purchased	38,829
Trustees’ compensation	10,354
Legal, auditing and other professional fees	6,578
Shareholder communications	4,811
Shares of beneficial interest redeemed	4,249
Distribution and service plan fees	1,526
Other	209

Total liabilities	77,657

Net Assets	$7,776,603

Composition of Net Assets
Par value of shares of beneficial interest	$701

Additional paid-in capital	8,025,173

Accumulated net investment loss	(80,845)

Accumulated net realized loss on investments	(515,430)

Net unrealized appreciation on investments	347,004

Net Assets	$7,776,603

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $336,925 and 36,914 shares of beneficial interest outstanding)	$9.13

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $7,439,678 and 663,870 shares of beneficial interest outstanding)	$11.21

See accompanying Notes to Financial Statements.

9        OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $ 1,714)	$ 141,678
Affiliated companies	95

Interest	9,055

Total investment income	150,828

Expenses
Management fees	29,149

Distribution and service plan fees:
Service shares	9,306

Transfer and shareholder servicing agent fees:
Non-Service shares	158
Service shares	3,729

Shareholder communications:
Non-Service shares	115
Service shares	2,696

Legal, auditing and other professional fees	28,024

Trustees’ compensation	4,955

Custodian fees and expenses	718

Borrowing fees	78

Other	1,693

Total expenses	80,621
Less reduction to custodian expenses	(1)
Less waivers and reimbursements of expenses	(40,037)

Net expenses	40,583

Net Investment Income	110,245

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	(236,071)
Closing and expiration of option contracts written	12,135
Short Positions	(149)

Net realized loss	(224,085)

Net change in unrealized appreciation/depreciation on:
Investments	108,349
Option contracts written	(10,910)

Net change in unrealized appreciation/depreciation	97,439

Net Decrease in Net Assets Resulting from Operations	$ (16,401)

See accompanying Notes to Financial Statements.

10        OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$110,245	$257,353

Net realized loss	(224,085)	(151,710)

Net change in unrealized appreciation/depreciation	97,439	(1,094,652)

Net decrease in net assets resulting from operations	(16,401)	(989,009)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(21,464)	(10,233)
Service shares	(396,306)	(287,911)

	(417,770)	(298,144)

Distributions from net realized gain:
Non-Service shares	—	(25,987)
Service shares	—	(746,892)

	—	(772,879)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	31,515	91,789
Service shares	(340,596)	(1,019,497)

	(309,081)	(927,708)

Net Assets
Total decrease	(743,252)	(2,987,740)

Beginning of period	8,519,855	11,507,595

End of period (including accumulated net investment income (loss) of $(80,845) and $226,680, respectively)	$7,776,603	$8,519,855

See accompanying Notes to Financial Statements.

11        OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$9.72	$12.09	$11.64	$9.15	$8.00	$8.49

Income (loss) from investment operations:
Net investment income[2]	0.14	0.29	0.25	0.21	0.16	0.15
Net realized and unrealized gain (loss)	(0.11)	(1.28)	1.01	2.42	1.11	(0.56)

Total from investment operations	0.03	(0.99)	1.26	2.63	1.27	(0.41)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.62)	(0.39)	(0.22)	(0.14)	(0.12)	(0.08)
Distributions from net realized gain	0.00	(0.99)	(0.59)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.62)	(1.38)	(0.81)	(0.14)	(0.12)	(0.08)

Net asset value, end of period	$9.13	$9.72	$12.09	$11.64	$9.15	$8.00

Total Return, at Net Asset Value[3]	0.36%	(9.58)%	11.08%	28.93%	16.08%	(4.93)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$337	$325	$302	$227	$154	$104

Average net assets (in thousands)	$318	$318	$266	$195	$132	$101

Ratios to average net assets:[4]
Net investment income	2.96%	2.64%	2.08%	2.00%	1.82%	1.78%
Expenses excluding specific expenses listed below	1.84%	1.52%	1.42%	1.64%	1.75%	1.83%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.84%	1.52%	1.42%	1.64%	1.75%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate	23%	44%	40%	159%	87%	86%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.84%
Year Ended December 31, 2015	1.52%
Year Ended December 31, 2014	1.42%
Year Ended December 31, 2013	1.64%
Year Ended December 31, 2012	1.75%
Year Ended December 30, 2011	1.83%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER EQUITY INCOME FUND/VA

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$11.81	$14.43	$13.78	$10.83	$9.69	$10.23

Income (loss) from investment operations:
Net investment income[2]	0.16	0.33	0.26	0.22	0.13	0.11
Net realized and unrealized gain (loss)	(0.13)	(1.58)	1.19	2.87	1.13	(0.56)

Total from investment operations	0.03	(1.25)	1.45	3.09	1.26	(0.45)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.63)	(0.38)	(0.21)	(0.14)	(0.12)	(0.09)
Distributions from net realized gain	0.00	(0.99)	(0.59)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.63)	(1.37)	(0.80)	(0.14)	(0.12)	(0.09)

Net asset value, end of period	$11.21	$11.81	$14.43	$13.78	$10.83	$9.69

Total Return, at Net Asset Value[3]	0.28%	(9.82)%	10.73%	28.70%	13.09%	(4.48)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,440	$8,195	$11,206	$10,862	$6,897	$6,885

Average net assets (in thousands)	$7,490	$10,265	$11,020	$8,549	$7,095	$7,449

Ratios to average net assets:[4]
Net investment income	2.83%	2.43%	1.82%	1.78%	1.26%	1.08%
Expenses excluding specific expenses listed below	2.09%	1.76%	1.67%	1.89%	1.93%	1.90%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	2.09%	1.76%	1.67%	1.89%	1.93%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.04%	1.05%

Portfolio turnover rate	23%	44%	40%	159%	87%	86%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	2.09%
Year Ended December 31, 2015	1.76%
Year Ended December 31, 2014	1.67%
Year Ended December 31, 2013	1.89%
Year Ended December 31, 2012	1.93%
Year Ended December 30, 2011	1.90%

See accompanying Notes to Financial Statements.

13        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Equity Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to

14        OPPENHEIMER EQUITY INCOME FUND/VA

2. Significant Accounting Policies (Continued)

distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$204,205

At period end, it is estimated that the capital loss carryforwards would be $428,290 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,518,023
Federal tax cost of other investments	(5,053)

Total federal tax cost	$7,512,970

Gross unrealized appreciation	$774,576
Gross unrealized depreciation	(506,110)

Net unrealized appreciation	$268,466

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is

15        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

16        OPPENHEIMER EQUITY INCOME FUND/VA

3. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$725,377	$—	$—	$725,377
Consumer Staples	481,238	—	—	481,238
Energy	729,838	—	—	729,838
Financials	2,287,891	—	—	2,287,891
Health Care	778,702	—	—	778,702
Industrials	444,992	—	—	444,992
Information Technology	757,970	—	—	757,970
Materials	102,855	—	—	102,855
Telecommunication Services	231,501	—	—	231,501
Utilities	219,670	—	—	219,670
Preferred Stocks	607,463	95,634	—	703,097
Rights, Warrants and Certificates	68	—	—	68
Non-Convertible Corporate Bond and Note	—	17,482	—	17,482
Convertible Corporate Bonds and Notes	—	145,024	—	145,024
Structured Security	—	14,346	—	14,346
Investment Company	152,436	—	—	152,436
Exchange-Traded Option Purchased	50	—	—	50

Total Assets	$7,520,051	$272,486	$—	$7,792,537

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(11,101)	$—	$(11,101)

Total Liabilities	$—	$(11,101)	$—	$(11,101)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*

Assets Table
Investments, at Value:
Preferred Stocks	$126,635	$(126,635)

Total Assets	$126,635	$(126,635)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

17        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit

18        OPPENHEIMER EQUITY INCOME FUND/VA

6. Use of Derivatives (Continued)

it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $157 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $4,485 and $1,210 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2015	49	$9,487
Options written	271	29,908
Options closed or expired	(145)	(12,135)
Options exercised	(131)	(22,207)

Options outstanding as of June 30, 2016	44	$5,053

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

19        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity contracts	Investments, at value	$50*	Options written, at value	$11,101

*Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Total

Equity contracts	$1,188	$12,135	$13,323

*Includes purchased option contracts and purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total

Equity contracts	$1,181	$(10,910)	$(9,729)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

20        OPPENHEIMER EQUITY INCOME FUND/VA

7. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	4,501	$42,193	6,593	$71,817
Dividends and/or distributions reinvested	2,351	21,464	3,275	36,220
Redeemed	(3,358)	(32,142)	(1,387)	(16,248)

Net increase	3,494	$31,515	8,481	$91,789

Service Shares
Sold	12,465	$139,400	73,064	$1,015,107
Dividends and/or distributions reinvested	35,353	396,306	76,880	1,034,803
Redeemed	(77,884)	(876,302)	(232,573)	(3,069,407)

Net decrease	(30,066)	$(340,596)	(82,629)	$(1,019,497)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$1,839,317	$2,536,093

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of

21        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $1,635 and $38,381 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $21 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Risk Exposures and the Use of Derivative Instruments

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.

At period end, the Fund had no outstanding securities sold short.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

22        OPPENHEIMER EQUITY INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23        OPPENHEIMER EQUITY INCOME FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Equity Income Fund/VA	6/21/16	50.1%	0.0%	49.9%

24        OPPENHEIMER EQUITY INCOME FUND/VA

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27        OPPENHEIMER EQUITY INCOME FUND/VA

OPPENHEIMER EQUITY INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michael S. Levine, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

OppenheimerFunds®
The Right Way
to Invest

June 30, 2016

Oppenheimer

Global Multi-Alternatives Fund/VA

A Series of Oppenheimer Variable Account Funds

Semiannual Report

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

PORTFOLIO MANAGERS: Mark Hamilton, Dokyoung Lee, CFA, Ben Rockmuller, CFA and Alessio de Longis, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/16

	Inception Date	6-Months	1-Year	Since Inception
Non-Service Shares	11/14/13	3.46%	-0.01%	1.94%
Service Shares	11/14/13	3.21	-0.39	1.69
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index		0.15	0.19	0.10

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index. The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The index is unmanaged, includes the reinvestment of dividends and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS
Honeywell International, Inc.	0.8%
Alphabet, Inc., Cl. A	0.7
Chubb Ltd.	0.6
UnitedHealth Group, Inc.	0.6
Lockheed Martin Corp.	0.6
Altria Group, Inc.	0.5
Republic Services, Inc., Cl. A	0.5
Edison International	0.5
Apple, Inc.	0.5
Sunoco Logistics Partners LP	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION
Common Stocks	30.7%
Short-Term Notes	29.1
Event-Linked Bonds
Multiple Event	5.3
Windstorm	4.1
Earthquake	2.7
Other	0.4
Longevity	0.1
Non-Convertible Corporate Bonds and Notes	10.1
Investment Companies
Oppenheimer Institutional Money Market Fund	6.3
SPDR Gold Trust Exchange Traded Fund	1.1
Asset-Backed Securities	4.0
Corporate Loans	2.9
Foreign Government Obligations	1.5
Mortgage-Backed Obligation
Non-Agency	0.5
Convertible Corporate Bonds and Notes	0.5
Over-the-Counter Options Purchased	0.4
Preferred Stocks	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of investments.

2      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned 3.46% during the reporting period, versus the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which returned 0.15% during the same period. The Fund outperformed the Index in a period where the alternative strategies and assets it invests in performed better than the Index.

MARKET OVERVIEW

2016 started off with credit markets widening amid stock market weakness. The Federal Reserve’s (the “Fed”) statement in January suggested they would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the Bank of Japan cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically.

By mid-February markets began to turn. The European Central Bank (the “ECB”) hinted it would likely ease further, the Bank of Japan’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

The second quarter of 2016 began with improving data momentum: payrolls and wages remained steady, while survey indicators such as the Institute for Supply Management (the “ISM”) and consumer sentiment also improved. Chinese and emerging market growth looked to have stabilized or modestly strengthened. The market continued to price for one with the potential of two hikes by the Federal Reserve in 2016, as core consumer price inflation data remained stable at about 2.2% year-over-year, and headline inflation stabilized at about 1%.

Data trends continued into May, which led to expectations that the Fed would hike at least twice during 2016 – including the potential for a June hike. A weak May payrolls report caused the market to back off the possibility of two hikes, as did a dovish Chair Yellen in her press conference after the mid-June Federal Open Market Committee meeting.

The big surprise news came late in June with voters in the United Kingdom opting to drop out of the European Union. U.S. markets became extremely volatile for two days. However, risk assets sharply rebounded, while bond yields remain depressed on expectations of further central bank easing.

FUND REVIEW

Top contributors to the Fund’s performance this reporting period included its exposure to master limited partnerships (“MLPs”) and quantitative alpha strategies.

Our MLP strategy seeks to invest in U.S. midstream MLPs that the investment team believes have attractive risk and reward characteristics. After experiencing declines over the first half of the reporting period, the asset class performed well over the second half. While the depths of this energy cycle appear to be behind us, a recovery is far from complete. The supply-demand picture for both crude oil and natural gas has improved and suggest a resumption of growth lies ahead. Importantly for midstream investors, the call on U.S.-sourced volumes over the medium-term appears to have shifted higher, which over time should aid midstream asset utilization. This fundamentally positive commodity outlook, combined with midstream valuations that remain below long-term averages, we believe, makes a compelling case for midstream investment.

The Fund’s Global Multi Strategy is a systematic alpha-oriented alternative strategy. It leverages four key strategies that seek to generate attractive risk-adjusted returns that exhibit low correlation to traditional stocks and bonds. All four strategies produced positive returns, with the strongest being Global Macro, which involves tactical positioning in broad asset and/or sector classes.

A slight detractor from performance was the Fund’s Currency Alpha strategy. Our Currency Alpha strategy is a total return strategy focused on fundamental and systematic dislocations across currency markets. The strategy can be long and/or short currencies against the U.S. dollar. It has a go-anywhere mandate across currencies and seeks opportunities regardless of dollar bull or bear market cycles. During the reporting period, the currency strategy has had a U.S. dollar long bias, mainly driven by macro environment and the Fed moving forward with the normalization in interest rates. This positioning worked against the Fund when the U.S. dollar sold off.

3      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

STRATEGY & OUTLOOK

The Fund is comprised of a flexible blend of alternative strategies and assets and is designed to be a turnkey alternative solution that improves the risk/reward tradeoff of a traditional balanced portfolio. We classify alternatives into three categories: Alpha alternatives, such as the Global Multi Strategy, Fundamental Alpha Strategies, and the Currency Alpha Strategy, rely less on the direction of major markets and economic factors to generate returns. Income alternatives (e.g., MLPs, loans, and event-linked bonds) provide exposure to relatively stable income producing assets with less interest rate sensitivity than traditional fixed income allocations. Real asset alternatives, like Commodities and Global Real Estate, could help guard against inflation over the long-term. We combine these strategies and assets to provide a core, alternative exposure that can potentially offset some of the risk from equity drawdowns, rising interest rates and inflationary shocks.

As we look ahead, we expect a continuation in this year’s seesaw behavior, in which global markets alternate between risk-on and risk-off. In terms of the macro environment, we are seeing a relatively weaker economic picture as our macro regime framework continues to indicate that most of the developed economies remain at cyclical peaks and are likely to oscillate between slowdown and expansion regimes for the near-term. Most central banks, excluding the U.S., are trying to counterbalance this by supportive monetary policy, but the long-term effects seem to be dissipating. Risks remain somewhat elevated, with the economic drag from Brexit, weakness in European financials, the ongoing structural transition in China, and uncertainty surrounding the direction of Fed policy. Elevated risks coupled with a muted growth outlook are causing a high degree of financial market uncertainty that may persist for some time. In such an environment, further diversifying in alternatives can improve the risk /reward profile for investors. Thus we believe that diversifying risk, controlling volatility and managing the downside has the potential to be a winning strategy going forward. Because the Fund is comprised of a number of different alternative assets and strategies, with diversifying properties as well as the potential to generate attractive total returns, we believe it can play a particularly valuable role in investors’ portfolios.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Non-Service shares	$1,000.00	$1,034.60	$7.00
Service shares	1,000.00	1,032.10	8.27

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,018.00	6.95
Service shares	1,000.00	1,016.76	8.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	1.38%
Service shares	1.63

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value

Common Stocks—30.9%

Consumer Discretionary—1.7%

Diversified Consumer Services—0.1%

Apollo Education Group, Inc.[1]	40,751	$371,649

Hotels, Restaurants & Leisure—0.5%

Brinker International, Inc.	27,725	1,262,319

Diamond Resorts International, Inc.[1]	13,550	405,958

Fujita Kanko, Inc.	11,000	40,471

Hilton Worldwide Holdings, Inc.	7,670	172,805

Krispy Kreme Doughnuts, Inc.[1]	19,168	401,762

		2,283,315

Household Durables—0.2%

Sekisui House SI Residential Investment Corp.	285	329,474

Skullcandy, Inc.[1]	70,884	435,228

		764,702

Media—0.4%

Carmike Cinemas, Inc.[1]	13,150	396,078

DISH Network Corp., Cl. A1	17,463	915,061

DreamWorks Animation SKG, Inc., Cl. A1	9,798	400,444

		1,711,583

Multiline Retail—0.4%

Target Corp.[2]	21,095	1,472,853

Textiles, Apparel & Luxury Goods—0.1%

Tumi Holdings, Inc.[1]	14,748	394,361

Consumer Staples—1.3%

Beverages—0.3%

Coca-Cola Co. (The)	25,800	1,169,514

Personal Products—0.1%

Elizabeth Arden, Inc.[1]	29,092	400,306

Tobacco—0.9%

Altria Group, Inc.	32,102	2,213,754

Philip Morris International, Inc.	15,420	1,568,522

		3,782,276

Energy—6.5%

Energy Equipment & Services—0.1%

Halliburton Co.	7,601	344,250

Schlumberger Ltd.	4,290	339,253

Vantage Drilling International[1]	447	39,336

		722,839

Oil, Gas & Consumable Fuels—6.4%

Buckeye Partners LP3	12,220	859,433

Canadian Natural Resources Ltd.	14,945	461,092

Chevron Corp.	8,044	843,252

Columbia Pipeline Group, Inc.	15,611	—

ConocoPhillips	26,863	1,171,227

Energy Transfer Equity LP3	94,310	1,355,235

Energy Transfer Partners LP3	43,466	1,654,751

Enterprise Products Partners LP3	61,945	1,812,511

EOG Resources, Inc.	7,349	613,053

EQT Midstream Partners LP3	8,960	719,488

Genesis Energy LP3	17,000	652,290

Magellan Midstream Partners LP3	23,525	1,787,900

MPLX LP3	39,192	1,318,027

Newfield Exploration Co.[1]	9,412	415,822

NGL Energy Partners LP3	12,700	245,364

Noble Energy, Inc.[2]	36,334	1,303,300

NuStar Energy LP3	1,020	50,796

NuStar GP Holdings LLC[3]	16,215	415,753

Occidental Petroleum Corp.	11,367	858,890

Plains All American Pipeline LP3	28,190	774,943

Shell Midstream Partners LP3	17,516	591,866

Sunoco Logistics Partners LP2,3	64,045	1,841,294

Tallgrass Energy GP LP, Cl. A	49,088	1,107,916

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Tallgrass Energy Partners LP3	9,000	$414,180

Targa Resources Corp.[2]	17,502	737,534

TC PipeLines LP3	29,915	1,712,933

Tesoro Logistics LP3	13,770	682,028

TransMontaigne Partners LP3	7,215	296,464

Valero Energy Corp.	6,541	333,591

Western Gas Partners LP3	8,450	425,880

Williams Cos., Inc. (The)	25,530	552,214

Williams Partners LP3	25,687	889,798

		26,898,825

Financials—7.6%

Capital Markets—0.2%

Goldman Sachs Group, Inc. (The)	4,563	677,971

Commercial Banks—1.0%

Banner Corp.	512	21,781

Citigroup, Inc.	20,260	858,821

JPMorgan Chase & Co.	19,645	1,220,740

M&T Bank Corp.[2]	15,255	1,803,599

Wells Fargo & Co.	7,790	368,701

		4,273,642

Diversified Financial Services—0.0%

Tiptree Financial, Inc., Cl. A	538	2,948

Insurance—0.8%

Allstate Corp. (The)	12,290	859,685

Chubb Ltd.	20,725	2,708,965

Enstar Group Ltd.[1]	305	49,407

		3,618,057

Real Estate Investment Trusts (REITs)—4.8%

Acadia Realty Trust	8,910	316,483

American Assets Trust, Inc.	13,015	552,357

American Campus Communities, Inc.	7,740	409,214

Ascendas Real Estate Investment Trust	134,000	247,552

AvalonBay Communities, Inc.	3,130	564,621

Blackstone Mortgage Trust, Inc., Cl. A	41,355	1,144,293

Boston Properties, Inc.	3,740	493,306

Canadian Real Estate Investment Trust	3,057	114,287

CubeSmart	12,070	372,722

CyrusOne, Inc.	11,120	618,939

Derwent London plc	3,890	137,074

Duke Realty Corp.	13,610	362,843

Equinix, Inc.	560	217,129

Equity One, Inc.	8,520	274,174

Essex Property Trust, Inc.	2,250	513,202

Eurocommercial Properties NV	3,438	147,503

Extra Space Storage, Inc.	4,630	428,460

First Industrial Realty Trust, Inc.	13,420	373,344

Fortune Real Estate Investment Trust	177,000	211,737

Frasers Centrepoint Trust	111,000	175,495

GLP J-Reit	241	304,273

Goodman Group	55,700	296,915

GPT Group (The)	53,300	215,613

Great Portland Estates plc	20,620	172,767

Hammerson plc	26,290	192,062

Highwoods Properties, Inc.	4,840	255,552

Invincible Investment Corp.	418	263,260

Japan Prime Realty Investment Corp.	24	102,789

Japan Retail Fund Investment Corp.	67	170,516

Kilroy Realty Corp.	4,470	296,316

Kimco Realty Corp.	6,230	195,497

Klepierre	6,750	301,140

Land Securities Group plc	33,930	480,203

Macerich Co. (The)	15,215	1,299,209

Mapletree Industrial Trust	107,000	136,874

Mid-America Apartment Communities, Inc.	1,780	189,392

Orix JREIT, Inc.	62	106,484

6      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Paramount Group, Inc.	20,690	$329,799

Physicians Realty Trust	11,640	244,556

Prologis, Inc.	7,290	357,502

Public Storage	1,450	370,605

Regency Centers Corp.	3,560	298,079

Simon Property Group, Inc.	6,060	1,314,414

SL Green Realty Corp.	1,780	189,517

Starwood Property Trust, Inc.	27,830	576,638

Stockland	76,600	269,784

Sun Communities, Inc.	3,670	281,269

Tanger Factory Outlet Centers, Inc.	4,920	197,686

Taubman Centers, Inc.	3,680	273,056

Unibail-Rodamco SE	2,571	673,585

Vastned Retail NV	2,323	94,344

Ventas, Inc.	9,010	656,108

Vicinity Centres	178,400	443,895

Welltower, Inc.	8,980	684,007

Westfield Corp.	29,807	237,483

		20,145,924

Real Estate Management & Development—0.8%

CapitaLand Ltd.	103,000	236,610

Cheung Kong Property Holdings Ltd.	26,000	163,998

China Resources Land Ltd.	136,000	318,845

Frasers Logistics & Industrial Trust[1]	317,000	223,554

Helical Bar plc	21,410	81,342

Henderson Land Development Co. Ltd.	34,100	193,228

Hongkong Land Holdings Ltd.	9,000	55,010

Mitsubishi Estate Co. Ltd.	19,100	349,226

Mitsui Fudosan Co. Ltd.	15,000	342,419

Sino Land Co. Ltd.	190,000	313,395

Sun Hung Kai Properties Ltd.	33,000	397,371

Unite Group plc (The)	28,720	238,041

Vonovia SE	13,481	491,993

		3,405,032

Thrifts & Mortgage Finance—0.0%

Essent Group Ltd.[1]	1,967	42,900

Health Care—3.3%

Biotechnology—0.2%

Celator Pharmaceuticals, Inc.[1]	13,388	404,050

Chelsea Therapeutics, Inc.[1,4]	10,531	—

Dyax Corp.[1,4]	10,770	108

Shire plc, ADR	3,430	631,394

		1,035,552

Health Care Equipment & Supplies—0.3%

HeartWare International, Inc.[1]	7,023	405,578

LDR Holding Corp.[1]	10,976	405,563

Medtronic plc	7,872	683,054

		1,494,195

Health Care Providers & Services—1.2%

Express Scripts Holding Co.[1,2]	12,820	971,756

HCA Holdings, Inc.[1]	4,235	326,137

UnitedHealth Group, Inc.[2]	18,725	2,643,970

Universal Health Services, Inc., Cl. B	7,155	959,486

		4,901,349

Pharmaceuticals—1.6%

Allergan plc[1,2]	6,680	1,543,681

Ambit Biosciences Corp.[1,4]	10,347	6,208

Durata Therapeutics[1,4]	6,530	—

Merck & Co., Inc.	27,855	1,604,727

Novartis AG, ADR	18,220	1,503,332

Roche Holding AG	6,274	1,656,528

Teva Pharmaceutical Industries Ltd.[1]	10	—

XenoPort, Inc.[1]	57,623	405,666

		6,720,142

	Shares	Value

Industrials—3.6%

Aerospace & Defense—2.2%

American Science & Engineering, Inc.	10,706	$400,511

Honeywell International, Inc.[2]	28,160	3,275,571

L-3 Communications Holdings, Inc.	6,190	908,011

Lockheed Martin Corp.	10,165	2,522,648

Northrop Grumman Corp.	5,320	1,182,530

Raytheon Co.	6,130	833,374

		9,122,645

Airlines—0.2%

United Continental Holdings, Inc.[1]	10,260	421,071

Virgin America, Inc.[1]	6,991	392,964

		814,035

Building Products—0.0%

Griffon Corp.	683	11,515

Commercial Services & Supplies—0.7%

Republic Services, Inc., Cl. A2	41,520	2,130,391

Tyco International plc[2]	22,525	959,565

		3,089,956

Industrial Conglomerates—0.3%

General Electric Co.[2]	45,280	1,425,414

Road & Rail—0.2%

Union Pacific Corp.	9,960	869,010

Information Technology—3.5%

Communications Equipment—0.2%

Juniper Networks, Inc.	42,860	963,921

Electronic Equipment, Instruments, & Components—0.4%

FEI Co.	3,749	400,693

Ingram Micro, Inc., Cl. A	9,972	346,826

Multi-Fineline Electronix, Inc.[1,2]	16,278	377,650

Rofin-Sinar Technologies, Inc.[1]	12,207	389,892

		1,515,061

Internet Software & Services—1.3%

Alphabet, Inc., Cl. A1,2	4,246	2,987,188

Benefitfocus, Inc.[1]	468	17,840

Cvent, Inc.[1]	11,054	394,849

Demandware, Inc.[1]	5,405	404,835

Endurance International Group Holdings, Inc.[1]	2,332	20,965

inContact, Inc.[1]	28,916	400,487

Limelight Networks, Inc.[1]	2,845	4,239

LinkedIn Corp., Cl. A1	2,081	393,829

Marketo, Inc.[1]	11,489	400,047

SciQuest, Inc.[1]	22,823	403,054

		5,427,333

IT Services—0.1%

Higher One Holdings, Inc.[1]	79,765	407,599

MoneyGram International, Inc.[1]	1,178	8,070

		415,669

Semiconductors & Semiconductor Equipment—0.8%

Fairchild Semiconductor International, Inc., Cl. A1	20,131	399,600

QUALCOMM, Inc.[2]	22,810	1,221,932

Xilinx, Inc.[2]	37,385	1,724,570

		3,346,102

Software—0.2%

Qlik Technologies, Inc.[1]	13,317	393,917

Xura, Inc.[1]	16,166	394,935

		788,852

Technology Hardware, Storage & Peripherals—0.5%

Apple, Inc.	20,000	1,912,000

Lexmark International, Inc., Cl. A	9,811	370,365

		2,282,365

7      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Materials—1.4%

Chemicals—0.8%

Axiall Corp.	12,278	$400,386

Celanese Corp., Cl. A2	17,230	1,127,703

LyondellBasell Industries NV, Cl. A	5,437	404,622

Methanex Corp.	25,342	737,452

Valspar Corp. (The)	3,640	393,229

Westlake Chemical Partners LP3	18,048	360,599

		3,423,991

Containers & Packaging—0.6%

Packaging Corp. of America	13,320	891,508

Sonoco Products Co.[2]	31,420	1,560,317

		2,451,825

Telecommunication Services—0.9%

Diversified Telecommunication Services—0.9%

AT&T, Inc.[2]	28,570	1,234,510

BCE, Inc.	27,865	1,318,293

Verizon Communications, Inc.	21,950	1,225,688

		3,778,491

Wireless Telecommunication Services—0.0%

NII Holdings, Inc.[1]	605	1,924

Utilities—1.1%

Electric Utilities—0.9%

Edison International	25,985	2,018,255

Empire District Electric Co. (The)	10,933	371,394

PPL Corp.	30,785	1,162,134

		3,551,783

Gas Utilities—0.1%

Questar Corp.	15,462	392,271

Independent Power and Renewable Electricity Producers—0.0%

EME Reorganization Trust	52,072	224

NRG Energy, Inc.	171	2,566

		2,790

Multi-Utilities—0.1%

CMS Energy Corp.	12,300	564,078

Total Common Stocks (Cost $124,545,024)		130,528,966

Preferred Stocks—0.2%

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	340	346,800

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	475	489,250

Total Preferred Stocks (Cost $845,454)		836,050

	Principal Amount

Asset-Backed Securities—4.1%

Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.725%, 5/10/32[5,6]	$292,080	289,150

Airspeed Ltd., Series 2007-1A, Cl. G1, 0.712%, 6/15/32[5,6]	4,286,002	3,357,358

Bear Stearns Structured Products Trust, Series 2007-EMX1, Cl. A2, 1.753%, 3/25/37[5,6]	1,600,000	1,485,837

Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.742%, 9/15/41[5,6]	1,892,055	1,274,326

GSAMP Trust, Series 2005-HE4, Cl. M3, 0.973%, 7/25/45[6]	1,400,000	1,161,058

JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.903%, 12/25/35[6]	1,836,000	1,637,463

Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.833%, 12/25/35[6]	1,780,000	1,489,525

New Century Home Equity Loan Trust, Series 2005-1, Cl. M2, 1.173%, 3/25/35[6]	857,925	723,735

	Principal Amount		Value

Asset-Backed Securities (Continued)

Raspro Trust, Series 2005-1A, Cl. G, 1.047%, 3/23/245,6		$2,336,672	$2,242,957

SG Mortgage Securities Trust, Series
2005-OPT1, Cl. M2, 0.903%, 10/25/35[6]		4,250,000	3,535,965

Total Asset-Backed Securities (Cost $17,955,189)			17,197,374

Mortgage-Backed Obligation—0.5%

RAMP Trust, Series 2005-RS6, Cl. M4, 1.428%, 6/25/35[6] (Cost $2,050,256)		2,300,000	2,014,384

Foreign Government Obligations—1.5%
Federative Republic of Brazil Unsec. Nts., 13.451%, 10/1/16	BRL	10,400,000	3,128,887
Kingdom of Spain Sr. Unsec. Nts., 4.25%, 10/31/16	EUR	2,900,000	3,265,522

Total Foreign Government Obligations (Cost $6,377,054)			6,394,409

Non-Convertible Corporate Bonds and Notes—10.2%

Consumer Discretionary—1.5%

Auto Components—0.1%

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		350,000	330,750

Diversified Consumer Services—0.1%

Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[5]		400,000	352,000

Hotels, Restaurants & Leisure—0.3%

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21		250,000	258,929

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[5]		300,000	308,937

MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22		250,000	283,437

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[5]		250,000	242,813

Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[5]		200,000	195,560

			1,289,676

Household Durables—0.1%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[5]		350,000	358,969

Media—0.9%

Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[5]		250,000	253,437

CCO Holdings LLC/CCO Holdings Capital Corp., 5.125% Sr. Unsec. Nts., 5/1/23[5]		200,000	202,500

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908% Sr. Sec. Nts., 7/23/25[5]		300,000	327,558

Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[5]		400,000	423,900

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22		350,000	341,250

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21		350,000	248,062

Neptune Finco Corp., 10.875% Sr. Unsec. Nts., 10/15/25[5]		350,000	401,625

8      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount	Value

Media (Continued)

Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[5]	$400,000	$390,500

Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[5]	350,000	362,688

Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[5]	300,000	297,750

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[5]	400,000	399,792

		3,649,062

Multiline Retail—0.0%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[5]	250,000	266,875

Specialty Retail—0.0%

Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[5]	200,000	121,000

Consumer Staples—0.3%

Food & Staples Retailing—0.1%

Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[5]	250,000	268,413

Food Products—0.2%

MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[5]	200,000	190,000

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[5]	250,000	256,250

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	400,000	422,000

		868,250

Energy—1.6%

Energy Equipment & Services—0.0%

CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20[7]	90,000	40,500

Offshore Group Investment Ltd., 7.50% 1st Lien Nts., 11/1/19[7]	250,000	—

Vantage Drilling International, 10% Sec. Nts., 12/31/20	7,000	6,580

		47,080

Oil, Gas & Consumable Fuels—1.6%

Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21[7]	300,000	5,062

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	300,000	302,250

Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	350,000	342,870

EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	350,000	249,375

Gazprom OAO Via Gaz Capital SA: 7.288% Sr. Unsec. Nts., 8/16/37[5]	250,000	291,338
9.25% Sr. Unsec. Nts., 4/23/19[5]	300,000	346,690

Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	350,000	71,750

Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20[7]	250,000	44,063

Lukoil International Finance BV: 4.563% Sr. Unsec. Unsub. Nts., 4/24/23[5]	250,000	253,681
6.125% Sr. Unsec. Nts., 11/9/20[5]	2,729,000	2,980,990

NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[5]	350,000	366,625

Pacific Exploration & Production Corp., 5.375% Sr. Unsec. Nts., 1/26/19[5,7]	400,000	76,000

Petrobras Argentina SA, 5.875% Sr. Unsec. Nts., 5/15/17[5]	250,000	251,875

Petrobras Global Finance BV, 5.375% Sr. Unsec. Nts., 1/27/21	100,000	92,500

Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[5]	200,000	102,400

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	$300,000	$304,500

SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	29,063

Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	350,000	338,825

YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[5]	250,000	265,063

		6,714,920

Financials—3.3%

Capital Markets—0.1%

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[6,8]	89,000	66,876

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	400,000	415,500

		482,376

Commercial Banks—2.8%

Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[5]	200,000	203,000

Banco BMG SA, 8.875% Sub. Nts., 8/5/20[5]	200,000	196,250

Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[5]	250,000	271,812

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	600,000	614,400

Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K6,8	1,666,000	1,657,670

Citigroup, Inc., 5.875% Jr. Sub. Perpetual Bonds[6,8]	1,783,000	1,713,909

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[5]	250,000	234,062

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[5,6]	200,000	202,972

Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[5]	250,000	250,000

Itau Unibanco Holding SA (Cayman Islands), 5.125% Sub. Nts., 5/13/23[5]	300,000	299,220

JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[6,8]	1,653,000	1,688,126

Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[6,8]	250,000	274,064

Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[5]	200,000	201,258

Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[6,8]	2,117,000	2,093,264

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K6,8	1,597,000	1,672,858

Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[5]	200,000	205,574

		11,778,439

Diversified Financial Services—0.0%

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[7]	300,000	6,750

Insurance—0.1%

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[5]	250,000	240,625

Real Estate Investment Trusts (REITs)—0.1%

Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	394,118

Real Estate Management & Development—0.2%

Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[5]	200,000	215,442

Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[5]	200,000	198,740

Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[5,7]	200,000	158,500

9      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Real Estate Management & Development (Continued)

Solera LLC/Solera Finance, Inc., 10.50% Sr. Unsec. Nts., 3/1/24[5]	$350,000	$369,031

		941,713

Health Care—0.5%

Health Care Equipment & Supplies—0.2%

Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[5]	400,000	333,000

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	400,000	401,000

		734,000

Health Care Providers & Services—0.3%

Centene Corp., 5.625% Sr. Unsec. Nts., 2/15/21[5]	300,000	313,500

DaVita HealthCare Partners, Inc.: 5.125% Sr. Unsec. Nts., 7/15/24	550,000	557,136
5.75% Sr. Unsec. Nts., 8/15/22	200,000	210,000

HCA, Inc., 6.50% Sr. Sec. Nts., 2/15/20	250,000	277,813

		1,358,449

Industrials—0.7%

Aerospace & Defense—0.1%

TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	350,000	353,500

Building Products—0.0%

Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[5]	250,000	250,625

Construction & Engineering—0.0%

OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[7,9]	200,000	1,250

Machinery—0.1%

Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[5]	200,000	163,000

Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	350,000	378,000

		541,000

Professional Services—0.1%

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[5]	350,000	358,312

Trading Companies & Distributors—0.3%

Eldorado International. Finance GmbH, 8.625% Sr. Unsec. Nts., 6/16/21[5]	200,000	194,570

HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	200,000	209,980

International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	300,000	313,734

United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	400,000	429,000

		1,147,284

Transportation Infrastructure—0.1%

Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[5]	126,000	137,970

Global Ports Finance plc, 6.872% Unsec. Nts., 1/25/22[5]	200,000	207,250

		345,220

Information Technology—0.3%

Communications Equipment—0.1%

CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[5]	300,000	309,000

Software—0.1%

Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[5]	350,000	367,500

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[5]	350,000	264,250

		631,750

	Principal Amount	Value

Technology Hardware, Storage & Peripherals—0.1%

Denali International LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[5]	$250,000	$262,875

Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24[5]	300,000	321,750

		584,625

Materials—0.7%

Chemicals—0.1%

Hexion, Inc., 8.875% Sr. Sec. Nts., 2/1/18	300,000	261,750

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	200,000	160,000

		421,750

Construction Materials—0.1%

Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[5]	550,000	534,875

Containers & Packaging—0.1%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	362,397

Metals & Mining—0.3%

Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	300,000	319,500

ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[5]	200,000	228,484

AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22	250,000	255,937

Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[5]	250,000	255,938

Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[5]	250,000	262,469

		1,322,328

Paper & Forest Products—0.1%

Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[5]	250,000	261,562

Telecommunication Services—0.9%

Diversified Telecommunication Services—0.6%

CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	350,000	341,141

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[5]	250,000	253,750

Colombia Telecomunicaciones SA ESP: 5.375% Sr. Unsec. Nts., 9/27/22[5]	250,000	236,875
8.50% Sub. Perpetual Bonds[5,6,8]	500,000	442,500

Embarq Corp., 7.995% Sr. Unsec. Nts., 6/1/36	300,000	301,125

Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	300,000	215,250

T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	350,000	371,305

Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[5]	200,000	200,186

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23	300,000	307,500

		2,669,632

Wireless Telecommunication Services—0.3%

Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[5]	200,000	168,000

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[5]	250,000	244,687

Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[5]	200,000	214,396

10      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

		Principal Amount	Value

Wireless Telecommunication Services (Continued)

SoftBank Group Corp., 4.50% Sr. Unsec. Nts., 4/15/20[5]		$200,000	$207,000

Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[5]		400,000	385,000

			1,219,083

Utilities—0.4%

Electric Utilities—0.1%

FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31		250,000	311,264

MMC Energy, Inc., 8.875% Sr. Unsec. Nts., 10/15/20[7]		100,000	—

			311,264

Independent Power and Renewable Electricity Producers—0.3%

AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[5]		200,000	208,750

Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[5,7]		789,459	927,614

Talen Energy Supply LLC, 5.125% Sr. Unsec. Nts., 7/15/19[5]		250,000	221,250

			1,357,614

Total Non-Convertible Corporate Bonds and Notes (Cost $44,969,956)			43,186,536

Convertible Corporate Bonds and Notes—0.5%

Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[5]		1,750,000	1,780,625

SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27		434,000	426,405

Total Convertible Corporate Bonds and Notes (Cost $2,285,451)			2,207,030

Corporate Loans—2.9%

Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.689%, 10/31/18[6]		904,324	905,361

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/20[6]		1,637,433	1,606,048

Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 12/19/16[6,10]		400,000	399,875

International Lease Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 2/26/21[6]		5,330,000	5,330,000

TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 5/14/22[6,10]		3,990,389	3,946,495

Total Corporate Loans (Cost $12,204,281)			12,187,779

Event-Linked Bonds—12.7%

Earthquake—2.8%

Acorn Re Ltd. Catastrophe Linked Nts., 4.049%, 7/17/18[5,6]		750,000	776,812

Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[5,6]	EUR	800,000	889,198

Bosphorus Ltd. Catastrophe Linked Nts., 4.036%, 8/17/18[6,9]		500,000	506,725

Golden State Re II Ltd. Catastrophe Linked Nts., 2.50%, 1/8/19[5,6]		1,000,000	991,250

Kilimanjaro Re Ltd. Catastrophe Linked Nts., 3.999%, 11/25/19[5,6]		250,000	254,162

Kizuna Re II Ltd. Catastrophe Linked Nts.: 2.499%, 4/6/18[6,9]		950,000	951,472

	Principal Amount	Value

Earthquake (Continued)

Kizuna Re II Ltd. Catastrophe Linked Nts.: (Continued)
2.749%, 4/6/18[5,6]	$750,000	$748,912

Merna Reinsurance Ltd. Catastrophe Linked Nts., 2.249%, 4/9/18[5,6]	500,000	501,875

Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.249%, 4/7/17[5,6]	750,000	750,112

Nakama Re Ltd. Catastrophe Linked Nts.:
2.374%, 1/16/19[5,6]	750,000	751,238
2.499%, 4/13/18[5,6]	250,000	250,913
2.749%, 4/13/18[5,6]	500,000	503,225
2.999%, 9/29/16[5,6]	750,000	752,569
3.124%, 1/16/20[5,6]	500,000	510,875
3.124%, 1/14/21[6,9]	250,000	251,263
3.499%, 1/14/21[5,6]	250,000	257,688

Tramline Re II Ltd. Catastrophe Linked
Nts., 3.499%, 7/7/17[5,6]	250,000	250,538

Ursa Re Ltd. Catastrophe Linked Nts.:
3.50%, 12/7/17[5,6]	750,000	754,163
5.00%, 12/7/17[5,6]	500,000	505,275
5.00%, 9/21/18[6,9]	500,000	507,175

		11,665,440

Longevity—0.1%

Vita Capital VI Ltd. Catastrophe Linked Nts., 2.90%, 1/8/21[5,6]	250,000	255,037

Multiple Event—5.3%

Atlas IX Capital DAC Catastrophe Linked Nts.:
3.836%, 1/17/19[5,6]	750,000	765,862
7.481%, 1/7/19[5,6]	250,000	251,037
8.006%, 1/8/20[5,6]	250,000	256,512

Blue Halo Re Ltd. Catastrophe Linked
Nts., 14.249%, 6/21/19[5,6]	500,000	500,975

Caelus Re IV Ltd. Catastrophe Linked
Nts., 5.749%, 3/6/20[5,6]	750,000	771,112

Citrus Re Ltd. Catastrophe Linked Nts.:
4.529%, 4/24/17[5,6]	750,000	745,687
4.709%, 4/18/17[5,6]	250,000	248,937

Cranberry Re Ltd. Catastrophe Linked Nts., 4.043%, 7/6/18[5,6]	500,000	510,175

East Lane Re VI Ltd. Catastrophe Linked Nts.:
2.899%, 3/14/18[5,6]	750,000	752,812
3.639%, 3/13/20[5,6]	500,000	510,325

Espada Re Ltd. Catastrophe Linked
Nts., 1.50%, 6/6/20[5,6]	250,000	249,250

Galileo Re Ltd. Catastrophe Linked Nts.:
7.568%, 1/9/17[5,6]	250,000	252,363
13.668%, 1/8/18-1/8/19[5,6]	1,000,000	1,026,500

Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.749%, 4/30/18[5,6]	500,000	501,425
4.999%, 4/30/18[5,6]	500,000	500,325
6.999%, 12/6/19[5,6]	250,000	254,562
9.499%, 12/6/19[5,6]	500,000	507,775

Laetere Re Ltd., 10%, 5/31/17[5,6,11]	250,000	228,663

Loma Reinsurance Ltd. Catastrophe Linked Nts.:
11.989%, 1/8/18[5,6]	200,000	204,650
17.989%, 1/8/18[5,6]	500,000	512,075

Longpoint Re Ltd. III Catastrophe
Linked Nts., 3.75%, 5/23/18[5,6]	250,000	253,537

PennUnion Re Ltd. Catastrophe Linked
Nts., 4.749%, 12/7/18[5,6]	500,000	504,525

Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.749%, 12/6/16[5,6]	1,499,000	1,495,028
5.999%, 12/6/16[5,6]	250,000	249,137
12.999%, 12/6/16[5,6]	250,000	250,387
19.249%, 12/6/16[5,6]	250,000	249,237

Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
5.499%, 12/6/17[5,6]	500,000	498,375
8.249%, 6/6/17[5,6]	250,000	259,038

11      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value

Multiple Event (Continued)

Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.: (Continued)

20.249%, 12/6/17[5,6]		$500,000	$509,825

Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
3.749%, 6/6/18[5,6]		500,000	502,625
15.249%, 6/6/18[5,6]		500,000	503,975

Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts.:
7.499%, 12/6/19[5,6]		250,000	247,438
11.219%, 6/6/19[5,6]		250,000	252,913

Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
3.499%, 6/6/20[5,6]		750,000	751,388
11.749%, 6/6/20[5,6]		250,000	251,013

Riverfront Re Ltd. Catastrophe Linked
Nts., 4.254%, 1/6/17[5,6]		500,000	491,475

Sanders Re Ltd. Catastrophe Linked Nts.:
3.339%, 5/25/18[5,6]		750,000	745,088
3.559%, 5/25/18[5,6]		750,000	742,688
4.029%, 6/7/17[5,6]		500,000	499,725
4.129%, 5/28/19[5,6]		500,000	496,725

Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.31%, 1/8/18[5,6]		500,000	504,525
6.459%, 1/9/17[5,6]		500,000	503,225
7.139%, 1/9/17[5,6]		250,000	251,813
7.45%, 1/8/18[5,6]		500,000	509,275
9.109%, 7/9/18[5,6]		250,000	272,313

Tramline Re II Ltd. Catastrophe Linked
Nts., 9.999%, 1/4/19[5,6]		400,000	405,380

VenTerra Re Ltd. Catastrophe Linked
Nts., 3.999%, 1/9/17[5,6]		750,000	754,388

			22,506,083

Other—0.4%

Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[5,6]	EUR	250,000	278,630
3.35%, 1/8/20[5,6]	EUR	500,000	557,039

Vitality Re IV Ltd. Catastrophe Linked
Nts., 3.999%, 1/9/17[5,6]		250,000	252,737

Vitality Re V Ltd. Catastrophe Linked
Nts., 2.749%, 1/7/19[5,6]		250,000	252,937

Vitality Re VI Ltd. Catastrophe Linked
Nts., 2.349%, 1/8/18[5,6]		250,000	250,513

Vitality Re VII Ltd. Catastrophe Linked
Nts., 2.899%, 1/7/20[5,6]		250,000	254,963

			1,846,819

Windstorm—4.1%

Akibare Re Ltd. Catastrophe Linked Nts., 3.414%, 4/7/20[5,6]		750,000	762,637

Alamo Re Ltd. Catastrophe Linked Nts.:
4.869%, 6/7/19[5,6]		750,000	776,362
5.449%, 6/7/17[5,6]		500,000	508,725
6.029%, 6/7/18[5,6]		500,000	517,125

Aozora Re Ltd. Catastrophe Linked Nts.:
2.249%, 4/7/17[5,6]	JPY	91,000,000	873,209
3.114%, 4/7/20[5,6]		250,000	251,512

Armor Re Ltd. Catastrophe Linked Nts.,
4.699%, 12/15/16[5,6]		1,000,000	998,125

Calypso Capital II Ltd. Catastrophe Linked Nts.:
2.88%, 1/9/17[5,6]	EUR	500,000	555,874
4.10%, 1/8/18[5,6]	EUR	500,000	568,719

Citrus Re Ltd. Catastrophe Linked Nts.:
5.139%, 4/9/18[5,6]		250,000	250,212
6.569%, 4/9/18[5,6]		250,000	248,787
7.50%, 2/24/19[5,6]		500,000	507,125
9.729%, 4/9/18[5,6]		250,000	247,437
10.749%, 2/25/19[5,6]		500,000	501,025

Everglades Re II Ltd. Catastrophe
Linked Nts., 5.484%, 5/3/18[5,6]		750,000	758,363

Everglades Re Ltd. Catastrophe Linked
Nts., 7.364%, 4/28/17[5,6]		750,000	764,437

	Principal Amount		Value

Windstorm (Continued)

First Coast Re 2016 Ltd. Catastrophe Linked Nts., 4%, 5/31/19[5,6]		$250,000	$251,713

Gator Re Ltd. Catastrophe Linked Nts., 6.57%, 1/9/17[5,6]		1,000,000	805,750

Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[5,6]	EUR	750,000	834,476

Lion I Re Ltd. Catastrophe Linked Nts., 2.31%, 4/28/17[5,6]	EUR	750,000	829,899

Manatee Re Ltd. Catastrophe Linked Nts.:
5.249%, 12/22/17[5,6]		750,000	745,088
16.25%, 3/10/19[5,6]		500,000	502,975

MetroCat Re Ltd. Catastrophe Linked Nts., 4.749%, 8/5/16[5,6]		250,000	250,781

Mythen Re Ltd. Catastrophe Linked Nts., 12.328%, 11/10/16[5,6]		500,000	490,663

Pelican III Re Ltd. Catastrophe Linked Nts., 6.429%, 4/16/18[5,6]		750,000	746,438

Pelican Re Ltd. Catastrophe Linked Nts., 6.249%, 5/15/17[5,6]		500,000	506,175

Queen City Re Catastrophe Linked Nts., 3.743%, 1/6/17[5,6]		1,000,000	979,550

Queen Street IX Re Ltd. Catastrophe Linked Nts., 5.743%, 6/8/17[5,6]		250,000	249,638

Queen Street X Re Ltd. Catastrophe Linked Nts., 5.993%, 6/8/18[5,6]		250,000	250,263

Queen Street XI Re DAC Catastrophe Linked Nts., 6.393%, 6/7/19[5,6]		250,000	253,538

Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 6.068%, 4/8/20[5,6]		500,000	501,025

			17,287,646

Total Event-Linked Bonds (Cost $53,820,424)			53,561,025

Short-Term Notes—29.4%

France—2.2%
French Republic Treasury Bills:
0.00%, 8/18/16[11]	EUR	5,600,000	6,216,156
0.00%, 10/26/16[11]	EUR	2,900,000	3,224,345

			9,440,501

Italy—2.6%
Republic of Italy Treasury Bills:
0.00%, 9/14/16[11]	EUR	4,400,000	4,886,044
0.00%, 10/14/16[11]	EUR	5,500,000	6,108,612

			10,994,656

Japan—4.6%
Japan Treasury Bills, 0.00%, 11/10/16[11]	JPY	2,000,000,000	19,386,646

Sweden—3.5%
Kingdom of Sweden Treasury Bills,
0.00%, 7/20/16[11]	SEK	123,800,000	14,637,565

United States—16.5%
United States Treasury Bills, 0.369%,
9/15/16[11,12,13]	USD	69,450,000	69,419,789

Total Short-Term Notes (Cost $123,438,905)			123,879,157

	Shares

Investment Companies—7.4%

Oppenheimer Institutional Money Market
Fund, Cl. E, 0.49%[14,15,16]		27,021,595	27,021,595

SPDR Gold Trust Exchange Traded Fund[1,15]		34,231	4,330,906

Total Investment Companies (Cost $31,015,099)			31,352,501

12      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Counterparty		Exercise Price	Expiration Date		Contracts	Value

Over-the-Counter Options Purchased—0.5%

BRL Currency Call[1]	BOA	BRL	3.150	11/9/16	BRL	29,060,000	$145,678

CAD Currency Put[1,17]	BOA	CAD	1.320	7/15/16	CAD	46,086,000	70,788

CAD Currency Put[1,18]	CITNA-B	MXN	12.000	7/13/16	CAD	911,500	—

CHF Currency Put[1,19]	BOA	JPY	110.000	11/24/16	CHF	906,600	668,963

CNH Currency Put[1]	GSG	CNH	6.800	4/5/17	CNH	47,600,000	166,886

COP Currency Call[1]	CITNA-B	COP	2940.000	8/4/16	COP	54,213,292,000	487,920

EUR Currency Put[1,20]	NOM	USD	1.090	7/27/16	EUR	27,670,000	122,191

JPY Currency Call[1]	DEU	KRW	12.000	9/27/16	JPY	1,844,740,000	185,377

TWD Currency Put[1]	GSG	TWD	32.700	8/4/16	TWD	904,477,000	72,358

Total Over-the-Counter Options Purchased (Cost $1,887,801)							1,920,161

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.1%

Interest Rate Swap maturing			Six-Month JPY BBA
11/2/27 Call[1]	GSG	Receive	LIBOR	1.070%	11/20/17	JPY	560,000	5,067

Interest Rate Swap maturing			Six-Month JPY BBA
11/22/27 Call[1]	GSG	Receive	LIBOR	1.070	11/20/17	JPY	424,000	3,837

Interest Rate Swap maturing			Three-Month USD
3/21/28 Call[1]	GSG	Receive	BBA LIBOR	2.580	3/19/18	USD	1,100	18,622

Interest Rate Swap maturing			Three-Month USD
3/26/29 Call[1]	GSG	Receive	BBA LIBOR	2.185	3/22/19	USD	3,300	121,363

Interest Rate Swap maturing			Three-Month USD
4/18/28 Call[1]	GSG	Receive	BBA LIBOR	2.505	4/16/18	USD	3,750	71,727

Interest Rate Swap maturing			Three-Month USD
4/18/28 Call[1]	GSG	Receive	BBA LIBOR	2.505	4/16/18	USD	2,200	42,080

Interest Rate Swap maturing 7/25/28 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	630,000	24,838

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $920,645)								287,534

Total Investments, at Value (Cost $422,315,539)							100.9%	425,552,906

Net Other Assets (Liabilities)							(0.9)	(3,861,926)

Net Assets							100.0%	$421,690,980

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $ 9,863,035. See Note 10 of accompanying Consolidated Notes

3. Security is a Master Limited Partnership.

4. Security received as the result of issuer reorganization

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $84,313,296 or 19.99% of the Fund’s net assets at period end

6. Represents the current interest rate for a variable or increasing rate security.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Restricted security. The aggregate value of restricted securities at period end was $2,217,885, which represents 0.53% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Bosphorus Ltd. Catastrophe Linked Nts., 4.036%, 8/17/18	8/11/15	$500,000	$506,725	$6,725
Kizuna Re II Ltd. Catastrophe Linked Nts., 2.499%, 4/6/18	3/13/14 – 6/24/15	954,703	951,472	(3,231)
Nakama Re Ltd. Catastrophe Linked Nts., 3.124%, 1/14/21	12/14/15	250,000	251,263	1,263
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21	9/3/14	204,171	1,250	(202,921)
Ursa Re Ltd. Catastrophe Linked Nts., 5%, 9/21/18	12/16/15 – 3/29/16	501,058	507,175	6,117

		$2,409,932	$2,217,885	$(192,047)

10. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

11. Zero coupon bond reflects effective yield on the original acquisition date.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $9,062,056. See Note 6 of the accompanying Consolidated Notes.

13. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $6,275,269. See Note 6 of the accompanying Consolidated Notes.

13      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	23,203,584	133,120,235	129,302,224	27,021,595

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$27,021,595	$79,105

15. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

16. Rate shown is the 7-day yield at period end.

17. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 1.37 CAD per 1 USD.

18. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 12 MXN per 1 CAD and Knock-out option is ineligible for exercise if at any time spot rates are less than or equal to 11.5 MXN per 1 CAD.

19. Digital option becomes eligible for exercise if at any time spot rates are less than or equal to 110.00000 JPY per 1 CHF.

20. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to USD 1.0400 per 1 EUR.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$301,684,933	70.9%
Japan	28,183,965	6.6
Sweden	14,637,565	3.4
France	12,475,872	2.9
Italy	11,379,656	2.7
Supranational	7,977,630	1.9
Bermuda	5,061,282	1.2
Russia	5,041,235	1.2
Brazil	4,779,167	1.1
Cayman Islands	4,590,204	1.1
Switzerland	3,828,824	0.9
Spain	3,265,522	0.8
Canada	2,701,912	0.6
Eurozone	2,397,162	0.6
Colombia	2,102,382	0.5
Ireland	1,559,082	0.4
United Kingdom	1,464,490	0.3
Australia	1,463,690	0.3
Hong Kong	1,334,739	0.3
China	1,165,590	0.3
Turkey	1,113,743	0.3
Singapore	1,020,085	0.2
Argentina	926,720	0.2
Mexico	785,500	0.2
Netherlands	646,469	0.2
Chile	633,855	0.2
Germany	491,993	0.1
Barbados	423,900	0.1
Jersey, Channel Islands	308,937	0.1
Luxembourg	293,938	0.1
South Africa	255,938	0.1
Peru	250,000	0.1
Dominican Republic	208,750	0.1
India	202,972	0.0
Macau	195,560	0.0
Ukraine	190,000	0.0
Jamaica	168,000	0.0
China Offshore	166,886	0.0
Venezuela	102,400	0.0
Taiwan	72,358	0.0

Total	$425,552,906	100.0%

	Shares Sold Short	Value
Securities Sold Short—(9.5)%
Common Stock Securities Sold Short—(9.5)%
AGCO Corp.	(26,510)	$(1,249,416)
Air Lease Corp., Cl. A	(52,605)	(1,408,762)
Aircastle Ltd.	(24,325)	(475,797)
Aker Solutions ASA	(244,171)	(1,060,010)
athenahealth, Inc.	(4,430)	(611,384)
Boeing Co. (The)	(13,220)	(1,716,881)

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares Sold Short	Value

Common Stock Securities Sold Short (Continued)

Camden Property Trust	(16,730)	$(1,479,267)

Caterpillar, Inc.	(19,310)	(1,463,891)

CBL & Associates Properties, Inc.	(57,290)	(533,370)

Charter Communications, Inc., Cl. A	(8,785)	(2,008,602)

Cheniere Energy, Inc.	(26,850)	(1,008,217)

Cie Financiere Richemont SA	(19,443)	(1,140,624)

CNH Industrial NV	(144,010)	(1,029,671)

Colgate-Palmolive Co.	(21,770)	(1,593,564)

Comcast Corp., Cl. A	(11,240)	(732,736)

Comerica, Inc.	(10,302)	(423,721)

Commerce Bancshares, Inc.	(20,292)	(971,987)

Deere & Co.	(20,200)	(1,637,008)

Ensco plc, Cl. A	(69,960)	(679,312)

Fastenal Co.	(14,620)	(648,982)

Franklin Resources, Inc.	(34,290)	(1,144,257)

Gulfmark Offshore, Inc., Cl. A	(9,820)	(30,737)

Intel Corp.	(39,930)	(1,309,704)

Oracle Corp.	(29,875)	(1,222,784)

Pennsylvania Real Estate Investment Trust	(73,402)	(1,574,473)

Procter & Gamble Co. (The)	(19,355)	(1,638,788)

Rio Tinto plc, Sponsored ADR	(19,000)	(594,700)

RLJ Lodging Trust	(45,190)	(969,325)

SAP SE, ADR	(8,670)	(650,423)

Southern Copper Corp.	(52,550)	(1,417,799)

Subsea 7 SA	(216,575)	(2,119,773)

Tidewater, Inc.	(45,460)	(200,479)

Tiffany & Co.	(8,760)	(531,206)

Transocean Ltd.	(12,808)	(152,287)

W.W. Grainger, Inc.	(2,910)	(661,297)

Walt Disney Co. (The)	(8,730)	(853,969)

Weingarten Realty Investors	(53,763)	(2,194,606)

Zions Bancorporation	(27,990)	(703,389)

Total Securities Sold Short (Proceeds $42,083,630)		$(39,843,198)

Forward Currency Exchange Contracts as of June 30, 2016
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	07/2016	KRW	8,050,400	USD	6,827	$152,901	$—
BAC	07/2016	USD	6,831	JPY	692,000	125,232	—
BNP	07/2016	BRL	41,290	USD	12,270	583,656	—
BNP	07/2016 - 10/2016	USD	15,975	BRL	51,690	10,011	36,601
BOA	07/2016	BRL	9,670	USD	3,013	—	2,345
BOA	09/2016	CLP	4,158,000	USD	5,992	245,200	—
BOA	09/2016	IDR	82,900,000	USD	6,106	113,742	—
BOA	07/2016	USD	2,666	BRL	9,670	—	343,858
BOA	09/2016	USD	2,022	CHF	1,930	35,979	—
BOA	09/2016	USD	2,606	EUR	2,365	—	26,621
BOA	07/2016	USD	6,802	KRW	8,050,400	—	177,957
BOA	07/2016	USD	9,174	SEK	74,000	424,812	—
CITNA-B	09/2016	CAD	1,725	USD	1,330	5,248	—
CITNA-B	09/2016	EUR	2,350	USD	2,677	—	61,272
CITNA-B	09/2016	GBP	2,150	USD	2,909	—	44,444
CITNA-B	09/2016	NZD	1,895	USD	1,328	19,645	—
CITNA-B	09/2016	TRY	3,820	USD	1,274	29,960	—
CITNA-B	09/2016	USD	8,652	CAD	11,119	44,435	—
CITNA-B	09/2016	USD	2,731	EUR	2,440	15,740	—
CITNA-B	09/2016	USD	2,795	JPY	290,400	—	24,501
DEU	09/2016	USD	2,637	CHF	2,565	—	2,062
DEU	09/2016	USD	1,322	SEK	10,990	18,565	—
GSCO-OT	07/2016 - 08/2016	BRL	31,140	USD	9,455	199,121	3,775
GSCO-OT	09/2016	JPY	155,000	USD	1,492	13,304	—
GSCO-OT	07/2016	USD	4,640	BRL	15,570	—	206,851
GSCO-OT	04/2017	USD	1,505	CNH	10,000	26,652	—
GSCO-OT	09/2016	USD	2,437	EUR	2,215	—	27,924
HSBC	09/2016	USD	5,031	EUR	4,400	134,834	—
JPM	07/2016	BRL	32,000	USD	9,969	—	7,759
JPM	09/2016	CHF	3,595	USD	3,737	—	38,269
JPM	09/2016	EUR	630	USD	713	—	11,572

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

JPM	09/2016	HUF	363,000	USD	1,296	$—	$20,242
JPM	09/2016	KRW	1,531,000	USD	1,303	24,031	—
JPM	09/2016	NOK	23,060	USD	2,756	—	812
JPM	07/2016	USD	9,061	BRL	32,000	—	901,174
JPM	09/2016 - 10/2016	USD	24,779	EUR	22,182	253,148	172,851
JPM	09/2016	USD	3,730	GBP	2,600	266,229	—
JPM	09/2016	USD	1,212	MXN	23,200	—	46,442
JPM	09/2016	USD	2,409	THB	85,000	—	7,119
JPM	09/2016	ZAR	64,100	USD	4,092	189,929	—
MSCO	07/2016	JPY	692,000	USD	6,825	—	119,214
MSCO	08/2016 - 10/2016	USD	9,551	EUR	8,500	99,079	5,670
MSCO	09/2016	USD	2,561	HUF	741,000	—	42,850
MSCO	09/2016	USD	3,828	JPY	397,000	—	27,369
MSCO	07/2016	USD	6,120	SEK	49,800	230,157	—
RBS	09/2016	CHF	1,275	USD	1,329	—	17,010
RBS	09/2016	USD	3,110	AUD	4,220	—	28,160
RBS	11/2016	USD	18,501	JPY	2,000,000	—	961,621
RBS	09/2016	USD	1,301	NOK	10,920	—	3,405
TDB	07/2016	BRL	15,950	USD	4,436	529,250	—
TDB	09/2016	GBP	905	USD	1,286	—	80,598
TDB	07/2016	USD	4,969	BRL	15,950	3,867	—
TDB	09/2016	USD	2,677	GBP	1,825	245,167	—

Total Unrealized Appreciation and Depreciation						$4,039,894	$3,450,348

Futures Contracts as of June 30, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Brent Crude Oil*	ICE	Buy	7/29/16	17	$845,070	$8,811
CAC 40 10 Index	PAR	Sell	7/15/16	314	14,753,860	(252,997)
Euro-BTP	EUX	Sell	9/08/16	9	1,424,353	(13,651)
FTSE 100 Index	ICE	Sell	9/16/16	178	15,218,916	(1,270,342)
Gas Oil*	NYM	Sell	7/29/16	12	756,655	39,208
Gold (100 oz.)*	CMX	Buy	8/29/16	8	1,056,480	82,301
Lean Hogs*	CME	Sell	7/15/16	26	861,640	(10,166)
Natural Gas*	NYM	Sell	7/27/16	34	994,160	(172,120)
Nickel*	LME	Buy	7/18/16	17	959,820	107,556
Russell 2000 Mini Index	NYF	Sell	9/16/16	261	29,947,140	(94,537)
S&P 500 E-Mini Index	CME	Buy	9/16/16	80	8,360,800	(57,029)
S&P 500 E-Mini Index	CME	Sell	9/16/16	132	13,795,320	(367,588)
S&P/TSX 60 Index	MON	Sell	9/15/16	34	4,285,955	(24,477)
Soybean*	CBT	Buy	8/12/16	15	880,687	68,020
SPI 200 Index	SFE	Sell	9/15/16	32	3,088,208	(38,484)
STOXX Europe 600 Index	EUX	Sell	9/16/16	879	15,953,816	(347,326)
Sugar #11 World*	NYB	Buy	9/30/16	42	956,323	130,839
United States Treasury Long Bonds	CBT	Buy	9/21/16	40	6,893,750	386,494
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/16	94	12,500,531	(331,359)
United States Treasury Nts., 10 yr.	CBT	Buy	9/21/16	51	6,782,203	179,040
Wheat*	CBT	Buy	9/14/16	35	779,625	(62,988)
WTI Crude Oil*	NYM	Buy	7/20/16	8	386,640	26,360
Zinc*	LME	Sell	7/18/16	17	893,350	(85,692)

						$(2,100,127)

*All or a portion of this security is owned by the subsidiary. See Note 1 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at June 30, 2016

Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
CNH Currency Put	GSG	CNH	7.500	4/5/17	CNH	(52,500,000)	$65,240	$(39,952)
COP Currency Call	CITNA-B	COP	2800.000	8/4/16	COP	(103,263,414,000)	344,471	(309,790)
EUR Currency Put	DEU	USD	1.133	9/21/16	EUR	(18,429,000)	560,899	(596,086)
EUR Currency Call	DEU	USD	1.133	9/21/16	EUR	(18,429,000)	561,733	(199,236)
EUR Currency Call	JPM	USD	1.108	7/5/16	EUR	(1,980,000)	21,714	(9,938)
EUR Currency Put	JPM	USD	1.108	7/5/16	EUR	(1,980,000)	22,985	(8,468)
EUR Currency Call	TDB	USD	1.100	7/5/16	EUR	(2,000,000)	17,492	(20,436)
EUR Currency Put	TDB	USD	1.100	7/5/16	EUR	(2,000,000)	17,193	(3,554)
GBP Currency Put	GSG	USD	1.318	7/5/16	GBP	(1,670,000)	33,281	(12,543)
GBP Currency Call	GSG	USD	1.348	7/6/16	GBP	(1,645,000)	12,726	(5,366)
GBP Currency Put	GSG	USD	1.348	7/6/16	GBP	(1,645,000)	14,502	(43,846)

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Over-the-Counter Options Written (Continued)
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
GBP Currency Call	GSG	USD	1.318	7/5/16	GBP	(1,670,000)	$36,998	$(25,075)
GBP Currency Call	JPM	USD	1.372	7/1/16	GBP	(1,585,000)	50,218	—
GBP Currency Put	JPM	USD	1.372	7/1/16	GBP	(1,585,000)	49,783	(73,701)
GBP Currency Call	TDB	USD	1.335	7/5/16	GBP	(1,645,000)	20,544	(10,400)
GBP Currency Put	TDB	USD	1.346	7/7/16	GBP	(1,645,000)	18,097	(42,795)
GBP Currency Put	TDB	USD	1.335	7/5/16	GBP	(1,645,000)	20,461	(26,182)
GBP Currency Call	TDB	USD	1.346	7/7/16	GBP	(1,645,000)	17,739	(8,430)
JPY Currency Call	DEU	KRW	12.700	9/27/16	JPY	(1,844,740,000)	216,057	(74,168)
JPY Currency Put	GSG	JPY	102.290	7/1/16	JPY	(227,000,000)	24,092	(20,884)
JPY Currency Call	GSG	JPY	102.290	7/1/16	JPY	(227,000,000)	26,655	(227)
JPY Currency Call	TDB	JPY	101.630	7/5/16	JPY	(223,000,000)	22,816	(1,784)
JPY Currency Put	TDB	JPY	101.630	7/5/16	JPY	(223,000,000)	23,313	(36,126)
TWD Currency Put	GSG	TWD	33.200	8/4/16	TWD	(918,307,000)	154,425	(26,631)

Total Over-the-Counter Options Written							$2,353,434	$(1,595,618)

Centrally Cleared Credit Default Swaps at June 30, 2016
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value
CDX.HY.24		Buy	5.000%	6/20/20	USD	181	$11,644	$(9,610)
CDX.HY.24		Buy	5.000	6/20/20	USD	887	63,389	(47,009)
CDX.HY.24		Buy	5.000	6/20/20	USD	107	5,495	(5,662)
CDX.HY.24		Buy	5.000	6/20/20	USD	1,862	144,017	(98,692)
CDX.HY.24		Buy	5.000	6/20/20	USD	215	13,140	(11,376)
CDX.HY.25		Buy	5.000	12/20/20	USD	9,531	235,859	(390,505)
CDX.HY.25		Buy	5.000	12/20/20	USD	12,628	(25,958)	(517,429)
CDX.IG.25		Sell	1.000	12/20/20	USD	5,655	(44,408)	42,814
iTraxx.Main.24		Buy	1.000	12/20/20	EUR	5,160	69,067	(42,243)

Total of Cleared Credit Default Swaps							$472,245	$(1,079,712)

Over-the-Counter Credit Default Swaps at June 30, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value
Altria Group, Inc.	JPM	Sell	1.000%	6/20/21	USD	1,540	$(55,864)	$50,578
American Express Co.	BOA	Buy	1.000	6/20/21	USD	1,540	38,487	(38,545)
Boeing Co. (The)	JPM	Buy	1.000	6/20/21	USD	1,540	44,304	(45,862)
Bristol-Myers Squibb Co.	JPM	Sell	1.000	6/20/21	USD	1,540	(70,681)	66,279
CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	1,125	(34,531)	(74,844)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	288	160,725	(98,899)
CDX.NA.HY.21	GSG	Sell	5.000	12/20/18	USD	84	46,161	(29,010)
CDX.NA.HY.25	GSG	Buy	5.000	12/20/20	USD	1,125	(194,688)	106,563
CDX.NA.HY.25	GSG	Sell	5.000	12/20/20	USD	353	234,113	(201,410)
Computer Sciences Corp.	BOA	Buy	5.000	6/20/21	USD	1,540	314,996	(299,763)
ConocoPhillips	GSG	Buy	1.000	6/20/21	USD	1,540	(91,982)	39,735
Ei Du Pont de Nemours & Co.	JPM	Buy	1.000	6/20/21	USD	1,540	41,841	(41,987)
Expedia, Inc.	BNP	Buy	1.000	6/20/21	USD	1,540	(20,383)	3,111
Ford Motor Co.	BNP	Buy	5.000	6/20/21	USD	1,540	248,432	(252,670)
Gap, Inc. (The)	BAC	Sell	1.000	6/20/21	USD	1,540	113,804	(169,254)
Home Depot, Inc. (The)	BAC	Sell	1.000	6/20/21	USD	1,540	(59,970)	53,832
Honeywell International, Inc.	JPM	Sell	1.000	6/20/21	USD	1,540	(60,915)	52,344
Kinder Morgan, Inc.	GSG	Sell	1.000	6/20/21	USD	1,540	157,554	(106,748)
Kingdom of Spain	BAC	Buy	1.000	12/20/20	USD	4,278	30,105	(2,624)
Kingdom of Spain	BAC	Buy	1.000	6/20/21	USD	449	(1,152)	652
Kroger Co. (The)	BNP	Buy	1.000	6/20/21	USD	1,540	27,516	(24,175)
Malaysia	BNP	Buy	1.000	6/20/21	USD	775	(22,856)	17,502
Malaysia	BNP	Buy	1.000	12/20/20	USD	1,700	(110,693)	23,189
Malaysia	MOS-A	Buy	1.000	12/20/20	USD	1,700	(85,394)	23,189
Mckesson Corp.	JPM	Buy	1.000	6/20/21	USD	1,540	51,490	(50,971)
Motorola Solutions, Inc.	GSG	Sell	1.000	6/20/21	USD	1,540	22,465	(33,143)
Norfolk Southern Corp.	BAC	Buy	1.000	6/20/21	USD	1,540	44,224	(42,292)
Portugal Obrigacoes Do Tesouro	GSG	Buy	1.000	6/20/21	USD	1,400	(157,783)	119,883
Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	2,567	(96,674)	190,384
Portuguese Republic	GSG	Buy	1.000	6/20/21	USD	568	(46,803)	48,638
Republic of Austria	BAC	Buy	1.000	12/20/20	USD	1,454	55,320	(47,531)
Republic of Austria	GSG	Buy	1.000	6/20/21	USD	314	11,120	(10,880)
Republic of Italy	BAC	Buy	1.000	12/20/20	USD	5,133	5,513	79,557
Republic of Italy	BAC	Buy	1.000	6/20/21	USD	532	(10,856)	10,474
Sherwin-Williams Co. (The)	BOA	Sell	1.000	6/20/21	USD	1,540	(36,909)	11,666
United Parcel Service of America	JPM	Sell	1.000	6/20/21	USD	1,540	(65,555)	58,097

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Weyerhaeuser Co.	GSG	Sell	1.000%	6/20/21	USD	1,540	$4,758	$ 12,441

Total Over-the-Counter Credit Default Swaps							$429,239	$ (602,494)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$5,655,000	$—	BBB+
Non-Investment Grade Corporate Debt Indexes	725,149	24,409,170	B to CCC
Investment Grade Single Name Corporate Debt	13,860,000	—	A+ to BBB-
Non-Investment Grade Single Name Corporate Debt	1,540,000	—	BB+

Total	$21,780,149	$24,409,170

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment of the Fund.

Centrally Cleared Interest Rate Swaps at June 30, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value
BAC	Pay	Three-Month SEK STIBOR SIDE	1.418%	11/12/25	SEK	1,840	$—	$17,277
BAC	Receive	Three-Month SEK STIBOR SIDE	1.365	8/10/25	SEK	4,580	—	42,557
BAC	Receive	Six-Month JPY BBA LIBOR	0.468	11/12/25	JPY	23,000	—	(10,741)
BAC	Receive	Three-Month SEK STIBOR SIDE	1.630	7/3/25	SEK	66,785	19,369	859,442
BAC	Pay	Three-Month SEK STIBOR SIDE	1.501	12/9/25	SEK	5,120	—	52,045
BOA	Receive	Six-Month AUD BBR BBSW	3.105	12/7/25	AUD	12,620	—	(751,667)
BOA	Receive	Three-Month USD BBA LIBOR	1.670	5/5/26	USD	290	—	8,775
CITNA-B	Receive	Three-Month USD BBA LIBOR	2.318	8/10/25	USD	165	(4)	15,665
GSG	Receive	Three-Month USD BBA LIBOR	2.197	11/12/25	USD	145	—	12,926
JPM	Receive	Six-Month JPY BBA LIBOR	0.100	6/6/26	JPY	35,000	—	(4,189)
JPM	Pay	Six-Month JPY BBA LIBOR	0.593	7/10/25	JPY	948,000	—	(557,935)
JPM	Pay	Three-Month SEK STIBOR SIDE	1.070	6/7/26	SEK	3,550	—	14,671
JPM	Receive	Six-Month AUD BBR BBSW	2.396	6/3/26	AUD	930	—	(12,657)
JPM	Receive	Six-Month JPY BBA LIBOR	0.566	8/6/25	JPY	13,000	—	(7,339)
JPM	Pay	Six-Month JPY BBA LIBOR	0.595	8/11/25	JPY	29,000	—	(17,164)
JPM	Receive	Six-Month JPY BBA LIBOR	0.461	12/9/25	JPY	28,000	—	(12,932)
JPM	Receive	Three-Month USD BBA LIBOR	2.350	7/10/25	USD	9,170	(2,532)	909,781

Total of Centrally Cleared Interest Rate Swaps							$16,833	$ 558,515

Over-the-Counter Interest Rate Swaps at June 30, 2016
Counterparty	PAy/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)			Value
BOA	Pay	Three-Month CNY CNREPOFIX=CFXS	2.605%	3/26/21	CNY	3,900		$ (3,572)
BOA	Pay	Three-Month CNY CNREPOFIX=CFXS	2.900	7/24/20	CNY	14,000		13,137
GSG	Pay	Three-Month CNY CNREPOFIX=CFXS	2.830	8/14/20	CNY	3,250		1,931

Total of Over-the-Counter Interest Rate Swaps								$ 11,496

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Over-the-Counter Total Return Swaps at June 30, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value

CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBR BBSW plus 50 basis points	3/9/17	AUD	8,499	$127,784

CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 80 basis points	3/7/17	CAD	8,084	(239,791)

GSEHOPCN Custom Basket	GSG	Pay	One-Month HKD HIBOR HKAB minus 25 basis points	6/22/17	HKD	14,465	(240,719)

GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	6/7/17	HKD	49,264	76,416

GSOPRUSS Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	6/7/17	USD	30,163	(163,249)

GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	4/7/17	USD	21,759	213,649

HIN6 Index	GSG	Pay	No Floating Rate	8/3/16	HKD	50,511	(374,334)

iBoxx USD Liquid Leveraged
Loans Index Series 1 Version 1	MOS-A	Receive	USD BBA LIBOR	9/26/16	USD	663	11,896

iBoxx USD Liquid Leveraged Loans Index Series 1 Version 1	MOS-A	Receive	USD BBA LIBOR	9/26/16	USD	1,659	20,716

iBoxx USD Liquid Leveraged Loans Index Series 1 Version 1	GSG	Receive	USD BBA LIBOR	9/26/16	USD	1,077	656

JPCMOLNG Custom Basket	JPM	Receive	One-Month USD BBA LIBOR plus 30 basis points	12/7/16	USD	9,415	93,192

JPCMOSHR Custom Basket	JPM	Pay	One-Month USD BBA LIBOR minus 85 basis points	12/7/16	USD	9,453	104,342

JPEBCACO Custom Basket	JPM	Receive	One-Month EUR EURIBOR plus 10 basis points	10/6/16	EUR	13,854	(832,426)

JPEBUKXO Custom Basket	JPM	Receive	One-Month GBP BBA LIBOR plus 20 basis points	10/6/16	GBP	10,763	636,416

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/7/17	USD	10,703	(12,577)

OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/13/17	USD	11,209	37,555

PowerShares Senior Loan			One-Month USD BBA LIBOR
Exchange Traded Fund	CITNA-B	Receive	minus 190 basis points	11/3/16	USD	12,935	(10,841)

PowerShares Senior Loan Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR minus 125 basis points	11/3/16	USD	60,038	(80,673)

Total Over-the-Counter Total Return Swaps							$(631,988)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at June 30, 2016
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value

GBP/JPY spot exchange rate	DEU	Receive	$23.000	8/5/16	GBP	3,700	$105,852

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

19      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BTP	Italian Treasury Bonds
CDX.HY.24	Merkit CDX High Yield Index
CDX.HY.25	Markit CDX High Yield Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
CNREPOFIX=CFXS	Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
GSEHOPCN	Custom Basket of Securities
GSEHOPHK	Custom Basket of Securities
GSOPRUSS	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HIN6	The Hang Seng Index Futures
HKAB	Hong Kong Association of Banks
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities
JPCMOLNG	Custom Basket of Securities
JPCMOSHR	Custom Basket of Securities
JPEBCACO	Custom Basket of Securities
JPEBUKXO	Custom Basket of Securities
OEX	S&P 100 Index
STIBOR SIDE	Stockholm Interbank Offered Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EUX	European Stock Exchange
ICE	Intercontinental Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

20      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $395,293,944)	$398,531,311
Affiliated companies (cost $27,021,595)	27,021,595
425,552,906
Cash	1,919,631
Cash used for collateral on futures	771,050
Cash used for collateral on centrally cleared swaps	2,160,180
Deposits with broker for securities sold short	40,793,209
Deposits with broker for foreign securities sold short	4,220,637
Unrealized appreciation on forward currency exchange contracts	4,039,894
Swaps, at value (net premiums paid $1,178,887)	2,411,656
Centrally cleared swaps, at value (net premiums paid $27,575)	1,975,953
Receivables and other assets:
Investments sold (including $2,887,313 sold on a when-issued or delayed delivery basis)	4,093,174
Interest and dividends	1,566,282
Variation margin receivable	73,643
Shares of beneficial interest sold	34
Other	16,349
Total assets	489,594,598
Liabilities
Securities sold short, at value (proceeds $42,083,630) - see accompanying consolidated statement of investments	39,843,198
Unrealized depreciation on forward currency exchange contracts	3,450,348
Options written, at value (premiums received $2,353,434)	1,595,618
Swaps, at value (net premiums received $1,608,126)	3,528,790
Centrally cleared swaps, at value (net premiums received $516,653)	2,497,150
Payables and other liabilities:
Investments purchased (including $3,930,533 purchased on a when-issued or delayed delivery basis)	15,558,001
Variation margin payable	1,326,762
Dividends	69,773
Trustees’ compensation	3,947
Shareholder communications	3,363
Distribution and service plan fees	402
Shares of beneficial interest redeemed	83
Other	26,183
Total liabilities	67,903,618

Net Assets	$421,690,980

Composition of Net Assets
Par value of shares of beneficial interest	$42,269
Additional paid-in capital	433,469,315
Accumulated net investment loss	(3,397,636)
Accumulated net realized loss on investments and foreign currency transactions	(12,348,268)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,925,300
Net Assets	$421,690,980

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $419,719,821 and 42,071,357 shares of beneficial interest outstanding)	$9.98

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,971,159 and 197,997 shares of beneficial interest outstanding)	$9.96

See accompanying Notes to Consolidated Financial Statements.

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Interest - unaffiliated companies (net of foreign withholding taxes of $8,385)	$3,859,940
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $35,680)	1,525,701
Affiliated companies	79,105
Total investment income	5,464,746
Expenses
Management fees	2,087,955
Distribution and service plan fees:
Service shares	2,385
Transfer and shareholder servicing agent fees:
Non-Service shares	202,282
Service shares	956
Shareholder communications:
Non-Service shares	7,244
Service shares	34
Dividends on short sales	347,377
Custodian fees and expenses	66,507
Financing expense from short sales	64,850
Trustees’ compensation	16,509
Borrowing fees	3,484
Other	91,494
Total expenses	2,891,077
Less reduction to custodian expenses	(624)
Less waivers and reimbursements of expenses	(73,616)
Net expenses	2,816,837
Net Investment Income	2,647,909
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	(7,230,834)
Closing and expiration of option contracts written	3,172,633
Closing and expiration of futures contracts	871,833
Foreign currency transactions	10,838,334
Short Positions	1,972,955
Swap contracts	(17,139,330)
Net realized loss	(7,514,409)
Net change in unrealized appreciation/depreciation on:
Investments	17,271,203
Translation of assets and liabilities denominated in foreign currencies	1,356,657
Futures contracts	(532,669)
Option contracts written	527,793
Short positions	(3,203,140)
Swap contracts	2,947,529
Net change in unrealized appreciation/depreciation	18,367,373
Net Increase in Net Assets Resulting from Operations	$13,500,873

See accompanying Notes to Consolidated Financial Statements.

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$2,647,909	$3,369,216

Net realized loss	(7,514,409)	(4,484,971)

Net change in unrealized appreciation/depreciation	18,367,373	(14,937,519)

Net increase (decrease) in net assets resulting from operations	13,500,873	(16,053,274)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(173,263)	(1,416,586)
Service shares	—	(1,965)

	(173,263)	(1,418,551)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	169,143	161,111,575
Service shares	62,908	587,007

	232,051	161,698,582

Net Assets
Total increase	13,559,661	144,226,757

Beginning of period	408,131,319	263,904,562

End of period (including accumulated net investment loss of $3,397,636 and $5,872,282, respectively)	$421,690,980	$408,131,319

See accompanying Notes to Consolidated Financial Statements.

23      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015	Year Ended December 31, 2014	Period Ended December 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.66		$10.04	$9.92	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06		0.09	0.08	(0.02)
Net realized and unrealized gain (loss)	0.26		(0.44)	0.52	(0.05)

Total from investment operations	0.32		(0.35)	0.60	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.00)[3]		(0.03)	(0.25)	(0.01)
Distributions from net realized gain	0.00		0.00	(0.21)	0.00
Tax return of capital distribution	0.00		0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	(0.00)	[3]	(0.03)	(0.48)	(0.01)

Net asset value, end of period	$9.98		$9.66	$10.04	$9.92

Total Return, at Net Asset Value[4]	3.46%		(3.45)%	6.02%	(0.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$419,720		$406,286	$262,573	$9,917

Average net assets (in thousands)	$406,881		$363,975	$161,988	$9,827

Ratios to average net assets:[5]
Net investment income (loss)	1.30%		0.92%	0.77%[6]	(1.85)%[6]
Expenses excluding specific expenses listed below	1.22%		1.24%	1.33%	7.16%
Dividends and/or interest expense on securities sold short	0.17%		0.17%	0.08%	0.00%
Borrowing expenses on securities sold short	0.03%		0.05%	0.02%	0.00%
Interest and fees from borrowings	0.00%[7]		0.00%[7]	0.00%	0.00%

Total expenses[8]	1.42%		1.46%	1.43%[6]	7.16%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.38%		1.41%	1.31%[6]	3.33%[6]

Portfolio turnover rate	55%		67%	147%	11%

1. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.43%
Year Ended December 31, 2015	1.47%
Year Ended December 31, 2014	1.45%
Period Ended December 31, 2013	7.18%

See accompanying Notes to Consolidated Financial Statements.

24      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Period Ended December 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.65	$10.03	$9.92	$10.00

Income (loss) from investment operations:
Net investment income (loss)[2]	0.05	0.07	0.08	(0.03)
Net realized and unrealized gain (loss)	0.26	(0.44)	0.50	(0.04)

Total from investment operations	0.31	(0.37)	0.58	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	(0.25)	(0.01)
Distributions from net realized gain	0.00	0.00	(0.21)	0.00
Tax return of capital distribution	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.01)	(0.47)	(0.01)

Net asset value, end of period	$9.96	$9.65	$10.03	$9.92

Total Return, at Net Asset Value[3]	3.21%	(3.68)%	5.90%	(0.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,971	$1,845	$1,332	$10

Average net assets (in thousands)	$1,922	$1,695	$335	$10

Ratios to average net assets:[4]
Net investment income (loss)	1.06%	0.66%	0.77%[5]	(2.12)%[5]
Expenses excluding specific expenses listed below	1.47%	1.48%	1.68%	7.43%
Dividends and/or interest expense on securities sold short	0.17%	0.17%	0.08%	0.00%
Borrowing expenses on securities sold short	0.03%	0.05%	0.02%	0.00%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.67%	1.70%	1.78%[5]	7.43%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.63%	1.65%	1.67%[5]	3.50%[5]

Portfolio turnover rate	55%	67%	147%	11%

1. For the period from November 14, 2013 (inception of offering) to December 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.68%
Year Ended December 31, 2015	1.71%
Year Ended December 31, 2014	1.80%
Period Ended December 31, 2013	7.45%

See accompanying Notes to Consolidated Financial Statements.

25      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 21,023 shares with net assets of $11,722,285 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$10,985,480
Net assets	$11,722,285
Net income (loss)	$(63,249)
Net realized gain (loss)	$58,900
Net change in unrealized appreciation/depreciation	$1,092,488

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

26      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

2. Significant Accounting Policies (Continued)

    The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

    Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended December 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of $131,091 and straddle losses of $8,294. Details of the fiscal year ended December 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$2,102,249

At period end, it is estimated that the capital loss carryforwards would be $9,616,658, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax

27      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$422,315,539
Federal tax cost of other investments	(132,186,600)

Total federal tax cost	$290,128,939

Gross unrealized appreciation	$31,793,261
Gross unrealized depreciation	(27,897,105)

Net unrealized appreciation	$3,896,156

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated

28      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

29      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$6,628,518	$369,945	$—	$6,998,463
Consumer Staples	5,352,096	—	—	5,352,096
Energy	27,621,664	—	—	27,621,664
Financials	23,380,094	8,786,380	—	32,166,474
Health Care	12,488,394	1,656,528	6,316	14,151,238
Industrials	15,332,575	—	—	15,332,575
Information Technology	14,739,303	—	—	14,739,303
Materials	5,875,816	—	—	5,875,816
Telecommunication Services	3,780,415	—	—	3,780,415
Utilities	4,510,698	224	—	4,510,922
Preferred Stocks	—	836,050	—	836,050
Asset-Backed Securities	—	15,923,048	1,274,326	17,197,374
Mortgage-Backed Obligation	—	2,014,384	—	2,014,384
Foreign Government Obligations	—	6,394,409	—	6,394,409
Non-Convertible Corporate Bonds and Notes	—	43,186,536	—	43,186,536
Convertible Corporate Bonds and Notes	—	2,207,030	—	2,207,030
Corporate Loans	—	12,187,779	—	12,187,779
Event-Linked Bonds	249,250	53,311,775	—	53,561,025
Short-Term Notes	—	123,879,157	—	123,879,157
Investment Companies	31,352,501	—	—	31,352,501
Over-the-Counter Options Purchased	—	1,920,161	—	1,920,161
Over-the-Counter Interest Rate Swaptions Purchased	—	287,534	—	287,534

Total Investments, at Value	151,311,324	272,960,940	1,280,642	425,552,906
Other Financial Instruments:
Forward currency exchange contracts	—	4,039,894	—	4,039,894
Futures contracts	1,028,629	—	—	1,028,629
Centrally cleared swaps, at value	—	1,975,953	—	1,975,953
Swaps, at value	—	2,411,656	—	2,411,656

Total Assets	$152,339,953	$281,388,443	$1,280,642	435,009,038

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(35,522,791)	$(4,320,407)	$—	$(39,843,198)
Forward currency exchange contracts	—	(3,450,348)	—	(3,450,348)
Futures contracts	(3,128,756)	—	—	(3,128,756)
Options written, at value	—	(1,595,618)	—	(1,595,618)
Centrally cleared swaps, at value	—	(2,497,150)	—	(2,497,150)
Swaps, at value	—	(3,528,790)	—	(3,528,790)

Total Liabilities	$(38,651,547)	$(15,392,313)	$—	$(54,043,860)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks Utilities	$ (521)	$ 521

Total Assets	$ (521)	$ 521

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may

30      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

4. Investments and Risks (Continued)

be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such

31      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$3,930,533
Sold securities	2,887,313

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$2,295,886
Market Value	$1,259,739
Market Value as % of Net Assets	0.30%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

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5. Market Risk Factors (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $119,812,517 and $178,547,913, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $34,671,543 and $98,088,560 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $596,894 and $711,863 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as

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6. Use of Derivatives (Continued)

the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $780,394 and $549,779 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2015	5,400,003,810	$609,381
Options written	140,556,603,630	8,682,627
Options closed or expired	(19,861,610,000)	(3,172,633)
Options exercised	(19,054,838,440)	(3,765,941)

Options outstanding as of June 30, 2016	107,040,159,000	$2,353,434

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

35      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $65,437,631 and $19,873,214 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $20,108,950 and $23,014,139 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $171,960,731 and $41,043,557 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment

36      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $47,215 and $33,706 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $390,525 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $2,429,884.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions

37      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$1,729,965	$(892,661)	$(837,304)	$–	$–
Barclays Bank plc	613,032	(261,701)	(303,827)	–	47,504
BNP Paribas	637,469	(313,446)	–	–	324,023
Citibank NA	730,732	(730,732)	–	–	–
Deutsche Bank Securities, Inc.	309,794	(309,794)	–	–	–
Goldman Sachs Bank USA	239,077	(238,550)	(527)	–	–
Goldman Sachs Group, Inc. (The)	1,184,245	(1,184,245)	–	–	–
HSBC Bank USA NA	134,834	–	–	–	134,834
JPMorgan Chase Bank NA	1,794,585	(1,794,585)	–	–	–
Morgan Stanley	55,801	–	–	–	55,801
Morgan Stanley Capital Services, Inc.	329,236	(195,103)	–	(134,133)	–
Nomura Global Financial Products, Inc.	122,191	–	–	–	122,191
Toronto Dominion Bank	778,284	(230,305)	(344,299)	–	203,680

	$8,659,245	$(6,151,122)	$(1,485,957)	$(134,133)	$888,033

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at June 30, 2016:

38      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(892,661)	$892,661	$–	$–	$–
Barclays Bank plc	(261,701)	261,701	–	–	–
BNP Paribas	(313,446)	313,446	–	–	–
Citibank NA	(945,055)	730,732	214,323	–	–
Deutsche Bank Securities, Inc.	(871,552)	309,794	561,758	–	–
Goldman Sachs Bank USA	(238,550)	238,550	–	–	–
Goldman Sachs Group, Inc. (The)	(1,346,594)	1,184,245	162,349	–	–
JPMorgan Chase Bank NA	(2,269,593)	1,794,585	475,008	–	–
Morgan Stanley Capital Services, Inc.	(195,103)	195,103	–	–	–
Royal Bank of Scotland plc (The)	(1,010,196)	–	1,010,196	–	–
Toronto Dominion Bank	(230,305)	230,305	–	–	–

	$(8,574,756)	$6,151,122	$2,423,634	$–	$–

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$1,001,382	Swaps, at value	$1,944,942
Equity contracts	Swaps, at value	1,289,354	Swaps, at value	1,580,276
Interest rate contracts	Swaps, at value	15,068	Swaps, at value	3,572
Volatility contracts	Swaps, at value	105,852
Credit contracts	Centrally cleared swaps, at value	42,814	Centrally cleared swaps, at value	1,122,526
Interest rate contracts	Centrally cleared swaps, at value	1,933,139	Centrally cleared swaps, at value	1,374,624
Commodity	Variation margin receivable	70,284*	Variation margin payable	97,537*
Equity contracts			Variation margin payable	1,202,975*
Interest rate contracts	Variation margin receivable	3,359*	Variation margin payable	26,250*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	4,039,894	Unrealized depreciation on forward currency exchange contracts	3,450,348
			Options written, at value	1,595,618
Forward currency exchange contracts	Investments, at value	1,920,161**
Interest rate contracts	Investments, at value	287,534**

Total		$10,708,841		$12,398,668

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

39      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives

	Investment from	Closing and
Derivatives	unaffiliated	expiration	Closing and
Not Accounted	companies(including	of option	expiration	Foreign
for as Hedging	premiums on	contracts	of futures	currency
Instruments	options exercised)*	written	contracts	transactions	Swap contracts	Total

Commodity contracts	$—	$—	$58,899	$—	$—	$58,899
Credit contracts	—	—	—	—	(1,173,588)	(1,173,588)
Equity contracts	(663,713)	—	791,053	—	(761,069)	(633,729)
Forward currency exchange contracts	(214,158)	3,172,633	—	(3,999,976)	—	(1,041,501)
Interest rate contracts	—	—	(376,111)	—	487,279	111,168
Volatility contracts	—	—	397,992	—	(15,691,952)	(15,293,960)

Total	$(877,871)	$3,172,633	$871,833	$(3,999,976)	$(17,139,330)	$(17,972,711)

*Includes purchased option contracts, purchased swaption contract, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

				Translation
				of assets and
Derivatives				liabilities
Not Accounted		Option		denominated
for as Hedging		contracts	Futures	in foreign
Instruments	Investments*	written	contracts	currencies	Swap contracts	Total

Commodity contracts	$—	$—	$293,628	$—	$—	$293,628
Credit contracts	—	—	—	—	990,782	990,782
Equity contracts	522,754	—	(1,085,521)	—	1,203,224	640,457
Forward currency exchange contracts	(251,620)	476,199	—	(3,558,783)	—	(3,334,204)
Interest rate contracts	(260,105)	51,594	182,256	—	464,805	438,550
Volatility contracts	—	—	76,968	—	288,718	365,686

Total	$11,029	$527,793	$(532,669)	$(3,558,783)	$2,947,529	$(605,101)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	—	$—	15,762,717	$159,728,797
Dividends and/or distributions reinvested	17,085	169,143	143,442	1,382,778
Redeemed	—	—	—	—

Net increase	17,085	$169,143	15,906,159	$161,111,575

Service Shares
Sold	31,088	$299,744	145,309	$1,456,569
Dividends and/or distributions reinvested	—	—	203	1,954
Redeemed	(24,280)	(236,836)	(87,055)	(871,516)

Net increase	6,808	$62,908	58,457	$587,007

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$119,923,162	$124,185,908

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

40      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.90
Over $5 billion	0.88

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 1.00% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-today portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividends tied to short sales expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.20% for Non-Service shares and 1.45% for Service shares. During the reporting period, the Manager waived fees and/or reimbursed the Fund $7 and $1 for Non-Service and Service shares, respectively.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $55,525.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During reporting period, the Manager waived fees and/or reimbursed the Fund $18,083 for IMMF management fees.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

41      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

10. Borrowing and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $54,876,881. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

42      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF

INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

43      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources.

This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay	Net Income	Net Profit	Other
	Date		from Sale	Capital
				Sources
Oppenheimer Global Multi-Alternatives Fund/VA	6/21/16	37.0%	0.0%	63.0%

44      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

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47      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz., Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Benjamin Rockmuller, Vice President
Dokyoung Lee, Vice President
Alessio de Longis, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2016
Oppenheimer
International Growth Fund/VA	Semiannual Report
A Series of Oppenheimer Variable Account Funds
SEMIANNUAL REPORT
Listing of Top Holdings
Fund Performance Discussion
Financial Statements

PORTFOLIO MANAGERS: George R. Evans, CFA, and Robert B. Dunphy, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 6/30/16

	Inception Date	6-Months	1-Year	5-Year	10-Year
Non-Service Shares	5/13/92	-2.59%	-5.59%	4.34%	5.17%
Service Shares	3/19/01	-2.72	-6.00	4.14	4.88
MSCI AC World ex-U.S. Index		-1.02	-10.24	0.10	1.87

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Dollarama, Inc.	1.9%
Nippon Telegraph & Telephone Corp.	1.8
Infineon Technologies AG	1.8
Heineken NV	1.4
Bunzl plc	1.4
Continental AG	1.4
Amadeus IT Holding SA, Cl. A	1.4
Keyence Corp.	1.3
James Hardie Industries plc	1.3
Vodafone Group plc	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

        REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2016, and are based on the total market value of investments.

2        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Performance Discussion

In a volatile market environment, the Fund’s Non-Service shares generated a cumulative total return of -2.59%. On a relative basis, the Fund underperformed the MSCI AC World ex-U.S. Index (the “Index”), which returned -1.02%. The Fund’s underperformance relative to the Index stemmed largely from an overweight position and stock selection in the consumer discretionary sector and an underweight position in the energy sector. Stock selection within the materials, information technology and telecommunication services sectors detracted from performance to a lesser degree. The Fund outperformed the Index most in the financials sector due to an underweight position. We are structurally and perennially underweight in the sector due to our bias against the business characteristics inherent in most financial companies. Financials stock prices reacted particularly negatively to the United Kingdom’s (“UK”) decision to exit the European Union (“EU”), commonly referred to as Brexit. The Fund also outperformed the Index in industrials as a result of stronger relative stock selection.

As we have often said before, volatility is our friend. We understand that it is uncomfortable for investors so we seek to dampen it in the Fund by investing in a large number of companies in relatively equal amounts. But down markets give us the opportunity to buy stocks at prices that we could not get when sentiment is optimistic. As the market has pulled back, we have bought more shares in companies we already own and taken the opportunity to acquire some new ones that we have coveted for some time. In addition, as long term, bottom up, micro-economic—as opposed to macroeconomic—stock pickers, we did not make changes to our portfolio in anticipation of any particular Brexit vote outcomes.

MARKET OVERVIEW

The first half of 2016 was a volatile time for global equity markets. China’s slowing economy, falling crude oil prices, and the aggressive interest rate hike path indicated by the Federal Reserve (the “Fed”) in its December 2015 communication, contributed to a tumultuous environment. March saw a temporary relief rally as communication from the Fed turned more accommodative in light of this weak start to the year. Oil prices and commodities started to pick up, but continued to experience volatility through the close of the reporting period. However, unanswered questions, including how quickly the Fed would raise interest rates and whether Britain would decide to exit the EU on its June 23 vote, made for an uncertain period. The UK surprised the markets by ultimately deciding to exit the EU. As a result, markets dropped sharply and remained volatile through the reporting period’s end. See the Strategy & Outlook section of this report for more information on the Brexit and our views/outlook.

TOP INDIVIDUAL CONTRIBUTORS

Top contributors to the Fund’s performance this period included Nippon Telegraph & Telephone Corporation, Dollarama, Inc. and CIMIC Group Ltd. Nippon Telegraph & Telephone Corporation is the incumbent telecommunications service company in Japan. It provides voice, data and video streaming services over both fixed and mobile networks. In addition, it is one of the largest providers of data warehouse services in the world. We have owned the company for nearly two years as part of our Data Deluge investment theme. The company continues to execute well on its development plans and the stock has continued to react favorably. Dollarama is the largest dollar store chain in Canada with more than 1,000 locations, with plans to expand well beyond that over the next several years. The stock price rose over the first half of the reporting period after the company announced fiscal fourth quarter sales rose 32% year over year, and same store sales rose 7.9% year over year. The company increased both its dividend and stock buyback program. Given the weakness of the Canadian economy, we believe consumers will remain highly value conscious. We believe Dollarama is well positioned for this. CIMIC Group is an Australian construction and engineering firm with considerable exposure to mining and infrastructure spending in Asia. The company has been working through a considerable restructuring in an effort to adapt to a far less robust environment both for mining and Asian infrastructure spending. The company released a quarterly report that showed some promise that these efforts are bearing fruit.

TOP INDIVIDUAL DETRACTORS

Detractors from performance this reporting period included William Hill plc, Essentra plc and Domino’s Pizza Group plc. William Hill is a London-based bookmaker. Recent trends have been cyclically soft, especially for its online efforts, in addition to periodic regulatory noise, which affects the industry. We have been investors in the company for more than a dozen years and the returns have been good, despite recent weakness. We believe it has the potential to continue its long-term results. Essentra is an international supplier of specialty plastic packaging for health and personal care products, of fiber filters, and of customized protective components for use with industrial equipment. It also has a distribution business. During the reporting period, the company guided revenue and earnings expectations lower after losing a large filter customer. The stock price dropped as a result. In our opinion, the lower near-term revenue growth is fully reflected in the share price. We are positive on the longer-term outlook for the company and on its ability to trim expenses in the near term to maintain profitability at acceptable levels. Domino’s Pizza Group is the master franchiser for Domino’s Pizza stores in the UK, Ireland, Germany and Switzerland.

3        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

During the reporting period, the group acquired a significant stake in the Icelandic, Norwegian and Swedish franchises, with intent to become a majority owner. The company also announced a three for one stock split. After reaching new highs, the stock sold off in the wake of the Brexit vote, which acted as a catalyst for profit-taking. We remain owners.

STRATEGY & OUTLOOK

As expected, global markets had a negative reaction to the Brexit. The British exit from the EU may require companies to make adjustments in their operations, though the impact and timing will not be clear for some time. Furthermore, each company within each industry will not be affected in exactly the same way. Multi-national businesses always confront a wide variety of currency, regulatory, and trade restrictions. So, while the impact of Brexit is not yet clear, the issues it raises for companies are not. They deal with them as a routine part of managing global customer relationships and supply chains.

It has been our experience that exogenous shocks often provide opportunity. As Warren Buffett once noted, in the short run markets are a voting machine, and in the long run they are a weighing machine. Ultimately, the strength and durability of the economics of a business will drive the trajectory of its share price. This is unchanged by Brexit.

We want to remind investors that we are emphatically and insistently micro-economists. While we have opinions on macro-economic and political events, we do not base our investment decisions on them. Instead, we seek high-quality companies that are able to monetize long-term structural growth opportunities due to their meaningful and durable competitive advantages. We buy them when they are offered in the market at prices that we believe will enable us to realize a return on our capital above our hurdle rate. This is the discipline we will continue to follow.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During 6 Months Ended June 30, 2016
Non-Service shares	$1,000.00	$974.10	$4.92
Service shares	1,000.00	972.80	6.15

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,019.89	5.03
Service shares	1,000.00	1,018.65	6.29

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2016 are as follows:

Class	Expense Ratios
Non-Service shares	1.00%
Service shares	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 30, 2016 Unaudited

	Shares	Value

Common Stocks—98.6%

Consumer Discretionary—21.3%

Auto Components—2.6%

Continental AG	35,330	$6,639,503

Valeo SA	134,763	6,018,856

		12,658,359

Automobiles—1.8%

Bayerische Motoren Werke AG	35,637	2,611,799

Hero MotoCorp Ltd.	130,054	6,089,085

		8,700,884

Diversified Consumer Services—0.7%

Dignity plc	102,457	3,521,604

Hotels, Restaurants & Leisure—3.6%

Carnival Corp.	137,270	6,067,334

Domino’s Pizza Group plc	1,062,054	4,727,093

Whitbread plc	55,730	2,604,810

William Hill plc	1,056,291	3,658,645

		17,057,882

Household Durables—1.3%

SEB SA	50,020	6,030,208

Media—3.6%

Grupo Televisa SAB, Sponsored ADR	127,220	3,312,809

ProSiebenSat.1 Media SE1	105,321	4,598,913

SES SA, Cl. A, FDR	189,410	4,091,431

Sky plc	306,386	3,477,569

Technicolor SA	261,940	1,625,062

		17,105,784

Multiline Retail—2.7%

Dollarama, Inc.	129,595	9,047,927

Hudson’s Bay Co.	319,462	3,854,957

		12,902,884

Specialty Retail—0.8%

Industria de Diseno Textil SA	120,883	4,031,142

Textiles, Apparel & Luxury Goods—4.2%

Burberry Group plc	251,914	3,937,883

Cie Financiere Richemont SA	65,905	3,866,319

Hermes International	12,676	4,777,186

LVMH Moet Hennessy Louis Vuitton SE	27,410	4,150,343

Swatch Group AG (The)	10,866	3,158,765

		19,890,496

Consumer Staples—12.2%

Beverages—2.7%

Diageo plc	90,910	2,543,773

Heineken NV	74,595	6,892,796

Pernod Ricard SA	28,820	3,210,180

		12,646,749

Food & Staples Retailing—2.9%

Alimentation Couche-Tard, Inc., Cl. B	96,145	4,128,739

CP ALL PCL	3,749,200	5,377,939

Spar Group Ltd. (The)	313,672	4,306,929

		13,813,607

Food Products—4.7%

Aryzta AG1	101,343	3,723,980

Barry Callebaut AG1	3,869	4,751,808

Danone SA	48,866	3,445,672

Saputo, Inc.	188,015	5,583,912

Unilever plc	105,128	5,042,684

		22,548,056

Household Products—1.3%

Reckitt Benckiser Group plc	59,097	5,945,491

Tobacco—0.6%

Swedish Match AB	88,054	3,060,031

	Shares	Value

Energy—1.4%

Energy Equipment & Services—0.4%

Technip SA	35,261	$1,917,749

Oil, Gas & Consumable Fuels—1.0%

Koninklijke Vopak NV	96,499	4,833,449

Financials—3.0%

Capital Markets—1.7%

ICAP plc	807,177	4,537,194

Tullett Prebon plc	261,864	1,055,273

UBS Group AG	203,387	2,631,544

		8,224,011

Commercial Banks—0.5%

ICICI Bank Ltd., Sponsored ADR	340,495	2,444,754

Insurance—0.8%

Prudential plc	208,769	3,556,549

Health Care—11.4%

Biotechnology—2.5%

CSL Ltd.	72,600	6,104,353

Grifols SA	258,769	5,843,600

		11,947,953

Health Care Equipment & Supplies—3.7%

Coloplast AS, Cl. B	61,965	4,625,526

Essilor International SA	37,909	5,045,421

Sonova Holding AG	31,990	4,250,279

William Demant Holding AS1	189,460	3,684,538

		17,605,764

Health Care Providers & Services—0.7%

Sonic Healthcare Ltd.	218,882	3,538,227

Life Sciences Tools & Services—1.0%

Lonza Group AG1	28,847	4,780,335

Pharmaceuticals—3.5%

Galenica AG	3,492	4,704,026

Novo Nordisk AS, Cl. B	112,338	6,041,207

Roche Holding AG	22,902	6,046,828

		16,792,061

Industrials—20.7%

Aerospace & Defense—2.3%

Airbus Group SE	93,920	5,453,785

Embraer SA	317,326	1,728,732

Rolls-Royce Holdings plc[1]	410,326	3,896,361

		11,078,878

Air Freight & Couriers—1.0%

Royal Mail plc	697,154	4,726,185

Commercial Services & Supplies—2.8%

Aggreko plc	166,902	2,866,525

Edenred	221,044	4,560,813

Prosegur Cia de Seguridad SA	925,430	5,603,049

		13,030,387

Construction & Engineering—1.3%

Boskalis Westminster	77,962	2,689,089

CIMIC Group Ltd.	135,485	3,628,513

		6,317,602

Electrical Equipment—3.3%

ABB Ltd.[1]	99,682	1,963,388

Legrand SA	76,570	3,950,626

Nidec Corp.	80,800	6,098,788

Schneider Electric SE	65,010	3,847,368

		15,860,170

Machinery—2.6%

Aalberts Industries NV	190,097	5,734,194

Atlas Copco AB, Cl. A	195,534	5,063,053

6        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Shares	Value

Machinery (Continued)

Weir Group plc (The)	84,652	$1,634,588

		12,431,835

Professional Services—3.0%

Experian plc	259,473	4,928,577

Intertek Group plc	124,440	5,810,966

SGS SA	1,564	3,586,214

		14,325,757

Trading Companies & Distributors—4.4%

Brenntag AG	110,286	5,329,537

Bunzl plc	222,481	6,881,448

Travis Perkins plc	206,602	4,133,173

Wolseley plc	88,790	4,601,559

		20,945,717

Information Technology—16.4%

Communications Equipment—2.1%

Nokia OYJ	948,403	5,396,378

Telefonaktiebolaget LM Ericsson, Cl. B	599,207	4,580,115

		9,976,493

Electronic Equipment, Instruments, & Components—2.8%

Hoya Corp.	129,193	4,599,803

Keyence Corp.	9,506	6,411,347

Spectris plc	94,768	2,307,435

		13,318,585

Internet Software & Services—1.6%

United Internet AG	78,726	3,248,257

Yahoo Japan Corp.	1,006,100	4,430,731

		7,678,988

IT Services—1.4%

Amadeus IT Holding SA, Cl. A	145,026	6,353,371

Semiconductors & Semiconductor Equipment—3.6%

ARM Holdings plc	274,730	4,161,050

ASML Holding NV	46,761	4,635,096

Infineon Technologies AG	591,639	8,502,137

		17,298,283

Software—4.4%

AVEVA Group plc	65,424	1,476,843

Dassault Systemes	65,707	5,017,376

Gemalto NV	65,672	4,022,205

SAP SE	72,067	5,386,837

	Shares	Value

Software (Continued)

Temenos Group AG1	105,085	$5,234,578

		21,137,839

Technology Hardware, Storage & Peripherals—0.5%

Lenovo Group Ltd.	3,842,000	2,321,301

Materials—5.9%

Chemicals—3.6%

Essentra plc	449,566	3,085,949

Novozymes AS, Cl. B	114,251	5,505,827

Sika AG	1,135	4,747,884

Syngenta AG	9,734	3,741,519

		17,081,179

Construction Materials—1.3%

James Hardie Industries plc	415,900	6,370,585

Containers & Packaging—1.0%

CCL Industries, Inc., Cl. B	27,404	4,769,159

Telecommunication Services—6.3%

Diversified Telecommunication Services—5.0%

BT Group plc	869,308	4,800,187

Iliad SA	20,090	4,083,809

Inmarsat plc	238,860	2,563,801

Nippon Telegraph & Telephone Corp.	186,600	8,759,658

Telstra Corp. Ltd.	885,707	3,686,003

		23,893,458

Wireless Telecommunication Services—1.3%

Vodafone Group plc	2,028,359	6,174,714

Total Common Stocks (Cost $351,557,024)		470,644,515

Preferred Stock—0.0%

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,272)	599,541	80,478

	Units

Rights, Warrants and Certificates—0.0%

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,548)	151,358	2,270

	Shares

Investment Company—0.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.49%[2,3] (Cost $3,994,902)	3,994,902	3,994,902

Total Investments, at Value (Cost $355,599,746)	99.4%	474,722,165

Net Other Assets (Liabilities)	0.6	2,848,467

Net Assets	100.0%	$477,570,632

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares June 30, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	4,009,537	34,479,814	34,494,449	3,994,902
			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$3,994,902	$13,933

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United Kingdom	$108,657,927	22.9%
France	67,225,883	14.2
Switzerland	57,187,468	12.0
Germany	36,316,984	7.6
Japan	30,300,326	6.4
Netherlands	28,806,829	6.1

7        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Canada	$27,384,695	5.8%
Spain	21,831,163	4.6
Denmark	19,857,098	4.2
Australia	16,957,096	3.6
Sweden	12,703,200	2.7
United States	10,064,506	2.1
India	8,614,317	1.8
Ireland	6,370,585	1.3
Finland	5,396,378	1.1
Thailand	5,377,939	1.1
South Africa	4,306,929	0.9
Mexico	3,312,809	0.7
China	2,321,301	0.5
Brazil	1,728,732	0.4

Total	$474,722,165	100.0%

See accompanying Notes to Financial Statements.

8        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 30, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $351,604,844)	$470,727,263
Affiliated companies (cost $3,994,902)	3,994,902

474,722,165

Cash	499,613

Cash—foreign currencies (cost $3,300)	4

Receivables and other assets:
Dividends	2,393,371
Shares of beneficial interest sold	632,722
Investments sold	80,583
Other	28,411

Total assets	478,356,869

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	338,941
Foreign capital gains tax	220,202
Investments purchased	140,071
Distribution and service plan fees	36,415
Trustees’ compensation	20,425
Shareholder communications	5,959
Other	24,224

Total liabilities	786,237

Net Assets	$477,570,632

Composition of Net Assets
Par value of shares of beneficial interest	$227,226

Additional paid-in capital	360,118,047

Accumulated net investment income	4,644,415

Accumulated net realized loss on investments and foreign currency transactions	(6,227,355)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	118,808,299

Net Assets	$477,570,632

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $303,148,731 and 146,439,789 shares of beneficial interest outstanding)	$2.07

Service Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $174,421,901 and 80,785,754 shares of beneficial interest outstanding)	$2.16

See accompanying Notes to Financial Statements.

9        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $616,052)	$7,592,170
Affiliated companies	13,933

Interest	35

Total investment income	7,606,138

Expenses
Management fees	2,267,798
Distribution and service plan fees —Service shares	212,602

Transfer and shareholder servicing agent fees:
Non-Service shares	152,976
Service shares	85,195

Shareholder communications:
Non-Service shares	4,924
Service shares	2,754

Custodian fees and expenses	24,101

Trustees’ compensation	11,300

Borrowing fees	4,252

Other	44,371

Total expenses	2,810,273
Less reduction to custodian expenses	(163)
Less waivers and reimbursements of expenses	(211,254)

Net expenses	2,598,856

Net Investment Income	5,007,282

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies (net of foreign capital gains tax of $6,698)	718,512
Foreign currency transactions	5,340

Net realized gain	723,852

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $150,566)	(20,015,212)
Translation of assets and liabilities denominated in foreign currencies	1,877,831

Net change in unrealized appreciation/depreciation	(18,137,381)

Net Decrease in Net Assets Resulting from Operations	$(12,406,247)

See accompanying Notes to Financial Statements.

10        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment income	$5,007,282	$5,013,190

Net realized gain	723,852	12,349,329

Net change in unrealized appreciation/depreciation	(18,137,381)	(2,159,966)

Net increase (decrease) in net assets resulting from operations	(12,406,247)	15,202,553

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,398,645)	(4,005,137)
Service shares	(1,459,515)	(1,505,303)

	(4,858,160)	(5,510,440)

Distributions from net realized gain:
Non-Service shares	(7,229,895)	(24,445,588)
Service shares	(4,021,530)	(11,368,323)

	(11,251,425)	(35,813,911)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	4,171,901	(24,199,401)
Service shares	15,075,211	32,889,329

	19,247,112	8,689,928

Net Assets
Total decrease	(9,268,720)	(17,431,870)

Beginning of period	486,839,352	504,271,222

End of period (including accumulated net investment income of $4,644,415 and $4,495,293, respectively)	$477,570,632	$486,839,352

See accompanying Notes to Financial Statements.

11        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$2.20	$2.31	$2.57	$2.07	$1.72	$1.87

Income (loss) from investment operations:
Net investment income[2]	0.02	0.03	0.03	0.03	0.03	0.02
Net realized and unrealized gain (loss)	(0.08)	0.06	(0.21)	0.50	0.35	(0.15)

Total from investment operations	(0.06)	0.09	(0.18)	0.53	0.38	(0.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)	(0.02)
Distributions from net realized gain	(0.05)	(0.17)	(0.05)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.20)	(0.08)	(0.03)	(0.03)	(0.02)

Net asset value, end of period	$2.07	$2.20	$2.31	$2.57	$2.07	$1.72

Total Return, at Net Asset Value[3]	(2.59)%	3.43%	(7.22)%	25.87%	22.22%	(7.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$303,149	$317,547	$358,756	$458,038	$348,449	$364,221

Average net assets (in thousands)	$307,172	$343,347	$400,556	$404,859	$332,018	$406,974

Ratios to average net assets:[4]
Net investment income	2.18%	1.08%	1.13%	1.24%	1.68%	1.21%
Expenses excluding interest and fees from borrowings	1.09%	1.08%	1.07%	1.09%	1.13%	1.09%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.09%	1.08%	1.07%	1.09%	1.13%	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

Portfolio turnover rate	6%	24%	41%	32%	22%	25%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.09%
Year Ended December 31, 2015	1.08%
Year Ended December 31, 2014	1.07%
Year Ended December 31, 2013	1.09%
Year Ended December 31, 2012	1.13%
Year Ended December 30, 2011	1.09%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Service Shares	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$2.29	$2.40	$2.66	$2.14	$1.78	$1.94

Income (loss) from investment operations:
Net investment income[2]	0.02	0.02	0.02	0.02	0.03	0.02
Net realized and unrealized gain (loss)	(0.08)	0.06	(0.21)	0.53	0.35	(0.17)

Total from investment operations	(0.06)	0.08	(0.19)	0.55	0.38	(0.15)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.02)	(0.02)	(0.03)	(0.02)	(0.01)
Distributions from net realized gain	(0.05)	(0.17)	(0.05)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.19)	(0.07)	(0.03)	(0.02)	(0.01)

Net asset value, end of period	$2.16	$2.29	$2.40	$2.66	$2.14	$1.78

Total Return, at Net Asset Value[3]	(2.72)%	3.11%	(7.15)%	25.71%	21.68%	(7.61)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$174,422	$169,292	$145,515	$118,060	$68,997	$57,276

Average net assets (in thousands)	$171,069	$165,226	$128,694	$88,647	$63,118	$62,359

Ratios to average net assets:[4]
Net investment income	1.97%	0.79%	0.85%	0.89%	1.43%	0.96%
Expenses excluding interest and fees from borrowings	1.34%	1.33%	1.32%	1.34%	1.38%	1.34%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.34%	1.33%	1.32%	1.34%	1.38%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%

Portfolio turnover rate	6%	24%	41%	32%	22%	25%

1. December 30, 2011 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended June 30, 2016	1.34%
Year Ended December 31, 2015	1.33%
Year Ended December 31, 2014	1.32%
Year Ended December 31, 2013	1.34%
Year Ended December 31, 2012	1.38%
Year Ended December 30, 2011	1.34%

See accompanying Notes to Financial Statements.

13        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS June 30, 2016 Unaudited

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

14        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2015, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the Fund will not have any capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$362,640,893
Federal tax cost of other investments	3,300

Total federal tax cost	$362,644,193

Gross unrealized appreciation	$159,883,780
Gross unrealized depreciation	(48,116,630)

Net unrealized appreciation	$111,767,150

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued

15        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing

16        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

3. Securities Valuation (Continued)

the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$22,283,027	$79,616,216	$—	$101,899,243
Consumer Staples	9,712,651	48,301,283	—	58,013,934
Energy	—	6,751,198	—	6,751,198
Financials	2,444,754	11,780,560	—	14,225,314
Health Care	—	54,664,340	—	54,664,340
Industrials	—	98,716,531	—	98,716,531
Information Technology	—	78,084,860	—	78,084,860
Materials	4,769,159	23,451,764	—	28,220,923
Telecommunication Services	—	30,068,172	—	30,068,172
Preferred Stock	80,478	—	—	80,478
Rights, Warrants and Certificates	—	2,270	—	2,270
Investment Company	3,994,902	—	—	3,994,902

Total Assets	$43,284,971	$431,437,194	$—	$474,722,165

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

17        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	8,941,085	$19,050,267	25,785,184	$60,862,122
Dividends and/or distributions reinvested	4,989,924	10,628,540	12,263,244	28,450,725
Redeemed	(11,901,469)	(25,506,906)	(48,734,993)	(113,512,248)

Net increase (decrease)	2,029,540	$4,171,901	(10,686,565)	$(24,199,401)

Service Shares
Sold	10,244,631	$22,831,385	20,290,959	$49,094,495
Dividends and/or distributions reinvested	2,468,940	5,481,045	5,341,754	12,873,626
Redeemed	(5,936,049)	(13,237,219)	(12,264,866)	(29,078,792)

Net increase	6,777,522	$15,075,211	13,367,847	$32,889,329

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$32,406,856	$27,355,413

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

18        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $250 million	1.00%
Next $250 million	0.90
Next $500 million	0.85
Over $1 billion	0.82

The Fund’s effective management fee for the reporting period was 0.95% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager waived fees and/or reimbursed the Fund $133,638 and $74,542 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $3,074 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against

19        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

20        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer International Growth Fund/VA	6/21/16	32.5%	45.6%	21.9%

22        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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23        OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
George R. Evans, Vice President
Robert B. Dunphy, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	Ropes & Gray LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/12/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/12/2016